                                           REGISTRATION STATEMENT NO. 333-58809
                                                                      811-08869
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 11


                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 11


                               -----------------

           THE TRAVELERS SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES
                          (Exact name of Registrant)

                    THE TRAVELERS LIFE AND ANNUITY COMPANY
                              (Name of Depositor)

                               -----------------

                  One Cityplace, Hartford, Connecticut 06103
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including area code: (860) 308-1000


                            JAMES L. LIPSCOMB, ESQ.
                 EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                    The Travelers Life and Annuity Company
                                 One Cityplace
                       Hartford, Connecticut 06103-3415
                                (860) 308-1000
           (Name, Address, including Zip Code, and Telephone Number,
                   including Area Code of Agent for Service)
                    (Name and Address of Agent for Service)

                                  COPIES TO:
                                Diane E. Ambler
                  Krikpatrick & Lockhart Nicholson Graham LLP
                               1601 K Street, NW
                             Washington, DC 20006


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2006 pursuant to paragraph (b) of Rule 485.


[ ] __ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on ______ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[N/A] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS

                METLIFE RETIREMENT ACCOUNT ANNUITY PROSPECTUS:
                (Formerly Travelers Retirement Account Annuity)

          METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES
     (Formerly The Travelers Separate Account Five for Variable Annuities)
           METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES
     (Formerly The Travelers Separate Account Six for Variable Annuities)
This prospectus describes MetLife Retirement Account Annuity, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively).* MetLife Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts".) We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts." The Contract is not available to new purchasers. Current Contract Owners may make additional purchase payments.

You can choose to have your premium ("Purchase Payments") and any applicable Purchase Payment Credits accumulate on a variable and, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

AMERICAN FUNDS INSURANCE SERIES
 American Funds Global Growth Fund -- Class 2
 American Funds Growth Fund -- Class 2
 American Funds Growth-Income Fund -- Class 2
DELAWARE VIP TRUST -- STANDARD CLASS
 Delaware VIP Small Cap Value Series
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL SHARES
 Dreyfus Variable Investment Fund Appreciation Portfolio
 Dreyfus Variable Investment Fund Developing Leaders Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Templeton Developing Markets Securities Fund -- Class 2
 Templeton Foreign Securities Fund -- Class 2
JANUS ASPEN SERIES
 Mid Cap Growth Portfolio -- Service Shares
LAZARD RETIREMENT SERIES, INC.
 Lazard Retirement Small Cap Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
 Legg Mason Partners Variable All Cap Portfolio -- Class I+
 Legg Mason Partners Variable Investors Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
 Legg Mason Partners Variable Appreciation Portfolio+
 Legg Mason Partners Variable Equity Index Portfolio -- Class II+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
 Legg Mason Partners Variable Adjustable Rate Income Portfolio+
 Legg Mason Partners Variable Aggressive Growth Portfolio+
 Legg Mason Partners Variable High Income Portfolio+
 Legg Mason Partners Variable Large Cap Growth Portfolio+
 Legg Mason Partners Variable Social Awareness Stock Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
 Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio+ MET INVESTORS SERIES TRUST
 Batterymarch Mid-Cap Stock Portfolio -- Class A+
 Dreman Small-Cap Value Portfolio -- Class A+
 Harris Oakmark International Portfolio -- Class A+
 Janus Capital Appreciation Portfolio -- Class A+
 Legg Mason Partners Managed Assets Portfolio+
 Lord Abbett Bond Debenture Portfolio -- Class A+
 Lord Abbett Growth and Income Portfolio -- Class B+


 Lord Abbett Mid-Cap Value Portfolio -- Class B+
 Mercury Large-Cap Core Portfolio -- Class A+
 Met/AIM Capital Appreciation Portfolio -- Class A+
 Met/AIM Small Cap Growth Portfolio -- Class A+
 MFS(R) Value Portfolio -- Class A+
 Neuberger Berman Real Estate Portfolio -- Class A+
 Pioneer Fund Portfolio -- Class A+
 Pioneer Mid-Cap Value Portfolio -- Class A
 Pioneer Strategic Income Portfolio -- Class A+
METLIFE INVESTMENT FUNDS, INC.
 MetLife Investment Diversified Bond Fund+ -- Class I
 MetLife Investment International Stock Fund+ -- Class I
 MetLife Investment Large Company Stock Fund+ -- Class I
 MetLife Investment Small Company Stock Fund+ -- Class I
METROPOLITAN SERIES FUND, INC.
 BlackRock Aggressive Growth Portfolio -- Class D+
 BlackRock Bond Income Portfolio -- Class A+
 BlackRock Money Market Portfolio -- Class A+
 FI Large Cap Portfolio -- Class A+
 FI Value Leaders Portfolio -- Class D+
 MFS(R) Total Return Portfolio -- Class F+
 Oppenheimer Global Equity Portfolio -- Class B+
 Western Asset Management High Yield Bond Portfolio -- Class A+
 Western Asset Management U.S. Government Portfolio -- Class A+
PIMCO VARIABLE INSURANCE TRUST -- Administrative Class
 Real Return Portfolio
 Total Return Portfolio
PUTNAM VARIABLE TRUST
 Putnam VT Small Cap Value Fund -- Class IB
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen Life Investment Trust
 Comstock Portfolio -- CLASS II
VARIABLE INSURANCE PRODUCTS FUND -- Service Class 2
 VIP Contrafund(R) Portfolio
 VIP Mid Cap Portfolio
METROPOLITAN SERIES FUND, INC. -- ASSET ALLOCATION PORTFOLIOS - CLASS B
 MetLife Conservative Allocation Portfolio
 MetLife Conservative to Moderate Allocation Portfolio
 MetLife Moderate Allocation Portfolio
 MetLife Moderate to Aggressive Allocation Portfolio
 MetLife Aggressive Allocation Portfolio

--------

 (+)This Variable Funding Option has been subject to a merger, substitution or name change. Please see Appendix F.

We also offer variable annuity Contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract, certain Contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006.
We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at MetLife Insurance Company of Connecticut, Annuity Operations and Services, One Cityplace, Hartford, 185 Asylum Street, Connecticut 06103-3415, call 1-800-233-3591 or access the SEC's website (http://www.sec.gov). See Appendix H for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED MAY 1, 2006

--------
 * The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The Travelers Life and Annuity Company has filed for approval to change its name to MetLife Life and Annuity Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a contract endorsement notifying you of the name change once it has occurred.

                               TABLE OF CONTENTS




Glossary...................................................................  3
Summary....................................................................  5
Fee Table..................................................................  9
Condensed Financial Information............................................ 18
The Annuity Contract....................................................... 18
 Contract Owner Inquiries.................................................. 19
 Purchase Payments......................................................... 19
 Purchase Payment Credits.................................................. 19
 Conservation Credit....................................................... 20
 Accumulation Units........................................................ 20
 The Variable Funding Options.............................................. 20
Fixed Account.............................................................. 26
Charges and Deductions..................................................... 26
 General................................................................... 26
 Withdrawal Charge......................................................... 27
 Free Withdrawal Allowance................................................. 28
 Transfer Charge........................................................... 28
 Mortality and Expense Risk Charge......................................... 29
 Variable Funding Option Expenses.......................................... 29
 Floor Benefit/Liquidity Benefit Charges................................... 29
 CHART Asset Allocation Program Charges.................................... 29
 Premium Tax............................................................... 30
 Changes in Taxes Based upon Premium or Value.............................. 30
Transfers.................................................................. 30
 Market Timing............................................................. 30
CHART Asset Allocation Program............................................. 33
Access to Your Money....................................................... 34
 Systematic Withdrawals.................................................... 35
Ownership Provisions....................................................... 35
 Types of Ownership........................................................ 35
   Contract Owner.......................................................... 35
   Beneficiary............................................................. 36
Death Benefit.............................................................. 36
 Death Proceeds before the Maturity Date................................... 36
 Step-Up Death Benefit Value............................................... 37
 Payment of Proceeds....................................................... 38
 Beneficiary Contract Continuance.......................................... 38
 Planned Death Benefit..................................................... 39
 Death Proceeds after the Maturity Date.................................... 39
The Annuity Period......................................................... 39
 Maturity Date............................................................. 39
 Liquidity Benefit......................................................... 40
 Allocation of Annuity..................................................... 41
 Variable Annuity.......................................................... 41
 Fixed Annuity............................................................. 42
Payment Options............................................................ 42
 Election of Options....................................................... 42


 Annuity Options...........................................................  43
Miscellaneous Contract Provisions..........................................  43
 Right to Return...........................................................  43
 Termination...............................................................  44
 Required Reports..........................................................  44
 Suspension of Payments....................................................  44
The Separate Accounts......................................................  44
 Performance Information...................................................  45
Federal Tax Considerations.................................................  45
 General Taxation of Annuities.............................................  45
 Qualified Annuity Contracts...............................................  46
   Taxation of Qualified Annuity Contracts.................................  47
   Mandatory Distributions for Qualified Plans.............................  47
   Treatment of Charges for Optional Benefits..............................  49
   Taxation of Death Benefit Proceeds......................................  49
 Other Tax Considerations..................................................  49
   Penalty Tax for Premature Distribution..................................  48
   Puerto Rico Tax Considerations..........................................  49
   Non-Resident Aliens.....................................................  50
   Hurricane Relief........................................................  50
Incorporation of Certain Documents by Reference............................  50
Other Information..........................................................  51
 The Insurance Companies...................................................  51
 Financial Statements......................................................  52
 Distribution of the Contracts.............................................  52
 Conformity with State and Federal Laws....................................  54
 Voting Rights.............................................................  54
 Restrictions on Financial Transactions....................................  54
 Legal Proceedings.........................................................  55
Appendix A: Condensed Financial Information for
 MetLife Insurance Company of Connecticut: Separate Account Five            A-1
Appendix B: Condensed Financial Information for
 MetLife Life and Annuity Company of Connecticut:
 Separate Account Six...................................................... B-1
Appendix C: Waiver of Withdrawal Charge for Nursing Home Confinement....... C-1
Appendix D: Market Value Adjustment........................................ D-1
Appendix E: What You Need To Know If You Are A Texas Optional Retirement
 Program Participant....................................................... E-1
Appendix -- F: Additional Information Regarding the Underlying Funds....... F-1
Appendix G: Portfolio Legal and Marketing Names............................ G-1
Appendix H: Contents of the Statement of Additional Information............ H-1

                                   GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or
(d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.


HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.


MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an Annuity or Income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

PURCHASE PAYMENT CREDIT -- an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.


SEPARATE ACCOUNT -- MetLife of CT Separate Account Five for Variable Annuities and MetLife of CT Separate Account Six for Variable Annuities, each a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- an open-end diversified management investment company that serves as an investment option under the Separate Account.


WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.


WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                   SUMMARY:


                          METLIFE RETIREMENT ACCOUNT


THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.


WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, ("the Company," "we" or "us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing Company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors MetLife of CT Separate Account Five for Variable Annuities ("Separate Account Five"); MetLife Life and Annuity Company of Connecticut sponsors MetLife of CT Separate Account Six for Variable Annuities ("Separate Account Six"). When we refer to the Separate Account, we are referring to either Separate Account Five or Separate Account Six, depending upon your issuing Company. The Contract may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.


CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.


During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is not available for purchase if the proposed owner or Annuitant Is age 81 or older. The Contract is not available to new purchasers.


CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to make Purchase Payments under this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, that the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

WHO IS THE CONTRACT ISSUED TO? If you purchase an individual Contract, you are the Contract Owner. If a group Contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual Contract Owner or the group participant, as applicable. We refer to both contracts and certificates as "Contracts." If a group unallocated Contract is purchased, we issue only the Contract.


We issue group Contracts in connection with retirement plans. Depending on your Plan, certain features and/or Variable Funding Options described in this prospectus may not be available to you. Your Plan provisions supersede the prospectus. If you have any questions about your specific Plan, contact your Plan administrator.


IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any Contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in the same position as if you had exercised the right to return in a variable annuity Contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its Subaccounts, the Separate Account uses your Purchase Payments to purchase shares, at your direction, of one or more of the Variable Funding Options. In turn, each Variable Funding Option invests in an underlying mutual fund ("Underlying Fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners.


WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the M&E charge at an annual rate of 0.80% for the Standard Death Benefit, and 1.25% for the Optional Death Benefit. Each Underlying Fund also charges for management costs and other expenses.


We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn. The maximum percentage is 5%, decreasing to 0% in years six and later.

Upon annuitization, if you select the Variable Annuitization Floor Benefit, there is a Floor Benefit charge assessed. This charge will vary based upon market conditions, and will be set at the time you choose this option. Once established, this charge will remain the same throughout the term of the annuitization. If you select the Liquidity Benefit, there is a charge of 5% of the amounts withdrawn.

If you are a participant in the CHART Asset Allocation Program, the maximum charge is 0.75% deducted from amounts of the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments, Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Managed Distribution Program").


HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, and income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Optional Death Benefit. If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

   . DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

   . SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the free withdrawal allowance may be subject to a withdrawal charge.

   . MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain Contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.


   . ASSET ALLOCATION SERVICES. Effective February 1, 2006, the CHART Asset Allocation Program is closed. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll. Participants in the program enter into a separate advisory agreement with MetLife Investment Fund Services LLC ("MIFS") (formerly, CitiStreet Financial Services LLC), an affiliate of the Company for the purpose of receiving asset allocation advice under MIFS's CHART program (the "program"). Under the program, participants allocate Contract Value according to asset allocation models developed by MIFS in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. The program is not a part of the Contract issued by the Company, and is closed to new participants. The program is fully described in a separate disclosure statement prepared by MIFS.


   . BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.

                                   FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE..................................................... 5%/(1)/
(AS A PERCENTAGE OF THE PURCHASE PAYMENTS AND ANY APPLICABLE PURCHASE
PAYMENT CREDITS WITHDRAWN)

TRANSFER CHARGE....................................................... $10/(2)/
(ASSESSED ON TRANSFERS THAT EXCEED 12 PER YEAR)

LIQUIDITY BENEFIT CHARGE.............................................. 5%
(DURING THE ANNUITY PERIOD, IF YOU HAVE ELECTED THE LIQUIDITY
BENEFIT, A SURRENDER CHARGE OF 5% OF THE AMOUNT WITHDRAWN WILL BE
ASSESSED. SEE "LIQUIDITY BENEFIT").

--------
 (1)The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 5 years. The charge is as follows:

         YEARS SINCE PURCHASE
             PAYMENT MADE              WITHDRAWAL CHARGE
-------------------------------------- -----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             1 years           5%
        1 years             2 years           4%
        2 years             3 years           3%
        3 years             4 years           2%
        4 years             5 years           1%
        5 years+                              0%

 (2)We do not currently assess the transfer charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.


ANNUAL SEPARATE ACCOUNT CHARGES
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE
ACCOUNT )(3)



We will assess a minimum mortality and expense risk charge ("M&E") of 0.80% for the standard death benefit and .1.25% for the optional Death Benefit. Below is a summary of all maximum charges that may apply, depending on the death benefit you select and the optional features you select:


                                          STANDARD DEATH BENEFIT: OPTIONAL DEATH BENEFIT:
                                          ----------------------- -----------------------
Mortality and Expense Risk Charge........          0.80%                   1.25%
Administrative Expense Charge............          None                    None
                                                   ----                    ----
   Total Annual Separate Account Charges.          0.80%                   1.25%

During the annuity period, if you have elected the Variable Annuitization Floor Benefit, a total annual separate account charge of up to 3.80% or 4.25% may apply. See "Variable Annuitization Floor Benefit".


(3) We are waiving the following amounts of the M&E charge on these
Subaccounts: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund, Inc. and an amount equal to the underlying fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio of the Met Investors Series Trust.

CHART PROGRAM

Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. Plan participants who enrolled in the program prior to February 1, 2006, may continue to make additional Purchase Payments into the program. Plan participants who cancel enrollment in the program, may not re-enroll.



MAXIMUM ANNUAL FEE FOR CHART PROGRAM.................................. 0.75%



The following table describes the annual investment advisory fee for clients who enter into an investment advisory agreement to participate in MIFS's CHART asset allocation program. The annual fee is applied to the participant's current Contract Value. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender.



                                       MAXIMUM
   CONTRACT VALUE                   ANNUAL FEE FOR
EQUAL OR GREATER THAN BUT LESS THAN CHART PROGRAM
--------------------- ------------- --------------
         $0             $25,000         0.75
      $25,000           $50,000         0.75
      $50,000           $75,000         0.50
      $75,000           $100,000        0.35%
      $100,000          $250,000        0.25%
      $250,000          $500,000        0.15%
      $500,00+                          0.10%



UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1- 800-233-3591.


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                              MINIMUM MAXIMUM
                                                                              ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management
fees, distribution and/or service fees (12b-1) fees, and other expenses).....  0.42%   4.47%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                         DISTRIBUTION                        CONTRACTUAL FEE NET TOTAL
                                                            AND/OR              TOTAL ANNUAL     WAIVER       ANNUAL
                                             MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE  OPERATING
UNDERLYING FUND:                                FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES
----------------                             ---------- -------------- -------- ------------ --------------- ----------
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Core Equity Fund -- Series I+....   0.60%         --         0.27%      0.87%           --        0.87%/(1)/
AMERICAN FUNDS INSURANCE SERIES
  American Funds Global Growth Fund --
   Class 2*.................................   0.58%        0.25%       0.04%      0.87%           --        0.87%
  American Funds Growth Fund -- Class
   2*.......................................   0.33%        0.25%       0.02%      0.60%           --        0.60%
  American Funds Growth-Income Fund --
   Class 2*.................................   0.28%        0.25%       0.01%      0.54%           --        0.54%
CREDIT SUISSE TRUST
  Credit Suisse Trust Emerging Market
   Portfolio+...............................   1.25%         --         0.44%      1.69%           --        1.69%
DELAWARE VIP TRUST
  Delaware VIP Small Cap Value Series --
   Standard Class...........................   0.73%         --         0.12%      0.85%           --        0.85%
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus Variable Investment Fund
   Appreciation Portfolio -- Initial Shares.   0.75%         --         0.05%      0.80%           --        0.80%
  Dreyfus Variable Investment Fund
   Developing Leaders Portfolio -- Initial
   Shares...................................   0.75%         --         0.06%      0.81%           --        0.81%
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Templeton Developing Markets Securities
   Fund -- Class 2*.........................   1.24%        0.25%       0.29%      1.78%           --        1.78%
  Templeton Foreign Securities Fund --
   Class 2*.................................   0.65%        0.25%       0.17%      1.07%          0.05%      1.02%/(2)/
JANUS ASPEN SERIES
  Mid Cap Growth Portfolio -- Service
   Shares*..................................   0.64%        0.25%       0.03%      0.92%           --        0.92%
  Worldwide Growth Portfolio -- Service
   Shares*+.................................   0.60%        0.25%       0.01%      0.86%           --        0.86%/(3)/
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio*....   0.75%        0.25%       0.22%      1.22%           --        1.22%
LEGG MASON PARTNERS INVESTMENT SERIES
  Legg Mason Partners Variable Dividend
   Strategy Portfolio+++....................   0.65%         --         0.21%      0.86%           --        0.86%
  Legg Mason Partners Variable Premier
   Selections All Cap Growth Portfolio+++...   0.75%         --         0.19%      0.94%           --        0.94%
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
INC.
  Legg Mason Partners Variable All Cap
   Portfolio -- Class I.....................   0.75%         --         0.07%      0.82%           --        0.82%
  Legg Mason Partners Variable Investors
   Portfolio................................   0.65%         --         0.06%      0.71%           --        0.71%

                                                          DISTRIBUTION                        CONTRACTUAL FEE   NET TOTAL
                                                             AND/OR              TOTAL ANNUAL     WAIVER         ANNUAL
                                              MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                                 FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT    EXPENSES
----------------                              ---------- -------------- -------- ------------ --------------- --------------
  Legg Mason Partners Variable Small Cap
   Growth Portfolio+.........................   0.75%         --         0.22%      0.97%           --        0.97%
  Legg Mason Partners Variable Total Return
   Portfolio -- Class I+.....................   0.75%         --         0.18%      0.93%           --        0.93%/(4)/
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Legg Mason Partners Variable
   Appreciation Portfolio....................   0.70%         --         0.02%      0.72%           --        0.72%
  Legg Mason Partners Variable Equity Index
   Portfolio -- Class II*....................   0.31%        0.25%       0.03%      0.59%           --        0.59%
  Legg Mason Partners Variable
   Fundamental Value Portfolio+..............   0.75%         --         0.03%      0.78%           --        0.78%
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
INC.
  Legg Mason Partners Variable Adjustable
   Rate Income Portfolio*++..................   0.55%        0.25%       0.28%      1.08%           --        1.08%/(5)/
  Legg Mason Partners Variable Aggressive
   Growth Portfolio++........................   0.75%         --         0.02%      0.77%           --        0.77%/(5)/
  Legg Mason Partners Variable High
   Income Portfolio++........................   0.60%         --         0.06%      0.66%           --        0.66%
  Legg Mason Partners Variable International
   All Cap Growth Portfolio+++...............   0.85%         --         0.15%      1.00%           --        1.00%/(5)/
  Legg Mason Partners Variable Large Cap
   Growth Portfolio++........................   0.75%         --         0.04%      0.79%           --        0.79%/(5)/
  Legg Mason Partners Variable Social
   Awareness Stock Portfolio++...............   0.71%         --         0.04%      0.75%           --        0.75%/(6)/
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
  Legg Mason Partners Variable Small Cap
   Growth Opportunities Portfolio............   0.75%         --         0.30%      1.05%           --        1.05%
MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock Portfolio --
   Class A...................................   0.70%         --         0.10%      0.80%           --        0.80%/(17)/
  Dreman Small-Cap Value Portfolio --
   Class A...................................   0.83%         --         3.64%      4.47%          3.37%      1.10%/(7)(17)/
  Harris Oakmark International Portfolio --
   Class A...................................   0.82%         --         0.13%      0.95%           --        0.95%
  Janus Capital Appreciation Portfolio --
   Class A...................................   0.65%         --         0.09%      0.74%           --        0.74%/(17)/
  Legg Mason Partners Managed Assets
   Portfolio.................................   0.50%         --         0.09%      0.59%           --        0.59%/(17)/
  Lord Abbett Bond Debenture Portfolio --
   Class A...................................   0.51%         --         0.05%      0.56%           --        0.56%
  Lord Abbett Growth and Income Portfolio
   -- Class B*...............................   0.50%        0.25%       0.04%      0.79%           --        0.79%/(16)/

                                                           DISTRIBUTION                        CONTRACTUAL FEE
                                                              AND/OR              TOTAL ANNUAL  WAIVER AND/OR  NET TOTAL ANNUAL
                                               MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING       EXPENSE        OPERATING
UNDERLYING FUND:                                  FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT      EXPENSES
----------------                               ---------- -------------- -------- ------------ --------------- ----------------
  Lord Abbett Mid-Cap Value Portfolio -
   Class B*...................................   0.68%        0.25%       0.08%      1.01%          --          1.01%
  Mercury Large-Cap Core Portfolio -- Class
   A..........................................   0.78%        --          0.12%      0.90%          --          0.90%/(17)/
  Met/AIM Capital Appreciation Portfolio --
   Class A....................................   0.76%        --          0.05%      0.81%          --          0.81%/(17)/
  Met/AIM Small Cap Growth Portfolio --
   Class A....................................   0.90%        --          0.10%      1.00%          --          1.00%/(7)(17)/
  MFS(R) Value Portfolio -- Class A...........   0.73%        --          0.24%      0.97%          --          0.97%/(17)/
  Neuberger Berman Real Estate Portfolio --
   Class A....................................   0.67%        --          0.03%      0.70%          --          0.70%
  Pioneer Fund Portfolio -- Class A...........   0.75%        --          0.28%      1.03%          0.03%       1.00%/(7)(17)/
  Pioneer Mid-Cap Value Portfolio -- Class
   A..........................................   0.75%        --          2.84%      3.59%          2.59%       1.00%/(7)(17)/
  Pioneer Strategic Income Portfolio -- Class
   A..........................................   0.73%        --          0.09%      0.82%          --          0.82%/(17)/
METLIFE INVESTMENT FUNDS
  MetLife Investment Diversified Bond Fund-
   Class I....................................   0.41%        --          0.11%      0.52%          --          0.52%/(8)/
  MetLife Investment International Stock
   Fund -- Class I............................   0.73%        --          0.19%      0.92%          --          0.92%/(8)/
  MetLife Investment Large Company Stock
   Fund -- Class I............................   0.53%        --          0.11%      0.64%          --          0.64%
  MetLife Investment Small Company Stock
   Fund -- Class I............................   0.64%        --          0.15%      0.79%          --          0.79%/(8)/
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth Portfolio --
   Class D*...................................   0.73%        0.10%       0.06%      0.89%          --          0.89%
  BlackRock Bond Income Portfolio -- Class
   A..........................................   0.40%        --          0.07%      0.47%          --          0.47%/(9)/
  BlackRock Money Market Portfolio --
   Class A....................................   0.35%        --          0.07%      0.42%          0.01%       0.41%/(10)/
  FI Large Cap Portfolio -- Class A...........   0.80%        --          0.06%      0.86%          --          0.86%/(11)/
  FI Value Leaders Portfolio -- Class D*......   0.66%        0.10%       0.07%      0.83%          --          0.83%
  MFS(R) Total Return Portfolio -- Class F*...   0.57%        0.20%       0.16%      0.93%          --          0.93%/(14)/
  Oppenheimer Global Equity Portfolio --
   Class B*...................................   0.60%        0.25%       0.33%      1.18%          --          1.18%
  Western Asset Management High Yield
   Bond Portfolio -- Class A..................   0.48%        --          0.12%      0.60%          --          0.60%/(11)/
  Western Asset Management U.S.
   Government Portfolio -- Class A............   0.54%        --          0.07%      0.61%          --          0.61%
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio -- Administrative
   Class......................................   0.25%        --          0.41%      0.66%          --          0.66%/(12)/
  Total Return Portfolio -- Administrative
   Class......................................   0.25%        --          0.40%      0.65%          --          0.65%

                                                            DISTRIBUTION                        CONTRACTUAL FEE  NET TOTAL
                                                               AND/OR              TOTAL ANNUAL     WAIVER        ANNUAL
                                                MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                                   FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT   EXPENSES
----------------                                ---------- -------------- -------- ------------ --------------- -----------
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth Fund --
   Class IB*+..................................   0.70%        0.25%       0.47%      1.42%           --        1.42%
  Putnam VT International Equity Fund --
   Class IB*+..................................   0.75%        0.25%       0.18%      1.18%           --        1.18%
  Putnam VT Small Cap Value Fund -- Class
   IB*.........................................   0.76%        0.25%       0.08%      1.09%           --        1.09%
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen Life Investment Trust
   Comstock Portfolio Class II*................   0.56%        0.25%       0.03%      0.84%           --        0.84%
  Van Kampen Life Investment Trust
   Emerging Growth Portfolio Class II*+........   0.70%        0.25%       0.07%      1.02%           --        1.02%
  Van Kampen Life Investment Trust
   Enterprise Portfolio Class II*+.............   0.50%        0.25%       0.18%      0.93%           --        0.93%
VARIABLE INSURANCE PRODUCTS FUND
  VIP Contrafund(R) Portfolio -- Service Class
   2*..........................................   0.57%        0.25%       0.09%      0.91%           --        0.91%
  VIP Dynamic Capital Appreciation
   Portfolio -- Service Class 2*+..............   0.57%        0.25%       0.36%      1.18%           --        1.18%
  VIP Mid Cap Portfolio -- Service Class
   2*..........................................   0.57%        0.25%       0.12%      0.94%           --        0.94%
WELLS FARGO VARIABLE TRUST
  Wells Fargo Advantage VT Small/MidCap
   Value Fund*+................................   0.75%        0.25%       0.40%      1.40%          0.26%      1.14%/(13)/



                                                                                                      NET TOTAL
                                                                                                       ANNUAL
                                                                                                      OPERATING
                                                                                                      EXPENSES
                                                                                                      INCLUDING
                                    DISTRIBUTION                         CONTRACTUAL FEE NET TOTAL       NET
                                       AND/OR               TOTAL ANNUAL     WAIVER        ANNUAL    EXPENSES OF
                        MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE  OPERATING   UNDERLYING
UNDERLYING FUND:           FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES**  PORTFOLIOS
----------------        ---------- --------------- -------- ------------ --------------- ---------- -------------
METROPOLITAN SERIES
FUND, INC.
Asset Allocation
 Portfolios
MetLife Conservative
 Allocation Portfolio
 -- Class B *..........   0.10%         0.25%       0.95%      1.30%          0.95%        0.35%    0.98%/(a)(b)/
MetLife Conservative to
 Moderate Allocation
 Portfolio -- Class
 B*....................   0.10%         0.25%       0.31%      0.66%          0.31%        0.35%    1.00%/(a)(b)/
MetLife Moderate
 Allocation Portfolio
 -- Class B*...........   0.10%         0.25%       0.19%      0.54%          0.19%        0.35%    1.04%/(a)(b)/
MetLife Moderate to
 Aggressive Allocation
 Portfolio -- Class
 B*....................   0.10%         0.25%       0.24%      0.59%          0.24%        0.35%    1.06%/(a)(b)/
MetLife Aggressive
 Allocation Portfolio
 -- Class B*...........   0.10%         0.25%       1.66%      2.01%          1.66%        0.35%    1.07%/(a)(b)/



 (a)Our affiliate, MetLife Advisers, LLC (the "adviser"), has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) to 0.35%. This subsidy is subject to the Portfolio's obligation to repay the adviser in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class which was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

 (b)These portfolios are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Series Fund, Inc. or the Met Investors Series Trust. Because these portfolios invest in other underlying portfolios, each of these portfolios also will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the investment management fee. The total expenses of the underlying portfolios (after any applicable fee waivers and expense reimbursements) as of December 31, 2005 are: 0.63% for the MetLife Conservative Allocation Portfolio; 0.65% for the MetLife Conservative to Moderate Allocation Portfolio; 0.69% for the MetLife Moderate Allocation Portfolio; 0.71% for the MetLife Moderate to Aggressive Allocation Portfolio; and 0.72% for the MetLife Aggressive Allocation Portfolio. The total annual operating expenses of the portfolios (before any applicable fee waivers and expense reimbursements), including the total operating expenses of the underlying portfolios (before any applicable fee waivers and reimbursements) as of December 31, 2005 are: 1.93% for the MetLife Conservative Allocation Portfolio, 1.31% for the MetLife Conservative to Moderate Allocation Portfolio; 1.23% for the MetLife Moderate Allocation Portfolio, 1.30% for the MetLife Moderate to Aggressive Allocation Portfolio, and 2.73% for the MetLife Aggressive Allocation Portfolio. Investors may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Portfolio. An investor who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.


--------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

 ** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

 +  Closed to new investors.

 ++ Fees and expenses for this Portfolio are based on the Portfolio's fiscal year ended October 31, 2005.


NOTES


 (1)As a result of the Reorganization of another fund into the Fund, which will occur on or about May 1, 2006, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization. Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 0.91% of average daily net assets excluding
    (i) interest; (ii) taxes; (iii) dividend expense on short sales;
    (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and
    (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The expense limitation agreement is in effect through April 30, 2007.
 (2)The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC).
 (3)Effective February 1, 2006, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Portfolio's Statement of Additional Information.
 (4)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on October 1, 2005.
 (5)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on November 1, 2005.
 (6)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on December 1, 2005.
 (7)Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentages: 1.10% for the Dreman Small-Cap Value Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the Pioneer Fund Portfolio and 1.00% for the Pioneer Mid-Cap Value Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits. Certain amounts were recouped by the investment manager during 2005. The amounts repaid are reflected in Other Expenses and equal 0.04% for the Met/AIM Small Cap Growth Portfolio.
 (8)Expense information in the table has been restated to reflect current fees.
 (9)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.025% on assets in excess of $1 billion and less than $2 billion.
(10)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.
(11)The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.

(12)Ratio of expenses to average net assets excluding interest expense is 0.65%.
(13)Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the VT Small/Mid Cap Value Fund (formerly the Multi Cap Value Fund) are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/ or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown.
(14)The Management Fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.
(15)The Management Fee in the table has been restated to reflect a new management fee schedule that became effective December 19, 2005.
(16)The Management Fee in the table has been restated to reflect a new management fee schedule that became effective January 1, 2006.
(17)Fees and expenses for this portfolio are estimated for the year ending December 31, 2006.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have elected the Optional Death Benefit and that you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect the Optional Death Benefit.


EXAMPLE 1.


MAXIMUM CHARGES (ASSUMING YOU SELECT THE OPTIONAL DEATH BENEFIT)


                                                             IF CONTRACT IS SURRENDERED AT THE IF CONTRACT IS NOT SURRENDERED OR
                                                                  END OF PERIOD SHOWN:         ANNUITIZED AT END OF PERIOD SHOWN:
                                                             -------------------------------   -------------------------------
FUNDING OPTION                                               1 YEAR   3 YEARS 5 YEARS 10 YEARS 1 YEAR    3 YEARS 5 YEARS 10 YEARS
--------------                                               ------   ------- ------- -------- ------    ------- ------- --------
Underlying Fund with Maximum Total Annual Operating Expenses $1,085   $1,979  $2,953   $5,623   $659     $1,944  $3,188   $6,127
Underlying Fund with Minimum Total Annual Operating Expenses $  677   $  789  $1,024   $2,051   $254     $  780  $1,333   $2,838



EXAMPLE 2 -- THIS EXAMPLE ASSUMES THAT YOU HAVE ELECTED THE MOST EXPENSIVE DEATH BENEFIT OPTION AND THE CHART PROGRAM AT THE MAXIMUM FEE. UNDER THE CHART PROGRAM, YOU CHOOSE TO ENTER INTO A SEPARATE INVESTMENT ADVISORY AGREEMENT WITH MIFS FOR THE PURPOSE OF RECEIVING ASSET ALLOCATION ADVICE. THE EXAMPLE ASSUMES THAT YOUR CONTRACT VALUE IS ALLOCATED TO THE MOST EXPENSIVE AND LEAST EXPENSIVE UNDERLYING FUNDS; HOWEVER, UNDER THE PROGRAM, YOUR CONTRACT VALUE IS CURRENTLY ALLOCATED AMONGST FOUR UNDERLYING FUNDS, EACH OF WHICH IS SUBSTANTIALLY LESS EXPENSIVE THAN THE EXAMPLE REFLECTING THE MAXIMUM TOTAL OPERATING EXPENSES. THE PROGRAM IS NOT PART OF THE CONTRACT ISSUED BY THE COMPANY.



                                                             IF CONTRACT IS SURRENDERED AT THE IF CONTRACT IS NOT SURRENDERED OR
                                                                  END OF PERIOD SHOWN:         ANNUITIZED AT END OF PERIOD SHOWN:
                                                             -------------------------------   -------------------------------
FUNDING OPTION                                               1 YEAR   3 YEARS 5 YEARS 10 YEARS 1 YEAR    3 YEARS 5 YEARS 10 YEARS
--------------                                               ------   ------- ------- -------- ------    ------- ------- --------
Underlying Fund with Maximum Total Annual Operating Expenses $1,159   $2,184  $3,268   $6,127   $659      $1944  $3,188   $6,127
Underlying Fund with Minimum Total Annual Operating Expenses $  754   $1,020  $1,413   $2,838   $254      $ 780  $1,333   $2,838

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                             THE ANNUITY CONTRACT
--------------------------------------------------------------------------------


MetLife Retirement Account Annuity is a Contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.


The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.


The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older. The Contract is not open to new purchasers.

Purchase of this Contract through a tax-qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.


CONTRACT OWNER INQUIRIES


Any questions you have about your Contract should be directed to our Home Office at 1-800-233-3591.


PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $20,000. You may make additional payments of at least $5,000 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission). Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Credits.

Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

PURCHASE PAYMENT CREDITS

If, for an additional charge, you select the Optional Death Benefit, we will add a credit to your Contract with each Purchase Payment. Each credit is added to the Contract Value when the corresponding Purchase Payment is applied, and will equal 2% of each Purchase Payment. These credits are applied pro rata to the same Variable Funding Options to which your Purchase Payment was applied. Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Credits.

You should know that over time and under certain circumstances (such as a period of poor market performance) the costs associated with the Purchase Payment Credits may more than offset the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Optional Death Benefit.

CONSERVATION CREDIT

If you are purchasing this Contract with funds from another Contract issued by us or our affiliates, you may receive a conservation credit to your Purchase Payments. If applied, we will determine the amount of such credit.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, and Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS


You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

We review the investment Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new purchase payment Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or subadviser of an Underlying Fund, or its affiliates, may compensate the Company and/or certain of our affiliates or administrative or other services relating to the Underlying Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies are joint members of its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies". The Company's membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of the Contracts.") The payments are deducted from assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Fund's investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the funds advised or subadvised by Legg Mason affiliates.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Other Information -- Distribution of the Contracts.")

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying fund prospectus by calling 1-800 - 233-3591 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser.:



                                                          INVESTMENT                                 INVESTMENT
            FUNDING OPTION                                OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------  --------------------------------------------- --------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Core Equity Fund -- Series I+  The Fund's investment objective is growth of  A I M Advisors, Inc.
                                         capital.
AMERICAN FUNDS INSURANCE SERIES
 American Funds Global Growth Fund --    Seeks capital appreciation through stocks.    Capital Research and Management
   Class 2                                                                             Company
 American Funds Growth Fund -- Class 2   Seeks capital appreciation through stocks.    Capital Research and Management
                                                                                       Company
 American Funds Growth-Income Fund --    Seeks both capital appreciation and income.   Capital Research and Management
   Class 2                                                                             Company
CREDIT SUISSE TRUST
 Credit Suisse Trust Emerging Market     Seeks long-term growth of capital.            Credit Suisse Asset Management, LLC
   Portfolio+                                                                          Subadviser: Credit Suisse Asset
                                                                                       Management Limited (U.K.), (Australia)
DELAWARE VIP TRUST
 Delaware VIP Small Cap Value Series --  Seeks capital appreciation.                   Delaware Management Company
   Standard Class
DREYFUS VARIABLE INVESTMENT FUND
 Dreyfus Variable Investment Fund        Seeks long-term capital growth consistent     The Dreyfus Corporation Subadviser:
   Appreciation Portfolio -- Initial     with the preservation of capital, with growth Fayez Sarofim & Co.
   Shares                                of current income is a secondary objective.

 Dreyfus Variable Investment Fund        Seeks capital growth.                         The Dreyfus Corporation
   Developing Leaders Portfolio --
   Initial Shares
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
 Templeton Developing Markets            Seeks long-term capital appreciation.         Templeton Asset Management Ltd.
   Securities Fund -- Class 2
 Templeton Foreign Securities Fund --    Seeks long-term capital growth.               Templeton Investment Counsel, LLC
   Class 2                                                                             Subadviser: Franklin Templeton
                                                                                       Investment Management Limited
JANUS ASPEN SERIES
 Mid Cap Growth Portfolio -- Service     Seeks long-term growth of capital.            Janus Capital Management LLC
   Shares
 Worldwide Growth Portfolio -- Service   Seeks long-term growth of capital in a        Janus Capital Management LLC
   Shares+                               manner consistent with the preservation of
                                         capital.

LAZARD RETIREMENT SERIES, INC.
 Lazard Retirement Small Cap Portfolio   Seeks long-term capital appreciation.         Lazard Asset Management LLC

                                                          INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------  -------------------------------------------- --------------------------------------
LEGG MASON PARTNERS INVESTMENT SERIES
 Legg Mason Partners Variable Dividend   Seeks capital appreciation, principally      Smith Barney Fund Management LLC
   Strategy Portfolio+                   through investments in dividend-paying
                                         stocks.
 Legg Mason Partners Variable Premier    Seeks long-term capital growth.              Smith Barney Fund Management LLC
   Selections All Cap Growth Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 I, INC.
 Legg Mason Partners Variable All Cap    Seeks capital appreciation.                  Salomon Brothers Asset Management
   Portfolio -- Class I                                                               Inc
 Legg Mason Partners Variable Investors  Seeks long term growth of capital.           Salomon Brothers Asset Management
   Portfolio                             Secondarily seeks current income. The Fund   Inc
                                         normally invests in common stocks of
                                         established companies.
 Legg Mason Partners Variable Small Cap  Seeks long term growth of capital.           Salomon Brothers Asset Management
   Growth Portfolio+                                                                  Inc
 Legg Mason Partners Variable Total      Seeks above average income (compared to a    Salomon Brothers Asset Management
   Return Portfolio -- Class I+          portfolio invested entirely in equity        Inc
                                         securities). Secondarily seeks growth of
                                         capital and income.
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 II
 Legg Mason Partners Variable            Seeks long-term appreciation of capital.     Smith Barney Fund Management LLC
   Appreciation Portfolio
 Legg Mason Partners Variable Equity     Seeks investment results that, before        TIMCO Asset Management Inc
   Index Portfolio -- Class II           expenses, correspond to the price and yield
                                         performance of the S&P 500 Index.
 Legg Mason Partners Variable            Long-term capital growth. Current income is  Smith Barney Fund Management LLC
   Fundamental Value Portfolio+*         a secondary consideration
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 III, INC.
 Legg Mason Partners Variable            Seeks high current income and to limit the   Smith Barney Fund Management LLC
   Adjustable Rate Income Portfolio      degree of fluctuation of its net asset value
                                         resulting from movements in interest rates.
 Legg Mason Partners Variable            Seeks long-term capital appreciation.        Smith Barney Fund Management LLC
   Aggressive Growth Portfolio
 Legg Mason Partners Variable High       Seeks high current income. Secondarily,      Smith Barney Fund Management LLC
   Income Portfolio                      seeks capital appreciation.
 Legg Mason Partners Variable            Seeks total return on assets from growth of  Smith Barney Fund Management LLC
   International All Cap Growth          capital and income.
   Portfolio+*
 Legg Mason Partners Variable Large Cap  Seeks long term growth of capital with       Smith Barney Fund Management LLC
   Growth Portfolio                      current income as a secondary objective.
 Legg Mason Partners Variable Social     Seeks long term capital appreciation and     Smith Barney Fund Management LLC
   Awareness Stock Portfolio             retention of net investment income.
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 V
 Legg Mason Partners Variable Small Cap  Seeks long term capital growth. Dividend, if Smith Barney Fund Management LLC
   Growth Opportunities Portfolio        any, is incidental to the goal.
MET INVESTORS SERIES TRUST
 Batterymarch Mid-Cap Stock Portfolio    Seeks growth of capital.                     Met Investors Advisory LLC Subadviser:
   -- Class A                                                                         Batterymarch Financial Management,
                                                                                      Inc.
 Dreman Small-Cap Value Portfolio --     Seeks capital appreciation.                  Met Investors Advisory LLC Subadviser:
   Class A                                                                            Dreman Value Management L.L.C.
 Harris Oakmark International Portfolio  Seeks long-term capital appreciation.        Met Investors Advisory LLC Subadviser:
   -- Class A                                                                         Harris Associates L.P.
 Janus Capital Appreciation Portfolio    Seeks capital appreciation.                  Met Investors Advisory LLC Subadviser:
   -- Class A                                                                         Janus Capital Management LLC
 Legg Mason Partners Managed Assets      Seeks high total return.                     Met Investors Advisory LLC Subadviser:
   Portfolio                                                                          Legg Mason Capital Management, Inc.

                                                           INVESTMENT                                  INVESTMENT
            FUNDING OPTION                                 OBJECTIVE                               ADVISER/SUBADVISER
---------------------------------------  ----------------------------------------------- ---------------------------------------
 Lord Abbett Bond Debenture Portfolio    Seeks high current income and the               Met Investors Advisory LLC Subadviser:
   -- Class A                            opportunity for capital appreciation to         Lord, Abbett & Co. LLC
                                         produce a high total return.

 Lord Abbett Growth and Income           Seeks growth of capital and current income      Met Investors Advisory LLC Subadviser:
   Portfolio -- Class B                  without excessive fluctuations in the market    Lord, Abbett & Co. LLC
                                         value.

 Lord Abbett Mid-Cap Value Portfolio --  Seeks capital appreciation through              Met Investors Advisory LLC Subadviser:
   Class B                               investments, primarily in equity securities     Lord, Abbett & Co. LLC
                                         which are believed to be undervalued in the
                                         marketplace.

 Mercury Large-Cap Core Portfolio --     Seeks long-term capital growth.                 Met Investors Advisory LLC Subadviser:
   Class A                                                                               Merrill Lynch Investment Managers, L.P.
 Met/AIM Capital Appreciation Portfolio  Seeks capital appreciation.                     Met Investors Advisory LLC Subadviser:
   -- Class A                                                                            AIM Capital Management, Inc.
 Met/AIM Small Cap Growth Portfolio --   Seeks long-term growth of capital.              Met Investors Advisory LLC Subadviser:
   Class A                                                                               AIM Capital Management, Inc.
 MFS(R) Value Portfolio -- Class A       Seeks capital appreciation and reasonable       Met Investors Advisory LLC Subadviser:
                                         income.                                         Massachusetts Financial Services
                                                                                         Company
 Neuberger Berman Real Estate Portfolio  Seeks to provide total return through           Met Investors Advisory LLC Subadviser:
   -- Class A                            investment in real estate securities,           Neuberger Berman Management, Inc.
                                         emphasizing both capital appreciation and
                                         current income

 Pioneer Fund Portfolio -- Class A       Seeks reasonable income and capital growth.     Met Investors Advisory LLC Subadviser:
                                                                                         Pioneer Investment Management, Inc.
 Pioneer Mid-Cap Value Portfolio --      Seeks capital appreciation.                     Met Investors Advisory LLC Subadviser:
   Class A                                                                               Pioneer Investment Management, Inc.
 Pioneer Strategic Income Portfolio --   Seeks a high level of current income.           Met Investors Advisory LLC Subadviser:
   Class A                                                                               Pioneer Investment Management, Inc.
METLIFE INVESTMENT FUNDS
 MetLife Investment Diversified Bond     Seeks to provide maximum long-term total        MetLife Investment Funds Management
   Fund                                  return (capital appreciation and income) by     LLC Subadviser: Western Asset
                                         investing primarily in fixed income securities. Management Company; Wellington
                                                                                         Management Company LLP: SSgA Funds
                                                                                         Management, Inc.
 MetLife Investment International Stock  Seeks to provide maximum long-term total        MetLife Investment Funds Management
   Fund                                  return (capital appreciation and income) by     LLC Subadviser: Alliance Capital
                                         investing primarily in common stocks of         Management L.P.; Oechsle International
                                         established non-U.S. companies.                 Advisors LLC; and SSgA Funds
                                                                                         Management, Inc.
 MetLife Investment Large Company Stock  Seeks to provide maximum long-term total        MetLife Investment Funds Management
   Fund                                  return (capital appreciation and income) by     LLC Subadviser: Wellington
                                         investing primarily in common stocks of well-   Management Company; Smith Barney
                                         established companies.                          Fund Management LLC, and SSgA Funds
                                                                                         Management, Inc.
 MetLife Investment Small Company Stock  Seeks to provide maximum long-term total        MetLife Investment Funds Management
   Fund                                  return (capital appreciation and income) by     LLC Subadviser: Delaware Management
                                         investing primarily in common stocks of small   Company; OFI Institutional
                                         companies.                                      Management, Inc.; and SSgA Funds
                                                                                         Management, Inc.
METROPOLITAN SERIES FUND, INC.
 BlackRock Aggressive Growth Portfolio   Seeks maximum capital appreciation.             MetLife Advisers, LLC Subadviser:
   -- Class D                                                                            BlackRock Advisors, Inc.

                                                           INVESTMENT                              INVESTMENT
            FUNDING OPTION                                 OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------  ---------------------------------------------- ---------------------------------
 BlackRock Bond Income Portfolio --      Seeks competitive total return primarily from  MetLife Advisers, LLC Subadviser:
   Class A                               investing in fixed-income securities.          BlackRock Advisors, Inc.
 BlackRock Money Market Portfolio --     Seeks a high level of current income           MetLife Advisers, LLC Subadviser:
   Class A                               consistent with preservation of capital.       BlackRock Advisors, Inc.
 FI Large Cap Portfolio--Class A         Seeks long-term growth of capital.             MetLife Advisers, LLC Subadviser:
                                                                                        Fidelity Management & Research
                                                                                        Company
 FI Value Leaders Portfolio -- Class D   Seeks long-term growth of capital.             MetLife Advisers, LLC Subadviser:
                                                                                        Fidelity Management & Research
                                                                                        Company
ASSET ALLOCATION PORTFOLIOS
 MetLife Aggressive Allocation           Seeks growth of capital.                       MetLife Advisers, LLC
   Portfolio -- Class B
 MetLife Conservative Allocation         Seeks a high level of current income, with     MetLife Advisers, LLC
   Portfolio -- Class B                  growth of capital as a secondary objective.

 MetLife Conservative to Moderate        Seeks high total return in the form of income  MetLife Advisers, LLC
   Allocation Portfolio -- Class B       and growth of capital, with a greater
                                         emphasis on income.
 MetLife Moderate Allocation Portfolio   Seeks a balance between a high level of        MetLife Advisers, LLC
   -- Class B                            current income and growth of capital, with a
                                         greater emphasis on growth of capital.

 MetLife Moderate to Aggressive          Seeks growth of capital.                       MetLife Advisers, LLC
   Allocation Portfolio -- Class B
 MFS(R) Total Return Portfolio -- Class  Seeks a favorable total return through         MetLife Advisers, LLC Subadviser:
   F                                     investment in a diversified portfolio.         Massachusetts Financial Services
                                                                                        Company
 Oppenheimer Global Equity Portfolio --  Seeks capital appreciation.                    MetLife Advisers, LLC Subadviser:
   Class B                                                                              OppenheimerFunds, Inc.
 Western Asset Management High Yield     Seeks high current income.                     MetLife Advisers, LLC Subadviser:
   Bond Portfolio -- Class A                                                            Western Asset Management Company
 Western Asset Management U.S.           Seeks to maximize total return consistent with MetLife Advisers, LLC Subadviser:
   Government Portfolio -- Class A       preservation of capital and maintenance of     Western Asset Management Company
                                         liquidity.
PIMCO VARIABLE INSURANCE TRUST
 Real Return Portfolio --                Seeks maximum total return, consistent with    Pacific Investment Management
   Administrative Class                  preservation of capital and prudent            Company LLC
                                         investment management.
 Total Return Portfolio --               Seeks maximum total return, consistent with    Pacific Investment Management
   Administrative Class                  preservation of capital and prudent            Company LLC
                                         investment management.
PUTNAM VARIABLE TRUST
 Putnam VT Discovery Growth Fund --      Seeks long-term growth of capital.             Putnam Investment Management, LLC
   Class IB+
 Putnam VT International Equity Fund --  Seeks capital appreciation.                    Putnam Investment Management, LLC
   Class IB+
 Putnam VT Small Cap Value Fund --       Seeks capital appreciation.                    Putnam Investment Management, LLC
   Class IB
 Van Kampen Life Investment Trust
 Comstock Portfolio Class II             Seeks capital growth and income through        Van Kampen Asset Management
                                         investments in equity securities, including
                                         common stocks, preferred stocks and
                                         securities convertible into common and
                                         preferred stocks.
 Emerging Growth Portfolio Class II+     Seeks capital appreciation.                    Van Kampen Asset Management
 Enterprise Portfolio Class II+          Seeks capital appreciation through             Van Kampen Asset Management
                                         investments in securities believed by the
                                         portfolio's investment adviser to have above-
                                         average potential for capital appreciation.

                                                      INVESTMENT                            INVESTMENT
            FUNDING OPTION                            OBJECTIVE                         ADVISER/SUBADVISER
---------------------------------------  ------------------------------------- -------------------------------------
VARIABLE INSURANCE PRODUCTS FUND
 VIP Contrafund(R) Portfolio -- Service  Seeks long-term capital appreciation. Fidelity Management & Research
   Class 2                                                                     Company
 VIP Dynamic Capital Appreciation        Seeks capital appreciation.           Fidelity Management & Research
   Portfolio -- Service Class 2+                                               Company
 VIP Mid Cap Portfolio -- Service Class  Seeks long-term growth of capital.    Fidelity Management & Research
   2                                                                           Company
WELLS FARGO VARIABLE TRUST
 Wells Fargo Advantage VT Small/MidCap   Seeks long-term capital appreciation. Wells Fargo Funds Management, LLC
   Value Fund+*                                                                Subadviser: Wells Capital Management,
                                                                               Incorporated


--------
 +  Closed to new investors.

 * This closed Variable Funding Option has been subject to a merger, substitution or name change. Please see the tables below for more information.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Series Fund, Inc. of the or the Met Investors Series Trust. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolio, in which the asset allocation portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the asset allocation portfolios. A Contract Owner who chooses to invest directly in the underlying Portfolios would not however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.


                                 FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please see separate prospectus for more information.

                            CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

   . the ability for you to make withdrawals and surrenders under the Contracts

   . the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

   . the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

   .   administration of the annuity options available under the Contracts

   .   the distribution of various reports to Contract Owners

Costs and expenses we incur include:

   . losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

   . sales and marketing expenses including commission payments to your sales agent

   .   other costs of doing business.

Risks we assume include:

   . that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

   .   that the amount of the death benefit will be greater than the Contract
       Value

   . that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.


We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which purchase payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any applicable Purchase Payment Credits are withdrawn before they have been in the Contract for five years. We will assess the charge as a percentage of the Purchase Payment and any applicable Purchase Payment Credits withdrawn as follows:

  YEARS SINCE PURCHASE PAYMENT MADE    WITHDRAWAL CHARGE
-------------------------------------- -----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             1 year            5%
         1 year             2 years           4%
        2 years             3 years           3%
        3 years             4 years           2%
        4 years             5 years           1%
        5+ years                              0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any Purchase Payment and any applicable Purchase Payment Credits to which no withdrawal charge applies then;

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a), then;

     (c) any remaining Purchase Payment and any applicable Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then;

     (d) any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

IF YOU DID NOT PURCHASE YOUR CONTRACT UNDER A 457 OR 403(B) QUALIFIED PLAN, WE WILL NOT DEDUCT A WITHDRAWAL CHARGE:

   .   from payments we make due to the death of the Annuitant

   . if a life annuity payout has begun, other than the Liquidity Benefit Option (See "Liquidity Benefit")

   .   if an income option of at least ten years' duration is elected

   . from amounts withdrawn which are deposited to other contracts issued by us or our affiliate, subject to our approval

   . if withdrawals are taken under our Managed Distribution Program, if elected by you (see Access to Your Money) or

   . if you are confined to an eligible nursing home, as described in Appendix C

IF YOU PURCHASED YOUR CONTRACT UNDER A 457 OR 403(B) QUALIFIED PLAN, WE WILL NOT DEDUCT A WITHDRAWAL CHARGE:

   .   from payments we make due to the death of the Annuitant

   .   if a life annuity payout has begun

   .   if payments for a period of at least five years have begun

   . from amounts withdrawn which are deposited to other contracts issued by us or our affiliate, subject to our approval

   .   if withdrawals are taken as a minimum distribution, as defined under The
       Code

   .   if withdrawals are taken due to a hardship, as defined under The Code

   . if withdrawals are taken due to a disability, as defined under The Code, of the Annuitant;

   . if you are confined to an eligible nursing home, as described in Appendix C (403 (B) PLANS ONLY).

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 20% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. We reserve the right to modify the free withdrawal provision.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

MORTALITY AND EXPENSE RISK CHARGE


Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge is equal to 0.80% annually. If you choose the Optional Death Benefit, the M&E charge is 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.


VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

FLOOR BENEFIT/LIQUIDITY BENEFIT CHARGES

If you select the Variable Annuitization Floor Benefit, we deduct a charge upon election of this benefit. This charge compensates us for guaranteeing a minimum variable Annuity Payment regardless of the performance of the Variable Funding Options you selected. This charge will vary based upon market conditions, but will never increase your annual Separate Account charge by more than 3%. The charge will be set at the time of election, and will remain level throughout the term of annuitization. If the Liquidity Benefit is selected, there is a surrender charge of 5% of the amounts withdrawn. Please refer to Payment Options for a description of these benefits.


CHART ASSET ALLOCATION PROGRAM FEE

If you are a participant in the CHART Program, there is an additional fee. Please see the "CHART Asset Allocation Program" sub-section under the section "Asset Allocation Programs" in this prospectus.

PREMIUM TAX


Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.


CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------


Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the New York Stock Exchange will be processed based on the value(s) next computed on the next business day.


Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING


Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "Market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield underlying funds (i.e., American Funds Global Growth Fund, Emerging Market Portfolio, Delaware VIP Small Cap Value Series, Developing Leaders Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Worldwide Growth Portfolio, Lazard Retirement Small Cap Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners Variable High Income Portfolio,

Legg Mason Partners Variable International All Cap Growth Portfolio, Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio, Dreman Small-Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Pioneer Strategic Income Portfolio, MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, Oppenheimer Global Equity Portfolio, Western Asset Management High Yield Bond Portfolio, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, and Wells Fargo VT Advantage Small/Mid Cap Value Fund --the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Fund to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

   . reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

   . reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those underlying funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to
(1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchase payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Fund, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner. You should read the Underlying Fund prospectuses for more details.

                        CHART ASSET ALLOCATION PROGRAM
--------------------------------------------------------------------------------

GENERAL

Asset allocation is a method of investment diversification that allocates assets among asset classes with the goal of managing investment risk and potentially enhancing returns over the long term. An asset Class refers to a category of investments having similar characteristics, such as stocks/equities, bonds/ fixed income, and cash equivalents. There are often further divisions among wider asset classes, for example, classes representing company size (large cap, mid cap, and small cap), and classes representing foreign and U.S. investments. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility over the long term. THERE IS NO ASSURANCE THAT INVESTMENT RETURNS WILL BE BETTER THROUGH PARTICIPATION IN AN ASSET ALLOCATION PROGRAM -- INVESTMENTS MAY STILL LOSE MONEY AND EXPERIENCE VOLATILITY.

THE ASSET ALLOCATION PROGRAM DESCRIBED BELOW IS NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY. THE COMPANY IS NOT REGISTERED AS AN INVESTMENT ADVISER, AND IS NOT OFFERING INVESTMENT ADVICE IN MAKING AVAILABLE THE ASSET ALLOCATION PROGRAM.

CHART ASSET ALLOCATION PROGRAM

Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll.

An affiliate of the Company, MIFS, ( formerly CitiStreet Financial Services
LLC), offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called "CHART", is available for an additional asset-based fee that is payable by the participant to MIFS for offering the program. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with MIFS. MIFS has a fiduciary obligation with respect to program participants.

Metropolitan Life Insurance Company, a broker-dealer and affiliate of MIFS, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. MIFS entered into a Solicitation Agreement with MetLife Securities, Inc., a broker-dealer affiliate of both the Company and Metropolitan Life Insurance Company, whereby MetLife Securities, Inc. is compensated by MIFS for referring participants who enter into investment advisory agreements with MIFS to participate in CHART. MIFS, Metropolitan Life Insurance Company and MetLife Securities, Inc. are all our affiliates.

THE FOLLOWING IS A GENERAL DESCRIPTION OF THE CHART PROGRAM -- A COMPLETE DESCRIPTION IS AVAILABLE IN THE DISCLOSURE STATEMENT FOR THE PROGRAM. NOTE:
THERE ARE LIMITATIONS ON THE INVESTMENT ADVISORY ACTIVITIES THAT MIFS'S REPRESENTATIVES CAN PERFORM FOR PROGRAM PARTICIPANTS. PLEASE REFER TO THE DISCLOSURE STATEMENT AND OTHER DOCUMENTS THAT MIFS IS REQUIRED TO PROVIDE TO YOU.

Participants who enter into an investment advisory agreement with MIFS to participate in the program are authorizing MIFS to allocate their Contract Value according to asset allocation models developed in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. When electing the program, a program participant must complete a questionnaire designed to evaluate his or her risk tolerance and investment time horizon. Based on the results of the questionnaire, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four "program funds", each of which is a Variable Funding Option offered under the Contract. Currently, the program funds are MetLife Investment International

Stock Fund (formerly, CitiStreet International Stock Fund), MetLife Investment Small Company Stock Fund (formerly, CitiStreet Small Company Stock Fund), MetLife Investment Large Company Stock Fund (formerly, CitiStreet Large Company Stock Fund) and MetLife Investment Diversified Bond Fund (formerly, CitiStreet Diversified Bond Fund). Each of the program funds is advised by MetLife Investment Funds, Inc. (formerly, CitiStreet Funds Management LLC), an affiliate of MIFS.

Periodically, MIFS reviews its investment model and each investor profile, and may make changes to the allocation percentages between the asset classes of the investor profiles, may change the number of asset classes, or may change the program funds. If, as a result of such review, a change is made to an investor profile, MIFS will notify program participants in advance of the change, and the participant will have the opportunity to reject the change.

At any time, a program participant can request a change to his or her investor profile or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Program participants are encouraged to regularly reconsider their investor profile or allocation by calling MIFS at the phone number provided in the investor advisory agreement for a review. Program participants are encouraged to do this at least once a year. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.

Program participants who elect to participate in CHART are required to only allocate their Contract Value amongst the program funds. A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio or a customized portfolio.

PROGRAM FEES -- DEDUCTIONS FROM CONTRACT VALUE

MIFS charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.



                                       MAXIMUM
   CONTRACT VALUE                   ANNUAL FEE FOR
EQUAL OR GREATER THAN BUT LESS THAN CHART PROGRAM
--------------------- ------------- --------------
         $0             $25,000         0.75
      $25,000           $50,000         0.75
      $50,000           $75,000         0.50
      $75,000           $100,000        0.35%
      $100,000          $250,000        0.25%
      $250,000          $500,000        0.15%
      $500,00+                          0.10%



Please refer to the disclosure statement for the program for a detailed description of how and when the annual program fee is calculated and when it is deducted.

The annual fee to participate in the program is in addition to any Contract fees and charges. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals.


                             ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See Federal Tax Considerations") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                             OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page). The Annuitant is the individual upon whose life the Maturity Date and the amount of monthly payments depend. Because this is a Qualified Contract, the owner and the Annuitant must always be the same person, and there can be only one Contract Owner. You have sole power to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot take a loan or make additional Purchase Payments.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------


5Before the Maturity Date, generally, a death benefit is payable when you die. At purchase, you elect either the standard death benefit or the optional death benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of beneficiary contract continuance ("Death Report Date").


DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

ANNUITANT'S AGE ON THE CONTRACT DATE           DEATH BENEFIT PAYABLE
-------------------------------------------------------------------------------
Before Age 80                               Greater of:
                                            1)  Contract Value on the Death
                                                Report Date, or
                                            2)  Total Purchase Payments less
                                                the total of any withdrawals
                                                (and related charges).
-------------------------------------------------------------------------------
On or after Age 80                          Contract Value
-------------------------------------------------------------------------------

OPTIONAL DEATH BENEFIT AND CREDIT

The Optional Death Benefit and Credit varies depending on the Annuitant's age on the Contract Date.

ANNUITANT'S AGE ON THE CONTRACT DATE           DEATH BENEFIT PAYABLE
-------------------------------------------------------------------------------
Under Age 70                                Greater of:
                                            1)  Contract Value on the Death
                                                Report Date, or
                                            2)  Total Purchase Payments less
                                                the total of any withdrawals
                                                (and related charges); or
                                            3)  Maximum Step-Up death
                                                benefit value (described
                                                below) associated with
                                                Contract Date anniversaries
                                                beginning with the 5th, and
                                                ending with the last before
                                                the Annuitant's 76th
                                                birthday.
-------------------------------------------------------------------------------
Age 70-75                                   Greater of:
                                            1)  Contract Value, or
                                            2)  Total Purchase Payments less
                                                the total of any withdrawals
                                                (and related charges); or
                                            3)  Step-Up death benefit value
                                                (described below) associated
                                                with the 5th Contract Date
                                                anniversary.
-------------------------------------------------------------------------------
Age 76-80                                   Greater of (1) or (2) above.
-------------------------------------------------------------------------------

Age over 80                                 Contract Value
-------------------------------------------------------------------------------

STEP-UP DEATH BENEFIT VALUE

We will establish a separate Step-Up death benefit value on the fifth Contract Date anniversary and on each subsequent Contract Date anniversary on or before the Death Report Date. The Step-Up death benefit value will initially equal the Contract Value on that anniversary. After a Step-Up death benefit value has been established, we will recalculate it each time a Purchase Payment is made or a withdrawal is taken until the Death Report Date. We will recalculate Step-Up death benefit values by increasing them by the amount of each applicable Purchase Payment and by reducing them by a partial surrender reduction (as described below) for each applicable withdrawal. Recalculations of Step-Up death benefit values related to any Purchase Payments or any withdrawals will be made in the order that such Purchase Payments or partial surrender reductions occur.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the Step-Up value by a partial surrender reduction which equals: (1) the step-up value immediately prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your step-up value immediately prior to the withdrawal is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

  50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your step-up value immediately prior to the withdrawal is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

  50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the chart below. The chart does not encompass every situation and is merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

BEFORE THE MATURITY DATE,             THE COMPANY WILL
  UPON THE DEATH OF THE             PAY THE PROCEEDS TO:            MANDATORY PAYOUT RULES APPLY*
-------------------------------------------------------------------------------------------------
 OWNER/ANNUITANT......... The beneficiary (ies), or if none, to the              Yes
                          CONTRACT OWNER's estate.
-------------------------------------------------------------------------------------------------
 BENEFICIARY............. No death proceeds are payable;                         N/A
                          Contract continues.
-------------------------------------------------------------------------------------------------
 CONTINGENT BENEFICIARY.. No death proceeds are payable;                         N/A
                          Contract continues.
-------------------------------------------------------------------------------------------------

--------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of the Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

   .   take a loan

   .   make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT (INDIVIDUAL CONTRACTS ONLY)

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

   . through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

   . under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                              THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or
(3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday or ten years after the effective date of the Contract, if later.


This requirement may be changed by us.


At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

LIQUIDITY BENEFIT (BENEFIT NOT AVAILABLE UNDER 457 PLANS)

If you select any annuity option that guarantees you payments for a minimum period of time ("period certain"), you may take a lump sum payment (equal to a portion or all of the value of the remaining payments) any time after the first Contract Year. There is a charge of 5% of the amount withdrawn under this option.

For variable Annuity Payments, we use the Assumed Net Investment Factor, ("ANIF") as the interest rate to determine the lump sum amount. If you request only a percentage of the amount available, we will reduce the amount of each payment during the rest of the period certain by that percentage. After the period expires, your payments will increase to the level they would have been had no liquidation taken place.

For fixed Annuity Payments, we calculate the present value of the remaining period certain payments using a current interest rate. The current interest rate used depends on the amount of time left in the annuity option you elected. The current rate will be the same rate we would give someone electing an annuity option for that same amount of time. If you request a percentage of the amount available during the period certain, we will reduce the amount of each payment during the rest of the period certain by that percentage. After the period certain expires, your payments will increase to the level they would have been had no liquidation taken place.

The market value adjustment formula for calculating the present value described above for fixed Annuity Payments is as follows:

                                     n
           Present Value = (sigma) [Payment\\s\\ X (1/1 + iC)/t/365/
                                    s = 1

Where

   iC = the interest rate described above

   n = the number of payments remaining in the Contract Owner's period certain at the time of request for this benefit

   t = the number of days remaining until that payment is made, adjusting for leap years.


See Appendix D for examples of this market value adjustment.


ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Contract Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

ANNUITIZATION CREDIT. This credit is applied to the Contract Value used to purchase one of the annuity options described below. The credit equals 0.5% of your Contract Value if you annuitize during Contract Years 2-5, 1% during Contract Years 6-10, and 2% after Contract Year 10. There is no credit applied to Contracts held less than 1 year.

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Contract Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Contract Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

If you have elected the Increasing Benefit Option, the payments will be calculated as above. However, the initial payment will be less than that reflected in the table and the subsequent payments will be increased by the percentage you elected.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.


VARIABLE ANNUITIZATION FLOOR BENEFIT (BENEFIT NOT AVAILABLE UNDER 457 PLANS). This benefit may not be available, or may only be available under certain annuity options, if we determine market conditions so dictate. If available, we will guarantee that, regardless of the performance of the Variable Funding Options selected by you, your Annuity Payments will never be less than a certain percentage of your first Annuity Payment. This percentage will vary depending on market conditions, but will never be less than 50%. You may not elect this benefit if you are over age 80. Additionally, you must select from certain funds available under this guarantee. Currently, these funds are the FI Value Leaders Portfolio, BlackRock Bond Income Portfolio and the Western Asset Management U.S. Government Portfolio. We may, at our discretion, increase or decrease the number of funds available under this benefit. This benefit is not currently available under Annuity Option 5. The benefit is not available with the 5% ANIF under any Option. If you select this benefit, you may not elect to liquidate any portion of your Contract.


There is a charge for this guarantee, which will begin upon election of this benefit. This charge will vary based upon market conditions, and will be established at the time the benefit is elected. Once established, the charge will remain level throughout the remainder of the annuitization, and will never increase your annual Separate Account charge by more than 3% per year.

We reserve the right to restrict the amount of Contract Value to be annuitized under this benefit.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION


We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states we may be required to pay you the Contract Value.


REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: Separate Account Five and Separate Account Six, respectively. Both Separate Account Five and Separate Account Six were established on March 27, 1997 and are registered with the SEC as unit investment trusts ("Separate Account") under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.


We hold the assets of Separate Account Five and Separate Account Six for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.


All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts or to qualified pension or retirement plans as permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.


PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the Optional Death Benefit. However, if you elect optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                          FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------


The following general discussion of the federal income tax consequences related to the Participant's (for purposes of this section, referred to as "You") investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters may be contained in the SAI.


GENERAL TAXATION OF ANNUITIES


Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS

To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

The rules for state and local income taxes may differ from the Federal income tax rules. Contract Owners and prospective contract owners of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.


QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code
Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.


All IRAs, TSAs (ERISA and non-ERISA) (S)457(b), (S)403(a), SEP and SIMPLE plans and 401(a) and 401(k) plans (hereinafter "Qualified Plans" unless otherwise specified) receive tax deferral under the Code. Although there are no additional tax benefits by funding your Qualified Plan with an annuity, doing so does offer you additional insurance benefits such as the availability of a guaranteed income for life.

KEOGH A Keogh plan is generally a qualified retirement plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under IRAs. However, there may be some differences: consult your tax advisor.

TAXATION OF QUALIFIED ANNUITY CONTRACTS


Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS


Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide You with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for You or offer to do so at Your request. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE ANNUITANT'S DEATH: Upon the death of the Annuitant (a plan participant) of a Qualified Contract, the participant's remaining interest in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Alternative rules permit a spousal beneficiary under a qualified contract to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code
Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or
(2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.


NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS


For Qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.


TAXATION OF DEATH BENEFIT PROCEEDS


Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

TREATMENT OF CHARGES FOR CERTAIN ASSET ALLOCATION PROGRAMS

Under various asset allocation programs that may be made available to participants in qualified employer retirement plans, note that based on our understanding of the tax law, including various IRS rulings, we do not treat charges for such programs that are paid from the Contract as taxable distributions. Consult your own tax advisor.


TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.


                           OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------

PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.


HURRICANE RELIEF

DISTRIBUTIONS

Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LOANS

Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma, whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------

Under the Securities Act of 1933, the Company has filed with the Commission a registration statement (the "Registration Statement") relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and the exhibits, and reference is hereby made to such Registration Statement and exhibits for further information relating to the Company and the Contracts.

The Company's latest annual report on Form 10-K for both The Travelers Insurance Company and The Travelers Life and Annuity Company have been filed with the Commission. It is incorporated by reference into this prospectus. The Form 10-K for the period ended December 31, 2005 contains additional information about the Company, including audited financial statements for the Company's latest fiscal year. The Travelers Insurance Company filed its Form 10-K on March 31, 2006 via Edgar File No. 033-03094. The Travelers Life and Annuity Company filed its Form 10-K on April 3, 2006 via EDGAR File
No. 033-58677. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act (such as quarterly and periodic reports) or proxy or information statements filed pursuant to Section 14 of the Exchange Act since the end of the fiscal year ending December 31, 2005 are also incorporated by reference into this Prospectus.

There have been no material changes in the Company's affairs which have occurred since the end of the latest fiscal year for which audited financial statements were included in the latest Form 10-K or which have not been described in a Form 10-Q or Form 8-K filed by the Company under the Exchange Act.

If requested, the Company will furnish, without charge, a copy of any and all of the reports or documents that have been incorporated by reference into this prospectus. You may direct your requests to the Company at P.O. Box 990009, Hartford, CT 06199-0009, Attention: Annuity Operations and Services. The telephone number is (800) 233-3591. You may also access the incorporated reports and other documents at www.metlife.com.

You may also read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).


                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.


METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS


The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF THE CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Company no longer offers the Contracts to new purchasers, but it continues to accept purchase payments from existing Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDLLC may enter into similar arrangements with their other affiliates Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. See the Statement of Additional Information -- "DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received additional compensation during 2005, as well as the range of additional compensation paid."

The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds which may be offered in the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and MetLife Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALES OF THE CONTRACTS BY AFFILIATES OF THE COMPANY. The Company and MLIDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Registered representatives of our affiliate, Metropolitan Life Insurance Company, receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representative are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Contract.

From time to time, MetLife Associates LLC (formerly, CitiStreet Associates LLC) pays organizations, associations and nonprofit organizations compensation to endorse or sponsor the Company's variable annuity contracts or for access to the organization's members. This compensation may include: the payment of fees, funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. We also retain finders and consultants to introduce MetLife Associates LLC to potential clients and for establishing and maintaining relationships between MetLife Associates LLC and various organizations.


CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which the Contract is issued govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLI Distribution LLC to perform its contract with the Separate Account or of the Company to meet its obligations under the contracts.

                                  APPENDIX A

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

          THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix H. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                     SEPARATE ACCOUNT CHARGES 0.80% 3% AIR


                                      UNIT VALUE AT               NUMBER OF UNITS
                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                   ---- ------------- ------------- ---------------
Capital Appreciation Fund (5/00) 2005     0.597         0.700         571,867
                                 2004     0.503         0.597         286,860
                                 2003     0.406         0.503         148,185
                                 2002     0.547         0.406         213,843
                                 2001     0.745         0.547           6,402
                                 2000     1.000         0.745              --

High Yield Bond Trust (9/99).... 2005     1.530         1.538         117,330
                                 2004     1.418         1.530         100,536
                                 2003     1.107         1.418          27,244
                                 2002     1.067         1.107              --
                                 2001     0.982         1.067              --
                                 2000     0.980         0.982              --
                                 1999     1.000         0.980              --

Managed Assets Trust (6/99)..... 2005     1.206         1.243         107,946
                                 2004     1.111         1.206          41,606
                                 2003     0.918         1.111          25,510
                                 2002     1.013         0.918          25,510
                                 2001     1.076         1.013          25,510
                                 2000     1.102         1.076          20,767
                                 1999     1.000         1.102          13,609

Money Market Portfolio (9/99)... 2005     1.127         1.151         775,320
                                 2004     1.125         1.127         236,987
                                 2003     1.125         1.125         289,912
                                 2002     1.119         1.125         264,365
                                 2001     1.087         1.119          77,342
                                 2000     1.032         1.087          76,073
                                 1999     1.000         1.032          36,453

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund -- Series I (5/01)........ 2005     0.800         0.839               --
                                                          2004     0.763         0.800               --
                                                          2003     0.615         0.763               --
                                                          2002     0.888         0.615               --
                                                          2001     1.000         0.888               --

American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)............ 2005     1.109         1.255            4,216
                                                          2004     1.000         1.109               --

  Growth Fund -- Class 2 Shares (5/04)................... 2005     1.091         1.258          115,038
                                                          2004     1.000         1.091           14,605

  Growth-Income Fund -- Class 2 Shares (5/04)............ 2005     1.082         1.136           77,329
                                                          2004     1.000         1.082           18,354

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (9/99)..... 2005     1.360         1.377        1,482,566
                                                          2004     1.310         1.360          764,591
                                                          2003     1.251         1.310          481,357
                                                          2002     1.157         1.251          470,261
                                                          2001     1.092         1.157               --
                                                          2000     0.979         1.092           12,041
                                                          1999     1.000         0.979           37,502

  CitiStreet International Stock Fund -- Class I (7/99).. 2005     1.024         1.165          484,883
                                                          2004     0.899         1.024          349,627
                                                          2003     0.697         0.899          291,178
                                                          2002     0.904         0.697          223,222
                                                          2001     1.160         0.904               --
                                                          2000     1.272         1.160            1,916
                                                          1999     1.000         1.272            6,933

  CitiStreet Large Company Stock Fund -- Class I (9/99).. 2005     0.746         0.789          977,381
                                                          2004     0.683         0.746          656,590
                                                          2003     0.537         0.683          525,471
                                                          2002     0.702         0.537          430,013
                                                          2001     0.840         0.702               --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  CitiStreet Large Company Stock Fund -- Class I (continued).. 2000     0.995         0.840          10,384
                                                               1999     1.000         0.995          21,459

  CitiStreet Small Company Stock Fund--Class I (9/99)......... 2005     1.974         2.101         154,209
                                                               2004     1.732         1.974         107,116
                                                               2003     1.220         1.732          83,489
                                                               2002     1.612         1.220          66,192
                                                               2001     1.600         1.612              --
                                                               2000     1.465         1.600           1,472
                                                               1999     1.000         1.465           6,201

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio (10/99)...... 2005     1.412         1.793          16,897
                                                               2004     1.140         1.412          11,251
                                                               2003     0.804         1.140          11,251
                                                               2002     0.916         0.804          11,251
                                                               2001     1.022         0.916              --
                                                               2000     1.506         1.022              --
                                                               1999     1.000         1.506              --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (9/00)........... 2005     2.368         2.517          74,750
                                                               2004     1.816         2.368          85,371
                                                               2003     1.366         1.816          31,398
                                                               2002     1.318         1.366          19,794
                                                               2001     1.221         1.318              --
                                                               2000     1.000         1.221              --

  Delaware VIP Small Cap Value Series -- Standard
  Class (10/99)............................................... 2005     2.050         2.225          83,441
                                                               2004     1.701         2.050          22,455
                                                               2003     1.208         1.701          22,455
                                                               2002     1.289         1.208          10,600
                                                               2001     1.162         1.289              --
                                                               2000     0.991         1.162              --
                                                               1999     1.000         0.991              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                     ---- ------------- ------------- ---------------
Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial Shares (7/99).. 2005     0.992         1.027         181,885
                                                                   2004     0.952         0.992         123,030
                                                                   2003     0.792         0.952          42,639
                                                                   2002     0.958         0.792          54,702
                                                                   2001     1.065         0.958          27,197
                                                                   2000     1.081         1.065          24,552
                                                                   1999     1.000         1.081          24,552

  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (10/99).................................................. 2005     1.503         1.577         167,125
                                                                   2004     1.360         1.503         102,644
                                                                   2003     1.041         1.360          57,302
                                                                   2002     1.298         1.041          58,130
                                                                   2001     1.394         1.298          13,264
                                                                   2000     1.240         1.394           3,246
                                                                   1999     1.000         1.240              --

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2 Shares (5/03).......... 2005     1.345         1.475              --
                                                                   2004     1.204         1.345           6,200
                                                                   2003     1.000         1.204           6,200

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (5/04)................................................... 2005     1.234         1.560          66,766
                                                                   2004     1.000         1.234              --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04)...... 2005     1.156         1.264         100,149
                                                                   2004     1.000         1.156          19,656

  Templeton Growth Securities Fund -- Class 2 Shares (5/04)....... 2005     1.126         1.216         247,616
                                                                   2004     1.000         1.126          38,090

Greenwich Street Series Fund
  Appreciation Portfolio (5/01)................................... 2005     1.029         1.065          53,220
                                                                   2004     0.954         1.029          53,728
                                                                   2003     0.772         0.954          45,111

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                             UNIT VALUE AT               NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                          YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                          ---- ------------- ------------- ---------------
  Appreciation Portfolio (continued)................... 2002     0.943         0.772          20,346
                                                        2001     1.000         0.943           3,353

  Equity Index Portfolio -- Class II Shares (7/99)..... 2005     0.945         0.978         432,014
                                                        2004     0.864         0.945         140,723
                                                        2003     0.682         0.864         126,629
                                                        2002     0.886         0.682          47,426
                                                        2001     1.019         0.886          23,609
                                                        2000     1.133         1.019          14,389
                                                        1999     1.000         1.133          13,350

  Fundamental Value Portfolio (5/01)................... 2005     1.065         1.107          85,744
                                                        2004     0.992         1.065         157,189
                                                        2003     0.722         0.992         157,189
                                                        2002     0.924         0.722          30,684
                                                        2001     1.000         0.924              --

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01).......... 2005     1.080         1.154          25,695
                                                        2004     1.005         1.080          25,695
                                                        2003     0.891         1.005          25,695
                                                        2002     0.962         0.891              --
                                                        2001     1.000         0.962              --

  Mid Cap Growth Portfolio -- Service Shares (5/01).... 2005     0.880         0.978          85,976
                                                        2004     0.736         0.880          64,111
                                                        2003     0.551         0.736           5,302
                                                        2002     0.772         0.551          33,784
                                                        2001     1.000         0.772              --

  Worldwide Growth Portfolio -- Service Shares (5/00).. 2005     0.577         0.604           5,661
                                                        2004     0.556         0.577           5,661
                                                        2003     0.453         0.556           5,661
                                                        2002     0.615         0.453           5,661
                                                        2001     0.801         0.615           5,661
                                                        2000     1.000         0.801              --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04)......... 2005     1.127         1.162           7,320
                                                        2004     1.000         1.127              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)............................ 2005     1.111         1.138          28,886
                                                                 2004     1.000         1.111              --

  Mid-Cap Value Portfolio (5/04)................................ 2005     1.165         1.251              --
                                                                 2004     1.000         1.165              --

Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05)................ 2005     1.000         1.000              --

  MetLife Conservative Allocation Portfolio (1/05).............. 2005     1.000         1.000              --

  MetLife Conservative to Moderate Allocation Portfolio (1/05).. 2005     1.000         1.000              --

  MetLife Moderate Allocation Portfolio (1/05).................. 2005     1.000         1.000              --

  MetLife Moderate to Aggressive Allocation Portfolio (1/05).... 2005     1.000         1.000              --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service Shares (5/04)...... 2005     1.078         1.131              --
                                                                 2004     1.000         1.078              --

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (10/05)......... 2005     1.008         1.012              --

  Total Return Portfolio -- Administrative Class (5/01)......... 2005     1.240         1.260         123,296
                                                                 2004     1.192         1.240         152,147
                                                                 2003     1.144         1.192           6,319
                                                                 2002     1.057         1.144           7,538
                                                                 2001     1.000         1.057              --

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -- Class IB Shares (5/01)..... 2005     0.789         0.839              --
                                                                 2004     0.739         0.789              --
                                                                 2003     0.564         0.739              --
                                                                 2002     0.808         0.564              --
                                                                 2001     1.000         0.808              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
  Putnam VT International Equity Fund -- Class IB
  Shares (5/01)............................................. 2005     1.033         1.150             --
                                                             2004     0.897         1.033          6,667
                                                             2003     0.703         0.897          6,667
                                                             2002     0.861         0.703             --
                                                             2001     1.000         0.861             --

  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).. 2005     1.647         1.749         77,457
                                                             2004     1.315         1.647         63,465
                                                             2003     0.886         1.315         43,406
                                                             2002     1.093         0.886         40,852
                                                             2001     1.000         1.093             --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (4/00)............................ 2005     1.596         1.648          5,450
                                                             2004     1.486         1.596          5,450
                                                             2003     1.077         1.486          3,532
                                                             2002     1.449         1.077             --
                                                             2001     1.433         1.449             --
                                                             2000     1.000         1.433             --

  Investors Fund -- Class I (10/99)......................... 2005     1.298         1.372          6,680
                                                             2004     1.185         1.298          6,680
                                                             2003     0.903         1.185             --
                                                             2002     1.183         0.903          6,424
                                                             2001     1.244         1.183             --
                                                             2000     1.088         1.244             --
                                                             1999     1.000         1.088         13,535

  Small Cap Growth Fund -- Class I (5/01)................... 2005     1.064         1.107          5,985
                                                             2004     0.932         1.064             --
                                                             2003     0.631         0.932             --
                                                             2002     0.974         0.631             --
                                                             2001     1.000         0.974             --

  Total Return Fund -- Class I (9/00)....................... 2005     1.209         1.239             --
                                                             2004     1.121         1.209             --
                                                             2003     0.975         1.121             --
                                                             2002     1.055         0.975             --
                                                             2001     1.072         1.055             --
                                                             2000     1.000         1.072             --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
Smith Barney Investment Series
  Smith Barney Dividend Strategy Portfolio (5/01).. 2005     0.828         0.819           6,455
                                                    2004     0.807         0.828           6,455
                                                    2003     0.659         0.807           6,455
                                                    2002     0.897         0.659              --
                                                    2001     1.000         0.897              --

  Smith Barney Premier Selections All Cap Growth
  Portfolio (5/01)................................. 2005     0.887         0.935              --
                                                    2004     0.869         0.887              --
                                                    2003     0.652         0.869              --
                                                    2002     0.898         0.652              --
                                                    2001     1.000         0.898              --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/01)........ 2005     0.887         0.957           6,755
                                                    2004     0.840         0.887           6,755
                                                    2003     0.654         0.840              --
                                                    2002     0.867         0.654              --
                                                    2001     1.000         0.867              --

  Convertible Securities Portfolio (5/04).......... 2005     1.040         1.035              --
                                                    2004     1.000         1.040              --

  Disciplined Mid Cap Stock Portfolio (8/99)....... 2005     1.625         1.812          44,834
                                                    2004     1.406         1.625          46,180
                                                    2003     1.060         1.406          38,942
                                                    2002     1.247         1.060          22,864
                                                    2001     1.310         1.247           4,950
                                                    2000     1.132         1.310           4,950
                                                    1999     1.000         1.132           4,950

  Equity Income Portfolio (7/99)................... 2005     1.240         1.285         484,509
                                                    2004     1.137         1.240         294,106
                                                    2003     0.874         1.137         192,847
                                                    2002     1.024         0.874         151,978
                                                    2001     1.105         1.024         109,815
                                                    2000     1.021         1.105          12,381
                                                    1999     1.000         1.021          12,381

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                              ---- ------------- ------------- ---------------
  Federated Stock Portfolio (11/01)........ 2005     1.113         1.163           4,216
                                            2004     1.015         1.113           4,216
                                            2003     0.802         1.015           4,216
                                            2002     1.002         0.802           4,216
                                            2001     1.000         1.002              --

  Large Cap Portfolio (7/99)............... 2005     0.852         0.919          99,935
                                            2004     0.807         0.852         111,168
                                            2003     0.652         0.807          96,847
                                            2002     0.851         0.652          96,847
                                            2001     1.038         0.851          96,847
                                            2000     1.224         1.038          52,127
                                            1999     1.000         1.224          12,719

  Mercury Large Cap Core Portfolio (6/00).. 2005     0.897         0.997              --
                                            2004     0.780         0.897              --
                                            2003     0.649         0.780              --
                                            2002     0.874         0.649              --
                                            2001     1.136         0.874              --
                                            2000     1.000         1.136              --

  MFS(R) Emerging Growth Portfolio (5/01).. 2005     0.761         0.739              --
                                            2004     0.681         0.761              --
                                            2003     0.531         0.681              --
                                            2002     0.814         0.531              --
                                            2001     1.000         0.814              --

  MFS(R) Mid Cap Growth Portfolio (10/99).. 2005     1.029         1.052          57,026
                                            2004     0.909         1.029          59,981
                                            2003     0.668         0.909          47,678
                                            2002     1.317         0.668          45,675
                                            2001     1.739         1.317          33,694
                                            2000     1.603         1.739          30,494
                                            1999     1.000         1.603              --

  MFS(R) Total Return Portfolio (7/99)..... 2005     1.371         1.400         659,159
                                            2004     1.240         1.371         337,809
                                            2003     1.073         1.240         153,776
                                            2002     1.141         1.073         135,391
                                            2001     1.150         1.141          53,295

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
  MFS(R) Total Return Portfolio (continued).............. 2000     0.994         1.150              --
                                                          1999     1.000         0.994              --

  MFS(R) Value Portfolio (5/04).......................... 2005     1.127         1.190         142,445
                                                          2004     1.000         1.127          21,046

  Mondrian International Stock Portfolio (8/99).......... 2005     0.971         1.055           6,318
                                                          2004     0.846         0.971           6,318
                                                          2003     0.663         0.846           6,318
                                                          2002     0.768         0.663           6,318
                                                          2001     1.049         0.768           4,591
                                                          2000     1.194         1.049           4,591
                                                          1999     1.000         1.194           4,591

  Pioneer Fund Portfolio (8/99).......................... 2005     0.847         0.890          36,743
                                                          2004     0.768         0.847          18,862
                                                          2003     0.625         0.768          31,058
                                                          2002     0.903         0.625          24,128
                                                          2001     1.183         0.903              --
                                                          2000     0.959         1.183              --
                                                          1999     1.000         0.959              --

  Pioneer Mid Cap Value Portfolio (1/05)................. 2005     1.000         1.001              --

  Pioneer Strategic Income Portfolio (1/01).............. 2005     1.415         1.455         143,490
                                                          2004     1.285         1.415          32,760
                                                          2003     1.084         1.285          32,760
                                                          2002     1.032         1.084          27,083
                                                          2001     1.000         1.032              --

  Strategic Equity Portfolio (7/99)...................... 2005     0.861         0.871          70,166
                                                          2004     0.787         0.861          81,278
                                                          2003     0.598         0.787          67,954
                                                          2002     0.908         0.598          67,954
                                                          2001     1.057         0.908          67,954
                                                          2000     1.303         1.057          56,806
                                                          1999     1.000         1.303          17,222

  Style Focus Series: Small Cap Growth Portfolio (1/05).. 2005     1.000         1.000              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                  ---- ------------- ------------- ---------------
  Style Focus Series: Small Cap Value Portfolio (1/05)......... 2005     1.000         1.000              --

  Travelers Quality Bond Portfolio (8/99)...................... 2005     1.290         1.300          39,391
                                                                2004     1.259         1.290          40,044
                                                                2003     1.186         1.259          36,759
                                                                2002     1.130         1.186          19,941
                                                                2001     1.063         1.130          19,941
                                                                2000     1.002         1.063          19,941
                                                                1999     1.000         1.002          19,941

  U.S. Government Securities Portfolio (8/99).................. 2005     1.396         1.445         480,652
                                                                2004     1.326         1.396         357,708
                                                                2003     1.301         1.326         328,667
                                                                2002     1.154         1.301         366,169
                                                                2001     1.099         1.154          20,423
                                                                2000     0.968         1.099          20,423
                                                                1999     1.000         0.968          20,423

Travelers Series Fund Inc.

  SB Adjustable Rate Income Portfolio--Class I Shares (9/03)... 2005     1.005         1.020              --
                                                                2004     1.001         1.005           1,000
                                                                2003     1.000         1.001           1,000

  Smith Barney Aggressive Growth Portfolio (5/01).............. 2005     0.923         1.022         319,390
                                                                2004     0.846         0.923         328,219
                                                                2003     0.634         0.846         251,625
                                                                2002     0.949         0.634          15,408
                                                                2001     1.000         0.949           2,646

  Smith Barney High Income Portfolio (8/99).................... 2005     1.166         1.187          61,681
                                                                2004     1.065         1.166          63,799
                                                                2003     0.842         1.065          22,349
                                                                2002     0.877         0.842          20,231
                                                                2001     0.918         0.877          20,231
                                                                2000     1.007         0.918          20,231
                                                                1999     1.000         1.007          20,231

  Smith Barney International All Cap Growth Portfolio (12/99).. 2005     0.883         0.978          17,480
                                                                2004     0.755         0.883          39,904

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Smith Barney International All Cap Growth
  Portfolio (continued)....................................... 2003     0.597         0.755          3,291
                                                               2002     0.810         0.597          3,291
                                                               2001     1.186         0.810          3,291
                                                               2000     1.569         1.186          3,291
                                                               1999     1.000         1.569             --

  Smith Barney Large Capitalization Growth Portfolio (10/99).. 2005     0.987         1.030         53,253
                                                               2004     0.991         0.987         40,912
                                                               2003     0.677         0.991          5,766
                                                               2002     0.907         0.677             --
                                                               2001     1.045         0.907             --
                                                               2000     1.132         1.045             --
                                                               1999     1.000         1.132             --

  Social Awareness Stock Portfolio (7/99)..................... 2005     0.925         0.957         18,473
                                                               2004     0.877         0.925         18,473
                                                               2003     0.686         0.877         18,473
                                                               2002     0.921         0.686         14,167
                                                               2001     1.100         0.921         14,167
                                                               2000     1.115         1.100         14,167
                                                               1999     1.000         1.115         14,167

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03)................ 2005     1.464         1.512         14,254
                                                               2004     1.257         1.464             --
                                                               2003     1.000         1.257             --

  Emerging Growth Portfolio -- Class II Shares (5/01)......... 2005     0.729         0.778             --
                                                               2004     0.688         0.729             --
                                                               2003     0.546         0.688             --
                                                               2002     0.817         0.546             --
                                                               2001     1.000         0.817             --

  Enterprise Portfolio -- Class II Shares (5/01).............. 2005     0.817         0.875             --
                                                               2004     0.794         0.817             --
                                                               2003     0.637         0.794             --
                                                               2002     0.911         0.637             --
                                                               2001     1.000         0.911             --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                           UNIT VALUE AT               NUMBER OF UNITS
                                                           BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                        YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                        ---- ------------- ------------- ---------------
Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)................................... 2005     1.130         1.176          13,085
                                                      2004     0.986         1.130          29,945
                                                      2003     0.700         0.986              --
                                                      2002     0.949         0.700              --
                                                      2001     1.000         0.949              --

Variable Insurance Products Fund
  Asset Manager Portfolio -- Service Class 2 (5/00).. 2005     0.990         1.019              --
                                                      2004     0.949         0.990          23,009
                                                      2003     0.813         0.949          23,009
                                                      2002     0.900         0.813          51,769
                                                      2001     0.949         0.900              --
                                                      2000     1.000         0.949              --

  Contrafund<<Portfolio -- Service Class 2 (5/01).... 2005     1.238         1.432         138,871
                                                      2004     1.083         1.238         124,888
                                                      2003     0.852         1.083          75,992
                                                      2002     0.950         0.852          14,509
                                                      2001     1.000         0.950              --

  Dynamic Capital Appreciation Portfolio -- Service
  Class 2 (5/01)..................................... 2005     0.966         1.157           9,176
                                                      2004     0.962         0.966          12,814
                                                      2003     0.776         0.962          12,814
                                                      2002     0.846         0.776          12,814
                                                      2001     1.000         0.846           2,853

  Mid Cap Portfolio -- Service Class 2 (5/01)........ 2005     1.563         1.830         246,839
                                                      2004     1.264         1.563          92,254
                                                      2003     0.921         1.264          47,487
                                                      2002     1.032         0.921           9,533
                                                      2001     1.000         1.032              --

Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value Fund (3/00).. 2005     1.175         1.358           8,864
                                                      2004     1.014         1.175           8,864
                                                      2003     0.739         1.014           8,864
                                                      2002     0.969         0.739           8,864

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                UNIT VALUE AT               NUMBER OF UNITS
                                                                BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                             YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                             ---- ------------- ------------- ---------------
  Wells Fargo Advantage Multi Cap Value Fund (continued).. 2001     0.938         0.969           --
                                                           2000     1.000         0.938           --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                     SEPARATE ACCOUNT CHARGES 1.25% 140 FL



                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (7/99).. 2005     0.850         0.862           --
                                                     2004     0.791         0.850           --
                                                     2003     0.636         0.791           --
                                                     2002     0.841         0.636           --
                                                     2001     0.986         0.841           --
                                                     2000     1.117         0.986           --
                                                     1999     1.000         1.117           --


                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/11/2005: Strong Multi Cap Value Fund II changed its name to Wells Fargo Advantage Multi Cap Value Fund.

On 02/25/2005, The Travelers Series Trust: MFS(R)(R) Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS(R)(R) Mid Cap Growth Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor growth Opportunities Fund -- Class T was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc: AIM Charter Fund -- Class A was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares, and is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Neuberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series: Growth -- Income Fund -- Class 2 Shares, and is no longer available as a funding option.

On 02/25/2005. the PBHG Funds: PBHG Growth Fund -- Advisor Class was replaced by the Janus Aspen Series: Mid Cap Growth Portfolio -- Service Shares, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.

AIM Variable Insurance Funds, Inc. : AIM Premier Equity Fund -- Series I is no longer available to new contract owners.

Credit Suisse Trust: Emerging Markets Portfolio is no longer available to new contract owners

Variable Insurance Products Fund III: Dynamic Capital Appreciation Portfolio -- Service Class 2 -- is no longer available to new contract owners

The Travelers Series Trust: Federated Stock Portfolio is no longer available to new contract owners

Janus Aspen Series: Balanced Portfolio -- Service Shares -- is no longer available to new contract owners

Janus Aspen Series: World Wide Growth Portfolio -- Service Shares is no longer available to new contract holders.

Putnam Variable Trust: Putnam VT Discovery Growth Fund -- Class IB Share is no longer available to new contract owners

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new contract holders.

Salomon Brothers Variable Series Funds Inc.: Total Return Fund -- Class I is no longer available to new contract holders.

Smith Barney Investment Series: Smith Barney Dividend Strategy Portfolio is no longer available to new contract owners


Greenwich Street Series Fund: Fundamental Value Portfolio is no longer available to new contract holders.


Travelers Series Fund Inc.: Smith Barney International All Cap Growth Portfolio is no longer available to new contract owners


Strong Variable insurance Funds, Inc. : Strong Multi Cap Value Fund II is no longer available to new contract owners.


Van Kampen Life Investment Trust: Enterprise Portfolio -- Class II Shares is no longer available to new contract holders.

Fidelity VIP Asset Manager Portfolio- Service Class 2 is no longer available to new contract owners.

Salomon Brothers Variable Small Cap Growth Fund -- Class I is no longer available to new contract owners.

Smith Barney Premier Selections All Cap Growth Portfolio is no longer available to new contract owners.

Van Kampen Emerging Growth Portfolio -- Class 2 shares is no longer available to new contract owners.

                                  APPENDIX B

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix H. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                     SEPARATE ACCOUNT CHARGES 0.80% 3% AIR


                                       UNIT VALUE AT               NUMBER OF UNITS
                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                    ---- ------------- ------------- ---------------
 Capital Appreciation Fund (5/00) 2005     0.597         0.700        1,713,108
                                  2004     0.503         0.597        1,555,826
                                  2003     0.406         0.503        1,630,081
                                  2002     0.547         0.406        1,837,286
                                  2001     0.745         0.547        1,046,590
                                  2000     1.000         0.745        1,006,482

 High Yield Bond Trust (5/99).... 2005     1.530         1.538          359,521
                                  2004     1.418         1.530          368,425
                                  2003     1.107         1.418          381,556
                                  2002     1.067         1.107          411,756
                                  2001     0.982         1.067          314,101
                                  2000     0.980         0.982          101,750
                                  1999     1.000         0.980           92,789

 Managed Assets Trust (3/99)..... 2005     1.206         1.243          979,865
                                  2004     1.111         1.206          946,294
                                  2003     0.918         1.111          968,180
                                  2002     1.013         0.918        1,042,680
                                  2001     1.076         1.013        1,174,637
                                  2000     1.102         1.076          913,007
                                  1999     1.000         1.102          232,345

Money Market Portfolio (4/99)     2005     1.127         1.151          847,943
                                  2004     1.125         1.127        1,106,052
                                  2003     1.125         1.125        1,753,058
                                  2002     1.119         1.125        1,258,377
                                  2001     1.087         1.119          990,283
                                  2000     1.032         1.087          700,403
                                  1999     1.000         1.032          239,890

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund -- Series I (7/01)........ 2005     0.800         0.839               --
                                                          2004     0.763         0.800          103,702
                                                          2003     0.615         0.763          103,682
                                                          2002     0.888         0.615           55,895
                                                          2001     1.000         0.888               --

American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)............ 2005     1.109         1.255          119,722
                                                          2004     1.010         1.109           31,153

  Growth Fund -- Class 2 Shares (5/04)................... 2005     1.091         1.258          157,801
                                                          2004     0.970         1.091           16,521

  Growth-Income Fund -- Class 2 Shares (5/04)............ 2005     1.082         1.136          385,501
                                                          2004     0.979         1.082          104,915

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (3/99)..... 2005     1.360         1.377        4,657,584
                                                          2004     1.310         1.360        4,115,266
                                                          2003     1.251         1.310        3,142,575
                                                          2002     1.157         1.251        3,360,816
                                                          2001     1.092         1.157        2,080,975
                                                          2000     0.979         1.092          601,543
                                                          1999     1.000         0.979          139,623

  CitiStreet International Stock Fund -- Class I (3/99).. 2005     1.024         1.165        2,279,498
                                                          2004     0.899         1.024        2,148,904
                                                          2003     0.697         0.899        2,010,293
                                                          2002     0.904         0.697        2,025,194
                                                          2001     1.160         0.904        1,238,125
                                                          2000     1.272         1.160          474,746
                                                          1999     1.000         1.272           90,221

  CitiStreet Large Company Stock Fund -- Class I (3/99).. 2005     0.746         0.789        4,775,451
                                                          2004     0.683         0.746        4,498,084
                                                          2003     0.537         0.683        4,110,325
                                                          2002     0.702         0.537        3,575,681
                                                          2001     0.840         0.702        2,080,499

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  CitiStreet Large Company Stock Fund -- Class I (continued).. 2000     0.995         0.840         959,029
                                                               1999     1.000         0.995         228,230

  CitiStreet Small Company Stock Fund -- Class I (3/99)....... 2005     1.974         2.101         940,105
                                                               2004     1.732         1.974         879,208
                                                               2003     1.220         1.732         844,568
                                                               2002     1.612         1.220         739,822
                                                               2001     1.600         1.612         542,731
                                                               2000     1.465         1.600         462,418
                                                               1999     1.000         1.465         113,574

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio (5/99)....... 2005     1.412         1.793          35,759
                                                               2004     1.140         1.412          44,528
                                                               2003     0.804         1.140          46,418
                                                               2002     0.916         0.804          45,812
                                                               2001     1.022         0.916          54,766
                                                               2000     1.506         1.022          71,391
                                                               1999     1.000         1.506          54,662

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (7/99)........... 2005     2.368         2.517         312,481
                                                               2004     1.816         2.368         330,738
                                                               2003     1.366         1.816         282,138
                                                               2002     1.318         1.366         242,450
                                                               2001     1.221         1.318         128,487
                                                               2000     0.937         1.221         102,023
                                                               1999     1.000         0.937              --

  Delaware VIP Small Cap Value Series -- Standard
  Class (4/99)................................................ 2005     2.050         2.225         232,445
                                                               2004     1.701         2.050         203,692
                                                               2003     1.208         1.701         177,208
                                                               2002     1.289         1.208         139,177
                                                               2001     1.162         1.289          13,468
                                                               2000     0.991         1.162           5,110
                                                               1999     1.000         0.991              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                     ---- ------------- ------------- ---------------
Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial Shares (3/99).. 2005     0.992         1.027         318,098
                                                                   2004     0.952         0.992         330,399
                                                                   2003     0.792         0.952         331,736
                                                                   2002     0.958         0.792         356,023
                                                                   2001     1.065         0.958         396,091
                                                                   2000     1.081         1.065         311,873
                                                                   1999     1.000         1.081         244,529

  Dreyfus VIF -- Developing Leaders Portfolio --
  Initial Shares (4/99)........................................... 2005     1.503         1.577         463,289
                                                                   2004     1.360         1.503         619,182
                                                                   2003     1.041         1.360         589,418
                                                                   2002     1.298         1.041         540,784
                                                                   2001     1.394         1.298         388,047
                                                                   2000     1.240         1.394         305,761
                                                                   1999     1.000         1.240          45,091

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2 Shares (8/03).......... 2005     1.345         1.475          61,250
                                                                   2004     1.204         1.345          23,498
                                                                   2003     1.000         1.204          17,090

  Templeton Developing Markets Securities Fund --.................
  Class 2 Shares (6/04)........................................... 2005     1.234         1.560         102,975
                                                                   2004     0.972         1.234              --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04)...... 2005     1.156         1.264         193,399
                                                                   2004     0.962         1.156          40,991

  Templeton Growth Securities Fund -- Class 2 Shares (6/04)....... 2005     1.126         1.216         196,213
                                                                   2004     1.021         1.126          57,703

Greenwich Street Series Fund
  Appreciation Portfolio (8/01)................................... 2005     1.029         1.065         264,932
                                                                   2004     0.954         1.029         162,864
                                                                   2003     0.772         0.954         100,091

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                             UNIT VALUE AT               NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                          YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                          ---- ------------- ------------- ---------------
  Appreciation Portfolio (continued)................... 2002     0.943         0.772           82,395
                                                        2001     1.000         0.943           14,712

  Equity Index Portfolio -- Class II Shares (3/99)..... 2005     0.945         0.978        1,770,764
                                                        2004     0.864         0.945        1,899,361
                                                        2003     0.682         0.864        1,719,505
                                                        2002     0.886         0.682        1,579,821
                                                        2001     1.019         0.886        1,055,882
                                                        2000     1.133         1.019          842,129
                                                        1999     1.000         1.133          207,054

  Fundamental Value Portfolio (5/01)................... 2005     1.065         1.107          584,303
                                                        2004     0.992         1.065          630,507
                                                        2003     0.722         0.992          637,061
                                                        2002     0.924         0.722          486,577
                                                        2001     1.000         0.924          106,535

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01).......... 2005     1.080         1.154          157,215
                                                        2004     1.005         1.080          157,215
                                                        2003     0.891         1.005          123,022
                                                        2002     0.962         0.891           83,565
                                                        2001     1.000         0.962               --

  Mid Cap Growth Portfolio -- Service Shares (8/01).... 2005     0.880         0.978           23,960
                                                        2004     0.736         0.880               --
                                                        2003     0.551         0.736               --
                                                        2002     0.772         0.551               --
                                                        2001     1.000         0.772               --

  Worldwide Growth Portfolio -- Service Shares (5/00).. 2005     0.577         0.604          254,343
                                                        2004     0.556         0.577          303,997
                                                        2003     0.453         0.556          319,311
                                                        2002     0.615         0.453          382,579
                                                        2001     0.801         0.615          441,531
                                                        2000     1.000         0.801          424,750

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04)......... 2005     1.127         1.162            3,023
                                                        2004     1.009         1.127               --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)............................ 2005     1.111         1.138          87,476
                                                                 2004     0.968         1.111              --

  Mid-Cap Value Portfolio (7/04)................................ 2005     1.165         1.251          97,239
                                                                 2004     1.007         1.165          34,410

Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05)................ 2005     1.000         1.000              --
  MetLife Conservative Allocation Portfolio (1/05).............. 2005     1.000         1.000              --
  MetLife Conservative to Moderate Allocation Portfolio (1/05).. 2005     1.000         1.000              --
  MetLife Moderate Allocation Portfolio (1/05).................. 2005     1.000         1.000              --
  MetLife Moderate to Aggressive Allocation Portfolio (1/05).... 2005     1.000         1.000              --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service Shares (5/04)...... 2005     1.078         1.131          14,297
                                                                 2004     0.975         1.078          10,342

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (7/05).......... 2005     1.000         1.012          42,479

  Total Return Portfolio -- Administrative Class (6/01)......... 2005     1.240         1.260         569,639
                                                                 2004     1.192         1.240         378,880
                                                                 2003     1.144         1.192         385,107
                                                                 2002     1.057         1.144         388,046
                                                                 2001     1.000         1.057          42,621

Putnam Variable Trust
  Putnam VT Discovery Growth Fund --
  Class IB Shares (12/01)....................................... 2005     0.789         0.839          11,671
                                                                 2004     0.739         0.789          11,671
                                                                 2003     0.564         0.739          11,671
                                                                 2002     0.808         0.564          11,671
                                                                 2001     1.000         0.808              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
  Putnam VT International Equity Fund --
  Class IB Shares (5/01).................................... 2005     1.033         1.150          81,614
                                                             2004     0.897         1.033          85,063
                                                             2003     0.703         0.897          88,330
                                                             2002     0.861         0.703          89,130
                                                             2001     1.000         0.861          36,530

  Putnam VT Small Cap Value Fund -- Class IB Shares (6/01).. 2005     1.647         1.749         319,412
                                                             2004     1.315         1.647         205,632
                                                             2003     0.886         1.315         173,137
                                                             2002     1.093         0.886         235,414
                                                             2001     1.000         1.093           1,734

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (3/99)............................ 2005     1.596         1.648         338,497
                                                             2004     1.486         1.596         344,257
                                                             2003     1.077         1.486         357,262
                                                             2002     1.449         1.077         340,827
                                                             2001     1.433         1.449         172,311
                                                             2000     1.222         1.433          70,934
                                                             1999     1.000         1.222          13,279

  Investors Fund -- Class I (3/99).......................... 2005     1.298         1.372         128,604
                                                             2004     1.185         1.298         149,763
                                                             2003     0.903         1.185         151,723
                                                             2002     1.183         0.903         140,603
                                                             2001     1.244         1.183         102,276
                                                             2000     1.088         1.244          20,655
                                                             1999     1.000         1.088           5,119

  Small Cap Growth Fund -- Class I (6/01)................... 2005     1.064         1.107           5,596
                                                             2004     0.932         1.064              --
                                                             2003     0.631         0.932              --
                                                             2002     0.974         0.631              --
                                                             2001     1.000         0.974             997

  Total Return Fund -- Class I (3/99)....................... 2005     1.209         1.239          23,410
                                                             2004     1.121         1.209          29,201
                                                             2003     0.975         1.121          13,990
                                                             2002     1.055         0.975          10,605
                                                             2001     1.072         1.055           7,423

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Total Return Fund -- Class I (continued)......... 2000     1.002         1.072            5,470
                                                    1999     1.000         1.002               --
Smith Barney Investment Series
  Smith Barney Dividend Strategy Portfolio (5/01).. 2005     0.828         0.819           23,093
                                                    2004     0.807         0.828           23,093
                                                    2003     0.659         0.807           20,096
                                                    2002     0.897         0.659           20,096
                                                    2001     1.000         0.897           20,096

  Smith Barney Premier Selections All Cap Growth
  Portfolio (6/01)................................. 2005     0.887         0.935            2,816
                                                    2004     0.869         0.887            2,816
                                                    2003     0.652         0.869               --
                                                    2002     0.898         0.652               --
                                                    2001     1.000         0.898               --
The Travelers Series Trust
  AIM Capital Appreciation Portfolio (11/01)....... 2005     0.887         0.957           51,831
                                                    2004     0.840         0.887           72,426
                                                    2003     0.654         0.840           35,106
                                                    2002     0.867         0.654           38,688
                                                    2001     1.000         0.867               --

  Convertible Securities Portfolio (5/04).......... 2005     1.040         1.035            5,612
                                                    2004     0.990         1.040               --

  Disciplined Mid Cap Stock Portfolio (6/99)....... 2005     1.625         1.812          288,657
                                                    2004     1.406         1.625          300,148
                                                    2003     1.060         1.406          298,395
                                                    2002     1.247         1.060          244,570
                                                    2001     1.310         1.247          156,409
                                                    2000     1.132         1.310           87,378
                                                    1999     1.000         1.132               --

  Equity Income Portfolio (3/99)................... 2005     1.240         1.285        1,344,215
                                                    2004     1.137         1.240        1,226,765
                                                    2003     0.874         1.137        1,133,992
                                                    2002     1.024         0.874        1,011,873
                                                    2001     1.105         1.024          343,935

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                 YEAR        YEAR       END OF YEAR    END OF YEAR
--------------                                 ----    ------------- ------------- ---------------
  Equity Income Portfolio (continued)......... 2000      1.021         1.105         212,588
                                               1999        1.000         1.021         216,322

  Federated Stock Portfolio (4/99)............ 2005        1.113         1.163          59,781
                                               2004        1.015         1.113          60,043
                                               2003        0.802         1.015          60,043
                                               2002        1.002         0.802          52,941
                                               2001        0.993         1.002          24,072
                                               2000        0.965         0.993           4,126
                                               1999        1.000         0.965              --

  Large Cap Portfolio (3/99).................. 2005        0.852         0.919         512,059
                                               2004        0.807         0.852         512,693
                                               2003        0.652         0.807         524,562
                                               2002        0.851         0.652         448,487
                                               2001        1.038         0.851         409,069
                                               2000        1.224         1.038         334,348
                                               1999        1.000         1.224         247,021

  Mercury Large Cap Core Portfolio (3/99)..... 2005        0.897         0.997          49,017
                                               2004        0.780         0.897          15,265
                                               2003        0.649         0.780          15,265
                                               2002        0.874         0.649          16,447
                                               2001        1.136         0.874          17,029
                                               2000        1.213         1.136          80,150
                                               1999        1.000         1.213              --

  MFS(R)(R) Emerging Growth Portfolio (8/01).. 2005        0.761         0.739              --
                                               2004        0.681         0.761              --
                                               2003        0.531         0.681              --
                                               2002        0.814         0.531              --
                                               2001        1.000         0.814              --

  MFS(R)(R) Mid Cap Growth Portfolio (5/99)... 2005        1.029         1.052         189,859
                                               2004        0.909         1.029         247,955
                                               2003        0.668         0.909         256,356
                                               2002        1.317         0.668         249,539
                                               2001        1.739         1.317         238,188
                                               2000        1.603         1.739         201,277
                                               1999        1.000         1.603          22,378

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                    ---- ------------- ------------- ---------------
  MFS(R)(R) Total Return Portfolio (4/99)........ 2005     1.371         1.400        1,402,006
                                                  2004     1.240         1.371        1,303,774
                                                  2003     1.073         1.240        1,112,494
                                                  2002     1.141         1.073          994,730
                                                  2001     1.150         1.141          458,197
                                                  2000     0.994         1.150          177,102
                                                  1999     1.000         0.994           56,338

  MFS(R)(R) Value Portfolio (5/04)............... 2005     1.127         1.190           25,099
                                                  2004     0.969         1.127               --

  Mondrian International Stock Portfolio (4/99).. 2005     0.971         1.055           80,241
                                                  2004     0.846         0.971           81,385
                                                  2003     0.663         0.846           57,438
                                                  2002     0.768         0.663           39,307
                                                  2001     1.049         0.768           43,074
                                                  2000     1.194         1.049           43,159
                                                  1999     1.000         1.194           13,922

  Pioneer Fund Portfolio (5/99).................. 2005     0.847         0.890           62,738
                                                  2004     0.768         0.847          128,011
                                                  2003     0.625         0.768          139,015
                                                  2002     0.903         0.625          177,705
                                                  2001     1.183         0.903          175,971
                                                  2000     0.959         1.183          136,065
                                                  1999     1.000         0.959           52,624

  Pioneer Mid Cap Value Portfolio (7/05)......... 2005     1.000         1.001               --

  Pioneer Strategic Income Portfolio (6/99)...... 2005     1.415         1.455           99,903
                                                  2004     1.285         1.415           48,519
                                                  2003     1.084         1.285           37,669
                                                  2002     1.032         1.084           29,999
                                                  2001     0.998         1.032           17,469
                                                  2000     1.010         0.998               --
                                                  1999     1.000         1.010               --

  Strategic Equity Portfolio (3/99).............. 2005     0.861         0.871          578,902
                                                  2004     0.787         0.861          781,329
                                                  2003     0.598         0.787          861,404
                                                  2002     0.908         0.598          907,697

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
  Strategic Equity Portfolio (continued)................. 2001     1.057         0.908        1,013,052
                                                          2000     1.303         1.057          787,876
                                                          1999     1.000         1.303          274,568

  Style Focus Series: Small Cap Growth Portfolio (1/05).. 2005     1.000         1.000               --

  Style Focus Series: Small Cap Value Portfolio (1/05)... 2005     1.000         1.000               --

  Travelers Quality Bond Portfolio (3/99)................ 2005     1.290         1.300          453,665
                                                          2004     1.259         1.290          428,682
                                                          2003     1.186         1.259          336,903
                                                          2002     1.130         1.186          324,873
                                                          2001     1.063         1.130          229,303
                                                          2000     1.002         1.063           89,190
                                                          1999     1.000         1.002           30,445

  U.S. Government Securities Portfolio (3/99)............ 2005     1.396         1.445          664,291
                                                          2004     1.326         1.396          612,998
                                                          2003     1.301         1.326          641,656
                                                          2002     1.154         1.301          674,168
                                                          2001     1.099         1.154          329,688
                                                          2000     0.968         1.099          147,364
                                                          1999     1.000         0.968           81,239
Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio --
  Class I Shares (10/03)................................. 2005     1.005         1.020           65,137
                                                          2004     1.001         1.005           56,767
                                                          2003     1.000         1.001           12,265

  Smith Barney Aggressive Growth Portfolio (5/01)........ 2005     0.923         1.022          833,193
                                                          2004     0.846         0.923          947,296
                                                          2003     0.634         0.846          829,147
                                                          2002     0.949         0.634          372,023
                                                          2001     1.000         0.949          148,073

  Smith Barney High Income Portfolio (5/99).............. 2005     1.166         1.187           46,658
                                                          2004     1.065         1.166           12,147
                                                          2003     0.842         1.065           20,424
                                                          2002     0.877         0.842           17,421

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
   Smith Barney High Income Portfolio (continued)............ 2001     0.918         0.877          26,499
                                                              2000     1.007         0.918          12,407
                                                              1999     1.000         1.007              --
   Smith Barney International All Cap Growth
     Portfolio (3/99)........................................ 2005     0.883         0.978         131,177
                                                              2004     0.755         0.883         176,162
                                                              2003     0.597         0.755         182,229
                                                              2002     0.810         0.597         184,371
                                                              2001     1.186         0.810         202,204
                                                              2000     1.569         1.186          76,324
                                                              1999     1.000         1.569          33,821

  Smith Barney Large Capitalization Growth Portfolio (3/99).. 2005     0.987         1.030         269,310
                                                              2004     0.991         0.987         338,275
                                                              2003     0.677         0.991         414,434
                                                              2002     0.907         0.677         335,753
                                                              2001     1.045         0.907         323,325
                                                              2000     1.132         1.045         265,016
                                                              1999     1.000         1.132         100,647

  Social Awareness Stock Portfolio (3/99).................... 2005     0.925         0.957         142,054
                                                              2004     0.877         0.925         210,284
                                                              2003     0.686         0.877         190,338
                                                              2002     0.921         0.686         205,434
                                                              2001     1.100         0.921         252,885
                                                              2000     1.115         1.100         338,770
                                                              1999     1.000         1.115         204,232

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (8/03)............... 2005     1.464         1.512          32,763
                                                              2004     1.257         1.464          35,463
                                                              2003     1.000         1.257          15,449

  Emerging Growth Portfolio -- Class II Shares (1/02)........ 2005     0.729         0.778              --
                                                              2004     0.688         0.729              --
                                                              2003     0.546         0.688              --
                                                              2002     0.817         0.546              --
                                                              2001     1.000         0.817              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                              ---- ------------- ------------- ---------------
  Enterprise Portfolio -- Class II Shares (10/01).......................... 2005     0.817         0.875              --
                                                                            2004     0.794         0.817              --
                                                                            2003     0.637         0.794              --
                                                                            2002     0.911         0.637              --
                                                                            2001     1.000         0.911              --

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)......................................................... 2005     1.130         1.176          27,437
                                                                            2004     0.986         1.130           2,533
                                                                            2003     0.700         0.986              --
                                                                            2002     0.949         0.700              --
                                                                            2001     1.000         0.949              --
Variable Insurance Products Fund
  Asset Manager Portfolio -- Service Class 2 (6/00)........................ 2005     0.990         1.019         229,844
                                                                            2004     0.949         0.990         291,168
                                                                            2003     0.813         0.949         262,244
                                                                            2002     0.900         0.813         227,798
                                                                            2001     0.949         0.900         178,530
                                                                            2000     1.000         0.949         133,640

  Contrafund(double left angle quote) Portfolio -- Service Class 2 (9/01).. 2005     1.238         1.432         307,737
                                                                            2004     1.083         1.238         274,073
                                                                            2003     0.852         1.083         244,184
                                                                            2002     0.950         0.852         208,513
                                                                            2001     1.000         0.950              --

  Dynamic Capital Appreciation Portfolio -- Service
  Class 2 (5/01)........................................................... 2005     0.966         1.157          16,820
                                                                            2004     0.962         0.966          16,820
                                                                            2003     0.776         0.962           5,993
                                                                            2002     0.846         0.776           5,993
                                                                            2001     1.000         0.846              --

  Mid Cap Portfolio -- Service Class 2 (7/01).............................. 2005     1.563         1.830         373,612
                                                                            2004     1.264         1.563         181,421
                                                                            2003     0.921         1.264         103,818
                                                                            2002     1.032         0.921         100,887
                                                                            2001     1.000         1.032              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                           UNIT VALUE AT               NUMBER OF UNITS
                                                           BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                        YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                        ---- ------------- ------------- ---------------
Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value Fund (7/99).. 2005     1.175         1.358          6,351
                                                      2004     1.014         1.175          6,351
                                                      2003     0.739         1.014          9,511
                                                      2002     0.969         0.739          9,511
                                                      2001     0.938         0.969          6,351
                                                      2000     0.877         0.938          6,351
                                                      1999     1.000         0.877          6,351

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                     SEPARATE ACCOUNT CHARGES 1.25% 140 FL




                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (3/99). 2005     0.850         0.862           --
                                                     2004     0.791         0.850           --
                                                     2003     0.636         0.791           --
                                                     2002     0.841         0.636           --
                                                     2001     0.986         0.841           --
                                                     2000     1.117         0.986           --
                                                     1999     1.000         1.117           --


                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/11/2005: Strong Multi Cap Value Fund II changed its name to Wells Fargo Advantage Multi Cap Value Fund.

On 02/25/2005, The Travelers Series Trust: MFS(R)(R) Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS(R) Mid Cap Growth Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor growth Opportunities Fund -- Class T was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Funds, Inc: AIM Charter Fund -- Class A was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares, and is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Neuberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series: Growth -- Income Fund -- Class 2 Shares, and is no longer available as a funding option.

On 02/25/2005. the PBHG Funds: PBHG Growth Fund -- Advisor Class was replaced by the Janus Aspen Series: Mid Cap Growth Portfolio -- Service Shares, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.

AIM Variable Insurance Funds, Inc. : AIM Premier Equity Fund -- Series I is no longer available to new contract owners.

Credit Suisse Trust: Emerging Markets Portfolio is no longer available to new contract owners

Variable Insurance Products Fund III: Dynamic Capital Appreciation Portfolio -- Service Class 2 -- is no longer available to new contract owners

The Travelers Series Trust: Federated Stock Portfolio is no longer available to new contract owners

Janus Aspen Series: Balanced Portfolio -- Service Shares -- is no longer available to new contract owners

Janus Aspen Series: World Wide Growth Portfolio -- Service Shares is no longer available to new contract holders.

Putnam Variable Trust: Putnam VT Discovery Growth Fund -- Class IB Share is no longer available to new contract owners

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new contract holders.

Salomon Brothers Variable Series Funds Inc.: Total Return Fund -- Class I is no longer available to new contract holders.

Smith Barney Investment Series: Smith Barney Dividend Strategy Portfolio is no longer available to new contract owners


Greenwich Street Series Fund: Fundamental Value Portfolio is no longer available to new contract holders.

Travelers Series Fund Inc.: Smith Barney International All Cap Growth Portfolio is no longer available to new contract owners

Strong Variable insurance Funds, Inc. : Strong Multi Cap Value Fund II is no longer available to new contract owners.


Van Kampen Life Investment Trust: Enterprise Portfolio -- Class II Shares is no longer available to new contract holders.

Fidelity VIP Asset Manager Portfolio- Service Class 2 is no longer available to new contract owners.

Salomon Brothers Variable Small Cap Growth Fund -- Class I is no longer available to new contract owners.

Smith Barney Premier Selections All Cap Growth Portfolio is no longer available to new contract owners.

Van Kampen Emerging Growth Portfolio -- Class 2 shares is no longer available to new contract owners.

                                  APPENDIX C
--------------------------------------------------------------------------------

           WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
                     NOT AVAILABLE UNDER SECTION 457 PLANS
        NOT AVAILABLE IF OWNER IS AGE 71 OR OLDER ON THE CONTRACT DATE.
      PLEASE REFER TO YOUR CONTRACT FOR STATE VARIATIONS OF THIS WAIVER.

If, after the first Contract Year and before the Maturity Date, the Annuitant begins confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty
(60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a) is Medicare approved as a provider of skilled nursing care services;
         and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

                                      OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                  APPENDIX D
--------------------------------------------------------------------------------

                            MARKET VALUE ADJUSTMENT

If you have selected any period certain option, you may elect to surrender a payment equal to a portion of the present value of the remaining period certain payments any time after the first Contract Year. There is a surrender charge of 5% of the amount withdrawn under this option.

For fixed Annuity Payments, we calculate the present value of the remaining period certain payments using a current interest rate. The current interest rate is the then current annual rate of return offered by Us on a new Fixed Annuity Period Certain Only annuitizations for the amount of time remaining in the certain period. If the period of time remaining is less that the minimum length of time for which we offer a new Fixed Annuity Period Certain Only annuitization, then the interest rate will be the rate of return for that minimum length of time.

The formula for calculating the Present Value is as follows:

                                     N
           Present Value = (sigma) [Payment\\s\\ X (1/1 + iC)/t/365/
                                    s = 1

Where

   iC = the interest rate described above

   n = the number of payments remaining in the Contract Owner's certain period at the time of request for this benefit

   t = number of days remaining until that payment is made, adjusting for leap years.

If you request a percentage of the total amount available, then the remaining period certain payments will be reduced by that percentage for the remainder of the certain period. After the certain period expires, any remaining payments, if applicable, will increase to the level they would have been had no liquidation taken place.

                                 ILLUSTRATION:

         Amount Annuitized $12,589.80
         Annuity Option    Life with 10 year certain period
         Annuity Payments  $1,000 Annually -- first payment immediately

For the purposes of illustration, assume after two years (immediately preceding the third payment), you choose to receive full liquidity, and the current rate of return that we are then crediting for 8 year fixed Period Certain Only Annuitizations is 4.00%. The total amount available for liquidity is calculated as follows:

1000 + (1000/1.04) + (1000/1.04)^2 + (1000/1.04)^3 + (1000/1.04)^4 +
(1000/1.04)^5 + (1000/1.04)^6 + (1000/1.04)^7 = $7002.06

The surrender penalty is calculated as 5% of $7,002.06, or $350.10.

The net result to you after subtraction of the surrender penalty of $350.10 would be $6,651.96.

You would receive no more payments for 8 years. After 8 years, if you are still living, you will receive $1,000 annually until your death.

                                  APPENDIX E
--------------------------------------------------------------------------------


               WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
                        RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                APPENDIX -- F:
             ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS
            ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS:

UNDERLYING FUND NAME CHANGES



                       FORMER NAME                                                  NEW NAME
--------------------------------------------------------- ------------------------------------------------------------
CitiStreet Funds, Inc.                                    Met Investment Funds, Inc.
CitiStreet Diversified Bond Fund -- Class I               MetLife Investment Diversified Bond Fund -- Class I
CitiStreet International Stock Fund -- Class I            MetLife Investment International Stock Fund -- Class I
CitiStreet Large Company Stock Fund -- Class I            MetLife Investment Large Company Stock Fund -- Class I
CitiStreet Small Company Stock Fund -- Class I            MetLife Investment Small Company Stock Fund -- Class I
Greenwich Street Series Fund                              Legg Mason Partners Variable Portfolios II
Appreciation Portfolio                                    Legg Mason Partners Variable Appreciation Portfolio
  Equity Index Portfolio -- Class I                       Legg Mason Partners Variable Equity Index Portfolio --
  Fundamental Value Portfolio+                            Class II
                                                          Legg Mason Partners Variable Fundamental Value Portfolio+
Salomon Brothers Variable Series Funds Inc                Legg Mason Partners Variable Portfolios I, Inc
Salomon Brothers Variable All Cap Fund -- Class I         Legg Mason Partners Variable All Cap Portfolio -- Class 1
Salomon Brothers Variable Investors Fund -- Class I       Legg Mason Partners Variable Investors Portfolio -- Class 1*
Salomon Brothers Variable Total Return Fund -- Class I+   Legg Mason Partners Variable Total Return Portfolio -- Class
Salomon Brothers Variable Small Cap Growth Fund --        1+
Class -- 1+                                               Legg Mason Partners Variable Small Cap Growth Portfolio --
                                                          Class -- 1 +
Smith Barney Investment Series                            Legg Mason Partners Investment Series
Smith Barney Dividend Strategy Portfolio+                 Legg Mason Partners Variable Dividend Strategy Portfolio+
Smith Barney Premier Selections All Cap Growth Portfolio+ Legg Mason Partners Variable Premier Selections All Cap
                                                          Growth Portfolio+
Travelers Series Fund Inc.                                Legg Mason Partners Variable Portfolios III, Inc.
  SB Adjustable Rate Income Portfolio                     Legg Mason Partners Variable Adjustable Rate Income
  Smith Barney Aggressive Growth Portfolio                Portfolio
  Smith Barney High Income                                Legg Mason Partners Variable Aggressive Growth Portfolio
  Smith Barney Large Capitalization Growth Portfolio      Legg Mason Partners Variable High Income Portfolio
  Social Awareness Stock Portfolio                        Legg Mason Partners Variable Large Cap Growth Portfolio
  Smith Barney International All Cap Growth               Legg Mason Partners Variable Social Awareness Stock
                                                          Portfolio
                                                          Legg Mason Partners Variable International All Cap Growth*
Variable Annuity Portfolios                               Legg Mason Partners Variable Portfolios V
Smith Barney Small Cap Growth Opportunities               Legg Mason Partners Small Cap Growth Opportunities
                                                          Portfolio
       Wells Fargo Variable Trust                                Wells Fargo Variable Trust
Wells Fargo Advantage Multi Cap Value Fund+               Wells Fargo Advantage VT Small/MidCap Value Fund+

UNDERLYING FUND MERGERS/REORGANIZATIONS

The former Underlying Funds were merged with and into the new Underlying Funds.



       Former Underlying Fund                          New Underlying Fund
Capital Appreciation Fund                       Met Investors Series Trust Janus Capital Appreciation
                                                Portfolio -- Class A
Managed Assets Trust                                   Metropolitan Series Fund, Inc.
                                                Legg Mason Partners Managed Assets Portfolio -- Class A

Money Market Portfolio                          BlackRock Money Market Portfolio -- Class A

High Yield Bond Trust                           Western Asset Management High Yield Bond Portfolio --
                                                Class A

       Travelers Series Trust                          Met Investors Series Trust
Disciplined Mid Cap Stock Portfolio             Batterymarch Mid-Cap Stock Portfolio -- Class A
Style Focus Series: Small Cap Value Portfolio   Dreman Small-Cap Value Portfolio -- Class A
Mondrian International Stock Portfolio          Harris Oakmark International Stock Portfolio -- Class A
Convertible Securities Portfolio                Lord Abbett Bond Debenture Portfolio Class A
Federated Stock Portfolio +                     Lord Abbett Growth and Income Portfolio -- Class B
Mercury Large Cap Core Portfoliot               Mercury Large-Cap Core Portfolio -- Class A
AIM Capital Appreciation Portfolio              Met/AIM Capital Appreciation Portfolio -- Class A
MFS(R) Value Portfolio                          MFS(R) Value Portfolio -- Class A
Pioneer Fund Portfolio*                         Pioneer Fund Portfolio -- Class A
Pioneer Mid-Cap Value Portfolio                 Pioneer Mid-Cap Value Portfolio
Pioneer Strategic Income Portfolio -- Class A * Pioneer Strategic Income Portfolio

                                                       Metropolitan Series Fund
MFS(R) Mid Cap Growth Portfolio                 BlackRock Aggressive Growth Portfolio -- Class D
Travelers Quality Bond Portfolio                BlackRock Bond Income Portfolio -- Class A

Large Cap Portfolio                             FI Large Cap Portfolio Class A
Strategic Equity Portfolio Trust                FI Large Cap Portfolio Class A
Equity Income Portfolio                         FI Value Leaders Portfolio -- Class D
MFS(R) Total Return*                            MFS(R) Total Return Portfolio -- Class F
U.S. Government Securities Portfolio            Western Asset Management U.S. Government Portfolio



UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.



                  FORMER UNDERLYING FUND                                       NEW UNDERLYING FUND
-----------------------------------------------------------  -------------------------------------------------------
       Lord Abbett Series Fund, Inc..                               Met Investors Series Trust
Growth and Income Portfolio                                  Lord Abbett Growth and Income Portfolio -- Class B Lord
Mid Cap Value Portfolio                                      Abbett Mid Cap Value Portfolio -- Class B
Oppenheimer Variable Account Funds
Oppenheimer Main Street Fund/VA -- Service Shares of the     Lord Abbett Growth and Income Portfolio -- Class B
       Franklin Templeton VIP Trust
Mutual Shares Securities Fund -- Class 2 Shares              Lord Abbett Growth and Income Portfolio -- Class B
       Delaware VIP Trust
Delaware VIP REIT Series -- Standard Class                   Neuberger Berman Real Estate Portfolio -- Class A
Fidelity Variable Insurance Products                                Metropolitan Series Fund, Inc.
Fidelity VIP Asset Manager Portfolio -- Service Class 2      MFS(R) Total Return Portfolio -- Class F
       Janus Aspen Series                                    MFS(R) Total Return Portfolio -- Class F
Janus Aspen Balanced Portfolio -- Service Shares+
       Franklin Templeton Variable Insurance Products
       Trust
Franklin Templeton Growth Securities Fund -- Class 2 Shares  Oppenheimer Global Equity Portfolio- Class B
Variable Insurance Product Fund, VIP Asset Manager           MFS Total Return Portfolio -- Class F
Portfolio+



 +  This funding option is closed to new investors.

               APPENDIX G -- PORTFOLIO LEGAL AND MARKETING NAMES



             SERIES FUND/                         PORTFOLIO/                 MARKETING
                 TRUST                              SERIES                     NAME
---------------------------------------  ---------------------------- ------------------------
AMERICAN FUNDS INSURANCE SERIES          Global Growth Fund           American Funds Global
                                                                      Growth Fund
AMERICAN FUNDS INSURANCE SERIES          Growth - Income Fund         American Funds Growth-
                                                                      Income Fund
AMERICAN FUNDS INSURANCE SERIES          Growth Fund                  American Funds Growth
                                                                      Fund
CREDIT SUISSE TRUST                      Emerging Markets Portfolio   Credit Suisse Emerging
                                                                      Markets Portfolio
DREYFUS VARIABLE INVESTMENT FUND         Appreciation Portfolio       Dreyfus VIF Appreciation
                                                                      Portfolio
DREYFUS VARIABLE INVESTMENT FUND         Developing Leaders Portfolio Dreyfus VIF Developing
                                                                      Leaders Portfolio
JANUS ASPEN SERIES                       Mid Cap Growth Portfolio     Janus Aspen Series Mid
                                                                      Cap Growth Portfolio
JANUS ASPEN SERIES                       Worldwide Growth Portfolio   Janus Aspen Series
                                                                      Worldwide Growth
                                                                      Portfolio
METROPOLITAN SERIES FUND, INC.           FI Large Cap Portfolio       FI Large Cap Portfolio
                                                                      (Fidelity)

             SERIES FUND/                        PORTFOLIO/                 MARKETING
                 TRUST                             SERIES                     NAME
---------------------------------------  -------------------------- --------------------------
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio FI Value Leaders Portfolio
                                                                    (Fidelity)
PIMCO VARIABLE INSURANCE TRUST           Real Return Portfolio      PIMCO VIT Real Return
                                                                    Portfolio
PIMCO VARIABLE INSURANCE TRUST           Total Return Portfolio     PIMCO VIT Total Return
                                                                    Portfolio
REGISTERED FIX ACCOUNT                   Registered Fix             Fixed Account
VAN KAMPEN LIFE INVESTMENT TRUST         Van Kampen Life Investment Van Kampen LIT
                                         Trust Comstock Portfolio   Comstock Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST         Van Kampen Life Investment Van Kampen LIT Emerging
                                         Trust Emerging Growth      Growth Portfolio
                                         Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST         Van Kampen Life Investment Van Kampen LIT Enterprise
                                         Trust Enterprise Portfolio Portfolio
VARIABLE INSURANCE PRODUCTS              Dynamic Capital            Fidelity VIP Dynamic
                                         Appreciation Portfolio     Capital Appreciation
                                                                    Portfolio
VARIABLE INSURANCE PRODUCTS              Contrafund(R) Portfolio    Fidelity VIP Contrafund(R)
                                                                    Portfolio
VARIABLE INSURANCE PRODUCTS              Mid Cap Portfolio          Fidelity VIP Mid Cap
                                                                    Portfolio

                                  APPENDIX H

--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:


                         The Insurance Company
                         Principal Underwriter
                         Distribution and Principal Underwriting Agreement

                         Net Investment Factor
                         Money Market Calculation

                         Federal Tax Considerations

                         Independent Registered Public Accounting Firms

                         Condensed Financial Information
                         Financial Statements

--------------------------------------------------------------------------------


Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, Annuity Operations and Services, One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information, please request MIC Book 21 and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC Book 21.

Check Box:

[ ]  MIC Book 21
[ ]  MLAC Book 21


Name:
         -------------------------
Address:
         -------------------------

         -------------------------

                METLIFE RETIREMENT ACCOUNT ANNUITY PROSPECTUS:
                (Formerly Travelers Retirement Account Annuity)
          METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES (Formerly The Travelers Separate Account Five for Variable Annuities)
           METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES (Formerly The Travelers Separate Account Six for Variable Annuities)

The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The Travelers Life and Annuity Company has filed for approval to change its name to MetLife Life and Annuity Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a contract endorsement notifying you of the name change once it has occurred.

                                                                    May 1, 2006

                                    PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                          METLIFE RETIREMENT ACCOUNT


                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED


                                  MAY 1, 2006


                                      FOR


           METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES (FORMERLY THE TRAVELERS SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES)


                                   ISSUED BY


               METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT*

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 2006. A copy of the Prospectus may be obtained by writing to MetLife Life and Annuity Company of Connecticut, Annuity Operations and Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (1-800-233-3591) or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                               TABLE OF CONTENTS


THE INSURANCE COMPANY............................  2
PRINCIPAL UNDERWRITER............................  2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT  2
NET INVESTMENT FACTOR............................  4
MONEY MARKET CALCULATION.........................  5
FEDERAL TAX CONSIDERATIONS.......................  6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS...  8
CONDENSED FINANCIAL INFORMATION.................. 10
FINANCIAL STATEMENTS.............................  1


--------

 * The Travelers Life and Annuity Company has filed for approval to change its name to MetLife Life and Annuity Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a contract endorsement notifying you of the name change once it has occurred.

                             THE INSURANCE COMPANY


MetLife Life and Annuity Company of Connecticut (the "Company") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states (except New York) and the District of Columbia and Puerto Rico. The Company's Home Office is located at One Cityplace Hartford, Connecticut 06103-3415 and its telephone number is (860) 308-1000. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

STATE REGULATION. The Company is subject to the laws of the State of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.


The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.


THE SEPARATE ACCOUNT. MetLife of CT Separate Account Six for Variable Annuities (formerly known as The Travelers Separate Account Six for Variable Annuities) (the "Separate Account") meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act as amended ("1940 Act"). Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it.
Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.


                             PRINCIPAL UNDERWRITER


MLI Distribution LLC ("MLIDLLC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut. MLIDLLC is affiliated with the Company and the Separate Account.


               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT


Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDLLC and the Company, MLIDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDLLC over the past three years.

                       MLIDLLC UNDERWRITING COMMISSIONS



         UNDERWRITING COMMISSIONS PAID TO AMOUNT OF UNDERWRITING COMMISSIONS
    YEAR      MLIDLLC BY THE COMPANY             RETAINED BY MLIDLLC
    ---- -------------------------------- ----------------------------------
    2005            $94,264,724                           $0
    2004           $125,706,000                           $0
    2003           $121,901,000                           $0

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2005 ranged from $3,617,678 to $1,894. The amount of commissions paid to selected broker-dealer firms during 2005 ranged from $38,782,702 to $584,889. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2005 ranged from $42,400,380 to $175,737.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDLLC under which the broker-dealer firms received additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.
Linsco/Private Ledger
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
Pioneer Funds Distributor, Inc.
PFS Investments, Inc. (d/b/a/ Primerica)
DWS Scudder Distributors, Inc.
Citigroup Global Markets Inc. (d/b/a/ Smith Barney)
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

                             NET INVESTMENT FACTOR


THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

     (a) =   investment income plus capital gains and losses (whether realized or unrealized);

     (b) =   any deduction for applicable taxes (presently zero); and

     (c) =   the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                       CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Subaccount for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

      Effective Yield = ((Base Return + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change - Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV - Prior AUV.

Contract Charge Adjustment = Average AUV X Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee X (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula BUT where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.

                          FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.


FOREIGN TAX CREDIT

To the extent permitted under federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age
70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.


The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to the lesser of $44,000 or 24% of compensation for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.


SIMPLE PLAN IRA FORM


Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 and 2006
(which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS
Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or
(2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.


The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($44,000 for 2006). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.


Amounts attributable to salary reduction contributions under Code
Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS


Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($15,000 in 2006).


Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

         (a)a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

         (b)a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

         (c)a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

         (d)the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.  OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.


                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The financial statements of The Travelers Life and Annuity Company Separate Account Six for Variable Annuities as of December 31, 2005 and for the period in the year then ended and The Travelers Life and Annuity Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the acquisition of the Company by MetLife Inc. on July 1, 2005 and the application of the purchase method of accounting to the assets and liabilities of the Company as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 5.J., PUSH DOWN BASIS OF ACCOUNTING REQUIRED IN CERTAIN LIMITED CIRCUMSTANCES and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No.141, BUSINESS COMBINATIONS) as of December 31, 2005 and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) and the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2004 and for each of the years in the two-year period ended December 31, 2004, included herein, and the statement of changes in net assets of The Travelers Separate Account Six for Variable Annuities for the year or lesser periods ended December 31, 2004, and financial highlights for each of the years or lesser periods in the four-year period ended
December 31, 2004, also included herein, have been included in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Life and Annuity Company refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                     SEPARATE ACCOUNT CHARGES 0.80% 5% AIR


                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Capital Appreciation Fund (5/00)................. 2005     0.597         0.700           --
                                                    2004     0.503         0.597           --
                                                    2003     0.406         0.503           --
                                                    2002     0.547         0.406           --
                                                    2001     0.745         0.547           --
                                                    2000     1.000         0.745           --

  High Yield Bond Trust (5/99)..................... 2005     1.530         1.538           --
                                                    2004     1.418         1.530           --
                                                    2003     1.107         1.418           --
                                                    2002     1.067         1.107           --
                                                    2001     0.982         1.067           --
                                                    2000     0.980         0.982           --
                                                    1999     1.000         0.980           --

  Managed Assets Trust (3/99)...................... 2005     1.206         1.243           --
                                                    2004     1.111         1.206           --
                                                    2003     0.918         1.111           --
                                                    2002     1.013         0.918           --
                                                    2001     1.076         1.013           --
                                                    2000     1.102         1.076           --
                                                    1999     1.000         1.102           --

  Money Market Portfolio (4/99).................... 2005     1.127         1.151           --
                                                    2004     1.125         1.127           --
                                                    2003     1.125         1.125           --
                                                    2002     1.119         1.125           --
                                                    2001     1.087         1.119           --
                                                    2000     1.032         1.087           --
                                                    1999     1.000         1.032           --

AIM Variable Insurance Funds.......................
  AIM V.I. Premier Equity Fund -- Series I (7/01).. 2005     0.800         0.839           --
                                                    2004     0.763         0.800           --
                                                    2003     0.615         0.763           --
                                                    2002     0.888         0.615           --
                                                    2001     1.000         0.888           --

                        CONDENSED FINANCIAL INFORMATION

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)............ 2005     1.109         1.255           --
                                                          2004     1.010         1.109           --

  Growth Fund -- Class 2 Shares (5/04)................... 2005     1.091         1.258           --
                                                          2004     0.970         1.091           --

  Growth-Income Fund -- Class 2 Shares (5/04)............ 2005     1.082         1.136           --
                                                          2004     0.979         1.082           --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (3/99)..... 2005     1.360         1.377           --
                                                          2004     1.310         1.360           --
                                                          2003     1.251         1.310           --
                                                          2002     1.157         1.251           --
                                                          2001     1.092         1.157           --
                                                          2000     0.979         1.092           --
                                                          1999     1.000         0.979           --

  CitiStreet International Stock Fund -- Class I (3/99).. 2005     1.024         1.165           --
                                                          2004     0.899         1.024           --
                                                          2003     0.697         0.899           --
                                                          2002     0.904         0.697           --
                                                          2001     1.160         0.904           --
                                                          2000     1.272         1.160           --
                                                          1999     1.000         1.272           --

  CitiStreet Large Company Stock Fund -- Class I (3/99).. 2005     0.746         0.789           --
                                                          2004     0.683         0.746           --
                                                          2003     0.537         0.683           --
                                                          2002     0.702         0.537           --
                                                          2001     0.840         0.702           --
                                                          2000     0.995         0.840           --
                                                          1999     1.000         0.995           --

  CitiStreet Small Company Stock Fund -- Class I (3/99).. 2005     1.974         2.101           --
                                                          2004     1.732         1.974           --
                                                          2003     1.220         1.732           --
                                                          2002     1.612         1.220           --
                                                          2001     1.600         1.612           --

                        CONDENSED FINANCIAL INFORMATION

                                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                     ---- ------------- ------------- ---------------
  CitiStreet Small Company Stock Fund -- Class I (continued)...... 2000     1.465         1.600           --
                                                                   1999     1.000         1.465           --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio (5/99)........... 2005     1.412         1.793           --
                                                                   2004     1.140         1.412           --
                                                                   2003     0.804         1.140           --
                                                                   2002     0.916         0.804           --
                                                                   2001     1.022         0.916           --
                                                                   2000     1.506         1.022           --
                                                                   1999     1.000         1.506           --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (7/99)............... 2005     2.368         2.517           --
                                                                   2004     1.816         2.368           --
                                                                   2003     1.366         1.816           --
                                                                   2002     1.318         1.366           --
                                                                   2001     1.221         1.318           --
                                                                   2000     0.937         1.221           --
                                                                   1999     1.000         0.937           --

  Delaware VIP Small Cap Value Series -- Standard
  Class (4/99).................................................... 2005     2.050         2.225           --
                                                                   2004     1.701         2.050           --
                                                                   2003     1.208         1.701           --
                                                                   2002     1.289         1.208           --
                                                                   2001     1.162         1.289           --
                                                                   2000     0.991         1.162           --
                                                                   1999     1.000         0.991           --

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial Shares (3/99).. 2005     0.992         1.027           --
                                                                   2004     0.952         0.992           --
                                                                   2003     0.792         0.952           --
                                                                   2002     0.958         0.792           --
                                                                   2001     1.065         0.958           --
                                                                   2000     1.081         1.065           --
                                                                   1999     1.000         1.081           --

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (4/99)............................................... 2005     1.503         1.577           --
                                                               2004     1.360         1.503           --
                                                               2003     1.041         1.360           --
                                                               2002     1.298         1.041           --
                                                               2001     1.394         1.298           --
                                                               2000     1.240         1.394           --
                                                               1999     1.000         1.240           --

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2 Shares (8/03)...... 2005     1.345         1.475           --
                                                               2004     1.204         1.345           --
                                                               2003     1.000         1.204           --

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (6/04)............................................... 2005     1.234         1.560           --
                                                               2004     0.972         1.234           --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.156         1.264           --
                                                               2004     0.962         1.156           --

  Templeton Growth Securities Fund -- Class 2 Shares (6/04)... 2005     1.126         1.216           --
                                                               2004     1.021         1.126           --

Greenwich Street Series Fund
  Appreciation Portfolio (8/01)............................... 2005     1.029         1.065           --
                                                               2004     0.954         1.029           --
                                                               2003     0.772         0.954           --
                                                               2002     0.943         0.772           --
                                                               2001     1.000         0.943           --

  Equity Index Portfolio -- Class II Shares (3/99)............ 2005     0.945         0.978           --
                                                               2004     0.864         0.945           --
                                                               2003     0.682         0.864           --
                                                               2002     0.886         0.682           --
                                                               2001     1.019         0.886           --
                                                               2000     1.133         1.019           --
                                                               1999     1.000         1.133           --

                        CONDENSED FINANCIAL INFORMATION

                                                             UNIT VALUE AT               NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                          YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                          ---- ------------- ------------- ---------------
  Fundamental Value Portfolio (5/01)................... 2005     1.065         1.107           --
                                                        2004     0.992         1.065           --
                                                        2003     0.722         0.992           --
                                                        2002     0.924         0.722           --
                                                        2001     1.000         0.924           --

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01)           2005     1.080         1.154           --
                                                        2004     1.005         1.080           --
                                                        2003     0.891         1.005           --
                                                        2002     0.962         0.891           --
                                                        2001     1.000         0.962           --

  Mid Cap Growth Portfolio -- Service Shares (8/01).... 2005     0.880         0.978           --
                                                        2004     0.736         0.880           --
                                                        2003     0.551         0.736           --
                                                        2002     0.772         0.551           --
                                                        2001     1.000         0.772           --

  Worldwide Growth Portfolio -- Service Shares (5/00).. 2005     0.577         0.604           --
                                                        2004     0.556         0.577           --
                                                        2003     0.453         0.556           --
                                                        2002     0.615         0.453           --
                                                        2001     0.801         0.615           --
                                                        2000     1.000         0.801           --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04)......... 2005     1.127         1.162           --
                                                        2004     1.009         1.127           --

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)................... 2005     1.111         1.138           --
                                                        2004     0.968         1.111           --
  Mid-Cap Value Portfolio (7/04)                        2005     1.165         1.251           --
                                                        2004     1.007         1.165           --

Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05)....... 2005     1.000         1.000           --
  MetLife Conservative Allocation Portfolio (1/05)..... 2005     1.000         1.000           --

                        CONDENSED FINANCIAL INFORMATION

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  MetLife Conservative to Moderate Allocation Portfolio (1/05).. 2005     1.000         1.000           --
  MetLife Moderate Allocation Portfolio (1/05).................. 2005     1.000         1.000           --
  MetLife Moderate to Aggressive Allocation Portfolio (1/05).... 2005     1.000         1.000           --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service Shares (5/04)...... 2005     1.078         1.131           --
                                                                 2004     0.975         1.078           --

PIMCO Variable Insurance Trust

  Real Return Portfolio -- Administrative Class (7/05).......... 2005     1.000         1.012           --
  Total Return Portfolio -- Administrative Class (6/01)......... 2005     1.240         1.260           --
                                                                 2004     1.192         1.240           --
                                                                 2003     1.144         1.192           --
                                                                 2002     1.057         1.144           --
                                                                 2001     1.000         1.057           --

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -- Class IB
  Shares (12/01)................................................ 2005     0.789         0.839           --
                                                                 2004     0.739         0.789           --
                                                                 2003     0.564         0.739           --
                                                                 2002     0.808         0.564           --
                                                                 2001     1.000         0.808           --

  Putnam VT International Equity Fund -- Class IB
  Shares (5/01)................................................. 2005     1.033         1.150           --
                                                                 2004     0.897         1.033           --
                                                                 2003     0.703         0.897           --
                                                                 2002     0.861         0.703           --
                                                                 2001     1.000         0.861           --

  Putnam VT Small Cap Value Fund -- Class IB Shares (6/01)...... 2005     1.647         1.749           --
                                                                 2004     1.315         1.647           --
                                                                 2003     0.886         1.315           --

                        CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                    ---- ------------- ------------- ---------------
  Putnam VT Small Cap Value Fund -- Class IB Shares (continued).. 2002     1.093         0.886           --
                                                                  2001     1.000         1.093           --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (3/99)................................. 2005     1.596         1.648           --
                                                                  2004     1.486         1.596           --
                                                                  2003     1.077         1.486           --
                                                                  2002     1.449         1.077           --
                                                                  2001     1.433         1.449           --
                                                                  2000     1.222         1.433           --
                                                                  1999     1.000         1.222           --

  Investors Fund -- Class I (3/99)............................... 2005     1.298         1.372           --
                                                                  2004     1.185         1.298           --
                                                                  2003     0.903         1.185           --
                                                                  2002     1.183         0.903           --
                                                                  2001     1.244         1.183           --
                                                                  2000     1.088         1.244           --
                                                                  1999     1.000         1.088           --

  Small Cap Growth Fund -- Class I (6/01)........................ 2005     1.064         1.107           --
                                                                  2004     0.932         1.064           --
                                                                  2003     0.631         0.932           --
                                                                  2002     0.974         0.631           --
                                                                  2001     1.000         0.974           --

  Total Return Fund -- Class I (3/99)............................ 2005     1.209         1.239           --
                                                                  2004     1.121         1.209           --
                                                                  2003     0.975         1.121           --
                                                                  2002     1.055         0.975           --
                                                                  2001     1.072         1.055           --
                                                                  2000     1.002         1.072           --
                                                                  1999     1.000         1.002           --

Smith Barney Investment Series
  Smith Barney Dividend Strategy Portfolio (5/01)................ 2005     0.828         0.819           --
                                                                  2004     0.807         0.828           --
                                                                  2003     0.659         0.807           --
                                                                  2002     0.897         0.659           --
                                                                  2001     1.000         0.897           --

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  Smith Barney Premier Selections All Cap Growth
  Portfolio (6/01)................................ 2005     0.887         0.935           --
                                                   2004     0.869         0.887           --
                                                   2003     0.652         0.869           --
                                                   2002     0.898         0.652           --
                                                   2001     1.000         0.898           --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (11/01)...... 2005     0.887         0.957           --
                                                   2004     0.840         0.887           --
                                                   2003     0.654         0.840           --
                                                   2002     0.867         0.654           --
                                                   2001     1.000         0.867           --

  Convertible Securities Portfolio (5/04)......... 2005     1.040         1.035           --
                                                   2004     0.990         1.040           --

  Disciplined Mid Cap Stock Portfolio (6/99)...... 2005     1.625         1.812           --
                                                   2004     1.406         1.625           --
                                                   2003     1.060         1.406           --
                                                   2002     1.247         1.060           --
                                                   2001     1.310         1.247           --
                                                   2000     1.132         1.310           --
                                                   1999     1.000         1.132           --

  Equity Income Portfolio (3/99).................. 2005     1.240         1.285           --
                                                   2004     1.137         1.240           --
                                                   2003     0.874         1.137           --
                                                   2002     1.024         0.874           --
                                                   2001     1.105         1.024           --
                                                   2000     1.021         1.105           --
                                                   1999     1.000         1.021           --

  Federated Stock Portfolio (4/99)................ 2005     1.113         1.163           --
                                                   2004     1.015         1.113           --
                                                   2003     0.802         1.015           --
                                                   2002     1.002         0.802           --
                                                   2001     0.993         1.002           --
                                                   2000     0.965         0.993           --
                                                   1999     1.000         0.965           --

                        CONDENSED FINANCIAL INFORMATION

                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                              ---- ------------- ------------- ---------------
  Large Cap Portfolio (3/99)............... 2005     0.852         0.919           --
                                            2004     0.807         0.852           --
                                            2003     0.652         0.807           --
                                            2002     0.851         0.652           --
                                            2001     1.038         0.851           --
                                            2000     1.224         1.038           --
                                            1999     1.000         1.224           --

  Mercury Large Cap Core Portfolio (3/99).. 2005     0.897         0.997           --
                                            2004     0.780         0.897           --
                                            2003     0.649         0.780           --
                                            2002     0.874         0.649           --
                                            2001     1.136         0.874           --
                                            2000     1.213         1.136           --
                                            1999     1.000         1.213           --

  MFS(R) Emerging Growth Portfolio (8/01).. 2005     0.761         0.739           --
                                            2004     0.681         0.761           --
                                            2003     0.531         0.681           --
                                            2002     0.814         0.531           --
                                            2001     1.000         0.814           --

  MFS(R) Mid Cap Growth Portfolio (5/99)... 2005     1.029         1.052           --
                                            2004     0.909         1.029           --
                                            2003     0.668         0.909           --
                                            2002     1.317         0.668           --
                                            2001     1.739         1.317           --
                                            2000     1.603         1.739           --
                                            1999     1.000         1.603           --

  MFS(R) Total Return Portfolio (4/99)..... 2005     1.371         1.400           --
                                            2004     1.240         1.371           --
                                            2003     1.073         1.240           --
                                            2002     1.141         1.073           --
                                            2001     1.150         1.141           --
                                            2000     0.994         1.150           --
                                            1999     1.000         0.994           --

  MFS(R) Value Portfolio (5/04)............ 2005     1.127         1.190           --
                                            2004     0.969         1.127           --

                        CONDENSED FINANCIAL INFORMATION

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
  Mondrian International Stock Portfolio (4/99).......... 2005     0.971         1.055           --
                                                          2004     0.846         0.971           --
                                                          2003     0.663         0.846           --
                                                          2002     0.768         0.663           --
                                                          2001     1.049         0.768           --
                                                          2000     1.194         1.049           --
                                                          1999     1.000         1.194           --

  Pioneer Fund Portfolio (5/99).......................... 2005     0.847         0.890           --
                                                          2004     0.768         0.847           --
                                                          2003     0.625         0.768           --
                                                          2002     0.903         0.625           --
                                                          2001     1.183         0.903           --
                                                          2000     0.959         1.183           --
                                                          1999     1.000         0.959           --

  Pioneer Mid Cap Value Portfolio (7/05)................. 2005     1.000         1.001           --

  Pioneer Strategic Income Portfolio (6/99).............. 2005     1.415         1.455           --
                                                          2004     1.285         1.415           --
                                                          2003     1.084         1.285           --
                                                          2002     1.032         1.084           --
                                                          2001     0.998         1.032           --
                                                          2000     1.010         0.998           --
                                                          1999     1.000         1.010           --

  Strategic Equity Portfolio (3/99)...................... 2005     0.861         0.871           --
                                                          2004     0.787         0.861           --
                                                          2003     0.598         0.787           --
                                                          2002     0.908         0.598           --
                                                          2001     1.057         0.908           --
                                                          2000     1.303         1.057           --
                                                          1999     1.000         1.303           --

  Style Focus Series: Small Cap Growth Portfolio (1/05).. 2005     1.000         1.000           --

  Style Focus Series: Small Cap Value Portfolio (1/05)... 2005     1.000         1.000           --

  Travelers Quality Bond Portfolio (3/99)................ 2005     1.290         1.300           --
                                                          2004     1.259         1.290           --

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Travelers Quality Bond Portfolio (continued)................ 2003     1.186         1.259           --
                                                               2002     1.130         1.186           --
                                                               2001     1.063         1.130           --
                                                               2000     1.002         1.063           --
                                                               1999     1.000         1.002           --

  U.S. Government Securities Portfolio (3/99)................. 2005     1.396         1.445           --
                                                               2004     1.326         1.396           --
                                                               2003     1.301         1.326           --
                                                               2002     1.154         1.301           --
                                                               2001     1.099         1.154           --
                                                               2000     0.968         1.099           --
                                                               1999     1.000         0.968           --

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I
  Shares (10/03).............................................. 2005     1.005         1.020           --
                                                               2004     1.001         1.005           --
                                                               2003     1.000         1.001           --
  Smith Barney Aggressive Growth Portfolio (5/01)............. 2005     0.923         1.022           --
                                                               2004     0.846         0.923           --
                                                               2003     0.634         0.846           --
                                                               2002     0.949         0.634           --
                                                               2001     1.000         0.949           --

  Smith Barney High Income Portfolio (5/99)................... 2005     1.166         1.187           --
                                                               2004     1.065         1.166           --
                                                               2003     0.842         1.065           --
                                                               2002     0.877         0.842           --
                                                               2001     0.918         0.877           --
                                                               2000     1.007         0.918           --
                                                               1999     1.000         1.007           --

  Smith Barney International All Cap Growth Portfolio (3/99).. 2005     0.883         0.978           --
                                                               2004     0.755         0.883           --
                                                               2003     0.597         0.755           --
                                                               2002     0.810         0.597           --
                                                               2001     1.186         0.810           --
                                                               2000     1.569         1.186           --
                                                               1999     1.000         1.569           --

                        CONDENSED FINANCIAL INFORMATION

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
  Smith Barney Large Capitalization Growth Portfolio (3/99).. 2005     0.987         1.030           --
                                                              2004     0.991         0.987           --
                                                              2003     0.677         0.991           --
                                                              2002     0.907         0.677           --
                                                              2001     1.045         0.907           --
                                                              2000     1.132         1.045           --
                                                              1999     1.000         1.132           --

  Social Awareness Stock Portfolio (3/99).................... 2005     0.925         0.957           --
                                                              2004     0.877         0.925           --
                                                              2003     0.686         0.877           --
                                                              2002     0.921         0.686           --
                                                              2001     1.100         0.921           --
                                                              2000     1.115         1.100           --
                                                              1999     1.000         1.115           --

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (8/03)............... 2005     1.464         1.512           --
                                                              2004     1.257         1.464           --
                                                              2003     1.000         1.257           --

  Emerging Growth Portfolio -- Class II Shares (1/02)........ 2005     0.729         0.778           --
                                                              2004     0.688         0.729           --
                                                              2003     0.546         0.688           --
                                                              2002     0.817         0.546           --
                                                              2001     1.000         0.817           --

  Enterprise Portfolio -- Class II Shares (10/01)............ 2005     0.817         0.875           --
                                                              2004     0.794         0.817           --
                                                              2003     0.637         0.794           --
                                                              2002     0.911         0.637           --
                                                              2001     1.000         0.911           --

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)........................................... 2005     1.130         1.176           --
                                                              2004     0.986         1.130           --
                                                              2003     0.700         0.986           --
                                                              2002     0.949         0.700           --
                                                              2001     1.000         0.949           --

                        CONDENSED FINANCIAL INFORMATION

                                                           UNIT VALUE AT               NUMBER OF UNITS
                                                           BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                        YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                        ---- ------------- ------------- ---------------
Variable Insurance Products Fund
  Asset Manager Portfolio -- Service Class 2 (6/00).. 2005     0.990         1.019           --
                                                      2004     0.949         0.990           --
                                                      2003     0.813         0.949           --
                                                      2002     0.900         0.813           --
                                                      2001     0.949         0.900           --
                                                      2000     1.000         0.949           --

  Contrafund<<Portfolio -- Service Class 2 (9/01).... 2005     1.238         1.432           --
                                                      2004     1.083         1.238           --
                                                      2003     0.852         1.083           --
                                                      2002     0.950         0.852           --
                                                      2001     1.000         0.950           --

  Dynamic Capital Appreciation Portfolio -- Service
  Class 2 (5/01)..................................... 2005     0.966         1.157           --
                                                      2004     0.962         0.966           --
                                                      2003     0.776         0.962           --
                                                      2002     0.846         0.776           --
                                                      2001     1.000         0.846           --

  Mid Cap Portfolio -- Service Class 2 (7/01)........ 2005     1.563         1.830           --
                                                      2004     1.264         1.563           --
                                                      2003     0.921         1.264           --
                                                      2002     1.032         0.921           --
                                                      2001     1.000         1.032           --

Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value Fund (7/99).. 2005     1.175         1.358           --
                                                      2004     1.014         1.175           --
                                                      2003     0.739         1.014           --
                                                      2002     0.969         0.739           --
                                                      2001     0.938         0.969           --
                                                      2000     0.877         0.938           --
                                                      1999     1.000         0.877           --

                        CONDENSED FINANCIAL INFORMATION


                     SEPARATE ACCOUNT CHARGES 0.80% 25 FL



                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                  ---- ------------- ------------- ---------------
The Travelers Series Trust
  Travelers Quality Bond Portfolio (3/99)...... 2005     1.271         1.279           --
                                                2004     1.244         1.271           --
                                                2003     1.175         1.244           --
                                                2002     1.122         1.175           --
                                                2001     1.058         1.122           --
                                                2000     1.000         1.058           --
                                                1999     1.000         1.000           --

  U.S. Government Securities Portfolio (3/99).. 2005     1.376         1.421           --
                                                2004     1.310         1.376           --
                                                2003     1.289         1.310           --
                                                2002     1.146         1.289           --
                                                2001     1.094         1.146           --
                                                2000     0.966         1.094           --
                                                1999     1.000         0.966           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 0.80% 43 FL


                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                  ---- ------------- ------------- ---------------
The Travelers Series Trust
  Travelers Quality Bond Portfolio (3/99)...... 2005     1.258         1.263           --
                                                2004     1.233         1.258           --
                                                2003     1.167         1.233           --
                                                2002     1.117         1.167           --
                                                2001     1.055         1.117           --
                                                2000     0.999         1.055           --
                                                1999     1.000         0.999           --

  U.S. Government Securities Portfolio (3/99).. 2005     1.362         1.403           --
                                                2004     1.299         1.362           --
                                                2003     1.280         1.299           --
                                                2002     1.140         1.280           --
                                                2001     1.091         1.140           --
                                                2000     0.965         1.091           --
                                                1999     1.000         0.965           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 0.80% 62 FL


                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (3/99).. 2005     0.912         0.937         13,816
                                                     2004     0.839         0.912         14,761
                                                     2003     0.666         0.839         15,472
                                                     2002     0.871         0.666         16,623
                                                     2001     1.008         0.871         17,808
                                                     2000     1.127         1.008         22,462
                                                     1999     1.000         1.127             --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 0.80% 110 FL


                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (3/99).. 2005     0.887         0.907           --
                                                     2004     0.820         0.887           --
                                                     2003     0.654         0.820           --
                                                     2002     0.859         0.654           --
                                                     2001     0.999         0.859           --
                                                     2000     1.123         0.999           --
                                                     1999     1.000         1.123           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 1.25% 3% AIR


                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Capital Appreciation Fund (5/00)................. 2005     0.584         0.682       20,078,284
                                                    2004     0.495         0.584       20,166,601
                                                    2003     0.401         0.495       21,432,338
                                                    2002     0.542         0.401       22,659,093
                                                    2001     0.743         0.542       23,468,703
                                                    2000     1.000         0.743       18,629,244

  High Yield Bond Trust (5/99)..................... 2005     1.491         1.492        4,835,438
                                                    2004     1.389         1.491        5,133,946
                                                    2003     1.089         1.389        4,863,739
                                                    2002     1.054         1.089        4,108,977
                                                    2001     0.974         1.054        3,091,010
                                                    2000     0.977         0.974        2,504,885
                                                    1999     1.000         0.977          879,832

  Managed Assets Trust (3/99)...................... 2005     1.176         1.206       17,758,349
                                                    2004     1.088         1.176       19,266,940
                                                    2003     0.903         1.088       18,510,619
                                                    2002     1.000         0.903       17,701,490
                                                    2001     1.000         1.000       18,901,460
                                                    2001     1.067         1.000               --
                                                    2000     1.098         1.067       17,098,984
                                                    1999     1.000         1.098               --

  Money Market Portfolio (4/99).................... 2005     1.099         1.116       10,345,287
                                                    2004     1.101         1.099       11,972,099
                                                    2003     1.107         1.101       14,391,148
                                                    2002     1.105         1.107       19,138,733
                                                    2001     1.078         1.105       16,519,464
                                                    2000     1.028         1.078       12,443,637
                                                    1999     1.000         1.028        5,359,933

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund -- Series I (7/01).. 2005     0.787         0.821          179,949
                                                    2004     0.754         0.787          186,960
                                                    2003     0.610         0.754          221,312
                                                    2002     0.886         0.610          222,446
                                                    2001     1.000         0.886          102,789

                        CONDENSED FINANCIAL INFORMATION

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)............ 2005     1.105         1.245          537,261
                                                          2004     1.010         1.105          149,343

  Growth Fund -- Class 2 Shares (5/04)................... 2005     1.088         1.248        1,491,998
                                                          2004     0.970         1.088          292,002

  Growth-Income Fund -- Class 2 Shares (5/04)............ 2005     1.079         1.128        1,458,826
                                                          2004     0.979         1.079          374,376

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (3/99)..... 2005     1.325         1.336       66,790,179
                                                          2004     1.282         1.325       66,487,051
                                                          2003     1.230         1.282       55,700,887
                                                          2002     1.143         1.230       55,075,081
                                                          2001     1.083         1.143       41,752,556
                                                          2000     0.976         1.083       13,300,853
                                                          1999     1.000         0.976        3,629,750

  CitiStreet International Stock Fund -- Class I (3/99).. 2005     0.998         1.130       36,792,511
                                                          2004     0.880         0.998       39,168,316
                                                          2003     0.685         0.880       36,390,928
                                                          2002     0.893         0.685       34,603,237
                                                          2001     1.151         0.893       24,386,543
                                                          2000     1.267         1.151       12,244,917
                                                          1999     1.000         1.267        3,413,512

  CitiStreet Large Company Stock Fund -- Class I (3/99).. 2005     0.726         0.765       81,386,722
                                                          2004     0.668         0.726       84,604,803
                                                          2003     0.528         0.668       73,000,402
                                                          2002     0.693         0.528       62,427,499
                                                          2001     0.833         0.693       42,480,505
                                                          2000     0.992         0.833       22,805,100
                                                          1999     1.000         0.992        5,697,520

  CitiStreet Small Company Stock Fund -- Class I (3/99).. 2005     1.924         2.038       15,889,617
                                                          2004     1.695         1.924       16,944,532
                                                          2003     1.199         1.695       15,965,548
                                                          2002     1.592         1.199       13,461,238
                                                          2001     1.587         1.592       10,561,096

                        CONDENSED FINANCIAL INFORMATION

                                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                     ---- ------------- ------------- ---------------
  CitiStreet Small Company Stock Fund -- Class I (continued)...... 2000     1.460         1.587        9,235,726
                                                                   1999     1.000         1.460        2,542,636

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio (5/99)........... 2005     1.377         1.740        1,196,604
                                                                   2004     1.116         1.377        1,293,414
                                                                   2003     0.791         1.116        1,320,224
                                                                   2002     0.906         0.791        1,367,461
                                                                   2001     1.015         0.906        1,261,396
                                                                   2000     1.502         1.015        1,387,952
                                                                   1999     1.000         1.502          563,587

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (7/99)............... 2005     2.310         2.445        2,344,017
                                                                   2004     1.780         2.310        2,341,913
                                                                   2003     1.345         1.780        1,886,837
                                                                   2002     1.303         1.345        1,701,926
                                                                   2001     1.213         1.303          568,575
                                                                   2000     0.935         1.213          284,819
                                                                   1999     1.000         0.935           22,639

  Delaware VIP Small Cap Value Series -- Standard
  Class (4/99).................................................... 2005     1.998         2.159        2,596,008
                                                                   2004     1.665         1.998        2,625,879
                                                                   2003     1.188         1.665        2,520,879
                                                                   2002     1.274         1.188        2,275,312
                                                                   2001     1.153         1.274        1,023,318
                                                                   2000     0.988         1.153          319,706
                                                                   1999     1.000         0.988          184,589

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial Shares (3/99).. 2005     0.966         0.996        3,688,677
                                                                   2004     0.931         0.966        4,331,406
                                                                   2003     0.778         0.931        4,997,871
                                                                   2002     0.946         0.778        5,185,802
                                                                   2001     1.057         0.946        5,446,028
                                                                   2000     1.077         1.057        4,996,243
                                                                   1999     1.000         1.077        2,447,252

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (4/99)............................................... 2005     1.464         1.530        6,547,133
                                                               2004     1.332         1.464        7,497,614
                                                               2003     1.024         1.332        7,588,481
                                                               2002     1.282         1.024        7,605,604
                                                               2001     1.383         1.282        7,164,578
                                                               2000     1.236         1.383        5,489,701
                                                               1999     1.000         1.236        1,060,068

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2 Shares (8/03)...... 2005     1.335         1.458          142,960
                                                               2004     1.200         1.335           82,518
                                                               2003     1.000         1.200            7,732

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (6/04)............................................... 2005     1.230         1.548          550,874
                                                               2004     0.971         1.230           49,682

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.153         1.254          755,733
                                                               2004     0.962         1.153          181,735

  Templeton Growth Securities Fund -- Class 2 Shares (6/04)... 2005     1.123         1.207        2,054,851
                                                               2004     1.021         1.123          525,836

Greenwich Street Series Fund
  Appreciation Portfolio (8/01)............................... 2005     1.013         1.043        3,087,500
                                                               2004     0.942         1.013        3,121,998
                                                               2003     0.766         0.942        2,700,590
                                                               2002     0.941         0.766        1,764,167
                                                               2001     1.000         0.941          159,167

  Equity Index Portfolio -- Class II Shares (3/99)............ 2005     0.921         0.948       19,343,766
                                                               2004     0.846         0.921       20,918,117
                                                               2003     0.671         0.846       21,224,167
                                                               2002     0.875         0.671       19,946,906
                                                               2001     1.011         0.875       18,876,693
                                                               2000     1.129         1.011       15,972,202
                                                               1999     1.000         1.129        5,953,238

                        CONDENSED FINANCIAL INFORMATION

                                                             UNIT VALUE AT               NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                          YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                          ---- ------------- ------------- ---------------
  Fundamental Value Portfolio (5/01)................... 2005     1.048         1.084        7,888,691
                                                        2004     0.981         1.048        8,977,453
                                                        2003     0.716         0.981        8,237,997
                                                        2002     0.921         0.716        7,006,816
                                                        2001     1.000         0.921        2,671,191

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01).......... 2005     1.062         1.130        1,362,561
                                                        2004     0.993         1.062        1,405,488
                                                        2003     0.884         0.993        1,458,079
                                                        2002     0.960         0.884        1,287,096
                                                        2001     1.000         0.960          288,529

  Mid Cap Growth Portfolio -- Service Shares (8/01).... 2005     0.865         0.957          307,307
                                                        2004     0.727         0.865          212,598
                                                        2003     0.546         0.727          128,580
                                                        2002     0.770         0.546           85,735
                                                        2001     1.000         0.770           76,227

  Worldwide Growth Portfolio -- Service Shares (5/00).. 2005     0.565         0.589        7,821,091
                                                        2004     0.547         0.565        9,163,991
                                                        2003     0.448         0.547        9,939,636
                                                        2002     0.610         0.448       10,635,257
                                                        2001     0.799         0.610       10,487,343
                                                        2000     1.000         0.799        8,681,668

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04)......... 2005     1.123         1.154          310,533
                                                        2004     1.009         1.123          231,226

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)................... 2005     1.107         1.129          517,278
                                                        2004     0.967         1.107          268,562
  Mid-Cap Value Portfolio (7/04)....................... 2005     1.161         1.241          398,145
                                                        2004     1.006         1.161          185,019

Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05)....... 2005     1.000         1.000               --
  MetLife Conservative Allocation Portfolio (1/05)..... 2005     1.000         1.000               --

                        CONDENSED FINANCIAL INFORMATION

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  MetLife Conservative to Moderate Allocation Portfolio (1/05).. 2005     1.000         1.000               --

  MetLife Moderate Allocation Portfolio (1/05).................. 2005     1.000         1.000               --

  MetLife Moderate to Aggressive Allocation Portfolio (1/05).... 2005     1.000         1.000               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service Shares (5/04)...... 2005     1.075         1.122          153,510
                                                                 2004     0.974         1.075           64,371

PIMCO Variable Insurance Trust..................................
  Real Return Portfolio -- Administrative Class (7/05).......... 2005     1.000         1.010          149,343

  Total Return Portfolio -- Administrative Class (6/01)......... 2005     1.220         1.234        5,328,592
                                                                 2004     1.178         1.220        5,331,824
                                                                 2003     1.135         1.178        5,474,030
                                                                 2002     1.054         1.135        4,516,791
                                                                 2001     1.000         1.054          218,805

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -- Class IB
  Shares (12/01)................................................ 2005     0.776         0.822           80,758
                                                                 2004     0.730         0.776           81,229
                                                                 2003     0.560         0.730           87,768
                                                                 2002     0.806         0.560          100,451
                                                                 2001     1.000         0.806              417

  Putnam VT International Equity Fund -- Class IB
  Shares (5/01)................................................. 2005     1.016         1.126          881,748
                                                                 2004     0.886         1.016          885,854
                                                                 2003     0.698         0.886          862,671
                                                                 2002     0.858         0.698          689,548
                                                                 2001     1.000         0.858           98,472

  Putnam VT Small Cap Value Fund -- Class IB Shares (6/01)...... 2005     1.620         1.713        3,075,323
                                                                 2004     1.300         1.620        3,050,052
                                                                 2003     0.879         1.300        2,130,413

                        CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                    ---- ------------- ------------- ---------------
  Putnam VT Small Cap Value Fund -- Class IB Shares (continued).. 2002     1.090         0.879        1,954,682
                                                                  2001     1.000         1.090          389,214

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (3/99)................................. 2005     1.555         1.598        7,798,901
                                                                  2004     1.454         1.555        8,525,221
                                                                  2003     1.059         1.454        7,991,433
                                                                  2002     1.431         1.059        7,710,523
                                                                  2001     1.422         1.431        6,509,733
                                                                  2000     1.218         1.422        3,944,667
                                                                  1999     1.000         1.218        1,398,956

  Investors Fund -- Class I (3/99)............................... 2005     1.265         1.331        2,961,374
                                                                  2004     1.160         1.265        3,276,334
                                                                  2003     0.888         1.160        3,212,108
                                                                  2002     1.168         0.888        3,254,316
                                                                  2001     1.234         1.168        3,125,888
                                                                  2000     1.084         1.234        1,626,667
                                                                  1999     1.000         1.084          665,635

  Small Cap Growth Fund -- Class I (6/01)........................ 2005     1.046         1.084          625,757
                                                                  2004     0.920         1.046          598,446
                                                                  2003     0.626         0.920          419,725
                                                                  2002     0.971         0.626          317,694
                                                                  2001     1.000         0.971          121,505

  Total Return Fund -- Class I (3/99)............................ 2005     1.178         1.202          464,579
                                                                  2004     1.097         1.178          505,219
                                                                  2003     0.958         1.097          533,550
                                                                  2002     1.042         0.958          475,598
                                                                  2001     1.064         1.042          328,271
                                                                  2000     0.998         1.064          216,675
                                                                  1999     1.000         0.998          163,763

Smith Barney Investment Series
  Smith Barney Dividend Strategy Portfolio (5/01)................ 2005     0.814         0.802          218,197
                                                                  2004     0.797         0.814          338,590
                                                                  2003     0.654         0.797          248,700
                                                                  2002     0.895         0.654          108,360
                                                                  2001     1.000         0.895           66,387

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  Smith Barney Premier Selections All Cap Growth
  Portfolio (6/01)................................ 2005     0.872         0.916           19,154
                                                   2004     0.858         0.872           44,028
                                                   2003     0.647         0.858           28,134
                                                   2002     0.895         0.647           14,025
                                                   2001     1.000         0.895            5,930

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (11/01)...... 2005     0.872         0.937          586,407
                                                   2004     0.830         0.872          771,149
                                                   2003     0.650         0.830          771,142
                                                   2002     0.864         0.650          797,904
                                                   2001     1.000         0.864               --

  Convertible Securities Portfolio (5/04)......... 2005     1.037         1.028           84,402
                                                   2004     0.990         1.037           64,342

  Disciplined Mid Cap Stock Portfolio (6/99)...... 2005     1.585         1.759        3,853,199
                                                   2004     1.378         1.585        4,125,218
                                                   2003     1.043         1.378        4,143,677
                                                   2002     1.233         1.043        4,104,987
                                                   2001     1.301         1.233        3,115,340
                                                   2000     1.129         1.301        1,801,861
                                                   1999     1.000         1.129          131,236

  Equity Income Portfolio (3/99).................. 2005     1.208         1.246       10,603,524
                                                   2004     1.113         1.208       11,224,792
                                                   2003     0.859         1.113       10,063,251
                                                   2002     1.011         0.859        8,843,180
                                                   2001     1.096         1.011        6,878,161
                                                   2000     1.017         1.096        4,760,672
                                                   1999     1.000         1.017        2,462,986

  Federated Stock Portfolio (4/99)................ 2005     1.085         1.129          913,866
                                                   2004     0.994         1.085        1,172,424
                                                   2003     0.789         0.994        1,305,879
                                                   2002     0.990         0.789        1,334,566
                                                   2001     0.986         0.990          750,120
                                                   2000     0.962         0.986          500,956
                                                   1999     1.000         0.962          342,000

                        CONDENSED FINANCIAL INFORMATION

                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                              ---- ------------- ------------- ---------------
  Large Cap Portfolio (3/99)............... 2005     0.830         0.891        7,110,901
                                            2004     0.789         0.830        8,433,992
                                            2003     0.641         0.789        8,803,827
                                            2002     0.841         0.641        9,099,937
                                            2001     1.030         0.841        9,336,726
                                            2000     1.219         1.030        8,737,631
                                            1999     1.000         1.219        2,827,437

  Mercury Large Cap Core Portfolio (3/99).. 2005     0.874         0.967          891,471
                                            2004     0.764         0.874          914,605
                                            2003     0.638         0.764          925,010
                                            2002     0.863         0.638          906,193
                                            2001     1.127         0.863        1,244,517
                                            2000     1.209         1.127        1,184,412
                                            1999     1.000         1.209          169,528

  MFS(R) Emerging Growth Portfolio (8/01).. 2005     0.749         0.727               --
                                            2004     0.672         0.749           59,682
                                            2003     0.527         0.672           33,417
                                            2002     0.812         0.527           33,417
                                            2001     1.000         0.812           10,322

  MFS(R) Mid Cap Growth Portfolio (5/99)... 2005     1.003         1.021        3,548,211
                                            2004     0.890         1.003        4,141,184
                                            2003     0.658         0.890        4,626,085
                                            2002     1.301         0.658        4,763,801
                                            2001     1.726         1.301        5,526,623
                                            2000     1.598         1.726        4,877,373
                                            1999     1.000         1.598          519,757

  MFS(R) Total Return Portfolio (4/99)..... 2005     1.336         1.359       12,976,194
                                            2004     1.214         1.336       13,298,651
                                            2003     1.055         1.214       12,199,587
                                            2002     1.127         1.055       11,066,498
                                            2001     1.142         1.127        6,827,545
                                            2000     0.991         1.142        3,061,099
                                            1999     1.000         0.991          822,665

  MFS(R) Value Portfolio (5/04)............ 2005     1.123         1.181          533,948
                                            2004     0.969         1.123          244,994

                        CONDENSED FINANCIAL INFORMATION

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
  Mondrian International Stock Portfolio (4/99).......... 2005     0.947         1.024        1,254,109
                                                          2004     0.828         0.947        1,335,961
                                                          2003     0.652         0.828          819,351
                                                          2002     0.759         0.652          676,518
                                                          2001     1.041         0.759          357,698
                                                          2000     1.190         1.041          325,277
                                                          1999     1.000         1.190          118,109

  Pioneer Fund Portfolio (5/99).......................... 2005     0.825         0.864        1,920,696
                                                          2004     0.752         0.825        2,079,574
                                                          2003     0.615         0.752        2,413,382
                                                          2002     0.893         0.615        2,717,974
                                                          2001     1.174         0.893        3,330,826
                                                          2000     0.956         1.174        2,495,494
                                                          1999     1.000         0.956          426,556

  Pioneer Mid Cap Value Portfolio (7/05)................. 2005     1.000         0.999           35,272

  Pioneer Strategic Income Portfolio (6/99).............. 2005     1.380         1.413        1,170,291
                                                          2004     1.259         1.380          856,031
                                                          2003     1.067         1.259          829,179
                                                          2002     1.020         1.067          766,337
                                                          2001     0.991         1.020          471,935
                                                          2000     1.007         0.991          316,519
                                                          1999     1.000         1.007          188,752

  Strategic Equity Portfolio (3/99)...................... 2005     0.838         0.845        9,569,371
                                                          2004     0.770         0.838       11,640,459
                                                          2003     0.588         0.770       12,884,572
                                                          2002     0.897         0.588       13,880,086
                                                          2001     1.048         0.897       15,443,471
                                                          2000     1.298         1.048       14,295,924
                                                          1999     1.000         1.298        4,867,877

  Style Focus Series: Small Cap Growth Portfolio (1/05).. 2005     1.000         1.000               --

  Style Focus Series: Small Cap Value Portfolio (1/05)... 2005     1.000         1.000               --

  Travelers Quality Bond Portfolio (3/99)................ 2005     1.257         1.261        5,913,541
                                                          2004     1.232         1.257        6,168,939

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Travelers Quality Bond Portfolio (continued)................ 2003     1.166         1.232        7,124,797
                                                               2002     1.116         1.166        6,632,682
                                                               2001     1.055         1.116        4,993,526
                                                               2000     0.998         1.055        2,776,420
                                                               1999     1.000         0.998        1,489,904

  U.S. Government Securities Portfolio (3/99)................. 2005     1.360         1.401        9,262,920
                                                               2004     1.298         1.360       10,285,926
                                                               2003     1.279         1.298       12,875,470
                                                               2002     1.140         1.279       13,561,473
                                                               2001     1.091         1.140        5,799,178
                                                               2000     0.965         1.091        2,991,693
                                                               1999     1.000         0.965        1,134,380

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I
  Shares (10/03).............................................. 2005     0.999         1.010          263,093
                                                               2004     1.000         0.999          277,303
                                                               2003     1.000         1.000           12,295

  Smith Barney Aggressive Growth Portfolio (5/01)............. 2005     0.908         1.001       10,995,877
                                                               2004     0.836         0.908       11,860,702
                                                               2003     0.629         0.836        9,708,546
                                                               2002     0.946         0.629        6,977,294
                                                               2001     1.000         0.946        3,242,797

  Smith Barney High Income Portfolio (5/99)................... 2005     1.137         1.153          785,522
                                                               2004     1.043         1.137          971,498
                                                               2003     0.828         1.043          904,827
                                                               2002     0.866         0.828          398,339
                                                               2001     0.912         0.866          326,040
                                                               2000     1.004         0.912          283,761
                                                               1999     1.000         1.004          174,517

  Smith Barney International All Cap Growth Portfolio (3/99).. 2005     0.860         0.949        1,903,600
                                                               2004     0.739         0.860        2,412,532
                                                               2003     0.587         0.739        2,627,323
                                                               2002     0.800         0.587        2,866,785
                                                               2001     1.177         0.800        3,135,295
                                                               2000     1.563         1.177        3,218,634
                                                               1999     1.000         1.563          942,437

                        CONDENSED FINANCIAL INFORMATION

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
  Smith Barney Large Capitalization Growth Portfolio (3/99).. 2005     0.961         0.999        6,531,720
                                                              2004     0.970         0.961        8,385,153
                                                              2003     0.666         0.970        7,724,150
                                                              2002     0.896         0.666        6,231,231
                                                              2001     1.037         0.896        6,815,572
                                                              2000     1.128         1.037        6,508,869
                                                              1999     1.000         1.128        2,808,440

  Social Awareness Stock Portfolio (3/99).................... 2005     0.901         0.929        3,190,306
                                                              2004     0.859         0.901        3,906,470
                                                              2003     0.675         0.859        4,114,361
                                                              2002     0.909         0.675        4,204,405
                                                              2001     1.092         0.909        4,662,446
                                                              2000     1.111         1.092        3,740,424
                                                              1999     1.000         1.111        1,692,027

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (8/03)............... 2005     1.453         1.494          742,872
                                                              2004     1.253         1.453          305,271
                                                              2003     1.000         1.253           43,676

  Emerging Growth Portfolio -- Class II Shares (1/02)........ 2005     0.717         0.762          241,833
                                                              2004     0.680         0.717          164,650
                                                              2003     0.542         0.680          145,755
                                                              2002     0.815         0.542          187,292
                                                              2001     1.000         0.815               --

  Enterprise Portfolio -- Class II Shares (10/01)............ 2005     0.804         0.857           57,135
                                                              2004     0.784         0.804           57,135
                                                              2003     0.632         0.784           57,287
                                                              2002     0.909         0.632           13,084
                                                              2001     1.000         0.909            4,883

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)........................................... 2005     1.112         1.152          259,539
                                                              2004     0.974         1.112          272,596
                                                              2003     0.695         0.974          178,822
                                                              2002     0.946         0.695          114,616
                                                              2001     1.000         0.946           25,573

                        CONDENSED FINANCIAL INFORMATION

                                                           UNIT VALUE AT               NUMBER OF UNITS
                                                           BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                        YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                        ---- ------------- ------------- ---------------
Variable Insurance Products Fund
  Asset Manager Portfolio -- Service Class 2 (6/00).. 2005     0.969         0.993        4,560,619
                                                      2004     0.933         0.969        4,661,931
                                                      2003     0.803         0.933        4,081,743
                                                      2002     0.894         0.803        3,576,168
                                                      2001     0.947         0.894        1,913,593
                                                      2000     1.000         0.947        1,309,194

  Contrafund<<Portfolio -- Service Class 2 (9/01).... 2005     1.217         1.402        4,157,463
                                                      2004     1.070         1.217        2,968,323
                                                      2003     0.845         1.070        1,544,183
                                                      2002     0.947         0.845        1,138,367
                                                      2001     1.000         0.947           73,969

  Dynamic Capital Appreciation Portfolio -- Service
  Class 2 (5/01)..................................... 2005     0.950         1.133          311,679
                                                      2004     0.950         0.950          164,693
                                                      2003     0.770         0.950          161,766
                                                      2002     0.844         0.770          136,449
                                                      2001     1.000         0.844               --

  Mid Cap Portfolio -- Service Class 2 (7/01)........ 2005     1.537         1.792        3,500,285
                                                      2004     1.249         1.537        2,519,692
                                                      2003     0.914         1.249        1,582,278
                                                      2002     1.029         0.914        1,173,002
                                                      2001     1.000         1.029          115,071
Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value Fund (7/99).. 2005     1.146         1.319          593,810
                                                      2004     0.994         1.146          610,822
                                                      2003     0.727         0.994          678,132
                                                      2002     0.958         0.727          772,740
                                                      2001     0.932         0.958          487,142
                                                      2000     0.875         0.932          255,460
                                                      1999     1.000         0.875          114,839

                        CONDENSED FINANCIAL INFORMATION


                     SEPARATE ACCOUNT CHARGES 1.25% 5% AIR


                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Capital Appreciation Fund (5/00)................. 2005     0.584         0.682             --
                                                    2004     0.495         0.584             --
                                                    2003     0.401         0.495             --
                                                    2002     0.542         0.401             --
                                                    2001     0.743         0.542             --
                                                    2000     1.000         0.743             --

  High Yield Bond Trust (5/99)..................... 2005     1.491         1.492         15,591
                                                    2004     1.389         1.491         16,956
                                                    2003     1.089         1.389         18,359
                                                    2002     1.054         1.089         19,894
                                                    2001     0.974         1.054         21,521
                                                    2000     0.977         0.974         23,249
                                                    1999     1.000         0.977             --

  Managed Assets Trust (3/99)...................... 2005     1.176         1.206             --
                                                    2004     1.088         1.176             --
                                                    2003     0.903         1.088             --
                                                    2002     1.000         0.903             --
                                                    2001     1.000         1.000             --
                                                    2001     1.067         1.000             --
                                                    2000     1.098         1.067             --
                                                    1999     1.000         1.098             --

  Money Market Portfolio (4/99).................... 2005     1.099         1.116          6,192
                                                    2004     1.101         1.099          6,695
                                                    2003     1.107         1.101          7,225
                                                    2002     1.105         1.107          7,788
                                                    2001     1.078         1.105          8,373
                                                    2000     1.028         1.078             --
                                                    1999     1.000         1.028             --

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund -- Series I (7/01).. 2005     0.787         0.821             --
                                                    2004     0.754         0.787             --
                                                    2003     0.610         0.754             --
                                                    2002     0.886         0.610             --
                                                    2001     1.000         0.886             --

                        CONDENSED FINANCIAL INFORMATION

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)............ 2005     1.105         1.245             --
                                                          2004     1.010         1.105             --

 Growth Fund -- Class 2 Shares (5/04).................... 2005     1.088         1.248             --
                                                          2004     0.970         1.088             --

  Growth-Income Fund -- Class 2 Shares (5/04)............ 2005     1.079         1.128             --
                                                          2004     0.979         1.079             --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (3/99)..... 2005     1.325         1.336         30,822
                                                          2004     1.282         1.325         33,289
                                                          2003     1.230         1.282         35,763
                                                          2002     1.143         1.230         38,664
                                                          2001     1.083         1.143         41,627
                                                          2000     0.976         1.083         22,686
                                                          1999     1.000         0.976             --

  CitiStreet International Stock Fund -- Class I (3/99).. 2005     0.998         1.130          6,198
                                                          2004     0.880         0.998          6,694
                                                          2003     0.685         0.880          7,212
                                                          2002     0.893         0.685          7,775
                                                          2001     1.151         0.893          8,371
                                                          2000     1.267         1.151          9,004
                                                          1999     1.000         1.267             --

  CitiStreet Large Company Stock Fund -- Class I (3/99).. 2005     0.726         0.765         12,805
                                                          2004     0.668         0.726         13,829
                                                          2003     0.528         0.668         14,898
                                                          2002     0.693         0.528         16,062
                                                          2001     0.833         0.693         17,293
                                                          2000     0.992         0.833         18,600
                                                          1999     1.000         0.992             --

  CitiStreet Small Company Stock Fund -- Class I (3/99).. 2005     1.924         2.038          4,995
                                                          2004     1.695         1.924          5,395
                                                          2003     1.199         1.695          5,812
                                                          2002     1.592         1.199          6,266
                                                          2001     1.587         1.592          6,746

                        CONDENSED FINANCIAL INFORMATION

                                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                     ---- ------------- ------------- ---------------
  CitiStreet Small Company Stock Fund -- Class I (continued)...... 2000     1.460         1.587          7,256
                                                                   1999     1.000         1.460             --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio (5/99)........... 2005     1.377         1.740             --
                                                                   2004     1.116         1.377             --
                                                                   2003     0.791         1.116             --
                                                                   2002     0.906         0.791             --
                                                                   2001     1.015         0.906             --
                                                                   2000     1.502         1.015             --
                                                                   1999     1.000         1.502             --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (7/99)............... 2005     2.310         2.445             --
                                                                   2004     1.780         2.310             --
                                                                   2003     1.345         1.780             --
                                                                   2002     1.303         1.345             --
                                                                   2001     1.213         1.303             --
                                                                   2000     0.935         1.213             --
                                                                   1999     1.000         0.935             --

  Delaware VIP Small Cap Value Series -- Standard
  Class (4/99).................................................... 2005     1.998         2.159             --
                                                                   2004     1.665         1.998             --
                                                                   2003     1.188         1.665             --
                                                                   2002     1.274         1.188             --
                                                                   2001     1.153         1.274             --
                                                                   2000     0.988         1.153             --
                                                                   1999     1.000         0.988             --

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial Shares (3/99).. 2005     0.966         0.996             --
                                                                   2004     0.931         0.966             --
                                                                   2003     0.778         0.931             --
                                                                   2002     0.946         0.778             --
                                                                   2001     1.057         0.946             --
                                                                   2000     1.077         1.057             --
                                                                   1999     1.000         1.077             --

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (4/99)............................................... 2005     1.464         1.530             --
                                                               2004     1.332         1.464             --
                                                               2003     1.024         1.332             --
                                                               2002     1.282         1.024             --
                                                               2001     1.383         1.282             --
                                                               2000     1.236         1.383             --
                                                               1999     1.000         1.236             --

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2 Shares (8/03)...... 2005     1.335         1.458             --
                                                               2004     1.200         1.335             --
                                                               2003     1.000         1.200             --

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (6/04)............................................... 2005     1.230         1.548             --
                                                               2004     0.971         1.230             --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.153         1.254             --
                                                               2004     0.962         1.153             --

  Templeton Growth Securities Fund -- Class 2 Shares (6/04)... 2005     1.123         1.207             --
                                                               2004     1.021         1.123             --

Greenwich Street Series Fund
  Appreciation Portfolio (8/01)............................... 2005     1.013         1.043             --
                                                               2004     0.942         1.013             --
                                                               2003     0.766         0.942             --
                                                               2002     0.941         0.766             --
                                                               2001     1.000         0.941             --

  Equity Index Portfolio -- Class II Shares (3/99)............ 2005     0.921         0.948         42,112
                                                               2004     0.846         0.921         45,806
                                                               2003     0.671         0.846         51,970
                                                               2002     0.875         0.671         55,452
                                                               2001     1.011         0.875         59,108
                                                               2000     1.129         1.011         62,948
                                                               1999     1.000         1.129             --

                        CONDENSED FINANCIAL INFORMATION

                                                             UNIT VALUE AT               NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                          YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                          ---- ------------- ------------- ---------------
  Fundamental Value Portfolio (5/01)................... 2005     1.048         1.084           --
                                                        2004     0.981         1.048           --
                                                        2003     0.716         0.981           --
                                                        2002     0.921         0.716           --
                                                        2001     1.000         0.921           --

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01).......... 2005     1.062         1.130           --
                                                        2004     0.993         1.062           --
                                                        2003     0.884         0.993           --
                                                        2002     0.960         0.884           --
                                                        2001     1.000         0.960           --

  Mid Cap Growth Portfolio -- Service Shares (8/01).... 2005     0.865         0.957           --
                                                        2004     0.727         0.865           --
                                                        2003     0.546         0.727           --
                                                        2002     0.770         0.546           --
                                                        2001     1.000         0.770           --

  Worldwide Growth Portfolio -- Service Shares (5/00).. 2005     0.565         0.589           --
                                                        2004     0.547         0.565           --
                                                        2003     0.448         0.547           --
                                                        2002     0.610         0.448           --
                                                        2001     0.799         0.610           --
                                                        2000     1.000         0.799           --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04)......... 2005     1.123         1.154           --
                                                        2004     1.009         1.123           --

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)................... 2005     1.107         1.129           --
                                                        2004     0.967         1.107           --

  Mid-Cap Value Portfolio (7/04)....................... 2005     1.161         1.241           --
                                                        2004     1.006         1.161           --

Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05)....... 2005     1.000         1.000           --

  MetLife Conservative Allocation Portfolio (1/05)..... 2005     1.000         1.000           --

                        CONDENSED FINANCIAL INFORMATION

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  MetLife Conservative to Moderate Allocation Portfolio (1/05).. 2005     1.000         1.000           --

  MetLife Moderate Allocation Portfolio (1/05).................. 2005     1.000         1.000           --

  MetLife Moderate to Aggressive Allocation Portfolio (1/05).... 2005     1.000         1.000           --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service Shares (5/04)...... 2005     1.075         1.122           --
                                                                 2004     0.974         1.075           --

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (7/05).......... 2005     1.000         1.010           --

  Total Return Portfolio -- Administrative Class (6/01)......... 2005     1.220         1.234           --
                                                                 2004     1.178         1.220           --
                                                                 2003     1.135         1.178           --
                                                                 2002     1.054         1.135           --
                                                                 2001     1.000         1.054           --

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -- Class IB
  Shares (12/01)................................................ 2005     0.776         0.822           --
                                                                 2004     0.730         0.776           --
                                                                 2003     0.560         0.730           --
                                                                 2002     0.806         0.560           --
                                                                 2001     1.000         0.806           --

  Putnam VT International Equity Fund -- Class IB
  Shares (5/01)................................................. 2005     1.016         1.126           --
                                                                 2004     0.886         1.016           --
                                                                 2003     0.698         0.886           --
                                                                 2002     0.858         0.698           --
                                                                 2001     1.000         0.858           --

  Putnam VT Small Cap Value Fund -- Class IB Shares (6/01)...... 2005     1.620         1.713           --
                                                                 2004     1.300         1.620           --
                                                                 2003     0.879         1.300           --

                        CONDENSED FINANCIAL INFORMATION

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Putnam VT Small Cap Value Fund -- Class IB
  Shares (continued)............................... 2002     1.090         0.879             --
                                                    2001     1.000         1.090             --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (3/99)................... 2005     1.555         1.598         25,020
                                                    2004     1.454         1.555         27,210
                                                    2003     1.059         1.454         29,462
                                                    2002     1.431         1.059         31,927
                                                    2001     1.422         1.431         34,537
                                                    2000     1.218         1.422         37,311
                                                    1999     1.000         1.218             --

  Investors Fund -- Class I (3/99)................. 2005     1.265         1.331             --
                                                    2004     1.160         1.265             --
                                                    2003     0.888         1.160             --
                                                    2002     1.168         0.888             --
                                                    2001     1.234         1.168             --
                                                    2000     1.084         1.234             --
                                                    1999     1.000         1.084             --

  Small Cap Growth Fund -- Class I (6/01).......... 2005     1.046         1.084             --
                                                    2004     0.920         1.046             --
                                                    2003     0.626         0.920             --
                                                    2002     0.971         0.626             --
                                                    2001     1.000         0.971             --

  Total Return Fund -- Class I (3/99).............. 2005     1.178         1.202             --
                                                    2004     1.097         1.178             --
                                                    2003     0.958         1.097             --
                                                    2002     1.042         0.958             --
                                                    2001     1.064         1.042             --
                                                    2000     0.998         1.064             --
                                                    1999     1.000         0.998             --

Smith Barney Investment Series
  Smith Barney Dividend Strategy Portfolio (5/01).. 2005     0.814         0.802             --
                                                    2004     0.797         0.814             --
                                                    2003     0.654         0.797             --
                                                    2002     0.895         0.654             --
                                                    2001     1.000         0.895             --

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  Smith Barney Premier Selections All Cap Growth
  Portfolio (6/01)................................ 2005     0.872         0.916           --
                                                   2004     0.858         0.872           --
                                                   2003     0.647         0.858           --
                                                   2002     0.895         0.647           --
                                                   2001     1.000         0.895           --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (11/01)...... 2005     0.872         0.937           --
                                                   2004     0.830         0.872           --
                                                   2003     0.650         0.830           --
                                                   2002     0.864         0.650           --
                                                   2001     1.000         0.864           --

  Convertible Securities Portfolio (5/04)......... 2005     1.037         1.028           --
                                                   2004     0.990         1.037           --

  Disciplined Mid Cap Stock Portfolio (6/99)...... 2005     1.585         1.759           --
                                                   2004     1.378         1.585           --
                                                   2003     1.043         1.378           --
                                                   2002     1.233         1.043           --
                                                   2001     1.301         1.233           --
                                                   2000     1.129         1.301           --
                                                   1999     1.000         1.129           --

  Equity Income Portfolio (3/99).................. 2005     1.208         1.246           --
                                                   2004     1.113         1.208           --
                                                   2003     0.859         1.113           --
                                                   2002     1.011         0.859           --
                                                   2001     1.096         1.011           --
                                                   2000     1.017         1.096           --
                                                   1999     1.000         1.017           --

  Federated Stock Portfolio (4/99)................ 2005     1.085         1.129           --
                                                   2004     0.994         1.085           --
                                                   2003     0.789         0.994           --
                                                   2002     0.990         0.789           --
                                                   2001     0.986         0.990           --
                                                   2000     0.962         0.986           --
                                                   1999     1.000         0.962           --

                        CONDENSED FINANCIAL INFORMATION

                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                              ---- ------------- ------------- ---------------
  Large Cap Portfolio (3/99)............... 2005     0.830         0.891             --
                                            2004     0.789         0.830             --
                                            2003     0.641         0.789             --
                                            2002     0.841         0.641             --
                                            2001     1.030         0.841             --
                                            2000     1.219         1.030             --
                                            1999     1.000         1.219             --

  Mercury Large Cap Core Portfolio (3/99).. 2005     0.874         0.967             --
                                            2004     0.764         0.874             --
                                            2003     0.638         0.764             --
                                            2002     0.863         0.638             --
                                            2001     1.127         0.863             --
                                            2000     1.209         1.127             --
                                            1999     1.000         1.209             --

  MFS(R) Emerging Growth Portfolio (8/01).. 2005     0.749         0.727             --
                                            2004     0.672         0.749             --
                                            2003     0.527         0.672             --
                                            2002     0.812         0.527             --
                                            2001     1.000         0.812             --

  MFS(R) Mid Cap Growth Portfolio (5/99)... 2005     1.003         1.021          9,412
                                            2004     0.890         1.003         10,236
                                            2003     0.658         0.890         11,084
                                            2002     1.301         0.658         12,011
                                            2001     1.726         1.301         12,993
                                            2000     1.598         1.726         14,037
                                            1999     1.000         1.598             --

  MFS(R) Total Return Portfolio (4/99)..... 2005     1.336         1.359             --
                                            2004     1.214         1.336             --
                                            2003     1.055         1.214             --
                                            2002     1.127         1.055             --
                                            2001     1.142         1.127             --
                                            2000     0.991         1.142             --
                                            1999     1.000         0.991             --

  MFS(R) Value Portfolio (5/04)............ 2005     1.123         1.181             --
                                            2004     0.969         1.123             --

                        CONDENSED FINANCIAL INFORMATION

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
  Mondrian International Stock Portfolio (4/99).......... 2005     0.947         1.024             --
                                                          2004     0.828         0.947             --
                                                          2003     0.652         0.828             --
                                                          2002     0.759         0.652             --
                                                          2001     1.041         0.759             --
                                                          2000     1.190         1.041             --
                                                          1999     1.000         1.190             --

  Pioneer Fund Portfolio (5/99).......................... 2005     0.825         0.864             --
                                                          2004     0.752         0.825             --
                                                          2003     0.615         0.752             --
                                                          2002     0.893         0.615             --
                                                          2001     1.174         0.893             --
                                                          2000     0.956         1.174             --
                                                          1999     1.000         0.956             --

  Pioneer Mid Cap Value Portfolio (7/05)................. 2005     1.000         0.999             --

  Pioneer Strategic Income Portfolio (6/99).............. 2005     1.380         1.413             --
                                                          2004     1.259         1.380             --
                                                          2003     1.067         1.259             --
                                                          2002     1.020         1.067             --
                                                          2001     0.991         1.020             --
                                                          2000     1.007         0.991             --
                                                          1999     1.000         1.007             --

  Strategic Equity Portfolio (3/99)...................... 2005     0.838         0.845         24,268
                                                          2004     0.770         0.838         26,393
                                                          2003     0.588         0.770         28,725
                                                          2002     0.897         0.588         31,017
                                                          2001     1.048         0.897         33,549
                                                          2000     1.298         1.048         36,239
                                                          1999     1.000         1.298             --

  Style Focus Series: Small Cap Growth Portfolio (1/05).. 2005     1.000         1.000             --

  Style Focus Series: Small Cap Value Portfolio (1/05)... 2005     1.000         1.000             --

  Travelers Quality Bond Portfolio (3/99)................ 2005     1.257         1.261         15,252
                                                          2004     1.232         1.257         15,091

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Travelers Quality Bond Portfolio (continued)................ 2003     1.166         1.232         17,944
                                                               2002     1.116         1.166         19,445
                                                               2001     1.055         1.116         21,034
                                                               2000     0.998         1.055         22,724
                                                               1999     1.000         0.998             --

  U.S. Government Securities Portfolio (3/99)................. 2005     1.360         1.401             --
                                                               2004     1.298         1.360             --
                                                               2003     1.279         1.298             --
                                                               2002     1.140         1.279             --
                                                               2001     1.091         1.140             --
                                                               2000     0.965         1.091             --
                                                               1999     1.000         0.965             --

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I
  Shares (10/03).............................................. 2005     0.999         1.010             --
                                                               2004     1.000         0.999             --
                                                               2003     1.000         1.000             --

  Smith Barney Aggressive Growth Portfolio (5/01)............. 2005     0.908         1.001             --
                                                               2004     0.836         0.908             --
                                                               2003     0.629         0.836             --
                                                               2002     0.946         0.629             --
                                                               2001     1.000         0.946             --

  Smith Barney High Income Portfolio (5/99)................... 2005     1.137         1.153             --
                                                               2004     1.043         1.137             --
                                                               2003     0.828         1.043             --
                                                               2002     0.866         0.828             --
                                                               2001     0.912         0.866             --
                                                               2000     1.004         0.912             --
                                                               1999     1.000         1.004             --

  Smith Barney International All Cap Growth Portfolio (3/99).. 2005     0.860         0.949             --
                                                               2004     0.739         0.860             --
                                                               2003     0.587         0.739             --
                                                               2002     0.800         0.587             --
                                                               2001     1.177         0.800             --
                                                               2000     1.563         1.177             --
                                                               1999     1.000         1.563             --

                        CONDENSED FINANCIAL INFORMATION

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
  Smith Barney Large Capitalization Growth Portfolio (3/99).. 2005     0.961         0.999          9,928
                                                              2004     0.970         0.961         10,733
                                                              2003     0.666         0.970         11,536
                                                              2002     0.896         0.666         12,440
                                                              2001     1.037         0.896             --
                                                              2000     1.128         1.037         14,436
                                                              1999     1.000         1.128             --

  Social Awareness Stock Portfolio (3/99).................... 2005     0.901         0.929             --
                                                              2004     0.859         0.901             --
                                                              2003     0.675         0.859             --
                                                              2002     0.909         0.675             --
                                                              2001     1.092         0.909             --
                                                              2000     1.111         1.092             --
                                                              1999     1.000         1.111             --

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (8/03)............... 2005     1.453         1.494             --
                                                              2004     1.253         1.453             --
                                                              2003     1.000         1.253             --

  Emerging Growth Portfolio -- Class II Shares (1/02)........ 2005     0.717         0.762             --
                                                              2004     0.680         0.717             --
                                                              2003     0.542         0.680             --
                                                              2002     0.815         0.542             --
                                                              2001     1.000         0.815             --

  Enterprise Portfolio -- Class II Shares (10/01)............ 2005     0.804         0.857             --
                                                              2004     0.784         0.804             --
                                                              2003     0.632         0.784             --
                                                              2002     0.909         0.632             --
                                                              2001     1.000         0.909             --

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)........................................... 2005     1.112         1.152             --
                                                              2004     0.974         1.112             --
                                                              2003     0.695         0.974             --
                                                              2002     0.946         0.695             --
                                                              2001     1.000         0.946             --

                        CONDENSED FINANCIAL INFORMATION

                                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                              ---- ------------- ------------- ---------------
Variable Insurance Products Fund
  Asset Manager Portfolio -- Service Class 2 (6/00)........................ 2005     0.969         0.993           --
                                                                            2004     0.933         0.969           --
                                                                            2003     0.803         0.933           --
                                                                            2002     0.894         0.803           --
                                                                            2001     0.947         0.894           --
                                                                            2000     1.000         0.947           --

  Contrafund(double left angle quote) Portfolio -- Service Class 2 (9/01).. 2005     1.217         1.402           --
                                                                            2004     1.070         1.217           --
                                                                            2003     0.845         1.070           --
                                                                            2002     0.947         0.845           --
                                                                            2001     1.000         0.947           --

  Dynamic Capital Appreciation Portfolio -- Service
  Class 2 (5/01)                                                            2005     0.950         1.133           --
                                                                            2004     0.950         0.950           --
                                                                            2003     0.770         0.950           --
                                                                            2002     0.844         0.770           --
                                                                            2001     1.000         0.844           --

  Mid Cap Portfolio -- Service Class 2 (7/01).............................. 2005     1.537         1.792           --
                                                                            2004     1.249         1.537           --
                                                                            2003     0.914         1.249           --
                                                                            2002     1.029         0.914           --
                                                                            2001     1.000         1.029           --

Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value Fund (7/99)........................ 2005     1.146         1.319           --
                                                                            2004     0.994         1.146           --
                                                                            2003     0.727         0.994           --
                                                                            2002     0.958         0.727           --
                                                                            2001     0.932         0.958           --
                                                                            2000     0.875         0.932           --
                                                                            1999     1.000         0.875           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 1.25% 33 FL


                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                  ---- ------------- ------------- ---------------
The Travelers Series Trust
  Travelers Quality Bond Portfolio (3/99)...... 2005     1.233         1.234         35,183
                                                2004     1.213         1.233         39,822
                                                2003     1.152         1.213             --
                                                2002     1.106         1.152             --
                                                2001     1.049         1.106             --
                                                2000     0.996         1.049             --
                                                1999     1.000         0.996             --

  U.S. Government Securities Portfolio (3/99).. 2005     1.334         1.370             --
                                                2004     1.277         1.334             --
                                                2003     1.263         1.277             --
                                                2002     1.129         1.263             --
                                                2001     1.084         1.129             --
                                                2000     0.962         1.084             --
                                                1999     1.000         0.962             --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 1.25% 53 FL


                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                  ---- ------------- ------------- ---------------
The Travelers Series Trust
  Travelers Quality Bond Portfolio (3/99)...... 2005     1.219         1.217           --
                                                2004     1.201         1.219           --
                                                2003     1.143         1.201           --
                                                2002     1.100         1.143           --
                                                2001     1.045         1.100           --
                                                2000     0.994         1.045           --
                                                1999     1.000         0.994           --

  U.S. Government Securities Portfolio (3/99).. 2005     1.319         1.352           --
                                                2004     1.265         1.319           --
                                                2003     1.253         1.265           --
                                                2002     1.123         1.253           --
                                                2001     1.080         1.123           --
                                                2000     0.961         1.080           --
                                                1999     1.000         0.961           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 1.25% 83 FL


                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
Greenwich Street Series Fund
  Equity Index Portfolio - Class II Shares (3/99).. 2005     0.878         0.896         50,778
                                                    2004     0.813         0.878         57,174
                                                    2003     0.650         0.813             --
                                                    2002     0.855         0.650             --
                                                    2001     0.996         0.855             --
                                                    2000     1.122         0.996             --
                                                    1999     1.000         1.122             --


                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.


"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.


Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/11/2005: Strong Multi Cap Value Fund II changed its name to Wells Fargo Advantage Multi Cap Value Fund.

On 02/25/2005, The Travelers Series Trust: MFS(R) Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS(R) Mid Cap Growth Portfolio, which is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund - Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor growth Opportunities Fund
- Class T was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Funds, Inc: AIM Charter Fund - Class A was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio - Class II Shares, and is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Newberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series: Growth -- Income Fund -- Class 2 Shares, and is no longer available as a funding option.

On 02/25/2005. the PBHG Funds: PBHG Growth Fund -- Advisor Class was replaced by the Janus Aspen Series: Mid Cap Growth Portfolio -- Service Shares, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds:Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.


AIM Variable Insurance Funds, Inc. : AIM Premier Equity Fund -- Series I is no longer available to new contract owners.


Credit Suisse Trust: Emerging Markets Portfolio is no longer available to new contract owners

Variable Insurance Products Fund III: Dynamic Capital Appreciation Portfolio -- Service Class 2 -- is no longer available to new contract owners

The Travelers Series Trust: Federated Stock Portfolio is no longer available to new contract owners

Janus Aspen Series: Balanced Portfolio -- Service Shares -- is no longer available to new contract owners


Janus Aspen Series: World Wide Growth Portfolio -- Service Shares is no longer available to new contract holders.


Putnam Variable Trust: Putnam VT Discovery Growth Fund -- Class IB Share is no longer available to new contract owners


Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new contract holders.

Salomon Brothers Variable Series Funds Inc.: Total Return Fund -- Class I is no longer available to new contract holders.


Smith Barney Investment Series: Smith Barney Dividend Strategy Portfolio is no longer available to new contract owners


Greenwich Street Series Fund: Fundamental Value Portfolio is no longer available to new contract holders.


Travelers Series Fund Inc.: Smith Barney International All Cap Growth Portfolio is no longer available to new contract owners


Strong Variable insurance Funds, Inc. : Strong Multi Cap Value Fund II is no longer available to new contract owners.

Van Kampen Life Investment Trust: Enterprise Portfolio -- Class II Shares is no longer available to new contract holders.


Fidelity VIP Asset Manager Portfolio- Service Class 2 is no longer available to new contract owners.

Salomon Brothers Variable Small Cap Growth Fund -- Class I is no longer available to new contract owners.

Smith Barney Premier Selections All Cap Growth Portfolio is no longer available to new contract owners.

Van Kampen Emerging Growth Portfolio -- Class 2 shares is no longer available to new contract owners.

                          METLIFE RETIREMENT ACCOUNT


                      STATEMENT OF ADDITIONAL INFORMATION


           METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES


                     INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                   ISSUED BY


                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

                                 ONE CITYPLACE
                       HARTFORD, CONNECTICUT 06103-3415


                                                                       May 2006

ANNUAL REPORT
DECEMBER 31, 2005

                           THE TRAVELERS SEPARATE ACCOUNT SIX
                           FOR VARIABLE ANNUITIES
                                      OF
                           THE TRAVELERS LIFE AND ANNUITY COMPANY

The Travelers Life and Annuity Company
One Cityplace
Hartford, CT  06103

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
The Travelers Separate Account Six for Variable Annuities and the Board of Directors of The Travelers Life and Annuity Company:

We have audited the accompanying statement of assets and liabilities of the sub-accounts (as disclosed in Appendix A) comprising The Travelers Separate Account Six for Variable Annuities (the "Separate Account") of The Travelers Life and Annuity Company ("TLAC") as of December 31, 2005, and the related statements of operations and changes in net assets for the period in the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising The Travelers Separate Account Six for Variable Annuities of TLAC as of December 31, 2005, the results of their operations and the changes in their net assets for the period in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 22, 2006

                                   APPENDIX A

                       AIM Capital Appreciation Portfolio
                     AIM V.I. Premier Equity Fund - Series I
                             All Cap Fund - Class I
                             Appreciation Portfolio
                    Asset Manager Portfolio - Service Class 2
                       Balanced Portfolio - Service Shares
                            Capital Appreciation Fund
                   CitiStreet Diversified Bond Fund - Class I
                  CitiStreet International Stock Fund - Class I
                  CitiStreet Large Company Stock Fund - Class I
                  CitiStreet Small Company Stock Fund - Class I
                      Comstock Portfolio - Class II Shares
                     Contrafund Portfolio - Service Class 2
                        Convertible Securities Portfolio
                 Credit Suisse Trust Emerging Markets Portfolio
                    Delaware VIP REIT Series - Standard Class
              Delaware VIP Small Cap Value Series - Standard Class
                       Disciplined Mid Cap Stock Portfolio
              Dreyfus VIF - Appreciation Portfolio - Initial Shares
           Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
            Dynamic Capital Appreciation Portfolio - Service Class 2
                   Emerging Growth Portfolio - Class II Shares
                     Enterprise Portfolio - Class II Shares
                             Equity Income Portfolio
                   Equity Index Portfolio - Class II Shares
                            Federated Stock Portfolio
                           Fundamental Value Portfolio
                       Global Growth Fund - Class 2 Shares
                           Growth and Income Portfolio
                          Growth Fund - Class 2 Shares
                       Growth-Income Fund - Class 2 Shares
                              High Yield Bond Trust
                            Investors Fund - Class I
                               Large Cap Portfolio
                      Lazard Retirement Small Cap Portfolio
                              Managed Assets Trust
                        Mercury Large Cap Core Portfolio
                          MFS Emerging Growth Portfolio
                          MFS Mid Cap Growth Portfolio
                           MFS Total Return Portfolio
                               MFS Value Portfolio
                    Mid Cap Growth Portfolio - Service Shares
                       Mid Cap Portfolio - Service Class 2
                             Mid-Cap Value Portfolio
                     Mondrian International Stock Portfolio
                             Money Market Portfolio
                 Mutual Shares Securities Fund - Class 2 Shares
                Oppenheimer Main Street Fund/VA - Service Shares
                             Pioneer Fund Portfolio
                         Pioneer Mid Cap Value Portfolio
                       Pioneer Strategic Income Portfolio
                Putnam VT Discovery Growth Fund - Class IB Shares
              Putnam VT International Equity Fund - Class IB Shares
                Putnam VT Small Cap Value Fund - Class IB Shares
                  Real Return Portfolio - Administrative Class
              SB Adjustable Rate Income Portfolio - Class I Shares
                         Small Cap Growth Fund - Class I
                    Smith Barney Aggressive Growth Portfolio
                    Smith Barney Dividend Strategy Portfolio
                       Smith Barney High Income Portfolio
               Smith Barney International All Cap Growth Portfolio
               Smith Barney Large Capitalization Growth Portfolio
            Smith Barney Premier Selections All Cap Growth Portfolio
              Smith Barney Small Cap Growth Opportunities Portfolio
                        Social Awareness Stock Portfolio
                           Strategic Equity Portfolio
          Templeton Developing Markets Securities Fund - Class 2 Shares
               Templeton Foreign Securities Fund - Class 2 Shares
                Templeton Growth Securities Fund - Class 2 Shares
                           Total Return Fund - Class I
                  Total Return Portfolio - Administrative Class
                        Travelers Quality Bond Portfolio
                      U.S. Government Securities Portfolio
                   Wells Fargo Advantage Multi Cap Value Fund
                   Worldwide Growth Portfolio - Service Shares

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers Life and Annuity Company and Owners of Variable Annuity Contracts of The Travelers Separate Account Six for Variable
Annuities:

We have audited the statement of changes in net assets of The Travelers Separate Account Six for Variable Annuities (comprised of the sub-accounts disclosed in Note 1 and Note 4) for the year or lesser periods ended December 31, 2004 and the financial highlights for each of the years or lesser periods in the four-year period then ended. The statement of changes in net assets and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the statement of changes in net assets and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of changes in net assets and financial highlights referred to above present fairly, in all material respects, the changes in net assets of each of the sub-accounts constituting The Travelers Separate Account Six for Variable Annuities for the year or lesser periods then ended, and the financial highlights for each of the years or lesser periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

[KPMG LLP LOGO]

Hartford, Connecticut
March 21, 2005

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                     CAPITAL APPRECIATION   HIGH YIELD BOND                          MONEY MARKET
                                             FUND                TRUST        MANAGED ASSETS TRUST     PORTFOLIO
                                     --------------------   ---------------   --------------------   -------------
ASSETS:
  Investments at market value:       $         14,895,239   $     7,792,631   $         22,626,531   $  12,511,515

  Receivables:
    Dividends ....................                      -                 -                      -          21,666
                                     --------------------   ---------------   --------------------   -------------

      Total Assets ...............             14,895,239         7,792,631             22,626,531      12,533,181
                                     --------------------   ---------------   --------------------   -------------

LIABILITIES:
  Payables:
    Insurance charges ............                    495               261                    760             417
    Administrative fees ..........                      -                 -                      -               -
  Other liabilities ..............                      -                 -                      -               -
                                     --------------------   ---------------   --------------------   -------------

      Total Liabilities ..........                    495               261                    760             417
                                     --------------------   ---------------   --------------------   -------------

NET ASSETS:                          $         14,894,744   $     7,792,370   $         22,625,771   $  12,532,764
                                     ====================   ===============   ====================   =============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                       AIM V.I. PREMIER      GLOBAL GROWTH                           GROWTH-INCOME
                                        EQUITY FUND -       FUND - CLASS 2       GROWTH FUND -       FUND - CLASS 2
                                           SERIES I             SHARES           CLASS 2 SHARES          SHARES
                                     --------------------   ---------------   --------------------   -------------
ASSETS:
  Investments at market value:       $            147,804   $       819,203   $          2,060,809   $   2,083,657

  Receivables:
    Dividends ....................                      -                 -                      -               -
                                     --------------------   ---------------   --------------------   -------------

      Total Assets ...............                147,804           819,203              2,060,809       2,083,657
                                     --------------------   ---------------   --------------------   -------------

LIABILITIES:
  Payables:
    Insurance charges ............                      5                26                     68              66
    Administrative fees ..........                      -                 -                      -               -
  Other liabilities ..............                      -                 -                      -               -
                                     --------------------   ---------------   --------------------   -------------

      Total Liabilities ..........                      5                26                     68              66
                                     --------------------   ---------------   --------------------   -------------

NET ASSETS:                          $            147,799   $       819,177   $          2,060,741   $   2,083,591
                                     ====================   ===============   ====================   =============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                          CITISTREET
                         INTERNATIONAL   CITISTREET LARGE   CITISTREET SMALL   CREDIT SUISSE TRUST   DELAWARE VIP REIT
CITISTREET DIVERSIFIED    STOCK FUND -    COMPANY STOCK      COMPANY STOCK      EMERGING MARKETS     SERIES - STANDARD
 BOND FUND - CLASS I        CLASS I       FUND - CLASS I     FUND - CLASS I         PORTFOLIO              CLASS
----------------------   -------------   ----------------   ----------------   -------------------   -----------------
$           95,677,344   $  44,242,616   $     66,057,555   $     34,366,139   $         2,146,357   $       6,518,102

                     -               -                  -                  -                     -                   -
----------------------   -------------   ----------------   ----------------   -------------------   -----------------

            95,677,344      44,242,616         66,057,555         34,366,139             2,146,357           6,518,102
----------------------   -------------   ----------------   ----------------   -------------------   -----------------

                 3,197           1,483              2,215              1,153                    72                 214
                     -               -                  -                  -                     -                   -
                     -               -                  -                  -                     -                   -
----------------------   -------------   ----------------   ----------------   -------------------   -----------------

                 3,197           1,483              2,215              1,153                    72                 214
----------------------   -------------   ----------------   ----------------   -------------------   -----------------

$           95,674,147   $  44,241,133   $     66,055,340   $     34,364,986   $         2,146,285   $       6,517,888
======================   =============   ================   ================   ===================   =================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                             DREYFUS VIF -       DREYFUS VIF -        MUTUAL SHARES
                                      DELAWARE VIP SMALL      APPRECIATION         DEVELOPING          SECURITIES
                                      CAP VALUE SERIES -       PORTFOLIO -    LEADERS PORTFOLIO -    FUND - CLASS 2
                                        STANDARD CLASS       INITIAL SHARES      INITIAL SHARES         SHARES
                                     --------------------   ---------------   --------------------   --------------
ASSETS:
  Investments at market value:       $          6,121,865   $     4,001,120   $         10,748,549   $      298,740

  Receivables:
    Dividends ....................                      -                 -                      -                -
                                     --------------------   ---------------   --------------------   --------------

      Total Assets ...............              6,121,865         4,001,120             10,748,549          298,740
                                     --------------------   ---------------   --------------------   --------------

LIABILITIES:
  Payables:
    Insurance charges ............                    204               133                    359                9
    Administrative fees ..........                      -                 -                      -                -
  Other liabilities ..............                      -                 -                      -                -
                                     --------------------   ---------------   --------------------   --------------

      Total Liabilities ..........                    204               133                    359                9
                                     --------------------   ---------------   --------------------   --------------

NET ASSETS:                          $          6,121,661   $     4,000,987   $         10,748,190   $      298,731
                                     ====================   ===============   ====================   ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

   TEMPLETON
  DEVELOPING        TEMPLETON        TEMPLETON
    MARKETS          FOREIGN           GROWTH                          EQUITY INDEX
  SECURITIES       SECURITIES        SECURITIES                         PORTFOLIO -
FUND - CLASS 2    FUND - CLASS     FUND - CLASS 2    APPRECIATION        CLASS II        FUNDAMENTAL
    SHARES          2 SHARES           SHARES          PORTFOLIO          SHARES       VALUE PORTFOLIO
--------------   --------------   ---------------   ---------------   --------------   ---------------
$    1,013,301   $    1,192,477   $     2,718,844   $     3,502,312   $   20,174,775   $     9,202,143

             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

     1,013,301        1,192,477         2,718,844         3,502,312       20,174,775         9,202,143
--------------   --------------   ---------------   ---------------   --------------   ---------------

            33               37                90               117              671               307
             -                -                 -                 -                -                 -
             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

            33               37                90               117              671               307
--------------   --------------   ---------------   ---------------   --------------   ---------------

$    1,013,268   $    1,192,440   $     2,718,754   $     3,502,195   $   20,174,104   $     9,201,836
==============   ==============   ===============   ===============   ==============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                            WORLDWIDE         LAZARD
                                         BALANCED       MID CAP GROWTH       GROWTH         RETIREMENT
                                       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       SMALL CAP
                                      SERVICE SHARES    SERVICE SHARES   SERVICE SHARES      PORTFOLIO
                                     ---------------   ---------------   --------------   --------------
ASSETS:
  Investments at market value:       $     1,720,405   $       317,653   $    4,758,503   $      361,809

  Receivables:
    Dividends ....................                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Assets ...............         1,720,405           317,653        4,758,503          361,809
                                     ---------------   ---------------   --------------   --------------

LIABILITIES:
  Payables:
    Insurance charges ............                56                11              161               13
    Administrative fees ..........                 -                 -                -                -
  Other liabilities ..............                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Liabilities ..........                56                11              161               13
                                     ---------------   ---------------   --------------   --------------

NET ASSETS:                          $     1,720,349   $       317,642   $    4,758,342   $      361,796
                                     ===============   ===============   ==============   ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                    OPPENHEIMER       REAL RETURN      TOTAL RETURN       PUTNAM VT
  GROWTH AND                        MAIN STREET       PORTFOLIO -      PORTFOLIO -        DISCOVERY
    INCOME        MID-CAP VALUE      FUND/VA -       ADMINISTRATIVE   ADMINISTRATIVE    GROWTH FUND -
   PORTFOLIO        PORTFOLIO      SERVICE SHARES        CLASS             CLASS       CLASS IB SHARES
--------------   --------------   ---------------   ---------------   --------------   ---------------
$      683,584   $      615,849   $       188,481   $       193,756   $    7,295,306   $        76,162

             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

       683,584          615,849           188,481           193,756        7,295,306            76,162
--------------   --------------   ---------------   ---------------   --------------   ---------------

            22               20                 7                 6              241                 2
             -                -                 -                 -                -                 -
             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

            22               20                 7                 6              241                 2
--------------   --------------   ---------------   ---------------   --------------   ---------------

$      683,562   $      615,829   $       188,474   $       193,750   $    7,295,065   $        76,160
==============   ==============   ===============   ===============   ==============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                        PUTNAM VT         PUTNAM VT
                                      INTERNATIONAL       SMALL CAP
                                      EQUITY FUND -      VALUE FUND -     ALL CAP FUND      INVESTORS
                                     CLASS IB SHARES   CLASS IB SHARES     - CLASS I      FUND - CLASS I
                                     ---------------   ---------------   --------------   --------------
ASSETS:
  Investments at market value:       $     1,087,046   $     5,825,456   $   13,062,266   $    4,117,013

  Receivables:
    Dividends ....................                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Assets ...............         1,087,046         5,825,456       13,062,266        4,117,013
                                     ---------------   ---------------   --------------   --------------

LIABILITIES:
  Payables:
    Insurance charges ............                36               193              441              138
    Administrative fees ..........                 -                 -                -                -
  Other liabilities ..............                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Liabilities ..........                36               193              441              138
                                     ---------------   ---------------   --------------   --------------

NET ASSETS:                          $     1,087,010   $     5,825,263   $   13,061,825   $    4,116,875
                                     ===============   ===============   ==============   ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                      SMITH BARNEY
                                    SMITH BARNEY        PREMIER
   SMALL CAP                          DIVIDEND       SELECTIONS ALL     AIM CAPITAL      CONVERTIBLE
 GROWTH FUND -    TOTAL RETURN        STRATEGY         CAP GROWTH      APPRECIATION       SECURITIES
    CLASS I      FUND - CLASS I      PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
--------------   --------------   ---------------   ---------------   --------------   ---------------
$      684,572   $      587,545   $       193,989   $        20,171   $      599,021   $        92,534

             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

       684,572          587,545           193,989            20,171          599,021            92,534
--------------   --------------   ---------------   ---------------   --------------   ---------------

            23               20                 6                 -               20                 3
             -                -                 -                 -                -                 -
             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

            23               20                 6                 -               20                 3
--------------   --------------   ---------------   ---------------   --------------   ---------------

$      684,549   $      587,525   $       193,983   $        20,171   $      599,001   $        92,531
==============   ==============   ===============   ===============   ==============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                        DISCIPLINED                         FEDERATED
                                      MID CAP STOCK     EQUITY INCOME         STOCK          LARGE CAP
                                         PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                     ---------------   ---------------   --------------   --------------
ASSETS:
  Investments at market value:       $     7,302,138   $    14,944,646   $    1,101,012   $    6,808,631

  Receivables:
    Dividends ....................                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Assets ...............         7,302,138        14,944,646        1,101,012        6,808,631
                                     ---------------   ---------------   --------------   --------------

LIABILITIES:
  Payables:
    Insurance charges ............               243               491               37              228
    Administrative fees ..........                 -                 -                -                -
  Other liabilities ..............                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Liabilities ..........               243               491               37              228
                                     ---------------   ---------------   --------------   --------------

NET ASSETS:                          $     7,301,895   $    14,944,155   $    1,100,975   $    6,808,403
                                     ===============   ===============   ==============   ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                         MONDRIAN
 MERCURY LARGE     MFS MID CAP       MFS TOTAL                        INTERNATIONAL
   CAP CORE          GROWTH           RETURN           MFS VALUE           STOCK         PIONEER FUND
   PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
--------------   --------------   ---------------   ---------------   --------------   ---------------
$      911,042   $    3,831,398   $    19,594,764   $       660,433   $    1,368,842   $     1,715,105

             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

       911,042        3,831,398        19,594,764           660,433        1,368,842         1,715,105
--------------   --------------   ---------------   ---------------   --------------   ---------------

            30              129               647                23               46                58
             -                -                 -                 -                -                 -
             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

            30              129               647                23               46                58
--------------   --------------   ---------------   ---------------   --------------   ---------------

$      911,012   $    3,831,269   $    19,594,117   $       660,410   $    1,368,796   $     1,715,047
==============   ==============   ===============   ===============   ==============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                           PIONEER
                                       PIONEER MID        STRATEGIC         STRATEGIC        TRAVELERS
                                        CAP VALUE           INCOME           EQUITY        QUALITY BOND
                                        PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                     ---------------   ---------------   --------------   --------------
ASSETS:
  Investments at market value:       $        35,250   $     1,798,506   $    8,610,006   $    8,111,842

  Receivables:
    Dividends ....................                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Assets ...............            35,250         1,798,506        8,610,006        8,111,842
                                     ---------------   ---------------   --------------   --------------

LIABILITIES:
  Payables:
    Insurance charges ............                 1                59              289              271
    Administrative fees ..........                 -                 -                -                -
  Other liabilities ..............                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Liabilities ..........                 1                59              289              271
                                     ---------------   ---------------   --------------   --------------

NET ASSETS:                          $        35,249   $     1,798,447   $    8,609,717   $    8,111,571
                                     ===============   ===============   ==============   ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                       SMITH BARNEY      SMITH BARNEY
     U.S.         SB ADJUSTABLE     SMITH BARNEY                       INTERNATIONAL        LARGE
  GOVERNMENT       RATE INCOME       AGGRESSIVE       SMITH BARNEY        ALL CAP       CAPITALIZATION
  SECURITIES       PORTFOLIO -         GROWTH         HIGH INCOME         GROWTH            GROWTH
   PORTFOLIO     CLASS I SHARES      PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
--------------   --------------   ---------------   ---------------   --------------   ---------------
$   13,940,892   $      332,112   $    11,855,338   $       960,722   $    1,934,507   $     6,811,729

             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

    13,940,892          332,112        11,855,338           960,722        1,934,507         6,811,729
--------------   --------------   ---------------   ---------------   --------------   ---------------

           465               10               396                32               64               230
             -                -                 -                 -                -                 -
             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

           465               10               396                32               64               230
--------------   --------------   ---------------   ---------------   --------------   ---------------

$   13,940,427   $      332,102   $    11,854,942   $       960,690   $    1,934,443   $     6,811,499
==============   ==============   ===============   ===============   ==============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                            EMERGING
                                                                             GROWTH         ENTERPRISE
                                          SOCIAL           COMSTOCK        PORTFOLIO -      PORTFOLIO -
                                        AWARENESS        PORTFOLIO -        CLASS II         CLASS II
                                     STOCK PORTFOLIO   CLASS II SHARES       SHARES           SHARES
                                     ---------------   ---------------   --------------   --------------
ASSETS:
  Investments at market value:       $     3,098,808   $     1,159,379   $      184,258   $       48,938

  Receivables:
    Dividends ....................                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Assets ...............         3,098,808         1,159,379          184,258           48,938
                                     ---------------   ---------------   --------------   --------------

LIABILITIES:
  Payables:
    Insurance charges ............               105                39                6                1
    Administrative fees ..........                 -                 -                -                -
  Other liabilities ..............                 -                 -                -                -
                                     ---------------   ---------------   --------------   --------------

      Total Liabilities ..........               105                39                6                1
                                     ---------------   ---------------   --------------   --------------

NET ASSETS:                          $     3,098,703   $     1,159,340   $      184,252   $       48,937
                                     ===============   ===============   ==============   ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

 SMITH BARNEY                                           DYNAMIC
   SMALL CAP                                            CAPITAL           MID CAP        WELLS FARGO
    GROWTH        ASSET MANAGER    CONTRAFUND(R)      APPRECIATION      PORTFOLIO -       ADVANTAGE
 OPPORTUNITIES     PORTFOLIO -      PORTFOLIO -       PORTFOLIO -         SERVICE         MULTI CAP
   PORTFOLIO     SERVICE CLASS 2  SERVICE CLASS 2   SERVICE CLASS 2       CLASS 2         VALUE FUND
--------------   ---------------  ---------------   ---------------   --------------   ---------------
$      331,270   $    4,764,444   $     6,271,528   $       372,524   $    6,955,233   $       791,583

             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

       331,270        4,764,444         6,271,528           372,524        6,955,233           791,583
--------------   --------------   ---------------   ---------------   --------------   ---------------

            11              161               209                12              230                27
             -                -                 -                 -                -                 -
             -                -                 -                 -                -                 -
--------------   --------------   ---------------   ---------------   --------------   ---------------

            11              161               209                12              230                27
--------------   --------------   ---------------   ---------------   --------------   ---------------

$      331,259   $    4,764,283   $     6,271,319   $       372,512   $    6,955,003   $       791,556
==============   ==============   ===============   ===============   ==============   ===============

                        See Notes to Financial Statements

                       This page intentionally left blank

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                         CAPITAL                                          MONEY
                                                       APPRECIATION     HIGH YIELD       MANAGED          MARKET
                                                           FUND         BOND TRUST    ASSETS TRUST      PORTFOLIO
                                                      -------------    ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends .......................................   $           -    $        418   $      3,640   $       382,432
                                                      -------------    ------------   ------------   ---------------

EXPENSES:
  Insurance charges ...............................         163,265          98,085        281,340           163,809
  Floor benefit expense ...........................               -               -              -                 -
                                                      -------------    ------------   ------------   ---------------

    Total expenses ................................         163,265          98,085        281,340           163,809
                                                      -------------    ------------   ------------   ---------------

      Net investment income (loss) ................        (163,265)        (97,667)      (277,700)          218,623
                                                      -------------    ------------   ------------   ---------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................               -               -        141,851                 -
    Realized gain (loss) on sale of investments ...        (168,590)         69,818       (164,151)                -
                                                      -------------    ------------   ------------   ---------------

      Realized gain (loss) ........................        (168,590)         69,818        (22,300)                -
                                                      -------------    ------------   ------------   ---------------

    Change in unrealized gain (loss)
      on investments ..............................       2,456,221          36,938        863,562                 -
                                                      -------------    ------------   ------------   ---------------

  Net increase (decrease) in net assets
    resulting from operations .....................   $   2,124,366    $      9,089   $    563,562   $       218,623
                                                      =============    ============   ============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                         AIM V.I.         GLOBAL
                                                         PREMIER       GROWTH FUND    GROWTH FUND     GROWTH-INCOME
                                                       EQUITY FUND      - CLASS 2      - CLASS 2       FUND-CLASS 2
                                                        - SERIES I        SHARES        SHARES            SHARES
                                                      -------------    ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends .......................................   $       1,757    $      1,815   $     10,716   $        22,486
                                                      -------------    ------------   ------------   ---------------
EXPENSES:
  Insurance charges ...............................           2,332           4,232         13,372            14,171
  Floor benefit expense ...........................               -               -              -                 -
                                                      -------------    ------------   ------------   ---------------

    Total expenses ................................           2,332           4,232         13,372            14,171
                                                      -------------    ------------   ------------   ---------------

      Net investment income (loss) ................            (575)         (2,417)        (2,656)            8,315
                                                      -------------    ------------   ------------   ---------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................               -               -              -             4,560
    Realized gain (loss) on sale of investments ...          10,841           6,601          4,776             3,197
                                                      -------------    ------------   ------------   ---------------

      Realized gain (loss) ........................          10,841           6,601          4,776             7,757
                                                      -------------    ------------   ------------   ---------------

    Change in unrealized gain (loss)
      on investments ..............................          (1,408)         52,251        200,297            68,434
                                                      -------------    ------------   ------------   ---------------

  Net increase (decrease) in net assets
    resulting from operations .....................   $       8,858    $     56,435   $    202,417   $        84,506
                                                      =============    ============   ============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

 CITISTREET        CITISTREET        CITISTREET       CITISTREET       CREDIT SUISSE
 DIVERSIFIED      INTERNATIONAL    LARGE COMPANY    SMALL COMPANY     TRUST EMERGING      DELAWARE VIP
 BOND FUND -      STOCK FUND -      STOCK FUND -    STOCK FUND -         MARKETS         REIT SERIES -
   CLASS I          CLASS I           CLASS I          CLASS I          PORTFOLIO       STANDARD CLASS
--------------   --------------   ---------------   --------------   ----------------   ---------------
$    3,157,289   $      549,918   $       730,824   $       37,556   $         12,817   $       119,519
--------------   --------------   ---------------   --------------   ----------------   ---------------

     1,164,036          506,742           798,271          412,926             22,358            75,528
             -                -                 -                -                  -                 -
--------------   --------------   ---------------   --------------   ----------------   ---------------

     1,164,036          506,742           798,271          412,926             22,358            75,528
--------------   --------------   ---------------   --------------   ----------------   ---------------

     1,993,253           43,176           (67,447)        (375,370)            (9,541)           43,991
--------------   --------------   ---------------   --------------   ----------------   ---------------

             -                -                 -        1,462,195                  -           362,208
       411,267          361,494           112,348          402,125             51,537           269,502
--------------   --------------   ---------------   --------------   ----------------   ---------------

       411,267          361,494           112,348        1,864,320             51,537           631,710
--------------   --------------   ---------------   --------------   ----------------   ---------------

    (1,604,051)       4,894,949         3,436,669          512,878            390,019          (336,147)
--------------   --------------   ---------------   --------------   ----------------   ---------------

$      800,469   $    5,299,619   $     3,481,570   $    2,001,828   $        432,015   $       339,554
==============   ==============   ===============   ==============   ================   ===============

                         See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                        DREYFUS
                                                        DELAWARE         DREYFUS          VIF -          MUTUAL
                                                       VIP SMALL           VIF -       DEVELOPING        SHARES
                                                       CAP VALUE       APPRECIATION      LEADERS       SECURITIES
                                                        SERIES -       PORTFOLIO -     PORTFOLIO -       FUND -
                                                        STANDARD         INITIAL         INITIAL         CLASS 2
                                                         CLASS            SHARES          SHARES         SHARES
                                                      ------------     ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends .......................................   $     21,439     $        765   $          -   $         2,204
                                                      ------------     ------------   ------------   ---------------

EXPENSES:
  Insurance charges ...............................         71,110           50,886        133,936             2,645
  Floor benefit expense ...........................              -                -              -                 -
                                                      ------------     ------------   ------------   ---------------

    Total expenses ................................         71,110           50,886        133,936             2,645
                                                      ------------     ------------   ------------   ---------------

      Net investment income (loss) ................        (49,671)         (50,121)      (133,936)             (441)
                                                      ------------     ------------   ------------   ---------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................        407,337                -              -               826
    Realized gain (loss) on sale of investments ...        203,537          (13,832)      (156,313)            1,083
                                                      ------------     ------------   ------------   ---------------

      Realized gain (loss) ........................        610,874          (13,832)      (156,313)            1,909
                                                      ------------     ------------   ------------   ---------------

    Change in unrealized gain (loss)
      on investments ..............................       (110,634)         193,013        749,432            23,010
                                                      ------------     ------------   ------------   ---------------

  Net increase (decrease) in net assets
    resulting from operations .....................   $    450,569     $    129,060   $    459,183   $        24,478
                                                      ============     ============   ============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

  TEMPLETON
 DEVELOPING         TEMPLETON        TEMPLETON
   MARKETS           FOREIGN           GROWTH
  SECURITIES       SECURITIES        SECURITIES                       EQUITY INDEX
FUND - CLASS 2   FUND - CLASS 2    FUND - CLASS 2    APPRECIATION       PORTFOLIO -       FUNDAMENTAL
   SHARES            SHARES            SHARES          PORTFOLIO      CLASS II SHARES   VALUE PORTFOLIO
--------------   --------------   ---------------   --------------   ----------------   ---------------
$        3,769   $        8,779   $        18,219   $       29,542   $        247,045   $        85,757
--------------   --------------   ---------------   --------------   ----------------   ---------------

         4,779            8,467            20,402           40,909            247,385           113,901
             -                -                 -                -                463                 -
--------------   --------------   ---------------   --------------   ----------------   ---------------

         4,779            8,467            20,402           40,909            247,848           113,901
--------------   --------------   ---------------   --------------   ----------------   ---------------

        (1,010)             312            (2,183)         (11,367)              (803)          (28,144)
--------------   --------------   ---------------   --------------   ----------------   ---------------

             -                -                 -                -                  -           538,721
         7,621            2,770             9,284           73,252            (60,676)          192,264
--------------   --------------   ---------------   --------------   ----------------   ---------------

         7,621            2,770             9,284           73,252            (60,676)          730,985
--------------   --------------   ---------------   --------------   ----------------   ---------------

       111,113           85,493           154,559           45,728            658,654          (402,279)
--------------   --------------   ---------------   --------------   ----------------   ---------------

$      117,724   $       88,575   $       161,660   $      107,613   $        597,175   $       300,562
==============   ==============   ===============   ==============   ================   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                          MID CAP       WORLDWIDE
                                                        BALANCED           GROWTH         GROWTH         LAZARD
                                                       PORTFOLIO -      PORTFOLIO -    PORTFOLIO -     RETIREMENT
                                                        SERVICE           SERVICE        SERVICE        SMALL CAP
                                                         SHARES           SHARES          SHARES        PORTFOLIO
                                                      ------------     ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends .......................................   $     34,398     $          -   $     58,776   $             -
                                                      ------------     ------------   ------------   ---------------

EXPENSES:
  Insurance charges ...............................         19,846            2,929         60,655             4,114
  Floor benefit expense ...........................              -                -              -                 -
                                                      ------------     ------------   ------------   ---------------

    Total expenses ................................         19,846            2,929         60,655             4,114
                                                      ------------     ------------   ------------   ---------------

      Net investment income (loss) ................         14,552           (2,929)        (1,879)           (4,114)
                                                      ------------     ------------   ------------   ---------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................              -                -              -            23,621
    Realized gain (loss) on sale of investments ...         22,677            5,881       (377,843)            8,184
                                                      ------------     ------------   ------------   ---------------

      Realized gain (loss) ........................         22,677            5,881       (377,843)           31,805
                                                      ------------     ------------   ------------   ---------------

    Change in unrealized gain (loss)
      on investments ..............................         67,198           23,872        568,563           (16,094)
                                                      ------------     ------------   ------------   ---------------

  Net increase (decrease) in net assets
    resulting from operations .....................   $    104,427     $     26,824   $    188,841   $        11,597
                                                      ============     ============   ============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                    OPPENHEIMER      REAL RETURN       TOTAL RETURN        PUTNAM VT
  GROWTH AND                        MAIN STREET      PORTFOLIO -        PORTFOLIO -        DISCOVERY
    INCOME        MID-CAP VALUE      FUND/VA -      ADMINISTRATIVE    ADMINISTRATIVE     GROWTH FUND -
   PORTFOLIO        PORTFOLIO      SERVICE SHARES       CLASS              CLASS        CLASS IB SHARES
--------------    -------------   ---------------   --------------   ----------------   ---------------
$        6,560    $       2,632   $         1,212   $        2,139   $        246,250   $             -
--------------    -------------   ---------------   --------------   ----------------   ---------------

         5,953            5,358             1,792              723             87,736               776
             -                -                 -                -                  -                 -
--------------    -------------   ---------------   --------------   ----------------   ---------------

         5,953            5,358             1,792              723             87,736               776
--------------    -------------   ---------------   --------------   ----------------   ---------------

           607           (2,726)             (580)           1,416            158,514              (776)
--------------    -------------   ---------------   --------------   ----------------   ---------------

        40,082           35,958                 -            2,108            116,331                 -
         1,119            3,958               221                -             17,201             3,799
--------------    -------------   ---------------   --------------   ----------------   ---------------

        41,201           39,916               221            2,108            133,532             3,799
--------------    -------------   ---------------   --------------   ----------------   ---------------

       (20,994)            (591)            9,238           (2,402)          (209,487)               62
--------------    -------------   ---------------   --------------   ----------------   ---------------

$       20,814    $      36,599   $         8,879   $        1,122   $         82,559   $         3,085
==============    =============   ===============   ==============   ================   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                       PUTNAM VT         PUTNAM VT
                                                      INTERNATIONAL      SMALL CAP
                                                      EQUITY FUND        VALUE FUND      ALL CAP        INVESTORS
                                                       - CLASS IB        - CLASS IB       FUND -          FUND -
                                                         SHARES            SHARES        CLASS I         CLASS I
                                                      -------------    ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends .......................................   $      15,037     $     9,436   $    111,538   $        48,192
                                                      -------------    ------------   ------------   ---------------

EXPENSES:
  Insurance charges ...............................          12,601          66,613        160,805            50,946
  Floor benefit expense                                           -               -              -                 -
                                                      -------------    ------------   ------------   ---------------

    Total expenses ................................          12,601          66,613        160,805            50,946
                                                      -------------    ------------   ------------   ---------------

      Net investment income (loss) ................           2,436         (57,177)       (49,267)           (2,754)
                                                      -------------    ------------   ------------   ---------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................               -         306,205          9,189                 -
    Realized gain (loss) on sale of investments ...          39,461         196,000        212,053            64,617
                                                      -------------    ------------   ------------   ---------------

      Realized gain (loss) ........................          39,461         502,205        221,242            64,617
                                                      -------------    ------------   ------------   ---------------

    Change in unrealized gain (loss)
      on investments ..............................          70,427        (122,919)       163,010           142,250
                                                      -------------    ------------   ------------   ---------------

  Net increase (decrease) in net assets
    resulting from operations                         $     112,324    $    322,109   $    334,985   $       204,113
                                                      =============    ============   ============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                     SMITH BARNEY
                                                       PREMIER
                                    SMITH BARNEY      SELECTIONS
   SMALL CAP                          DIVIDEND         ALL CAP          AIM CAPITAL       CONVERTIBLE
 GROWTH FUND -    TOTAL RETURN        STRATEGY          GROWTH         APPRECIATION       SECURITIES
   CLASS I       FUND - CLASS I      PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------   --------------   ---------------   --------------     -------------    ---------------
$            -   $       11,607   $         3,811   $           24     $       1,258    $         2,400
--------------   --------------   ---------------   --------------     -------------    ---------------

         7,867            7,237             2,993              368             7,202                988
             -                -                 -                -                 -                  -
--------------   --------------   ---------------   --------------     -------------    ---------------
         7,867            7,237             2,993              368             7,202                988
--------------   --------------   ---------------   --------------     -------------    ---------------
        (7,867)           4,370               818             (344)           (5,944)             1,412
--------------   --------------   ---------------   --------------     -------------    ---------------

        53,166            3,828                 -                -                 -              1,659
        13,690            8,903             2,706            1,694            50,714                 46
--------------   --------------   ---------------   --------------     -------------    ---------------

        66,856           12,731             2,706            1,694            50,714              1,705
--------------   --------------   ---------------   --------------     -------------    ---------------

       (33,903)          (5,738)           (8,266)            (395)           (9,026)            (3,054)
--------------   --------------   ---------------   --------------     -------------    ---------------

$       25,086   $       11,363   $        (4,742)  $          955     $      35,744  $              63
==============   ==============   ===============   ==============     =============    ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                       DISCIPLINED
                                                         MID CAP           EQUITY       FEDERATED
                                                          STOCK            INCOME         STOCK         LARGE CAP
                                                        PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                      -------------    ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends .......................................   $           -    $          -   $          -   $             -
                                                      -------------    ------------   ------------   ---------------

EXPENSES:
  Insurance charges ...............................          86,318         176,960         14,708            84,533
  Floor benefit expense ...........................               -               -              -                 -
                                                      -------------    ------------   ------------   ---------------

    Total expenses ................................          86,318         176,960         14,708            84,533
                                                      -------------    ------------   ------------   ---------------

      Net investment income (loss) ................         (86,318)       (176,960)       (14,708)          (84,533)
                                                      -------------    ------------   ------------   ---------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................          79,637         207,208              -                 -
    Realized gain (loss) on sale of investments ...         217,727         207,292         27,725          (322,942)
                                                      -------------    ------------   ------------   ---------------

      Realized gain (loss) ........................         297,364         414,500         27,725          (322,942)
                                                      -------------    ------------   ------------   ---------------

    Change in unrealized gain (loss)
      on investments ..............................         530,865         225,281         31,098           882,135
                                                      -------------    ------------   ------------   ---------------

  Net increase (decrease) in net assets
    resulting from operations .....................   $     741,911    $    462,821   $     44,115   $       474,660
                                                      =============    ============   ============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

 MERCURY LARGE    MFS EMERGING      MFS MID CAP        MFS TOTAL                           MONDRIAN
   CAP CORE          GROWTH           GROWTH            RETURN           MFS VALUE       INTERNATIONAL
   PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO      STOCK PORTFOLIO
--------------   --------------   ---------------   --------------     --------------   ---------------
$            -   $            -   $             -   $      421,084     $        5,919   $           745
--------------   --------------   ---------------   --------------     --------------   ---------------

        10,004               83            48,880          235,983              5,479            17,150
             -                -                 -                -                  -                 -
--------------   --------------   ---------------   --------------     --------------   ---------------

        10,004               83            48,880          235,983              5,479            17,150
--------------   --------------   ---------------   --------------     --------------   ---------------

       (10,004)             (83)          (48,880)         185,101                440           (16,405)
--------------   --------------   ---------------   --------------     --------------   ---------------

             -                -                 -          914,728             21,361                 -
       (31,858)             388          (604,043)         130,809              6,153            68,549
--------------   --------------   ---------------   --------------     --------------   ---------------

       (31,858)             388          (604,043)       1,045,537             27,514            68,549
--------------   --------------   ---------------   --------------     --------------   ---------------

       123,192           (1,618)          699,907         (895,792)            (4,505)           56,132
--------------   --------------   ---------------   --------------     --------------   ---------------

$       81,330   $       (1,313)  $        46,984   $      334,846     $       23,449   $       108,276
==============   ==============   ===============   ==============     ==============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                         PIONEER
                                                         PIONEER        PIONEER MID     STRATEGIC      STRATEGIC
                                                           FUND          CAP VALUE        INCOME         EQUITY
                                                        PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                      -------------    ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends .......................................   $           -    $         75   $     71,696   $        51,613
                                                      -------------    ------------   ------------   ---------------

EXPENSES:
  Insurance charges ...............................          21,500             185         18,746           110,945
  Floor benefit expense ...........................               -               -              -                 -
                                                      -------------    ------------   ------------   ---------------

    Total expenses ................................          21,500             185         18,746           110,945
                                                      -------------    ------------   ------------   ---------------

      Net investment income (loss) ................         (21,500)           (110)        52,950           (59,332)
                                                      -------------    ------------   ------------   ---------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................               -             580              -                 -
    Realized gain (loss) on sale of investments ...        (103,930)           (271)          (972)       (1,182,351)
                                                      -------------    ------------   ------------   ---------------

      Realized gain (loss) ........................        (103,930)            309           (972)       (1,182,351)
                                                      -------------    ------------   ------------   ---------------

    Change in unrealized gain (loss)
      on investments ..............................         203,621            (237)       (14,676)        1,222,187
                                                      -------------    ------------   ------------   ---------------

  Net increase (decrease) in net assets
    resulting from operations .....................   $      78,191    $        (38)  $     37,302   $       (19,496)
                                                      =============    ============   ============   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                      U.S.        SB ADJUSTABLE      SMITH BARNEY                        SMITH BARNEY
   TRAVELERS      GOVERNMENT       RATE INCOME        AGGRESSIVE       SMITH BARNEY      INTERNATIONAL
 QUALITY BOND     SECURITIES       PORTFOLIO -          GROWTH          HIGH INCOME     ALL CAP GROWTH
   PORTFOLIO       PORTFOLIO      CLASS I SHARES       PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------   --------------   ---------------   --------------   ----------------   ---------------
$            -   $           11   $         9,904   $            -   $         76,518   $        26,396
--------------   --------------   ---------------   --------------   ----------------   ---------------

        99,948          177,995             3,919          137,972             12,743            25,117
           149                -                 -                -                  -                 -
--------------   --------------   ---------------   --------------   ----------------   ---------------

       100,097          177,995             3,919          137,972             12,743            25,117
--------------   --------------   ---------------   --------------   ----------------   ---------------

      (100,097)        (177,984)            5,985         (137,972)            63,775             1,279
--------------   --------------   ---------------   --------------   ----------------   ---------------

             -           14,198                 -              344                  -                 -
       (23,856)          40,325               803          254,063               (328)           18,832
--------------   --------------   ---------------   --------------   ----------------   ---------------

       (23,856)          54,523               803          254,407               (328)           18,832
--------------   --------------   ---------------   --------------   ----------------   ---------------

       155,912          566,013            (2,842)       1,005,161            (50,444)          175,745
--------------   --------------   ---------------   --------------   ----------------   ---------------

$       31,959   $      442,552   $         3,946   $    1,121,596   $         13,003   $       195,856
==============   ==============   ===============   ==============   ================   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                     FOR THE YEAR ENDED DECEMBER 31, 2005

                                                      SMITH BARNEY                                       EMERGING
                                                          LARGE            SOCIAL        COMSTOCK         GROWTH
                                                      CAPITALIZATION     AWARENESS     PORTFOLIO -     PORTFOLIO -
                                                         GROWTH            STOCK         CLASS II        CLASS II
                                                        PORTFOLIO        PORTFOLIO        SHARES          SHARES
                                                      --------------   -------------   ------------   -------------
INVESTMENT INCOME:
  Dividends .......................................   $        9,016   $      21,824   $      7,921   $          12
                                                      --------------   -------------   ------------   -------------

EXPENSES:
  Insurance charges ...............................           88,620          40,197         11,774           1,879
  Floor benefit expense ...........................                -               -              -               -
                                                      --------------   -------------   ------------   -------------

    Total expenses ................................           88,620          40,197         11,774           1,879
                                                      --------------   -------------   ------------   -------------

      Net investment income (loss) ................          (79,604)        (18,373)        (3,853)         (1,867)
                                                      --------------   -------------   ------------   -------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................                -               -         27,428               -
    Realized gain (loss) on sale of investments ...          (25,493)        (58,579)         6,588           2,455
                                                      --------------   -------------   ------------   -------------

      Realized gain (loss) ........................          (25,493)        (58,579)        34,016           2,455
                                                      --------------   -------------   ------------   -------------

    Change in unrealized gain (loss)
      on investments ..............................          304,618         161,992         12,671          11,631
                                                      --------------   -------------   ------------   -------------

  Net increase (decrease) in net assets
    resulting from operations .....................   $      199,521   $      85,040   $     42,834   $      12,219
                                                      ==============   =============   ============   =============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                   SMITH BARNEY                                             DYNAMIC
                     SMALL CAP                                             CAPITAL
  ENTERPRISE          GROWTH        ASSET MANAGER    CONTRAFUND(R)       APPRECIATION          MID CAP
  PORTFOLIO -      OPPORTUNITIES     PORTFOLIO -      PORTFOLIO -         PORTFOLIO -        PORTFOLIO -
CLASS II SHARES      PORTFOLIO     SERVICE CLASS 2   SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
---------------   --------------   ---------------   ---------------   -----------------   ---------------
$           217   $            -   $      118,600   $         5,584   $               -   $             -
---------------   --------------   --------------   ---------------   -----------------   ---------------

            579            3,863           56,821            60,096               2,796            64,729
              -                -                -                 -                   -                 -
---------------   --------------   --------------   ---------------   -----------------   ---------------
            579            3,863           56,821            60,096               2,796            64,729
---------------   --------------   --------------   ---------------   -----------------   ---------------
           (362)          (3,863)          61,779           (54,512)             (2,796)          (64,729)
---------------   --------------   --------------   ---------------   -----------------   ---------------

              -           33,279            1,625               798                   -            75,117
             44           11,698           12,072           113,812               1,597            87,574
---------------   --------------   --------------   ---------------   -----------------   ---------------
             44           44,977           13,697           114,610               1,597           162,691
---------------   --------------   --------------   ---------------   -----------------   ---------------

          3,321          (28,367)          41,366           695,499              43,515           799,433
---------------   --------------   --------------   ---------------   -----------------   ---------------

$         3,003   $       12,747   $      116,842   $       755,597   $          42,316   $       897,395
===============   ==============   ==============   ===============   =================   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                         WELLS FARGO
                                                       ADVANTAGE MULTI
                                                       CAP VALUE FUND
                                                      -----------------
INVESTMENT INCOME:
  Dividends .......................................   $           2,846
                                                      -----------------
EXPENSES:

  Insurance charges ...............................               8,776
  Floor benefit expense ...........................                   -
                                                      -----------------

    Total expenses ................................               8,776
                                                      -----------------

      Net investment income (loss) ................              (5,930)
                                                      -----------------
REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................                   -
    Realized gain (loss) on sale of investments ...              30,373
                                                      -----------------
      Realized gain (loss) ........................              30,373
                                                      -----------------
    Change in unrealized gain (loss)
      on investments ..............................              68,011
                                                      -----------------

  Net increase (decrease) in net assets
    resulting from operations .....................   $          92,454
                                                      =================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                CAPITAL APPRECIATION FUND     HIGH YIELD BOND TRUST        MANAGED ASSETS TRUST
                                                -------------------------   -------------------------   -------------------------
                                                    2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $  (163,265)  $  (137,736)  $   (97,667)  $   447,446   $  (277,700)  $   262,616
  Realized gain (loss) ......................      (168,590)     (627,934)       69,818        82,560       (22,300)       32,488
  Change in unrealized gain (loss)
    on investments ..........................     2,456,221     2,725,194        36,938        24,915       863,562     1,511,746
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............     2,124,366     1,959,524         9,089       554,921       563,562     1,806,850
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............       905,400       662,719       487,595       663,918     1,265,964     2,222,525
  Participant transfers from other
    funding options .........................       805,692       289,822       266,960       774,345       337,836     1,005,858
  Administrative and asset allocation
    charges .................................             -             -             -             -             -             -
  Contract surrenders .......................    (1,196,611)     (527,634)     (811,478)     (356,513)   (2,283,597)   (1,649,542)
  Participant transfers to other
    funding options .........................      (446,972)   (1,101,417)     (365,617)     (663,134)   (1,013,222)     (737,193)
  Other receipts/(payments) .................       (10,372)            -       (40,361)      (48,421)      (35,194)      (67,527)
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......        57,137      (676,510)     (462,901)      370,195    (1,728,213)      774,121
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...     2,181,503     1,283,014      (453,812)      925,116    (1,164,651)    2,580,971

NET ASSETS:
    Beginning of year .......................    12,713,241    11,430,227     8,246,182     7,321,066    23,790,422    21,209,451
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $14,894,744   $12,713,241   $ 7,792,370   $ 8,246,182   $22,625,771   $23,790,422
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                     AIM V.I.                     GLOBAL
                                                                              PREMIER EQUITY FUND -       GROWTH FUND - CLASS 2
                                                  MONEY MARKET PORTFOLIO             SERIES I                     SHARES
                                                -------------------------   -------------------------   -------------------------
                                                    2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $   218,623   $   (33,348)  $      (575)  $    (1,413)  $    (2,417)  $      (595)
  Realized gain (loss) ......................             -             -        10,841         1,541         6,601            92
  Change in unrealized gain (loss)
    on investments ..........................             -             -        (1,408)        9,706        52,251        17,537
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............       218,623       (33,348)        8,858         9,834        56,435        17,034
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............     1,848,855     2,280,148             -           365       329,362        54,735
  Participant transfers from other
    funding options .........................     1,702,146     2,989,203             -         7,622       346,158       130,055
  Administrative and asset allocation
    charges .................................             -             -             -             -             -             -
  Contract surrenders .......................    (1,828,395)   (2,369,442)      (25,940)      (25,161)      (24,939)       (2,228)
  Participant transfers to other
    funding options .........................    (3,642,551)   (6,130,219)      (65,273)       (8,352)      (87,435)            -
  Other receipts/(payments) .................      (175,088)     (157,769)            -             -             -             -
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......    (2,095,033)   (3,388,079)      (91,213)      (25,526)      563,146       182,562
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...    (1,876,410)   (3,421,427)      (82,355)      (15,692)      619,581       199,596

NET ASSETS:
    Beginning of year .......................    14,409,174    17,830,601       230,154       245,846       199,596             -
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $12,532,764   $14,409,174   $   147,799   $   230,154   $   819,177   $   199,596
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 GROWTH-                    CITISTREET                  CITISTREET
 GROWTH FUND - CLASS 2     INCOME FUND - CLASS 2     DIVERSIFIED BOND FUND -       INTERNATIONAL STOCK
         SHARES                   SHARES                     CLASS I                 FUND - CLASS I
-----------------------   -----------------------   -------------------------   -------------------------
   2005         2004         2005         2004          2005          2004          2005          2004
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------
$   (2,656)  $     (578)  $    8,315   $    2,093   $ 1,993,253   $ 1,934,515   $    43,176   $    63,033
     4,776          341        7,757           39       411,267       222,629       361,494      (192,093)

   200,297       23,716       68,434       27,879    (1,604,051)      807,214     4,894,949     5,025,312
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   202,417       23,479       84,506       30,011       800,469     2,964,358     5,299,619     4,896,252
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   778,378       80,060      987,272      229,672    11,454,322    20,396,550     4,415,240     8,098,025

   848,448      246,158      652,437      266,278     3,792,665     6,556,514       570,648       973,235

         -            -            -            -      (504,953)     (502,316)     (219,718)     (220,679)
   (70,358)      (2,082)     (86,197)      (1,144)  (10,772,820)   (6,834,462)   (4,756,146)   (2,715,533)

   (33,793)     (11,966)     (72,087)      (7,229)   (2,472,252)   (4,061,902)   (2,268,745)   (3,390,742)
         -            -           72            -      (378,519)     (353,600)     (101,435)     (177,912)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

 1,522,675      312,170    1,481,497      487,577     1,118,443    15,200,784    (2,360,156)    2,566,394
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

 1,725,092      335,649    1,566,003      517,588     1,918,912    18,165,142     2,939,463     7,462,646

   335,649            -      517,588            -    93,755,235    75,590,093    41,301,670    33,839,024
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

$2,060,741   $  335,649   $2,083,591   $  517,588   $95,674,147   $93,755,235   $44,241,133   $41,301,670
==========   ==========   ==========   ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                        CITISTREET                  CITISTREET                    CREDIT
                                                   LARGE COMPANY STOCK         SMALL COMPANY STOCK        SUISSE TRUST EMERGING
                                                      FUND - CLASS I              FUND - CLASS I            MARKETS PORTFOLIO
                                                -------------------------   -------------------------   -------------------------
                                                    2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $   (67,447)  $  (198,927)  $  (375,370)  $  (336,213)  $    (9,541)  $   (15,061)
  Realized gain (loss) ......................       112,348      (194,393)    1,864,320        71,849        51,537       (17,547)
  Change in unrealized gain (loss)
    on investments ..........................     3,436,669     5,571,536       512,878     4,384,978       390,019       373,198
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............     3,481,570     5,178,216     2,001,828     4,120,614       432,015       340,590
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............     7,180,883    13,007,699     3,224,982     6,025,556        10,418           543
  Participant transfers from other
    funding options .........................       703,372     2,216,889       527,474     1,188,922       200,152       205,345
  Administrative and asset allocation
    charges .................................      (366,283)     (360,962)     (162,609)     (164,261)            -             -
  Contract surrenders .......................    (7,687,193)   (4,188,426)   (3,994,056)   (2,263,711)     (254,606)      (70,374)
  Participant transfers to other
    funding options .........................    (1,907,837)   (2,364,094)   (1,501,279)   (2,927,691)      (85,775)     (152,982)
  Other receipts/(payments) .................      (167,650)     (282,706)      (74,480)     (165,960)         (107)       (5,473)
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......    (2,244,708)    8,028,400    (1,979,968)    1,692,855      (129,918)      (22,941)
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...     1,236,862    13,206,616        21,860     5,813,469       302,097       317,649

NET ASSETS:
    Beginning of year .......................    64,818,478    51,611,862    34,343,126    28,529,657     1,844,188     1,526,539
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $66,055,340   $64,818,478   $34,364,986   $34,343,126   $ 2,146,285   $ 1,844,188
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

       DELAWARE                  DELAWARE                  DREYFUS VIF -        DREYFUS VIF - DEVELOPING
   VIP REIT SERIES -        VIP SMALL CAP VALUE      APPRECIATION PORTFOLIO -      LEADERS PORTFOLIO -
    STANDARD CLASS        SERIES - STANDARD CLASS         INITIAL SHARES             INITIAL SHARES
-----------------------   -----------------------   -------------------------   -------------------------
   2005         2004         2005         2004          2005          2004          2005          2004
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------
$   43,991   $   34,143   $  (49,671)  $  (50,267)  $   (50,121)  $    18,017   $  (133,936)  $  (115,135)
   631,710      250,361      610,874      243,434       (13,832)      (48,158)     (156,313)     (174,137)

  (336,147)   1,059,727     (110,634)     755,195       193,013       195,569       749,432     1,371,628
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   339,554    1,344,231      450,569      948,362       129,060       165,428       459,183     1,082,356
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   601,386      753,678      317,614      426,304       229,051        78,877       292,148       587,008

   720,028    1,155,087      505,715      501,939        67,662        43,364       138,508       381,343

         -            -            -            -             -             -             -             -
  (517,154)    (289,576)    (652,988)    (322,101)     (651,199)     (427,867)   (1,095,783)     (485,134)

  (819,136)    (636,450)    (162,966)    (383,724)     (273,537)     (317,530)     (939,545)     (583,288)
         -       (5,656)           -       (6,303)      (13,284)         (160)      (15,926)       19,672
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   (14,876)     977,083        7,375      216,115      (641,307)     (623,316)   (1,620,598)      (80,399)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   324,678    2,321,314      457,944    1,164,477      (512,247)     (457,888)   (1,161,415)    1,001,957

 6,193,210    3,871,896    5,663,717    4,499,240     4,513,234     4,971,122    11,909,605    10,907,648
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

$6,517,888   $6,193,210   $6,121,661   $5,663,717   $ 4,000,987   $ 4,513,234   $10,748,190   $11,909,605
==========   ==========   ==========   ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                          MUTUAL              TEMPLETON DEVELOPING              TEMPLETON
                                                 SHARES SECURITIES FUND -      MARKETS SECURITIES           FOREIGN SECURITIES
                                                      CLASS 2 SHARES          FUND - CLASS 2 SHARES       FUND - CLASS 2 SHARES
                                                -------------------------   -------------------------   -------------------------
                                                    2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $      (441)  $      (381)  $    (1,010)  $      (298)  $       312   $      (580)
  Realized gain (loss) ......................         1,909           353         7,621           434         2,770            32
  Change in unrealized gain (loss)
    on investments ..........................        23,010        10,999       111,113        11,259        85,493        21,303
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............        24,478        10,971       117,724        11,395        88,575        20,755
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............        31,362        77,783       267,880        31,837       328,173       174,116
  Participant transfers from other
    funding options .........................       110,350        27,145       681,888        20,419       570,391        74,147
  Administrative and asset allocation
    charges .................................             -             -             -             -             -             -
  Contract surrenders .......................        (9,128)       (3,984)      (30,083)         (450)      (15,030)            -
  Participant transfers to other
    funding options .........................           (98)            -       (85,248)       (2,094)      (36,602)      (12,085)
  Other receipts/(payments) .................             -             -             -             -             -             -
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......       132,486       100,944       834,437        49,712       846,932       236,178
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...       156,964       111,915       952,161        61,107       935,507       256,933

NET ASSETS:
    Beginning of year .......................       141,767        29,852        61,107             -       256,933             -
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $   298,731   $   141,767   $ 1,013,268   $    61,107   $ 1,192,440   $   256,933
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

       TEMPLETON                                             EQUITY
   GROWTH SECURITIES                                    INDEX PORTFOLIO -              FUNDAMENTAL
 FUND - CLASS 2 SHARES     APPRECIATION PORTFOLIO        CLASS II SHARES             VALUE PORTFOLIO
-----------------------   -----------------------   -------------------------   -------------------------
    2005         2004         2005         2004         2005          2004          2005          2004
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------
$   (2,183)  $   (1,636)  $  (11,367)  $     (669)  $      (803)  $    32,104   $   (28,144)  $   (50,972)
     9,284          338       73,252       22,960       (60,676)     (179,344)      730,985       311,441

   154,559       49,872       45,728      199,115       658,654     1,894,025      (402,279)      374,610
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   161,660       48,574      107,613      221,406       597,175     1,746,785       300,562       635,079
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

 1,118,105      502,618      249,241      609,312     1,496,279     1,913,611       141,496     1,077,615

   938,519      112,540      271,850       77,724       566,321       589,900        64,152       350,460

         -            -            -            -             -             -             -             -
   (54,383)      (8,435)    (221,070)    (150,116)   (2,423,729)   (1,427,355)     (809,487)     (482,935)

  (100,444)           -     (234,455)     (69,985)   (1,212,366)   (1,091,615)     (574,583)     (192,781)
         -            -            -            -       (19,918)      (62,070)            -       (17,820)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

 1,901,797      606,723       65,566      466,935    (1,593,413)      (77,529)   (1,178,422)      734,539
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

 2,063,457      655,297      173,179      688,341      (996,238)    1,669,256      (877,860)    1,369,618

   655,297            -    3,329,016    2,640,675    21,170,342    19,501,086    10,079,696     8,710,078
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

$2,718,754   $  655,297   $3,502,195   $3,329,016   $20,174,104   $21,170,342   $ 9,201,836   $10,079,696
==========   ==========   ==========   ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                         BALANCED                     MID CAP                   WORLDWIDE
                                                   PORTFOLIO - SERVICE          GROWTH PORTFOLIO -          GROWTH PORTFOLIO -
                                                          SHARES                  SERVICE SHARES              SERVICE SHARES
                                                -------------------------   -------------------------   -------------------------
                                                    2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $    14,552   $    16,343   $    (2,929)  $    (1,869)  $    (1,879)  $   (17,506)
  Realized gain (loss) ......................        22,677        16,813         5,881         1,032      (377,843)     (336,826)
  Change in unrealized gain (loss)
    on investments ..........................        67,198        80,053        23,872        28,093       568,563       511,632
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............       104,427       113,209        26,824        27,256       188,841       157,300
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............        62,283        91,329        93,908        42,044       127,162       249,494
  Participant transfers from other
    funding options .........................        67,791       100,611        42,409        37,356        79,447        67,619
  Administrative and asset allocation
    charges .................................             -             -             -             -             -             -
  Contract surrenders .......................      (129,065)     (119,553)      (16,276)            -      (514,657)     (233,197)
  Participant transfers to other
    funding options .........................       (47,944)      (76,639)      (13,194)      (16,200)     (465,633)     (505,908)
  Other receipts/(payments) .................             -       (18,064)            -             -        (7,226)            -
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......       (46,935)      (22,316)      106,847        63,200      (780,907)     (421,992)
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...        57,492        90,893       133,671        90,456      (592,066)     (264,692)

NET ASSETS:
    Beginning of year .......................     1,662,857     1,571,964       183,971        93,515     5,350,408     5,615,100
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $ 1,720,349   $ 1,662,857   $   317,642   $   183,971   $ 4,758,342   $ 5,350,408
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

         LAZARD
  RETIREMENT SMALL CAP           GROWTH AND                                      OPPENHEIMER MAIN STREET
       PORTFOLIO             INCOME PORTFOLIO        MID-CAP VALUE PORTFOLIO     FUND/VA - SERVICE SHARES
-----------------------   -----------------------   -------------------------   -------------------------
    2005         2004         2005         2004         2005          2004          2005          2004
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------
$   (4,114)  $     (976)  $      607   $    1,485   $    (2,726)  $      (269)  $      (580)  $      (247)
    31,805           48       41,201        2,436        39,916         7,679           221             7

   (16,094)      26,694      (20,994)      24,343          (591)       21,897         9,238         4,054
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    11,597       25,766       20,814       28,264        36,599        29,307         8,879         3,814
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    60,292       92,344      258,362      181,541       172,916       107,778        86,455        63,820

   112,328      141,650      127,332       87,582       226,687       193,261        15,867        12,704

         -            -            -            -             -             -             -             -
   (10,088)           -      (15,233)           -       (31,476)       (5,406)       (3,065)            -

   (72,093)           -       (5,100)           -       (43,865)      (69,972)            -             -
         -            -            -            -             -             -             -             -
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    90,439      233,994      365,361      269,123       324,262       225,661        99,257        76,524
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   102,036      259,760      386,175      297,387       360,861       254,968       108,136        80,338

   259,760            -      297,387            -       254,968             -        80,338             -
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

$  361,796   $  259,760   $  683,562   $  297,387   $   615,829   $   254,968   $   188,474   $    80,338
==========   ==========   ==========   ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                  PUTNAM
                                                 REAL RETURN PORTFOLIO -     TOTAL RETURN PORTFOLIO -      VT DISCOVERY GROWTH
                                                   ADMINISTRATIVE CLASS        ADMINISTRATIVE CLASS       FUND - CLASS IB SHARES
                                                -------------------------   -------------------------   -------------------------
                                                    2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $     1,416   $         -   $   158,514   $    45,223   $      (776)  $      (833)
  Realized gain (loss) ......................         2,108             -       133,532       143,981         3,799           920
  Change in unrealized gain (loss)
    on investments ..........................        (2,402)            -      (209,487)       58,618            62         4,114
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............         1,122             -        82,559       247,822         3,085         4,201
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............       181,605             -       844,149       623,620         2,414             -
  Participant transfers from other
    funding options .........................        11,023             -       578,963       969,679        14,287             -
  Administrative and asset allocation
    charges .................................             -             -             -             -             -             -
  Contract surrenders .......................             -             -      (708,040)     (546,133)           39             -
  Participant transfers to other
    funding options .........................             -             -      (468,494)   (1,174,857)      (15,898)       (4,695)
  Other receipts/(payments) .................             -             -        (8,571)      (51,507)            -             -
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......       192,628             -       238,007      (179,198)          842        (4,695)
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...       193,750             -       320,566        68,624         3,927          (494)

NET ASSETS:
    Beginning of year .......................             -             -     6,974,499     6,905,875        72,233        72,727
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $   193,750   $         -   $ 7,295,065   $ 6,974,499   $    76,160   $    72,233
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

       PUTNAM VT                 PUTNAM VT
  INTERNATIONAL EQUITY    SMALL CAP VALUE FUND -
 FUND - CLASS IB SHARES       CLASS IB SHARES         ALL CAP FUND - CLASS I     INVESTORS FUND - CLASS I
-----------------------   -----------------------   -------------------------   -------------------------
   2005         2004         2005         2004         2005          2004          2005          2004
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------
$    2,436   $    2,428   $  (57,177)  $  (35,198)  $   (49,267)  $   (88,350)  $    (2,754)  $    11,096
    39,461       25,893      502,205       79,346       221,242        96,286        64,617        24,256

    70,427       97,744     (122,919)     902,513       163,010       884,586       142,250       329,594
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   112,324      126,065      322,109      946,661       334,985       892,522       204,113       364,946
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    30,229       61,475      622,433      565,060       615,474     1,234,173       174,867       546,077

    95,330       94,897      563,226    1,147,713        22,453       763,643        78,066        54,610

         -            -            -            -             -             -             -             -
   (58,813)     (61,209)    (388,351)    (192,703)   (1,168,279)     (591,018)     (468,391)     (296,378)

   (80,419)     (76,206)    (574,448)    (226,581)     (590,851)     (591,328)     (210,050)     (237,818)
         -            -            -       43,345        (3,542)      (49,960)            -             -
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   (13,673)      18,957      222,860    1,336,834    (1,124,745)      765,510      (425,508)       66,491
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    98,651      145,022      544,969    2,283,495      (789,760)    1,658,032      (221,395)      431,437

   988,359      843,337    5,280,294    2,996,799    13,851,585    12,193,553     4,338,270     3,906,833
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

$1,087,010   $  988,359   $5,825,263   $5,280,294   $13,061,825   $13,851,585   $ 4,116,875   $ 4,338,270
==========   ==========   ==========   ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                        SMALL CAP                  TOTAL RETURN           SMITH BARNEY DIVIDEND
                                                  GROWTH FUND - CLASS I           FUND - CLASS I            STRATEGY PORTFOLIO
                                                -------------------------   -------------------------   -------------------------
                                                    2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $    (7,867)  $    (6,434)  $     4,370   $     3,454   $       818   $      (455)
  Realized gain (loss) ......................        66,856         5,460        12,731        22,070         2,706            52
  Change in unrealized gain (loss)
    on investments ..........................       (33,903)       64,337        (5,738)       20,022        (8,266)        6,766
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............        25,086        63,363        11,363        45,546        (4,742)        6,363
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............        52,681        78,986         1,004        95,125        11,669        17,549
  Participant transfers from other
    funding options .........................        77,479       247,096         1,071        29,970             -        57,096
  Administrative and asset allocation
    charges .................................             -             -             -             -             -             -
  Contract surrenders .......................       (62,424)      (22,699)      (56,830)      (63,689)      (22,036)         (654)
  Participant transfers to other
    funding options .........................       (34,524)     (126,843)            -       (77,451)      (85,619)         (117)
  Other receipts/(payments) .................             -             -           337             -             -           (12)
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......        33,212       176,540       (54,418)      (16,045)      (95,986)       73,862
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...        58,298       239,903       (43,055)       29,501      (100,728)       80,225

NET ASSETS:
    Beginning of year .......................       626,251       386,348       630,580       601,079       294,711       214,486
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $   684,549   $   626,251   $   587,525   $   630,580   $   193,983   $   294,711
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

      SMITH BARNEY
 PREMIER SELECTIONS ALL         AIM CAPITAL                CONVERTIBLE                 DISCIPLINED
  CAP GROWTH PORTFOLIO     APPRECIATION PORTFOLIO      SECURITIES PORTFOLIO      MID CAP STOCK PORTFOLIO
-----------------------   -----------------------   -------------------------   -------------------------
    2005         2004         2005         2004         2005          2004          2005          2004
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------
$     (344)  $     (348)  $   (5,944)  $   (7,437)  $     1,412   $     1,126   $   (86,318)  $   (59,581)
     1,694        1,142       50,714       13,389         1,705           251       297,364       312,826

      (395)         823       (9,026)      28,254        (3,054)        1,137       530,865       675,979
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

       955        1,617       35,744       34,206            63         2,514       741,911       929,224
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

         -        7,672       25,262       77,563        13,444        38,587       202,681       589,383

     5,000       29,449      122,079       53,968        23,647        64,802       359,731       293,626

         -            -            -            -             -             -             -             -
    (3,014)           -     (287,760)     (14,355)      (10,754)         (393)     (832,571)     (452,608)

   (23,662)     (21,993)     (33,393)     (72,868)         (574)      (38,805)     (193,961)     (464,411)
         -            -            -      (10,605)            -             -             -             -
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   (21,676)      15,128     (173,812)      33,703        25,763        64,191      (464,120)      (34,010)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

   (20,721)      16,745     (138,068)      67,909        25,826        66,705       277,791       895,214

    40,892       24,147      737,069      669,160        66,705             -     7,024,104     6,128,890
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

$   20,171   $   40,892   $  599,001   $  737,069   $    92,531   $    66,705   $ 7,301,895   $ 7,024,104
==========   ==========   ==========   ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                 EQUITY INCOME PORTFOLIO    FEDERATED STOCK PORTFOLIO      LARGE CAP PORTFOLIO
                                                -------------------------   -------------------------   -------------------------
                                                    2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $  (176,960)  $    27,927   $   (14,708)  $     2,232   $   (84,533)  $   (31,251)
  Realized gain (loss) ......................       414,500       769,964        27,725         4,065      (322,942)     (258,372)
  Change in unrealized gain (loss)
    on investments ..........................       225,281       406,051        31,098       108,911       882,135       659,927
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............       462,821     1,203,942        44,115       115,208       474,660       370,304
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............       927,253     1,768,642        10,200         3,627       223,172       149,968
  Participant transfers from other
    funding options .........................       542,792     1,122,235           811        34,825        32,034       326,118
  Administrative and asset allocation
    charges .................................             -             -             -             -             -             -
  Contract surrenders .......................    (1,503,726)     (652,008)     (222,375)     (101,716)     (671,323)     (390,324)
  Participant transfers to other
    funding options .........................      (543,906)     (820,060)      (70,916)      (71,710)     (677,447)     (388,211)
  Other receipts/(payments) .................       (22,799)      (34,133)            -             -       (12,908)            -
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......      (600,386)    1,384,676      (282,280)     (134,974)   (1,106,472)     (302,449)
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...      (137,565)    2,588,618      (238,165)      (19,766)     (631,812)       67,855

NET ASSETS:
    Beginning of year .......................    15,081,720    12,493,102     1,339,140     1,358,906     7,440,215     7,372,360
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $14,944,155   $15,081,720   $ 1,100,975   $ 1,339,140   $ 6,808,403   $ 7,440,215
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

 MERCURY LARGE CAP CORE     MFS EMERGING GROWTH        MFS MID CAP GROWTH            MFS TOTAL RETURN
       PORTFOLIO                 PORTFOLIO                  PORTFOLIO                   PORTFOLIO
-----------------------   -----------------------   -------------------------   -------------------------
    2005         2004         2005         2004         2005          2004          2005          2004
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------
$  (10,004)  $   (4,912)  $      (83)  $     (252)  $   (48,880)  $   (51,759)  $   185,101   $   290,137
   (31,858)     (72,353)         388         (311)     (604,043)     (747,667)    1,045,537       555,175

   123,192      178,132       (1,618)       2,394       699,907     1,316,699      (895,792)      912,965
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    81,330      100,867       (1,313)       1,831        46,984       517,273       334,846     1,758,277
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    86,371        8,543            -       25,694        68,375       124,095     2,237,514     2,093,726

    76,892      136,042            -        3,322       110,044       284,434       742,272     1,440,987
         -            -            -            -             -             -             -             -
  (127,022)     (34,377)           -       (8,518)     (500,066)     (293,561)   (2,545,350)   (1,293,201)

   (19,601)    (116,317)     (43,363)        (123)     (312,070)     (566,235)     (706,029)     (555,783)
         -            -            -            -          (796)       (7,592)      (28,758)      (74,156)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    16,640       (6,109)     (43,363)      20,375      (634,513)     (458,859)     (300,351)    1,611,573
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    97,970       94,758      (44,676)      22,206      (587,529)       58,414        34,495     3,369,850

   813,042      718,284       44,676       22,470     4,418,798     4,360,384    19,559,622    16,189,772
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

$  911,012   $  813,042   $        -   $   44,676   $ 3,831,269   $ 4,418,798   $19,594,117   $19,559,622
==========   ==========   ==========   ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                              MONDRIAN INTERNATIONAL
                                                   MFS VALUE PORTFOLIO           STOCK PORTFOLIO          PIONEER FUND PORTFOLIO
                                                -------------------------   -------------------------   -------------------------
                                                    2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $       440   $     2,390   $   (16,405)  $     7,086   $   (21,500)  $    (6,396)
  Realized gain (loss) ......................        27,514         2,925        68,549        12,768      (103,930)     (134,018)
  Change in unrealized gain (loss)
    on investments ..........................        (4,505)       12,295        56,132       138,677       203,621       304,607
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............        23,449        17,610       108,276       158,531        78,191       164,193
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............       126,114       138,796        34,073       182,285       146,093        28,755
  Participant transfers from other
    funding options .........................       349,440       131,168       250,705       393,122         3,000         3,465
  Administrative and asset allocation
    charges .................................             -             -             -             -             -             -
  Contract surrenders .......................       (50,311)       (1,410)     (158,910)      (59,280)     (274,491)     (152,316)
  Participant transfers to other
    funding options .........................       (63,471)      (10,975)     (209,080)      (57,945)      (62,426)     (129,170)
  Other receipts/(payments) .................             -             -           (72)          (64)            -       (11,832)
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......       361,772       257,579       (83,284)      458,118      (187,824)     (261,098)
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...       385,221       275,189        24,992       616,649      (109,633)      (96,905)

NET ASSETS:
    Beginning of year .......................       275,189             -     1,343,804       727,155     1,824,680     1,921,585
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $   660,410   $   275,189   $ 1,368,796   $ 1,343,804   $ 1,715,047   $ 1,824,680
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

 PIONEER MID CAP VALUE       PIONEER STRATEGIC          STRATEGIC EQUITY          TRAVELERS QUALITY BOND
       PORTFOLIO              INCOME PORTFOLIO              PORTFOLIO                   PORTFOLIO
-----------------------   -----------------------   -------------------------   -------------------------
    2005         2004         2005         2004         2005          2004          2005          2004
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------
$     (110)  $        -   $   52,950   $   68,258   $   (59,332)  $    16,795   $  (100,097)  $   286,614
       309            -         (972)      (4,351)   (1,182,351)     (868,035)      (23,856)        4,554

      (237)           -      (14,676)      43,267     1,222,187     1,713,467       155,912      (119,842)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

       (38)           -       37,302      107,174       (19,496)      862,227        31,959       171,326
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    19,891            -      389,973       54,226       249,671       292,953       897,636       917,241

    22,098            -      267,870      117,292        47,938        85,627       205,625       451,673
         -            -            -            -             -             -             -             -
      (618)           -      (52,047)     (23,682)   (1,385,494)     (557,639)     (875,814)     (871,670)

    (6,084)           -      (84,334)     (75,489)     (718,796)     (796,596)     (515,275)   (1,506,201)
         -            -      (10,045)     (22,405)      (18,272)      (56,134)       (6,010)      (12,729)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    35,287            -      511,417       49,942    (1,824,953)   (1,031,789)     (293,838)   (1,021,686)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    35,249            -      548,719      157,116    (1,844,449)     (169,562)     (261,879)     (850,360)

         -            -    1,249,728    1,092,612    10,454,166    10,623,728     8,373,450     9,223,810
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

$   35,249   $        -   $1,798,447   $1,249,728   $ 8,609,717   $10,454,166   $ 8,111,571   $ 8,373,450
==========   ==========   ==========   ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                  SB ADJUSTABLE                SMITH BARNEY
                                                      U.S. GOVERNMENT        RATE INCOME PORTFOLIO -         AGGRESSIVE GROWTH
                                                   SECURITIES PORTFOLIO           CLASS I SHARES                 PORTFOLIO
                                                -------------------------   -------------------------   -------------------------
                                                      2005          2004          2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $  (177,984)  $   455,569   $     5,985   $       639   $  (137,972)  $  (123,920)
  Realized gain (loss) ......................        54,523        18,899           803           340       254,407        90,698
  Change in unrealized gain (loss)
    on investments ..........................       566,013       273,381        (2,842)       (1,063)    1,005,161       905,015
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............       442,552       747,849         3,946           (84)    1,121,596       871,793
                                                -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............       926,923       851,703        36,887       288,560       725,139     2,143,675
  Participant transfers from other
    funding options .........................       417,519       311,541        34,475        96,919       225,102       878,754
  Administrative and asset allocation
    charges .................................             -             -             -             -             -             -
  Contract surrenders .......................    (1,592,676)   (1,495,953)      (30,372)      (15,715)     (943,992)     (443,124)
  Participant transfers to other
    funding options .........................    (1,097,963)   (3,087,983)      (46,862)      (60,234)     (911,894)     (642,759)
  Other receipts/(payments) .................        (1,192)      (40,607)           13             -             -        14,097
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......    (1,347,389)   (3,461,299)       (5,859)      309,530      (905,645)    1,950,643
                                                -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...      (904,837)   (2,713,450)       (1,913)      309,446       215,951     2,822,436

NET ASSETS:
    Beginning of year .......................    14,845,264    17,558,714       334,015        24,569    11,638,991     8,816,555
                                                -----------   -----------   -----------   -----------   -----------   -----------

    End of year .............................   $13,940,427   $14,845,264   $   332,102   $   334,015   $11,854,942   $11,638,991
                                                ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                SMITH BARNEY              SMITH BARNEY
      SMITH BARNEY         INTERNATIONAL ALL CAP      LARGE CAPITALIZATION                SOCIAL
 HIGH INCOME PORTFOLIO        GROWTH PORTFOLIO          GROWTH PORTFOLIO        AWARENESS STOCK PORTFOLIO
-----------------------   -----------------------   -------------------------   -------------------------
   2005         2004         2005         2004         2005          2004          2005          2004
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------
$   63,775   $   76,371   $    1,279   $   (6,226)  $   (79,604)  $   (71,529)  $   (18,373)  $   (17,135)
      (328)       1,589       18,832      (31,255)      (25,493)      (38,307)      (58,579)      (77,776)

   (50,444)      16,598      175,745      363,817       304,618         9,538       161,992       270,090
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    13,003       94,558      195,856      326,336       199,521      (100,298)       85,040       175,179
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

    84,977       58,239       32,740       95,003       240,812     1,028,913       117,295       310,570

    58,483      140,696       20,173       12,717        99,059       803,854             -        22,263
         -            -            -            -             -             -             -             -
  (136,621)     (40,510)    (283,769)    (109,899)   (1,078,146)     (497,460)     (643,393)     (236,268)

  (161,083)     (85,620)    (251,054)    (169,156)   (1,053,419)     (743,350)     (170,958)     (244,713)
   (17,126)     (13,435)      (9,693)      (3,358)         (764)         (755)       (2,538)      (13,376)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

  (171,370)      59,370     (491,603)    (174,693)   (1,792,458)      591,202      (699,594)     (161,524)
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

  (158,367)     153,928     (295,747)     151,643    (1,592,937)      490,904      (614,554)       13,655

 1,119,057      965,129    2,230,190    2,078,547     8,404,436     7,913,532     3,713,257     3,699,602
----------   ----------   ----------   ----------   -----------   -----------   -----------   -----------

$  960,690   $1,119,057   $1,934,443   $2,230,190   $ 6,811,499   $ 8,404,436   $ 3,098,703   $ 3,713,257
==========   ==========   ==========   ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                   COMSTOCK PORTFOLIO -     EMERGING GROWTH PORTFOLIO -     ENTERPRISE PORTFOLIO -
                                                    CLASS II SHARES              CLASS II SHARES               CLASS II SHARES
                                                -------------------------   ---------------------------   -------------------------
                                                    2005          2004          2005            2004          2005          2004
                                                -----------   -----------   -----------     -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $    (3,853)  $    (2,253)  $    (1,867)    $    (1,349)  $      (362)  $      (489)
  Realized gain (loss) ......................        34,016         1,943         2,455             728            44            10
  Change in unrealized gain (loss)
    on investments ..........................        12,671        45,346        11,631           7,774         3,321         1,599
                                                -----------   -----------   -----------     -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............        42,834        45,036        12,219           7,153         3,003         1,120
                                                -----------   -----------   -----------     -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............       369,117        95,148        62,593          14,586             -             -
  Participant transfers from other
    funding options .........................       518,542       369,609        26,240           4,040             -             -
  Administrative and asset allocation
    charges .................................             -             -             -               -             -             -
  Contract surrenders .......................       (68,187)       (4,614)      (29,362)         (6,723)            -             -
  Participant transfers to other
    funding options .........................      (198,443)      (83,839)       (5,448)           (113)            -          (117)
  Other receipts/(payments) .................             -             -             -               -             -             -
                                                -----------   -----------   -----------     -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......       621,029       376,304        54,023          11,790             -          (117)
                                                -----------   -----------   -----------     -----------   -----------   -----------

    Net increase (decrease) in net assets ...       663,863       421,340        66,242          18,943         3,003         1,003

NET ASSETS:
    Beginning of year .......................       495,477        74,137       118,010          99,067        45,933        44,930
                                                -----------   -----------   -----------     -----------   -----------   -----------

    End of year .............................   $ 1,159,340   $   495,477   $   184,252     $   118,010   $    48,937   $    45,933
                                                ===========   ===========   ===========     ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

      SMITH BARNEY                                                                   DYNAMIC CAPITAL
    SMALL CAP GROWTH      ASSET MANAGER PORTFOLIO -   CONTRAFUND(R) PORTFOLIO -    APPRECIATION PORTFOLIO -
OPPORTUNITIES PORTFOLIO        SERVICE CLASS 2             SERVICE CLASS 2              SERVICE CLASS 2
-----------------------   -------------------------   -------------------------   -------------------------
    2005         2004         2005           2004         2005          2004          2005          2004
----------   ----------   ----------     ----------   -----------   -----------   -----------   -----------
$   (3,863)  $   (3,150)  $   61,779     $   50,232   $   (54,512)  $   (28,954)  $    (2,796)  $    (2,312)
    44,977       18,467       13,697          5,929       114,610        27,295         1,597          (992)

   (28,367)      21,432       41,366        123,159       695,499       427,159        43,515        (7,441)
----------   ----------   ----------     ----------   -----------   -----------   -----------   -----------

    12,747       36,749      116,842        179,320       755,597       425,500        42,316       (10,745)
----------   ----------   ----------     ----------   -----------   -----------   -----------   -----------

    78,974      105,528      133,549        859,268     1,440,474       942,143         3,393        49,645

    36,144      114,547      167,132         99,147       824,612       866,946       161,355        60,306
         -            -            -              -             -             -             -             -
   (11,503)     (21,849)    (326,456)      (240,934)     (621,797)      (77,495)            -       (11,698)

   (91,081)    (103,155)    (133,088)      (147,652)      (80,379)     (121,721)       (7,339)      (74,200)
         -            -            -              -             -             -             -             -
----------   ----------   ----------     ----------   -----------   -----------   -----------   -----------

    12,534       95,071     (158,863)       569,829     1,562,910     1,609,873       157,409        24,053
----------   ----------   ----------     ----------   -----------   -----------   -----------   -----------

    25,281      131,820      (42,021)       749,149     2,318,507     2,035,373       199,725        13,308

   305,978      174,158    4,806,304      4,057,155     3,952,812     1,917,439       172,787       159,479
----------   ----------   ----------     ----------   -----------   -----------   -----------   -----------

$  331,259   $  305,978   $4,764,283     $4,806,304   $ 6,271,319   $ 3,952,812   $   372,512   $   172,787
==========   ==========   ==========     ==========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                         MID CAP                   WELLS FARGO
                                                   PORTFOLIO - SERVICE         ADVANTAGE MULTI CAP
                                                         CLASS 2                    VALUE FUND
                                                -------------------------   -------------------------
                                                    2005          2004          2005          2004
                                                -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..............   $   (64,729)  $   (36,152)  $    (5,930)  $    (8,407)
  Realized gain (loss) ......................       162,691        66,208        30,373        16,126
  Change in unrealized gain (loss)
    on investments ..........................       799,433       673,426        68,011        89,399
                                                -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............       897,395       703,482        92,454        97,118
                                                -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............     1,198,819       628,682         3,383         6,885
  Participant transfers from other
    funding options .........................     1,157,329     1,166,926       135,139        66,523
  Administrative and asset allocation
    charges .................................             -             -             -             -
  Contract surrenders .......................      (314,218)     (122,902)      (96,772)      (60,959)
  Participant transfers to other
    funding options .........................      (141,194)     (319,970)      (50,073)      (65,588)
  Other receipts/(payments) .................             -        (6,245)            -       (20,064)
                                                -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......     1,900,736     1,346,491        (8,323)      (73,203)
                                                -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ...     2,798,131     2,049,973        84,131        23,915

NET ASSETS:
    Beginning of year .......................     4,156,872     2,106,899       707,425       683,510
                                                -----------   -----------   -----------   -----------

    End of year .............................   $ 6,955,003   $ 4,156,872   $   791,556   $   707,425
                                                ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

      On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup Inc. ("Citigroup") including The Travelers Insurance Company, The Travelers Life and Annuity Company, certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses.

      Effective July 1, 2005, a reorganization of mutual funds within two trusts was implemented. As part of the acquisition, MetLife acquired The Travelers Series Trust while Citigroup retained the Travelers Series Fund, Inc. The AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio and Strategic Equity Portfolio were moved from the Travelers Series Fund, Inc. to The Travelers Series Trust. Additionally, the Social Awareness Stock Portfolio was moved from The Travelers Series Trust to the Travelers Series Fund, Inc.

      The Travelers Separate Account Six for Variable Annuities ("Separate Account Six") is a separate account of The Travelers Life and Annuity Company ("The Company"), an indirect wholly owned subsidiary of MetLife and is available for funding certain variable annuity contracts issued by The Company. Separate Account Six, established on March 27, 1997, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The product supported by Separate Account Six is Travelers Retirement Account Annuity.

      Participant purchase payments applied to Separate Account Six are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2005, the investments comprising Separate Account Six were:

         Capital Appreciation Fund, Massachusetts business trust, Affiliate of
           The Company
         High Yield Bond Trust, Massachusetts business trust, Affiliate of The
            Company
         Managed Assets Trust, Massachusetts business trust, Affiliate of The
            Company
         Money Market Portfolio, Massachusetts business trust, Affiliate of The
            Company
         AIM Variable Insurance Funds, Delaware business trust
            AIM V.I. Premier Equity Fund - Series I
         American Funds Insurance Series, Massachusetts business trust
            Global Growth Fund - Class 2 Shares
            Growth Fund - Class 2 Shares
            Growth-Income Fund - Class 2 Shares
         CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of The
            Company
            CitiStreet Diversified Bond Fund - Class I
            CitiStreet International Stock Fund - Class I
            CitiStreet Large Company Stock Fund - Class I
            CitiStreet Small Company Stock Fund - Class I
         Credit Suisse Trust, Massachusetts business trust
            Credit Suisse Trust Emerging Markets Portfolio
         Delaware VIP Trust, Maryland business trust
            Delaware VIP REIT Series - Standard Class
            Delaware VIP Small Cap Value Series - Standard Class
         Dreyfus Variable Investment Fund, Maryland business trust
            Dreyfus VIF - Appreciation Portfolio - Initial Shares
            Dreyfus VIF - Developing Leaders Portfolio - Initial Shares Franklin Templeton Variable Insurance Products Trust, Massachusetts
            business trust
            Mutual Shares Securities Fund - Class 2 Shares
            Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
            Templeton Growth Securities Fund - Class 2 Shares
         Greenwich Street Series Fund, Massachusetts business trust, Affiliate of The Company
            Appreciation Portfolio
            Equity Index Portfolio - Class II Shares
            Fundamental Value Portfolio

         Janus Aspen Series, Delaware business trust
            Balanced Portfolio - Service Shares
            Mid Cap Growth Portfolio - Service Shares
            Worldwide Growth Portfolio - Service Shares
         Lazard Retirement Series, Inc., Massachusetts business trust
            Lazard Retirement Small Cap Portfolio
         Lord Abbett Series Fund, Inc., Maryland business trust
            Growth and Income Portfolio
            Mid-Cap Value Portfolio
         Oppenheimer Variable Account Funds, Massachusetts business trust
            Oppenheimer Main Street Fund/VA - Service Shares
         PIMCO Variable Insurance Trust, Massachusetts business trust
            Real Return Portfolio - Administrative Class
            Total Return Portfolio - Administrative Class
         Putnam Variable Trust, Massachusetts business trust
            Putnam VT Discovery Growth Fund - Class IB Shares
            Putnam VT International Equity Fund - Class IB Shares
            Putnam VT Small Cap Value Fund - Class IB Shares
         Salomon Brothers Variable Series Funds Inc., Maryland business trust
            All Cap Fund - Class I
            Investors Fund - Class I
            Small Cap Growth Fund - Class I
            Total Return Fund - Class I
         Smith Barney Investment Series, Massachusetts business trust
            Smith Barney Dividend Strategy Portfolio
            Smith Barney Premier Selections All Cap Growth Portfolio
         The Travelers Series Trust, Massachusetts business trust, Affiliate of
            The Company
            AIM Capital Appreciation Portfolio
            Convertible Securities Portfolio
            Disciplined Mid Cap Stock Portfolio
            Equity Income Portfolio
            Federated Stock Portfolio
            Large Cap Portfolio
            Mercury Large Cap Core Portfolio (Formerly Merrill Lynch Large Cap
               Core Portfolio)
            MFS Mid Cap Growth Portfolio
            MFS Total Return Portfolio
            MFS Value Portfolio
            Mondrian International Stock Portfolio (Formerly Lazard
             International Stock Portfolio)
            Pioneer Fund Portfolio
            Pioneer Mid Cap Value Portfolio
            Pioneer Strategic Income Portfolio
            Strategic Equity Portfolio
            Style Focus Series: Small Cap Growth Portfolio *
            Style Focus Series: Small Cap Value Portfolio *
            Travelers Quality Bond Portfolio
            U.S. Government Securities Portfolio
         Travelers Series Fund Inc., Maryland business trust
            SB Adjustable Rate Income Portfolio - Class I Shares
            Smith Barney Aggressive Growth Portfolio
            Smith Barney High Income Portfolio
            Smith Barney International All Cap Growth Portfolio
            Smith Barney Large Capitalization Growth Portfolio
            Social Awareness Stock Portfolio

         Van Kampen Life Investment Trust, Delaware business trust
            Comstock Portfolio - Class II Shares
            Emerging Growth Portfolio - Class II Shares
            Enterprise Portfolio - Class II Shares
         Variable Annuity Portfolios, Massachusetts business trust
            Smith Barney Small Cap Growth Opportunities Portfolio
         Variable Insurance Products Fund, Massachusetts business trust
            Asset Manager Portfolio - Service Class 2
            Contrafund(R) Portfolio - Service Class 2
            Dynamic Capital Appreciation Portfolio - Service Class 2
            Mid Cap Portfolio - Service Class 2
         Wells Fargo Variable Trust (Formerly Strong Variable Insurance Funds,
            Inc.), Delaware business trust
            Wells Fargo Advantage Multi Cap Value Fund (Formerly Strong Multi
               Cap Value Fund II)

         * No assets for the period

New Funds in 2005 included above:
   Pioneer Mid Cap Value Portfolio                  The Travelers Series Trust       5/2/2005
   Real Return Portfolio - Administrative Class     PIMCO Variable Insurance Trust   5/2/2005
   Style Focus Series: Small Cap Growth Portfolio   The Travelers Series Trust       5/2/2005
   Style Focus Series: Small Cap Value Portfolio    The Travelers Series Trust       5/2/2005

      Not all funds may be available in all states or to all contract owners.

      This report is prepared for the general information of contract owners and is not an offer of units of Separate Account Six or shares of Separate Account Six's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for Separate Account Six product offered by The Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by Separate Account Six in the preparation of its financial statements.

      Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

      Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions are recorded on the ex-distribution date.

      Included in "other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with The Company and distributions for payouts.

      The operations of Separate Account Six form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Separate Account Six. Separate Account Six is not taxed as a "regulated investment company" under Subchapter M of the Code.

      In 2001, Separate Account Six adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

      The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values:
         - Mortality and Expense Risks assumed by The Company (M&E)
         - Floor Benefit (FL), as chosen by the policyholder

      The table below displays separate account charges with their associated products offered in this Separate Account for each funding option. The table displays Standard (S) and Optional (O) Death Benefit (Dth Ben) designations:

-------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                                             SIX
-------------------------------------------------------------------------------------------------------------------
                                                                                            Asset-based Charges
                                                Dth                                  ------------------------------
        Separate Account Charge (1) (5)         Ben             Product                  M&E      FL (2)     Total
-------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.80% 3% AIR             S    Travelers Retirement Account      0.80%               0.80%

Separate Account Charge 0.80% 5% AIR             S    Travelers Retirement Account      0.80%               0.80%

Separate Account Charge 0.80% 0.25% FL    (3)    S    Travelers Retirement Account      0.80%     0.25%     1.05%

Separate Account Charge 0.80% 0.43% FL    (3)    S    Travelers Retirement Account      0.80%     0.43%     1.23%

Separate Account Charge 0.80% 0.62% FL    (4)    S    Travelers Retirement Account      0.80%     0.62%     1.42%

Separate Account Charge 0.80% 1.10% FL    (4)    S    Travelers Retirement Account      0.80%     1.10%     1.90%

Separate Account Charge 1.25% 3% AIR             O    Travelers Retirement Account      1.25%               1.25%

Separate Account Charge 1.25% 5% AIR             O    Travelers Retirement Account      1.25%               1.25%

Separate Account Charge 1.25% 0.33% FL    (3)    O    Travelers Retirement Account      1.25%     0.33%     1.58%

Separate Account Charge 1.25% 0.53% FL    (3)    O    Travelers Retirement Account      1.25%     0.53%     1.78%

Separate Account Charge 1.25% 0.83% FL    (4)    O    Travelers Retirement Account      1.25%     0.83%     2.08%

Separate Account Charge 1.25% 1.40% FL    (4)    O    Travelers Retirement Account      1.25%     1.40%     2.65%
-------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values may not be available through certain sub-accounts.

(2) This charge applies in the annuitization phase when the floor benefit has been selected.

(3) Applies to the Travelers Quality Bond Portfolio and the U.S. Government Securities Portfolio.

(4)   Applies to the Equity Index Portfolio - Class II Shares.

(5)   Assumed Interest Rate (AIR)

No sales charges are deducted from participant purchase payments when they are received. However, The Company assesses a withdrawal charge if a participant's purchase payment is surrendered within five years of its payment date. The maximum charge, applied to the amount withdrawn, is 5% decreasing to 0% in years six and later and assessed through the redemption of units.

      If the Variable Annuitization Floor Benefit is selected, a charge is assessed through the redemption of units upon election of this benefit. This charge compensates The Company for guaranteeing a minimum variable annuity payment regardless of the performance of the variable funding option. The charge will vary based upon market conditions, but will not exceed 3% annually. It will be set at the time of election and remain level throughout the term of annuitization.

      If the Liquidity Benefit is selected, there is a surrender charge of 5% of the amount withdrawn assessed through the redemption of units. Participants in CitiStreet Funds Inc. ("the Funds"), may elect to enter into a separate asset allocation advisory agreement with CitiStreet Financial Services, LLC ("CitiStreet"), an affiliate of The Company. Under this arrangement, CitiStreet provides asset allocation advice and charges participants an annual fee, plus a one-time set-up fee of $30. The annual fee, which decreases as the participant's assets increase, was 0.80% from January 1, 2005 to August 31, 2005. On September 1, 2005, this fee was reduced to 0.75%.

      For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. PORTFOLIO MERGERS, SUBSTITUTIONS, AND/OR LIQUIDATIONS

      Effective February 25, 2005, The Travelers Series Trust: MFS Emerging Growth Portfolio was merged into The Travelers Series Trust: MFS Mid Cap Growth Portfolio.

5. OTHER

      If the Optional Death Benefit and Credit is selected, The Company will add a credit to the contract with each purchase payment. Each credit is added to the contract value when the applicable purchase payment is applied and will equal 2% of each purchase payment. These credits are applied pro rata to the same funding option(s) to which the purchase payment was applied. An additional annuitization credit is applied to a contract value once an annuity option is purchased. This credit equals 0.5% of the contract value if annuitized during contract years 2-5, 1% during contract years 6-10 and 2% after contract year 10. There is no credit applied to contracts held less than one year.

6. STATEMENT OF INVESTMENTS

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                    -------------------------------------------------------

                                                                      NO. OF         MARKET         COST OF      PROCEEDS
INVESTMENTS                                                           SHARES          VALUE        PURCHASES    FROM SALES
                                                                    ------------   ------------   -----------   -----------
CAPITAL APPRECIATION FUND (2.7%)
     Total (Cost $14,926,456)                                            190,282   $ 14,895,239   $ 1,310,734   $ 1,416,367
                                                                    ------------   ------------   -----------   -----------

HIGH YIELD BOND TRUST (1.4%)
     Total (Cost $7,265,161)                                             776,158      7,792,631       628,067     1,188,374
                                                                    ------------   ------------   -----------   -----------

MANAGED ASSETS TRUST (4.1%)
     Total (Cost $22,946,699)                                          1,315,496     22,626,531     1,475,769     3,339,072
                                                                    ------------   ------------   -----------   -----------

MONEY MARKET PORTFOLIO (2.3%)
     Total (Cost $12,511,515)                                         12,511,515     12,511,515     3,074,223     4,959,227
                                                                    ------------   ------------   -----------   -----------

AIM VARIABLE INSURANCE FUNDS (0.0%)
  AIM V.I. Premier Equity Fund - Series I
     Total (Cost $128,576)                                                 6,622        147,804         1,757        93,540
                                                                    ------------   ------------   -----------   -----------

AMERICAN FUNDS INSURANCE SERIES (0.9%)
  Global Growth Fund - Class 2 Shares (Cost $749,414)                     41,967        819,203       677,015       116,260
  Growth Fund - Class 2 Shares (Cost $1,836,797)                          34,941      2,060,809     1,608,241        88,155
  Growth-Income Fund - Class 2 Shares (Cost $1,987,345)                   54,660      2,083,657     1,596,096       101,658
                                                                    ------------   ------------   -----------   -----------
     Total (Cost $4,573,556)                                             131,568      4,963,669     3,881,352       306,073
                                                                    ------------   ------------   -----------   -----------

CITISTREET FUNDS, INC. (43.7%)
  CitiStreet Diversified Bond Fund - Class I
     (Cost $92,370,525)                                                8,191,553     95,677,344    11,524,514     8,409,620
  CitiStreet International Stock Fund - Class I
    (Cost $37,350,583)                                                 2,887,899     44,242,616     2,749,094     5,064,591
  CitiStreet Large Company Stock Fund - Class I
    (Cost $62,725,873)                                                 5,374,903     66,057,555     4,205,754     6,515,693
  CitiStreet Small Company Stock Fund - Class I
    (Cost $29,973,276)                                                 2,398,195     34,366,139     2,930,840     3,822,829
                                                                    ------------   ------------   -----------   -----------
     Total (Cost $222,420,257)                                        18,852,550   2,40,343,654    21,410,202    23,812,733
                                                                    ------------   ------------   -----------   -----------

CREDIT SUISSE TRUST (0.4%)
  Credit Suisse Trust Emerging Markets Portfolio
     Total (Cost $1,551,644)                                             127,607      2,146,357       235,670       375,057
                                                                    ------------   ------------   -----------   -----------

DELAWARE VIP TRUST (2.3%)
  Delaware VIP REIT Series - Standard Class (Cost $4,985,301)            347,262      6,518,102     1,671,034     1,279,498
  Delaware VIP Small Cap Value Series - Standard Class
     (Cost $4,441,875)                                                   198,568      6,121,865     1,170,058       804,813
                                                                    ------------   ------------   -----------   -----------
     Total (Cost $9,427,176)                                             545,830     12,639,967     2,841,092     2,084,311
                                                                    ------------   ------------   -----------   -----------

DREYFUS VARIABLE INVESTMENT FUND (2.7%)
  Dreyfus VIF - Appreciation Portfolio - Initial Shares
    (Cost $3,969,417)                                                    107,818      4,001,120       221,480       912,775
  Dreyfus VIF - Developing Leaders Portfolio - Initial
     Shares (Cost $10,979,123)                                           244,507     10,748,549       246,800     2,000,975
                                                                    ------------   ------------   -----------   -----------
     Total (Cost $14,948,540)                                            352,325     14,749,669       468,280     2,913,750
                                                                    ------------   ------------   -----------   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    (0.9%)
  Mutual Shares Securities Fund - Class 2 Shares
    (Cost $261,960)                                                       16,441        298,740       144,518        11,638
  Templeton Developing Markets Securities Fund - Class
     2 Shares (Cost $890,929)                                             92,963      1,013,301       956,083       122,623
  Templeton Foreign Securities Fund - Class 2 Shares
    (Cost $1,085,682)                                                     76,343      1,192,477       898,415        51,133
  Templeton Growth Securities Fund - Class 2 Shares
    (Cost $2,514,412)                                                    196,875      2,718,844     2,062,432       162,729
                                                                    ------------   ------------   -----------   -----------
     Total (Cost $4,752,983)                                             382,622      5,223,362     4,061,448       348,123
                                                                    ------------   ------------   -----------   -----------

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                    ------------------------------------------------------

                                                                       NO. OF         MARKET        COST OF      PROCEEDS
INVESTMENTS                                                            SHARES          VALUE       PURCHASES    FROM SALES
                                                                    ------------   ------------   -----------   ----------
GREENWICH STREET SERIES FUND (6.0%)
  Appreciation Portfolio (Cost $2,973,745)                               144,544   $  3,502,312   $   554,854   $  500,538
  Equity Index Portfolio - Class II Shares (Cost $20,056,828)            663,644     20,174,775     1,838,169    3,431,714
  Fundamental Value Portfolio (Cost $8,211,762)                          446,056      9,202,143       795,613    1,463,151
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $31,242,335)                                          1,254,244     32,879,230     3,188,636    5,395,403
                                                                    ------------   ------------   -----------   ----------

JANUS ASPEN SERIES (1.2%)
  Balanced Portfolio - Service Shares (Cost $1,483,466)                   64,628      1,720,405       157,527      189,854
  Mid Cap Growth Portfolio - Service Shares (Cost $261,544)               11,181        317,653       144,254       40,325
  Worldwide Growth Portfolio - Service Shares
     (Cost $6,273,889)                                                   171,416      4,758,503       185,927      968,553
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $8,018,899)                                             247,225      6,796,561       487,708    1,198,732
                                                                    ------------   ------------   -----------   ----------

LAZARD RETIREMENT SERIES, INC. (0.1%)
  Lazard Retirement Small Cap Portfolio
     Total (Cost $351,209)                                                22,183        361,809       195,998       86,039
                                                                    ------------   ------------   -----------   ----------

LORD ABBETT SERIES FUND, INC. (0.2%)
  Growth and Income Portfolio (Cost $680,235)                             26,131        683,584       427,693       21,621
  Mid-Cap Value Portfolio (Cost $594,543)                                 29,201        615,849       426,225       68,711
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $1,274,778)                                              55,332      1,299,433       853,918       90,332
                                                                    ------------   ------------   -----------   ----------

OPPENHEIMER VARIABLE ACCOUNT FUNDS (0.0%)
  Oppenheimer Main Street Fund/VA - Service Shares
     Total (Cost $175,189)                                                 8,714        188,481       104,134        5,450
                                                                    ------------   ------------   -----------   ----------

PIMCO VARIABLE INSURANCE TRUST (1.4%)
  Real Return Portfolio - Administrative Class (Cost $196,158)            15,268        193,756       196,795          637
  Total Return Portfolio - Administrative Class
     (Cost $7,322,666)                                                   712,432      7,295,306     1,477,830      964,737
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $7,518,824)                                             727,700      7,489,062     1,674,625      965,374
                                                                    ------------   ------------   -----------   ----------

PUTNAM VARIABLE TRUST (1.3%)
  Putnam VT Discovery Growth Fund - Class IB Shares
    (Cost $59,343)                                                        14,289         76,162        18,281       18,212
  Putnam VT International Equity Fund - Class IB Shares
    (Cost $776,677)                                                       66,854      1,087,046       155,686      166,887
  Putnam VT Small Cap Value Fund - Class IB Shares
    (Cost $4,435,175)                                                    254,054      5,825,456     1,294,249      822,168
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $5,271,195)                                             335,197      6,988,664     1,468,216    1,007,267
                                                                    ------------   ------------   -----------   ----------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (3.4%)
  All Cap Fund - Class I (Cost $11,112,238)                              752,868     13,062,266       611,131    1,775,513
  Investors Fund - Class I (Cost $3,576,116)                             283,151      4,117,013       250,837      678,961
  Small Cap Growth Fund - Class I (Cost $608,722)                         50,189        684,572       182,294      103,760
  Total Return Fund - Class I (Cost $544,024)                             51,812        587,545        70,964      117,165
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $15,841,100)                                          1,138,020     18,451,396     1,115,226    2,675,399
                                                                    ------------   ------------   -----------   ----------

SMITH BARNEY INVESTMENT SERIES (0.0%)
  Smith Barney Dividend Strategy Portfolio (Cost $191,311)                22,323        193,989        15,480      110,641
  Smith Barney Premier Selections All Cap Growth Portfolio
    (Cost $17,803)                                                         1,566         20,171         5,013       27,033
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $209,114)                                                23,889        214,160        20,493      137,674
                                                                    ------------   ------------   -----------   ----------

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                    ------------------------------------------------------

                                                                      NO. OF          MARKET        COST OF      PROCEEDS
INVESTMENTS                                                           SHARES           VALUE       PURCHASES    FROM SALES
                                                                    ------------   ------------   -----------   ----------
THE TRAVELERS SERIES TRUST (16.6%)
  AIM Capital Appreciation Portfolio (Cost $477,151)                      51,595   $    599,021   $   140,775   $  320,511
  Convertible Securities Portfolio (Cost $94,450)                          7,809         92,534        43,229       14,393
  Disciplined Mid Cap Stock Portfolio (Cost $5,462,601)                  332,520      7,302,138       572,867    1,043,425
  Equity Income Portfolio (Cost $13,017,242)                             845,285     14,944,646     1,382,182    1,951,829
  Federated Stock Portfolio (Cost $964,340)                               63,131      1,101,012        11,030      307,981
  Large Cap Portfolio (Cost $7,754,674)                                  449,711      6,808,631       228,469    1,419,247
  Mercury Large Cap Core Portfolio (Cost $994,361)                        89,846        911,042       150,758      144,091
  MFS Emerging Growth Portfolio (Cost $0)                                      -              -             -       43,446
  MFS Mid Cap Growth Portfolio (Cost $6,102,553)                         473,597      3,831,398       179,875      863,140
  MFS Total Return Portfolio (Cost $19,579,396)                        1,191,896     19,594,764     3,275,035    2,474,910
  MFS Value Portfolio (Cost $652,641)                                     53,089        660,433       511,955      128,360
  Mondrian International Stock Portfolio (Cost $1,057,571)               109,507      1,368,842       283,571      383,213
  Pioneer Fund Portfolio (Cost $2,104,731)                               134,518      1,715,105       145,494      354,761
  Pioneer Mid Cap Value Portfolio (Cost $35,487)                           3,270         35,250        42,636        6,878
  Pioneer Strategic Income Portfolio (Cost $1,836,759)                   192,766      1,798,506       758,569      194,142
  Strategic Equity Portfolio (Cost $12,375,907)                          483,980      8,610,006       339,572    2,223,568
  Travelers Quality Bond Portfolio (Cost $8,169,032)                     723,626      8,111,842     1,052,973    1,446,637
  U.S. Government Securities Portfolio (Cost $13,551,054)              1,048,976     13,940,892     1,044,427    2,555,136
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $94,229,950)                                          6,255,122     91,426,062    10,163,417   15,875,668
                                                                    ------------   ------------   -----------   ----------

TRAVELERS SERIES FUND INC. (4.6%)
  SB Adjustable Rate Income Portfolio - Class I Shares
    (Cost $336,043)                                                       33,412        332,112        84,357       84,219
  Smith Barney Aggressive Growth Portfolio (Cost $9,392,119)             797,265     11,855,338       746,159    1,789,036
  Smith Barney High Income Portfolio (Cost $1,023,918)                   134,744        960,722       221,022      328,585
  Smith Barney International All Cap Growth Portfolio
    (Cost $1,752,176)                                                    135,280      1,934,507       116,833      607,092
  Smith Barney Large Capitalization Growth Portfolio
    (Cost $6,402,656)                                                    451,108      6,811,729       326,149    2,197,981
  Social Awareness Stock Portfolio (Cost $3,173,615)                     123,017      3,098,808       119,786      837,649
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $22,080,527)                                          1,674,826     24,993,216     1,614,306    5,844,562
                                                                    ------------   ------------   -----------   ----------

VAN KAMPEN LIFE INVESTMENT TRUST (0.3%)
  Comstock Portfolio - Class II Shares (Cost $1,095,411)                  84,936      1,159,379       903,706      259,064
  Emerging Growth Portfolio - Class II Shares (Cost $160,513)              6,626        184,258        88,804       36,640
  Enterprise Portfolio - Class II Shares (Cost $42,516)                    3,352         48,938           217          576
                                                                    ------------   ------------   -----------   ----------
     Total (Cost $1,298,440)                                              94,914      1,392,575       992,727      296,280
                                                                    ------------   ------------   -----------   ----------

VARIABLE ANNUITY PORTFOLIOS (0.1%)
  Smith Barney Small Cap Growth Opportunities Portfolio
     Total (Cost $312,037)                                                30,560        331,270       148,182      106,221
                                                                    ------------   ------------   -----------   ----------

VARIABLE INSURANCE PRODUCTS FUND (3.3%)
  Asset Manager Portfolio - Service Class 2 (Cost $4,485,487)            321,704      4,764,444       365,255      460,554
  Contrafund(R) Portfolio - Service Class 2 (Cost $4,842,012)            204,351      6,271,528     2,077,146      567,742
  Dynamic Capital Appreciation Portfolio - Service Class 2
     (Cost $316,565)                                                      43,418        372,524       164,673       10,049
  Mid Cap Portfolio - Service Class 2 (Cost $5,019,903)                  200,612      6,955,233     2,262,526      351,173
                                                                    ------------   ------------   -----------   ----------
    Total (Cost $14,663,967)                                             770,085     18,363,729     4,869,600    1,389,518
                                                                    ------------   ------------   -----------   ----------

WELLS FARGO VARIABLE TRUST (0.1%)
  Wells Fargo Advantage Multi Cap Value Fund
    Total (Cost $578,236)                                                 57,949        791,583       140,638      154,865
                                                                    ------------   ------------   -----------   ----------

7. FINANCIAL HIGHLIGHTS

                                         YEAR             UNIT VALUE     NET    INVESTMENT (1)  EXPENSE RATIO (2)   TOTAL RETURN (3)
                                         ENDED  UNITS     LOWEST TO    ASSETS      INCOME           LOWEST TO          LOWEST TO
                                        DEC 31  (000S)   HIGHEST ($)   ($000S)    RATIO (%)        HIGHEST (%)        HIGHEST (%)
                                        ------  ------  -------------  -------  --------------  -----------------  -----------------
CAPITAL APPRECIATION FUND                2005   21,791  0.682 - 0.700   14,895          -         0.80 - 1.25          16.78 - 17.25
                                         2004   21,722  0.584 - 0.597   12,713          -         0.80 - 1.25          17.98 - 18.69
                                         2003   23,062  0.495 - 0.503   11,430       0.05         0.80 - 1.25          23.44 - 23.89
                                         2002   24,496  0.401 - 0.406    9,839       1.59         0.80 - 1.25      (26.01) - (25.78)
                                         2001   24,515  0.542 - 0.547   13,302       0.49         0.80 - 1.25      (27.05) - (26.58)

HIGH YIELD BOND TRUST                    2005    5,211  1.492 - 1.538    7,792       0.01         0.80 - 1.25            0.07 - 0.52
                                         2004    5,519  1.491 - 1.530    8,246       7.17         0.80 - 1.25            7.34 - 7.90
                                         2003    5,264  1.389 - 1.418    7,321       8.22         0.80 - 1.25          27.55 - 28.09
                                         2002    4,541  1.089 - 1.107    4,951      16.09         0.80 - 1.25            3.32 - 3.75
                                         2001    3,427  1.054 - 1.067    3,616       6.41         0.80 - 1.25            8.21 - 8.66

MANAGED ASSETS TRUST                     2005   18,738  1.206 - 1.243   22,626       0.02         0.80 - 1.25            2.55 - 3.07
                                         2004   20,213  1.176 - 1.206   23,790       2.38         0.80 - 1.25            8.09 - 8.55
                                         2003   19,479  1.088 - 1.111   21,209       2.69         0.80 - 1.25          20.49 - 21.02
                                         2002   18,744  0.903 - 0.918   16,939       6.17         0.80 - 1.25        (9.70) - (9.38)
                                         2001   20,076  1.000 - 1.013   20,096       2.74         0.80 - 1.25        (6.28) - (5.86)

MONEY MARKET PORTFOLIO                   2005   11,199  1.116 - 1.151   12,533       2.83         0.80 - 1.25            1.55 - 2.13
                                         2004   13,085  1.099 - 1.127   14,409       0.99         0.80 - 1.25          (0.18) - 0.18
                                         2003   16,151  1.101 - 1.125   17,831       0.78         0.80 - 1.25          (0.54) - 0.00
                                         2002   20,405  1.107 - 1.125   22,604       1.37         0.80 - 1.25            0.18 - 0.54
                                         2001   17,518  1.105 - 1.119   19,375       3.59         0.80 - 1.25            0.09 - 2.94
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Premier Equity Fund -
      Series I                           2005      180  0.821 - 0.839      148       0.84         0.80 - 1.25            4.32 - 4.88
                                         2004      291  0.787 - 0.800      230       0.47         0.80 - 1.25            4.38 - 4.85
                                         2003      325  0.754 - 0.763      246       0.45         0.80 - 1.25          23.61 - 24.07
                                         2002      278  0.610 - 0.615      170       0.50         0.80 - 1.25      (31.15) - (30.74)
                                         2001      103          0.886       91       0.39                1.25                 (4.32)
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund - Class 2 Shares   2005      657  1.245 - 1.255      819       0.50         0.80 - 1.25          12.67 - 13.17
                                         2004      180  1.105 - 1.109      200       0.22         0.80 - 1.25           9.41 - 13.74

   Growth Fund - Class 2 Shares          2005    1,650  1.248 - 1.258    2,061       0.98         0.80 - 1.25          14.71 - 15.31
                                         2004      309  1.088 - 1.091      336       0.32         0.80 - 1.25           8.45 - 12.16

   Growth-Income Fund - Class 2 Shares   2005    1,844  1.128 - 1.136    2,084       1.85         0.80 - 1.25            4.54 - 4.99
                                         2004      479  1.079 - 1.082      518       1.74         0.80 - 1.25           9.51 - 10.21
CITISTREET FUNDS, INC.
   CitiStreet Diversified Bond Fund -
      Class I                            2005   71,479  1.336 - 1.377   95,674       3.31         0.80 - 1.25            0.83 - 1.25
                                         2004   70,636  1.325 - 1.360   93,755       3.48         0.80 - 1.25            3.35 - 3.82
                                         2003   58,879  1.282 - 1.310   75,590       4.14         0.80 - 1.25            4.23 - 4.72
                                         2002   58,475  1.230 - 1.251   71,981       4.37         0.80 - 1.25            7.61 - 8.12
                                         2001   43,875  1.143 - 1.157   50,169       4.71         0.80 - 1.25            5.54 - 5.95

                                           YEAR             UNIT VALUE     NET    INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                           ENDED  UNITS     LOWEST TO    ASSETS      INCOME          LOWEST TO         LOWEST TO
                                          DEC 31  (000S)   HIGHEST ($)   ($000S)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          ------  ------  -------------  -------  -------------  ----------------  -----------------
CITISTREET FUNDS, INC. (CONTINUED)
   CitiStreet International Stock Fund -
      Class I                              2005   39,078  1.130 - 1.165   44,241       1.33         0.80 - 1.25        13.23 - 13.77
                                           2004   41,324  0.998 - 1.024   41,302       1.40         0.80 - 1.25        13.41 - 13.90
                                           2003   38,408  0.880 - 0.899   33,839       0.81         0.80 - 1.25        28.47 - 28.98
                                           2002   36,636  0.685 - 0.697   25,127       0.65         0.80 - 1.25    (23.29) - (22.90)
                                           2001   25,633  0.893 - 0.904   22,906       1.28         0.80 - 1.25    (22.42) - (22.07)

   CitiStreet Large Company Stock Fund -
      Class I                              2005   86,175  0.765 - 0.789   66,055       1.12         0.80 - 1.25          5.37 - 5.76
                                           2004   89,117  0.726 - 0.746   64,818       0.87         0.80 - 1.25          8.68 - 9.22
                                           2003   77,126  0.668 - 0.683   51,612       0.72         0.80 - 1.25        26.52 - 27.19
                                           2002   66,019  0.528 - 0.537   34,901       0.70         0.80 - 1.25    (23.81) - (23.50)
                                           2001   44,578  0.693 - 0.702   30,918       0.89         0.80 - 1.25    (16.81) - (16.43)

   CitiStreet Small Company Stock Fund -
      Class I                              2005   16,835  2.038 - 2.101   34,365       0.11         0.80 - 1.25          5.93 - 6.43
                                           2004   17,829  1.924 - 1.974   34,343       0.11         0.80 - 1.25        13.51 - 13.97
                                           2003   16,816  1.695 - 1.732   28,530       0.14         0.80 - 1.25        41.37 - 41.97
                                           2002   14,207  1.199 - 1.220   17,057       0.55         0.80 - 1.25    (24.69) - (24.32)
                                           2001   11,111  1.592 - 1.612   17,702       0.05         0.80 - 1.25          0.32 - 0.75

CREDIT SUISSE TRUST
   Credit Suisse Trust Emerging Markets
      Portfolio                            2005    1,232  1.740 - 1.793    2,146       0.71         0.80 - 1.25        26.36 - 26.98
                                           2004    1,338  1.377 - 1.412    1,844       0.29         0.80 - 1.25        23.39 - 23.86
                                           2003    1,367  1.116 - 1.140    1,527          -         0.80 - 1.25        41.09 - 41.79
                                           2002    1,413  0.791 - 0.804    1,119       0.19         0.80 - 1.25    (12.69) - (12.23)
                                           2001    1,316  0.906 - 0.916    1,193          -         0.80 - 1.25    (10.74) - (10.37)
DELAWARE VIP TRUST
   Delaware VIP REIT Series - Standard
      Class                                2005    2,656  2.445 - 2.517    6,518       1.89         0.80 - 1.25          5.84 - 6.29
                                           2004    2,673  2.310 - 2.368    6,193       1.90         0.80 - 1.25        29.78 - 30.40
                                           2003    2,169  1.780 - 1.816    3,872       2.50         0.80 - 1.25        32.34 - 32.94
                                           2002    1,944  1.345 - 1.366    2,621       1.57         0.80 - 1.25          3.22 - 3.64
                                           2001      697  1.303 - 1.318      910       1.70         0.80 - 1.25          7.42 - 7.94
   Delaware VIP Small Cap Value Series -
      Standard Class                       2005    2,828  2.159 - 2.225    6,122       0.37         0.80 - 1.25          8.06 - 8.54
                                           2004    2,830  1.998 - 2.050    5,664       0.20         0.80 - 1.25        20.00 - 20.52
                                           2003    2,698  1.665 - 1.701    4,499       0.36         0.80 - 1.25        40.15 - 40.81
                                           2002    2,414  1.188 - 1.208    2,870       0.36         0.80 - 1.25      (6.75) - (6.28)
                                           2001    1,037  1.274 - 1.289    1,321       0.73         0.80 - 1.25        10.49 - 10.93

                                           YEAR             UNIT VALUE     NET    INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                           ENDED  UNITS     LOWEST TO    ASSETS      INCOME          LOWEST TO         LOWEST TO
                                          DEC 31  (000S)   HIGHEST ($)   ($000S)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          ------  ------  -------------  -------  -------------  ----------------  -----------------
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus VIF - Appreciation
      Portfolio - Initial Shares           2005    4,007  0.996 - 1.027    4,001       0.02         0.80 - 1.25          3.11 - 3.53
                                           2004    4,662  0.966 - 0.992    4,513       1.61         0.80 - 1.25          3.76 - 4.20
                                           2003    5,330  0.931 - 0.952    4,971       1.41         0.80 - 1.25        19.67 - 20.20
                                           2002    5,542  0.778 - 0.792    4,318       1.05         0.80 - 1.25    (17.76) - (17.33)
                                           2001    5,842  0.946 - 0.958    5,534       0.85         0.80 - 1.25    (10.50) - (10.05)
   Dreyfus VIF - Developing Leaders
      Portfolio - Initial Shares           2005    7,010  1.530 - 1.577   10,748          -         0.80 - 1.25          4.51 - 4.92
                                           2004    8,117  1.464 - 1.503   11,910       0.20         0.80 - 1.25         9.91 - 10.51
                                           2003    8,178  1.332 - 1.360   10,908       0.03         0.80 - 1.25        30.08 - 30.64
                                           2002    8,146  1.024 - 1.041    8,351       0.04         0.80 - 1.25    (20.12) - (19.80)
                                           2001    7,553  1.282 - 1.298    9,689       0.46         0.80 - 1.25      (7.30) - (6.89)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
   Mutual Shares Securities Fund -
      Class 2 Shares                       2005      204  1.458 - 1.475      299       0.91         0.80 - 1.25          9.21 - 9.67
                                           2004      106  1.335 - 1.345      142       0.53         0.80 - 1.25        11.25 - 11.71
                                           2003       25  1.200 - 1.204       30          -         0.80 - 1.25         9.45 - 12.78
   Templeton Developing Markets
      Securities Fund - Class 2 Shares     2005      654  1.548 - 1.560    1,013       0.94         0.80 - 1.25        24.30 - 25.85
                                           2004       50          1.230       61          -                1.25                26.67
   Templeton Foreign Securities Fund -
      Class 2 Shares                       2005      949  1.254 - 1.264    1,192       1.19         0.80 - 1.25          8.76 - 9.34
                                           2004      223  1.153 - 1.156      257       0.15         0.80 - 1.25         7.34 - 19.85
   Templeton Growth Securities Fund -
      Class 2 Shares                       2005    2,251  1.207 - 1.216    2,719       1.09         0.80 - 1.25          7.48 - 7.99
                                           2004      584  1.123 - 1.126      655          -         0.80 - 1.25         9.99 - 12.60
GREENWICH STREET SERIES FUND
   Appreciation Portfolio                  2005    3,352  1.043 - 1.065    3,502       0.88         0.80 - 1.25          2.96 - 3.50
                                           2004    3,285  1.013 - 1.029    3,329       1.21         0.80 - 1.25          7.54 - 7.86
                                           2003    2,801  0.942 - 0.954    2,641       0.79         0.80 - 1.25        22.98 - 23.58
                                           2002    1,847  0.766 - 0.772    1,415       2.46         0.80 - 1.25    (18.60) - (18.13)
                                           2001      174  0.941 - 0.943      164          -         0.80 - 1.25      (1.57) - (1.47)

   Equity Index Portfolio - Class II
      Shares                               2005   21,221  0.896 - 0.978   20,174       1.21         0.80 - 1.25          2.05 - 3.49
                                           2004   22,935  0.921 - 0.945   21,170       1.37         0.80 - 1.25          8.87 - 9.38
                                           2003   23,011  0.846 - 0.864   19,501       1.04         0.80 - 1.25        26.08 - 26.69
                                           2002   21,599  0.666 - 0.682   14,504       1.87         0.80 - 1.25    (23.54) - (23.02)
                                           2001   20,009  0.871 - 0.886   17,517       0.69         0.80 - 1.25    (13.59) - (13.05)

   Fundamental Value Portfolio             2005    8,473  1.084 - 1.107    9,202       0.92         0.80 - 1.25          3.44 - 3.94
                                           2004    9,608  1.048 - 1.065   10,080       0.68         0.80 - 1.25          6.83 - 7.36
                                           2003    8,875  0.981 - 0.992    8,710       0.67         0.80 - 1.25        37.01 - 37.40
                                           2002    7,493  0.716 - 0.722    5,369       1.41         0.80 - 1.25    (22.26) - (21.86)
                                           2001    2,778  0.921 - 0.924    2,560       0.28         0.80 - 1.25     (10.58) - (5.33)
JANUS ASPEN SERIES
   Balanced Portfolio - Service Shares     2005    1,520  1.130 - 1.154    1,720       2.09         0.80 - 1.25          6.40 - 6.85
                                           2004    1,563  1.062 - 1.080    1,663       2.20         0.80 - 1.25          6.95 - 7.46
                                           2003    1,581  0.993 - 1.005    1,572       1.89         0.80 - 1.25        12.33 - 12.79
                                           2002    1,371  0.884 - 0.891    1,213       2.53         0.80 - 1.25      (7.92) - (7.38)
                                           2001      289          0.960      277       2.90                1.25               (4.00)

                                           YEAR             UNIT VALUE     NET    INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                           ENDED  UNITS     LOWEST TO    ASSETS      INCOME          LOWEST TO         LOWEST TO
                                          DEC 31  (000S)   HIGHEST ($)   ($000S)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          ------  ------  -------------  -------  -------------  ----------------  -----------------
JANUS ASPEN SERIES (CONTINUED)
   Mid Cap Growth Portfolio - Service
      Shares                               2005      331  0.957 - 0.978     318           -         0.80 - 1.25         7.24 - 10.64
                                           2004      213          0.865     184           -                1.25                18.98
                                           2003      129          0.727      94           -                1.25                33.15
                                           2002       86          0.546      47           -                1.25              (29.09)
                                           2001       76          0.770      59           -                1.25              (10.47)

   Worldwide Growth Portfolio - Service
      Shares                               2005    8,075  0.589 - 0.604   4,758        1.20         0.80 - 1.25          4.25 - 4.68
                                           2004    9,468  0.565 - 0.577   5,350        0.91         0.80 - 1.25          3.29 - 3.78
                                           2003   10,259  0.547 - 0.556   5,615        0.84         0.80 - 1.25        22.10 - 22.74
                                           2002   11,018  0.448 - 0.453   4,937        0.59         0.80 - 1.25    (26.56) - (26.34)
                                           2001   10,929  0.610 - 0.615   6,673        0.27         0.80 - 1.25    (23.65) - (23.22)
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap Portfolio   2005      314  1.154 - 1.162     362           -         0.80 - 1.25        (0.94) - 2.76
                                           2004      231          1.123     260           -                1.25                11.30
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio             2005      605  1.129 - 1.138     684        1.34         0.80 - 1.25          1.99 - 6.06
                                           2004      269          1.107     297        2.17                1.25                14.48

   Mid-Cap Value Portfolio                 2005      495  1.241 - 1.251     616        0.57         0.80 - 1.25          6.89 - 7.38
                                           2004      219  1.161 - 1.165     255        0.37         0.80 - 1.25        11.91 - 15.41
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Main Street Fund/VA -
      Service Shares                       2005      168  1.122 - 1.131     188        0.82         0.80 - 1.25          4.37 - 4.92
                                           2004       75  1.075 - 1.078      80           -         0.80 - 1.25        10.37 - 11.36
PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio -
      Administrative Class                 2005      192  1.010 - 1.012     194        1.56         0.80 - 1.25          0.00 - 1.00

   Total Return Portfolio -
      Administrative Class                 2005    5,898  1.234 - 1.260   7,295        3.42         0.80 - 1.25          1.15 - 1.61
                                           2004    5,711  1.220 - 1.240   6,974        1.89         0.80 - 1.25          3.57 - 4.03
                                           2003    5,859  1.178 - 1.192   6,906        2.85         0.80 - 1.25          3.79 - 4.20
                                           2002    4,905  1.135 - 1.144   5,572        4.04         0.80 - 1.25          7.69 - 8.23
                                           2001      261  1.054 - 1.057     276        2.15         0.80 - 1.25          2.62 - 3.84
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund -
      Class IB Shares                      2005       92  0.822 - 0.839      76           -         0.80 - 1.25          5.93 - 6.34
                                           2004       93  0.776 - 0.789      72           -         0.80 - 1.25          6.30 - 6.77
                                           2003       99  0.730 - 0.739      73           -         0.80 - 1.25        30.36 - 31.03
                                           2002      112  0.560 - 0.564      63           -         0.80 - 1.25    (30.52) - (27.51)
                                           2001        -          0.806       -           -                1.25                    -

                                      YEAR             UNIT VALUE      NET    INVESTMENT (1)  EXPENSE RATIO (2)   TOTAL RETURN (3)
                                      ENDED   UNITS    LOWEST TO     ASSETS      INCOME           LOWEST TO           LOWEST TO
                                     DEC 31  (000S)    HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)         HIGHEST (%)
                                     ------  ------  --------------  -------  --------------  -----------------   -----------------
PUTNAM VARIABLE TRUST (CONTINUED)
   Putnam VT International
      Equity Fund -Class IB Shares     2005     963   1.126 - 1.150    1,087         1.45          0.80 - 1.25        10.83 - 11.33
                                       2004     971   1.016 - 1.033      988         1.48          0.80 - 1.25        14.67 - 15.16
                                       2003     951   0.886 - 0.897      843         0.82          0.80 - 1.25        26.93 - 27.60
                                       2002     779   0.698 - 0.703      544         0.36          0.80 - 1.25    (18.65) - (18.35)
                                       2001     135   0.858 - 0.861      116            -          0.80 - 1.25      (14.20) - 14.04

   Putnam VT Small Cap Value Fund
      - Class IB Shares                2005   3,395   1.713 - 1.749    5,825         0.17          0.80 - 1.25          5.74 - 6.19
                                       2004   3,256   1.620 - 1.647    5,280         0.32          0.80 - 1.25        24.62 - 25.25
                                       2003   2,304   1.300 - 1.315    2,997         0.33          0.80 - 1.25        47.90 - 48.42
                                       2002   2,190   0.879 - 0.886    1,928         0.11          0.80 - 1.25    (19.36) - (18.94)
                                       2001     391   1.090 - 1.093      426            -          0.80 - 1.25          2.64 - 2.82
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund - Class I              2005   8,162   1.598 - 1.648   13,062         0.85          0.80 - 1.25          2.77 - 3.26
                                       2004   8,897   1.555 - 1.596   13,852         0.55          0.80 - 1.25          6.95 - 7.40
                                       2003   8,378   1.454 - 1.486   12,194         0.27          0.80 - 1.25        37.30 - 37.98
                                       2002   8,083   1.059 - 1.077    8,566         0.44          0.80 - 1.25    (26.00) - (25.67)
                                       2001   6,717   1.431 - 1.449    9,613         0.81          0.80 - 1.25          0.63 - 1.12

 Investors Fund - Class I              2005   3,090   1.331 - 1.372    4,117         1.16          0.80 - 1.25          5.22 - 5.70
                                       2004   3,426   1.265 - 1.298    4,338         1.51          0.80 - 1.25          9.05 - 9.54
                                       2003   3,364   1.160 - 1.185    3,907         1.44          0.80 - 1.25        30.63 - 31.23
                                       2002   3,395   0.888 - 0.903    3,016         1.19          0.80 - 1.25    (23.97) - (23.67)
                                       2001   3,228   1.168 - 1.183    3,773         0.92          0.80 - 1.25      (5.35) - (4.90)

   Small Cap Growth Fund - Class I     2005     631   1.084 - 1.107      685            -          0.80 - 1.25          3.63 - 4.04
                                       2004     598   1.046 - 1.064      626            -          0.80 - 1.25        13.70 - 14.16
                                       2003     420   0.920 - 0.932      386            -          0.80 - 1.25        46.96 - 47.70
                                       2002     318           0.626      199            -                 1.25              (35.53)
                                       2001     123   0.971 - 0.974      119            -          0.80 - 1.25        (1.82) - 1.88

   Total Return Fund - Class I         2005     488   1.202 - 1.239      588         1.96          0.80 - 1.25          2.04 - 2.48
                                       2004     534   1.178 - 1.209      631         1.76          0.80 - 1.25          7.38 - 7.85
                                       2003     548   1.097 - 1.121      601         1.79          0.80 - 1.25        14.51 - 14.97
                                       2002     486   0.958 - 0.975      466         1.75          0.80 - 1.25      (8.06) - (7.58)
                                       2001     336   1.042 - 1.055      350         2.38          0.80 - 1.25      (2.07) - (1.59)
SMITH BARNEY INVESTMENT SERIES
   Smith Barney Dividend
      Strategy Portfolio               2005     241   0.802 - 0.819      194         1.55          0.80 - 1.25      (1.47) - (1.09)
                                       2004     362   0.814 - 0.828      295         1.04          0.80 - 1.25          2.13 - 2.60
                                       2003     269   0.797 - 0.807      214         0.67          0.80 - 1.25        21.87 - 22.46
                                       2002     128   0.654 - 0.659       84         0.63          0.80 - 1.25    (26.93) - (26.53)
                                       2001      86   0.895 - 0.897       77            -          0.80 - 1.25     (11.91) - (5.08)
   Smith Barney Premier Selections
      All Cap Growth Portfolio         2005      22   0.916 - 0.935       20         0.08          0.80 - 1.25          5.05 - 5.41
                                       2004      47   0.872 - 0.887       41            -          0.80 - 1.25          1.63 - 2.07
                                       2003      28   0.858 - 0.869       24            -          0.80 - 1.25        32.61 - 33.28
                                       2002      14           0.647        9         0.07                 1.25              (27.71)
                                       2001       6           0.895        5            -                 1.25               (8.77)

                                      YEAR             UNIT VALUE     NET     INVESTMENT (1)  EXPENSE RATIO (2)   TOTAL RETURN (3)
                                      ENDED   UNITS     LOWEST TO    ASSETS       INCOME          LOWEST TO           LOWEST TO
                                     DEC 31  (000S)    HIGHEST ($)   ($000S)     RATIO (%)        HIGHEST (%)        HIGHEST (%)
                                     ------  ------  --------------  -------  --------------  -----------------   -----------------
THE TRAVELERS SERIES TRUST
   AIM Capital Appreciation
      Portfolio                        2005     638   0.937 - 0.957      599         0.21          0.80 - 1.25          7.45 - 7.89
                                       2004     844   0.872 - 0.887      737         0.14          0.80 - 1.25          5.06 - 5.60
                                       2003     806   0.830 - 0.840      669            -          0.80 - 1.25        27.69 - 28.44
                                       2002     837   0.650 - 0.654      544            -          0.80 - 1.25     (24.57) - (4.97)

   Convertible Securities Portfolio    2005      90   1.028 - 1.035       93         3.00          0.80 - 1.25      (0.87) - (0.48)
                                       2004      64   1.037 - 1.040       67         3.77          0.80 - 1.25          3.70 - 5.05

   Disciplined Mid Cap Stock
      Portfolio                        2005   4,142   1.759 - 1.812    7,302            -          0.80 - 1.25        10.98 - 11.51
                                       2004   4,425   1.585 - 1.625    7,024         0.29          0.80 - 1.25        15.02 - 15.58
                                       2003   4,442   1.378 - 1.406    6,129         0.31          0.80 - 1.25        32.12 - 32.64
                                       2002   4,350   1.043 - 1.060    4,541         0.61          0.80 - 1.25    (15.41) - (15.00)
                                       2001   3,272   1.233 - 1.247    4,035         0.30          0.80 - 1.25      (5.23) - (4.81)

   Equity Income Portfolio             2005  11,948   1.246 - 1.285   14,944            -          0.80 - 1.25          3.15 - 3.63
                                       2004  12,452   1.208 - 1.240   15,082         1.41          0.80 - 1.25          8.54 - 9.06
                                       2003  11,197   1.113 - 1.137   12,493         0.99          0.80 - 1.25        29.57 - 30.09
                                       2002   9,855   0.859 - 0.874    8,484         1.21          0.80 - 1.25    (15.03) - (14.65)
                                       2001   7,222   1.011 - 1.024    7,307         1.22          0.80 - 1.25      (7.76) - (7.33)

   Federated Stock Portfolio           2005     974   1.129 - 1.163    1,101            -          0.80 - 1.25          4.06 - 4.49
                                       2004   1,232   1.085 - 1.113    1,339         1.40          0.80 - 1.25          9.15 - 9.66
                                       2003   1,366   0.994 - 1.015    1,359         1.52          0.80 - 1.25        25.98 - 26.56
                                       2002   1,388   0.789 - 0.802    1,095         3.11          0.80 - 1.25    (20.30) - (19.96)
                                       2001     774   0.990 - 1.002      767         1.31          0.80 - 1.25          0.41 - 0.91

   Large Cap Portfolio                 2005   7,623   0.891 - 0.919    6,808            -          0.80 - 1.25          7.35 - 7.86
                                       2004   8,947   0.830 - 0.852    7,440         0.80          0.80 - 1.25          5.20 - 5.58
                                       2003   9,328   0.789 - 0.807    7,372         0.40          0.80 - 1.25        23.09 - 23.77
                                       2002   9,548   0.641 - 0.652    6,127         0.48          0.80 - 1.25    (23.78) - (23.38)
                                       2001   9,746   0.841 - 0.851    8,199         0.48          0.80 - 1.25    (18.35) - (18.02)

   Mercury Large Cap Core Portfolio    2005     940   0.967 - 0.997      911            -          0.80 - 1.25        10.64 - 11.15
                                       2004     930   0.874 - 0.897      813         0.57          0.80 - 1.25        14.40 - 15.00
                                       2003     940   0.764 - 0.780      718         0.72          0.80 - 1.25        19.75 - 20.18
                                       2002     923   0.638 - 0.649      589         0.56          0.80 - 1.25    (26.07) - (25.74)
                                       2001   1,262   0.863 - 0.874    1,089         0.04          0.80 - 1.25    (23.43) - (23.06)

                                         YEAR            UNIT VALUE      NET    INVESTMENT (1)  EXPENSE RATIO (2)   TOTAL RETURN (3)
                                        ENDED    UNITS    LOWEST TO    ASSETS       INCOME          LOWEST TO          LOWEST TO
                                        DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        ------  ------  -------------  -------  --------------  -----------------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  MFS Mid Cap Growth Portfolio           2005    3,747  1.021 - 1.052    3,831            -          0.80 - 1.25         1.79 - 2.24
                                         2004    4,399  1.003 - 1.029    4,419            -          0.80 - 1.25       12.70 - 13.20
                                         2003    4,894  0.890 - 0.909    4,360            -          0.80 - 1.25       35.26 - 36.08
                                         2002    5,025  0.658 - 0.668    3,307            -          0.80 - 1.25   (49.42) - (49.28)
                                         2001    5,778  1.301 - 1.317    7,523            -          0.80 - 1.25   (24.62) - (24.27)

  MFS Total Return Portfolio             2005   14,378  1.359 - 1.400   19,594         2.15          0.80 - 1.25         1.72 - 2.12
                                         2004   14,602  1.336 - 1.371   19,560         2.88          0.80 - 1.25       10.05 - 10.56
                                         2003   13,312  1.214 - 1.240   16,190         2.38          0.80 - 1.25       15.07 - 15.56
                                         2002   12,061  1.055 - 1.073   12,741         7.12          0.80 - 1.25     (6.39) - (5.96)
                                         2001    7,286  1.127 - 1.141    8,221         2.87          0.80 - 1.25     (1.31) - (0.78)

  MFS Value Portfolio                    2005      559  1.181 - 1.190      660         1.34          0.80 - 1.25         2.23 - 5.16
                                         2004      245          1.123      275         3.38                 1.25               15.89

  Mondrian International Stock
     Portfolio                           2005    1,334  1.024 - 1.055    1,369         0.05          0.80 - 1.25         8.13 - 8.65
                                         2004    1,417  0.947 - 0.971    1,344         1.92          0.80 - 1.25       14.37 - 14.78
                                         2003      877  0.828 - 0.846      727         2.11          0.80 - 1.25       26.99 - 27.60
                                         2002      716  0.652 - 0.663      467         2.81          0.80 - 1.25   (14.10) - (13.67)
                                         2001      401  0.759 - 0.768      304         0.16          0.80 - 1.25   (27.09) - (26.79)

  Pioneer Fund Portfolio                 2005    1,983  0.864 - 0.890    1,715            -          0.80 - 1.25         4.73 - 5.08
                                         2004    2,208  0.825 - 0.847    1,825         0.87          0.80 - 1.25        9.71 - 10.29
                                         2003    2,552  0.752 - 0.768    1,922         1.43          0.80 - 1.25       22.28 - 22.88
                                         2002    2,896  0.615 - 0.625    1,783         6.61          0.80 - 1.25   (31.13) - (30.79)
                                         2001    3,507  0.893 - 0.903    3,132         1.84          0.80 - 1.25   (23.94) - (23.67)

  Pioneer Mid Cap Value Portfolio        2005       35          0.999       35         0.23                 1.25              (0.10)

  Pioneer Strategic Income Portfolio     2005    1,270  1.413 - 1.455    1,798         4.67          0.80 - 1.25         2.39 - 2.83
                                         2004      905  1.380 - 1.415    1,250         7.32          0.80 - 1.25        9.61 - 10.12
                                         2003      867  1.259 - 1.285    1,093         9.34          0.80 - 1.25       17.99 - 18.54
                                         2002      796  1.067 - 1.084      850        28.67          0.80 - 1.25         4.61 - 5.04
                                         2001      489  1.020 - 1.032      499         8.12          0.80 - 1.25         2.48 - 2.93

  Strategic Equity Portfolio             2005   10,173  0.845 - 0.871    8,610         0.57          0.80 - 1.25         0.84 - 1.16
                                         2004   12,448  0.838 - 0.861   10,454         1.38          0.80 - 1.25         8.83 - 9.40
                                         2003   13,775  0.770 - 0.787   10,624            -          0.80 - 1.25       30.95 - 31.61
                                         2002   14,819  0.588 - 0.598    8,728         0.58          0.80 - 1.25   (34.45) - (34.14)
                                         2001   16,490  0.897 - 0.908   14,803         0.20          0.80 - 1.25   (14.41) - (14.10)

                                         YEAR            UNIT VALUE      NET    INVESTMENT (1)  EXPENSE RATIO (2)  TOTAL RETURN (3)
                                        ENDED    UNITS   LOWEST TO     ASSETS       INCOME          LOWEST TO          LOWEST TO
                                        DEC 31  (000S)  HIGHEST ($)    ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        ------  ------  -------------  -------  --------------  -----------------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
    Travelers Quality Bond Portfolio     2005    6,418  1.234 - 1.300    8,112            -          0.80 - 1.25         0.08 - 0.78
                                         2004    6,653  1.257 - 1.290    8,373         4.44          0.80 - 1.25         2.03 - 2.46
                                         2003    7,480  1.232 - 1.259    9,224         4.94          0.80 - 1.25         5.66 - 6.16
                                         2002    6,977  1.166 - 1.186    8,142         8.04          0.80 - 1.25         4.48 - 4.96
                                         2001    5,244  1.116 - 1.130    5,855         3.38          0.80 - 1.25         5.78 - 6.30

    U.S. Government Securities
       Portfolio                         2005    9,927  1.401 - 1.445   13,940            -          0.80 - 1.25         3.01 - 3.51
                                         2004   10,899  1.360 - 1.396   14,845         4.12          0.80 - 1.25         4.78 - 5.28
                                         2003   13,517  1.298 - 1.326   17,559         4.63          0.80 - 1.25         1.49 - 1.92
                                         2002   14,236  1.279 - 1.301   18,220         9.27          0.80 - 1.25       12.19 - 12.74
                                         2001    6,129  1.140 - 1.154    6,989         4.10          0.80 - 1.25         4.49 - 5.00
TRAVELERS SERIES FUND INC.
    SB Adjustable Rate Income
       Portfolio -
       Class I Shares                    2005      328  1.010 - 1.020      332         2.95          0.80 - 1.25         1.10 - 1.49
                                         2004      334  0.999 - 1.005      334         1.46          0.80 - 1.25       (0.10) - 0.40
                                         2003       25  1.000 - 1.001       25         0.23          0.80 - 1.25                0.10

    Smith Barney Aggressive Growth
       Portfolio                         2005   11,829  1.001 - 1.022   11,855            -          0.80 - 1.25       10.24 - 10.73
                                         2004   12,808  0.908 - 0.923   11,639            -          0.80 - 1.25         8.61 - 9.10
                                         2003   10,538  0.836 - 0.846    8,817            -          0.80 - 1.25       32.91 - 33.44
                                         2002    7,349  0.629 - 0.634    4,626            -          0.80 - 1.25   (33.51) - (33.19)
                                         2001    3,391  0.946 - 0.949    3,208            -          0.80 - 1.25     (8.75) - (8.42)

    Smith Barney High Income Portfolio   2005      832  1.153 - 1.187      961         7.44          0.80 - 1.25         1.41 - 1.80
                                         2004      984  1.137 - 1.166    1,119         8.51          0.80 - 1.25         9.01 - 9.48
                                         2003      925  1.043 - 1.065      965         9.59          0.80 - 1.25       25.97 - 26.48
                                         2002      416  0.828 - 0.842      344        25.32          0.80 - 1.25     (4.39) - (3.99)
                                         2001      353  0.866 - 0.877      306        11.21          0.80 - 1.25     (5.04) - (4.47)
    Smith Barney International All Cap
       Growth Portfolio                  2005    2,035  0.949 - 0.978    1,934         1.29          0.80 - 1.25       10.35 - 10.76
                                         2004    2,589  0.860 - 0.883    2,230         0.92          0.80 - 1.25       16.37 - 16.95
                                         2003    2,810  0.739 - 0.755    2,079         1.04          0.80 - 1.25       25.89 - 26.47
                                         2002    3,051  0.587 - 0.597    1,793         0.96          0.80 - 1.25   (26.63) - (26.30)
                                         2001    3,337  0.800 - 0.810    2,671            -          0.80 - 1.25   (32.03) - (31.70)
    Smith Barney Large Capitalization
       Growth Portfolio                  2005    6,811  0.999 - 1.030    6,811         0.13          0.80 - 1.25         3.95 - 4.36
                                         2004    8,734  0.961 - 0.987    8,404         0.36          0.80 - 1.25     (0.93) - (0.40)
                                         2003    8,150  0.970 - 0.991    7,914         0.03          0.80 - 1.25       45.65 - 46.38
                                         2002    6,579  0.666 - 0.677    4,383         0.34          0.80 - 1.25   (25.67) - (25.36)
                                         2001    7,152  0.896 - 0.907    6,410            -          0.80 - 1.25   (13.60) - (13.21)

    Social Awareness Stock Portfolio     2005    3,332  0.929 - 0.957    3,099         0.67          0.80 - 1.25         3.11 - 3.46
                                         2004    4,117  0.901 - 0.925    3,713         0.75          0.80 - 1.25         4.89 - 5.47
                                         2003    4,305  0.859 - 0.877    3,700         0.56          0.80 - 1.25       27.26 - 27.84
                                         2002    4,410  0.675 - 0.686    2,978         0.85          0.80 - 1.25   (25.74) - (25.52)
                                         2001    4,915  0.909 - 0.921    4,471         0.42          0.80 - 1.25   (16.76) - (16.27)

                                         YEAR            UNIT VALUE      NET    INVESTMENT (1)  EXPENSE RATIO (2)  TOTAL RETURN (3)
                                        ENDED   UNITS     LOWEST TO    ASSETS       INCOME           LOWEST TO          LOWEST TO
                                        DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)        HIGHEST (%)        HIGHEST (%)
                                        ------  ------  -------------  -------  --------------  -----------------  -----------------
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio - Class
       II Shares                         2005      776  1.494 - 1.512    1,159         0.81          0.80 - 1.25         2.82 - 3.28
                                         2004      341  1.453 - 1.464      495         0.35          0.80 - 1.25       15.96 - 16.47
                                         2003       59  1.253 - 1.257       74          -            0.80 - 1.25        9.78 - 13.19

    Emerging Growth Portfolio -
       Class II Shares                   2005      242          0.762      184         0.01                 1.25                6.28
                                         2004      165          0.717      118          -                   1.25                5.44
                                         2003      146          0.680       99          -                   1.25               25.46
                                         2002      187          0.542      101         0.02                 1.25             (32.50)

    Enterprise Portfolio -
       Class II Shares                   2005       57          0.857       49         0.47                 1.25                6.59
                                         2004       57  0.804 - 0.817       46         0.13          0.80 - 1.25         2.55 - 2.90
                                         2003       57          0.784       45         0.15                 1.25               24.05
                                         2002       13          0.632        8         0.17                 1.25             (30.47)
                                         2001        5          0.909        4          -                   1.25                5.45
VARIABLE ANNUITY PORTFOLIOS
    Smith Barney Small Cap Growth
       Opportunities Portfolio           2005      287  1.152 - 1.176      331          -            0.80 - 1.25         3.60 - 4.07
                                         2004      275  1.112 - 1.130      306         0.08          0.80 - 1.25       14.17 - 14.60
                                         2003      179          0.974      174          -                   0.25               40.14
                                         2002      115          0.695       80          -                   1.25             (26.53)
                                         2001       26          0.946       24          -                   1.25             (10.92)
VARIABLE INSURANCE PRODUCTS FUND
    Asset Manager Portfolio -
       Service Class 2                   2005    4,790  0.993 - 1.019    4,764         2.56          0.80 - 1.25         2.48 - 2.93
                                         2004    4,953  0.969 - 0.990    4,806         2.38          0.80 - 1.25         3.86 - 4.32
                                         2003    4,344  0.933 - 0.949    4,057         3.20          0.80 - 1.25       16.19 - 16.73
                                         2002    3,804  0.803 - 0.813    3,057         2.96          0.80 - 1.25    (10.18) - (9.67)
                                         2001    2,092  0.894 - 0.900    1,871         3.34          0.80 - 1.25     (5.60) - (5.16)

    Contrafund(R) Portfolio -
       Service Class 2                   2005    4,465  1.402 - 1.432    6,271         0.11          0.80 - 1.25       15.20 - 15.67
                                         2004    3,242  1.217 - 1.238    3,953         0.16          0.80 - 1.25       13.74 - 14.31
                                         2003    1,788  1.070 - 1.083    1,917         0.28          0.80 - 1.25       26.63 - 27.11
                                         2002    1,347  0.845 - 0.852    1,140         0.13          0.80 - 1.25   (11.25) - (10.77)
                                         2001       74          0.947       70          -                   1.25                0.42
    Dynamic Capital Appreciation
       Portfolio - Service Class 2       2005      328  1.133 - 1.157      373          -            0.80 - 1.25       19.26 - 19.77
                                         2004      182  0.950 - 0.966      173          -            0.80 - 1.25         0.00 - 0.42
                                         2003      168  0.950 - 0.962      159          -            0.80 - 1.25       23.38 - 23.97
                                         2002      142  0.770 - 0.776      110         0.60          0.80 - 1.25    (10.60) - (8.77)

    Mid Cap Portfolio -
       Service Class 2                   2005    3,874  1.792 - 1.830    6,955          -            0.80 - 1.25       16.59 - 17.08
                                         2004    2,701  1.537 - 1.563    4,157          -            0.80 - 1.25       23.06 - 23.66
                                         2003    1,686  1.249 - 1.264    2,107         0.23          0.80 - 1.25       36.65 - 37.24
                                         2002    1,274  0.914 - 0.921    1,166         0.17          0.80 - 1.25   (11.18) - (10.76)
                                         2001      115          1.029      118          -                   1.25                2.49

                                         YEAR            UNIT VALUE      NET    INVESTMENT (1)  EXPENSE RATIO (2)   TOTAL RETURN (3)
                                        ENDED   UNITS     LOWEST TO    ASSETS       INCOME         LOWEST TO           LOWEST TO
                                        DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)      HIGHEST (%)         HIGHEST (%)
                                        ------  ------  -------------  -------  --------------  -----------------  -----------------
WELLS FARGO VARIABLE TRUST
    Wells Fargo Advantage Multi Cap
       Value Fund                        2005      600  1.319 - 1.358      792         0.40          0.80 - 1.25       15.10 - 15.57
                                         2004      617  1.146 - 1.175      707            -          0.80 - 1.25       15.29 - 15.88
                                         2003      688  0.994 - 1.014      684         0.11          0.80 - 1.25       36.73 - 37.21
                                         2002      782  0.727 - 0.739      569         0.56          0.80 - 1.25   (24.11) - (23.74)
                                         2001      493  0.958 - 0.969      473         0.01          0.80 - 1.25         2.79 - 3.30

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                               CAPITAL APPRECIATION FUND     HIGH YIELD BOND TRUST        MANAGED ASSETS TRUST
                                               -------------------------   -------------------------   -------------------------
                                                   2005          2004          2005          2004         2005           2004
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
  beginning of year .........................   21,722,427    23,062,419     5,519,327     5,263,654    20,213,234    19,478,799
Accumulation units purchased and
  transferred from other funding options ....    2,737,636     1,897,510       510,317     1,012,914     1,367,981     2,934,594
Accumulation units redeemed and
  transferred to other funding options ......   (2,668,671)   (3,237,502)     (817,562)     (755,670)   (2,841,924)   (2,194,484)
Annuity units ...............................            -             -        (1,532)       (1,571)       (1,077)       (5,675)
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
  end of year ...............................   21,791,392    21,722,427     5,210,550     5,519,327    18,738,214    20,213,234
                                               ===========   ===========   ===========   ===========   ===========   ===========

                                                                            AIM V.I. PREMIER EQUITY       GLOBAL GROWTH FUND -
                                                 MONEY MARKET PORTFOLIO         FUND - SERIES I              CLASS 2 SHARES
                                               -------------------------   -------------------------   -------------------------
                                                   2005          2004          2005          2004         2005           2004
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
  beginning of year .........................   13,084,846    16,151,431       290,662       324,995       180,496             -
Accumulation units purchased and
  transferred from other funding options ....    3,209,896     4,789,876             -        10,408       577,067       182,633
Accumulation units redeemed and
  transferred to other funding options ......   (5,094,817)   (7,855,931)     (110,713)      (44,741)     (100,580)       (2,137)
Annuity units ...............................         (503)         (530)            -             -             -             -
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
  end of year ...............................   11,199,422    13,084,846       179,949       290,662       656,983       180,496
                                               ===========   ===========   ===========   ===========   ===========   ===========

                                                 GROWTH FUND - CLASS 2        GROWTH-INCOME FUND -       CITISTREET DIVERSIFIED
                                                         SHARES                  CLASS 2 SHARES           BOND FUND - CLASS I
                                               -------------------------   -------------------------   -------------------------
                                                   2005          2004          2005          2004         2005           2004
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
  beginning of year .........................      308,523             -       479,291             -    70,635,606    58,879,226
Accumulation units purchased and
  transferred from other funding options ....    1,431,412       322,367     1,509,663       487,533    11,447,947    20,770,365
Accumulation units redeemed and
  transferred to other funding options ......      (90,137)      (13,844)     (144,627)       (8,242)  (10,596,861)   (9,011,439)
Annuity units ...............................            -             -             -             -        (8,107)       (2,546)
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
  end of year ...............................    1,649,798       308,523     1,844,327       479,291    71,478,585    70,635,606
                                               ===========   ===========   ===========   ===========   ===========   ===========

                                                CITISTREET INTERNATIONAL    CITISTREET LARGE COMPANY    CITISTREET SMALL COMPANY
                                                  STOCK FUND - CLASS I        STOCK FUND - CLASS I        STOCK FUND - CLASS I
                                               -------------------------   -------------------------   -------------------------
                                                   2005          2004          2005          2004         2005           2004
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
  beginning of year .........................   41,323,915    38,408,433    89,116,716    77,125,625    17,829,136    16,815,928
Accumulation units purchased and
  transferred from other funding options ....    4,953,149    10,113,538    10,808,471    22,593,671     1,979,867     4,163,222
Accumulation units redeemed and
  transferred to other funding options ......   (7,194,249)   (7,197,539)  (13,739,146)  (10,601,511)   (2,972,328)   (3,149,597)
Annuity units ...............................       (4,607)         (517)      (11,063)       (1,069)       (1,958)         (417)
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
  end of year ...............................   39,078,208    41,323,915    86,174,978    89,116,716    16,834,717    17,829,136
                                               ===========   ===========   ===========   ===========   ===========   ===========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                                                             DELAWARE VIP SMALL CAP
                                               CREDIT SUISSE TRUST EMERGING   DELAWARE VIP REIT SERIES -    VALUE SERIES - STANDARD
                                                     MARKETS PORTFOLIO              STANDARD CLASS                   CLASS
                                               ----------------------------   --------------------------   ------------------------
                                                   2005          2004            2005           2004          2005           2004
                                               -----------    ----------      ----------     ----------    ----------    ----------
Accumulation and annuity units
  beginning of year .........................    1,337,942     1,366,642       2,672,651      2,168,975     2,829,571     2,698,087
Accumulation units purchased and
  transferred from other funding options ....      133,196       170,773         560,934        992,377       398,883       542,923
Accumulation units redeemed and
  transferred to other funding options ......     (238,775)     (199,473)       (577,087)      (488,701)     (400,001)     (411,439)
Annuity units ...............................            -             -               -              -             -             -
                                               -----------    ----------      ----------     ----------    ----------    ----------
Accumulation and annuity units
  end of year ...............................    1,232,363     1,337,942       2,656,498      2,672,651     2,828,453     2,829,571
                                               ===========    ==========      ==========     ==========    ==========    ==========

                                                                               DREYFUS VIF - DEVELOPING
                                                DREYFUS VIF - APPRECIATION        LEADERS PORTFOLIO -       MUTUAL SHARES SECURITIES
                                                PORTFOLIO - INITIAL SHARES          INITIAL SHARES           FUND - CLASS 2 SHARES
                                               ---------------------------    -------------------------    -------------------------
                                                   2005          2004            2005           2004          2005           2004
                                               -----------    ----------      ----------     ----------    ----------    ----------
Accumulation and annuity units
  beginning of year .........................    4,661,805     5,329,607       8,116,796      8,177,899       106,017        24,822
Accumulation units purchased and
  transferred from other funding options ....      300,197       129,851         291,637        703,717       104,720        84,395
Accumulation units redeemed and
  transferred to other funding options ......     (955,060)     (797,485)     (1,398,011)      (764,820)       (6,527)       (3,200)
Annuity units ...............................         (168)         (168)              -              -             -             -
                                               -----------    ----------      ----------     ----------    ----------    ----------
Accumulation and annuity units
  end of year ...............................    4,006,774     4,661,805       7,010,422      8,116,796       204,210       106,017
                                               ===========    ==========      ==========     ==========    ==========    ==========

                                               TEMPLETON DEVELOPING MARKETS       TEMPLETON FOREIGN             TEMPLETON GROWTH
                                                 SECURITIES FUND - CLASS 2     SECURITIES FUND - CLASS 2   SECURITIES FUND - CLASS 2
                                                           SHARES                       SHARES                       SHARES
                                               ----------------------------    -------------------------   -------------------------
                                                   2005          2004            2005           2004          2005           2004
                                               -----------    ----------      ----------     ----------    ----------    ----------
Accumulation and annuity units
  beginning of year .........................       49,682             -         222,726              -       583,539             -
Accumulation units purchased and
  transferred from other funding options ....      689,018        51,812         770,357        233,390     1,799,656       591,069
Accumulation units redeemed and
  transferred to other funding options ......      (84,852)       (2,130)        (43,950)       (10,664)     (132,131)       (7,530)
Annuity units ...............................            -             -               -              -             -             -
                                               -----------    ----------      ----------     ----------    ----------    ----------
Accumulation and annuity units
  end of year ...............................      653,848        49,682         949,133        222,726     2,251,064       583,539
                                               ===========    ==========      ==========     ==========    ==========    ==========

                                                                               EQUITY INDEX PORTFOLIO -         FUNDAMENTAL VALUE
                                                  APPRECIATION PORTFOLIO           CLASS II SHARES                  PORTFOLIO
                                               -------------------------       ------------------------    -------------------------
                                                   2005          2004            2005           2004          2005           2004
                                               -----------    ----------      ----------     ----------    ----------    ----------
Accumulation and annuity units
  beginning of year .........................    3,284,862     2,800,681      22,935,218     23,011,114     9,607,960     8,875,057
Accumulation units purchased and
  transferred from other funding options ....      513,642       714,550       2,246,201      2,906,440       194,859     1,424,764
Accumulation units redeemed and
  transferred to other funding options ......     (446,072)     (230,369)     (3,947,435)    (2,971,563)   (1,329,826)     (691,861)
Annuity units ...............................            -             -         (12,748)       (10,773)            -             -
                                               -----------    ----------      ----------     ----------    ----------    ----------
Accumulation and annuity units
  end of year ...............................    3,352,432     3,284,862      21,221,236     22,935,218     8,472,993     9,607,960
                                               ===========    ==========      ==========     ==========    ==========    ==========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                  BALANCED PORTFOLIO -     MID CAP GROWTH PORTFOLIO    WORLDWIDE GROWTH PORTFOLIO -
                                                     SERVICE SHARES           - SERVICE SHARES                 SERVICE SHARES
                                               -------------------------   ------------------------   -----------------------------
                                                  2005          2004           2005         2004            2005           2004
                                               ---------     ----------      --------    ---------      -----------     ----------
Accumulation and annuity units
  beginning of year .........................  1,562,703      1,581,101       212,598      128,580        9,467,988     10,258,947
Accumulation units purchased and
  transferred from other funding options ....    119,327        192,945       152,349      105,507          364,535        573,558
Accumulation units redeemed and
  transferred to other funding options ......   (162,254)      (211,343)      (33,680)     (21,489)      (1,757,089)    (1,364,517)
Annuity units ...............................          -              -             -            -                -              -
                                               ---------     ----------      --------    ---------      -----------     ----------
Accumulation and annuity units
  end of year ...............................  1,519,776      1,562,703       331,267      212,598        8,075,434      9,467,988
                                               =========     ==========      ========    =========      ===========     ==========

                                                LAZARD RETIREMENT SMALL        GROWTH AND INCOME
                                                     CAP PORTFOLIO                 PORTFOLIO             MID-CAP VALUE PORTFOLIO
                                               -------------------------   ------------------------   -----------------------------
                                                  2005          2004           2005         2004            2005           2004
                                               ---------     ----------      --------    ---------      -----------     ----------
Accumulation and annuity units
  beginning of year .........................    231,226              -       268,562            -          219,429              -
Accumulation units purchased and
  transferred from other funding options ....    153,478        231,226       354,606      268,562          340,518        289,008
Accumulation units redeemed and
  transferred to other funding options ......    (71,148)             -       (18,414)           -          (64,562)       (69,579)
Annuity units ...............................          -              -             -            -                -              -
                                               ---------     ----------      --------    ---------      -----------     ----------
Accumulation and annuity units
  end of year ...............................    313,556        231,226       604,754      268,562          495,385        219,429
                                               =========     ==========      ========    =========      ===========     ==========

                                                 OPPENHEIMER MAIN STREET    REAL RETURN PORTFOLIO -      TOTAL RETURN PORTFOLIO -
                                                FUND/VA - SERVICE SHARES     ADMINISTRATIVE CLASS          ADMINISTRATIVE CLASS
                                               -------------------------   ------------------------   -----------------------------
                                                  2005          2004           2005         2004            2005           2004
                                               ---------     ----------      --------    ---------      -----------     ----------
Accumulation and annuity units
  beginning of year .........................     74,713              -             -            -        5,710,705      5,859,138
Accumulation units purchased and
  transferred from other funding options ....     95,895         74,713       191,822            -        1,151,993      1,334,773
Accumulation units redeemed and
  transferred to other funding options ......     (2,801)             -             -            -         (964,467)    (1,483,206)
Annuity units ...............................          -              -             -            -                -              -
                                               ---------     ----------      --------    ---------      -----------     ----------
Accumulation and annuity units
  end of year ...............................    167,807         74,713       191,822            -        5,898,231      5,710,705
                                               =========     ==========      ========    =========      ===========     ==========

                                                  PUTNAM VT DISCOVERY       PUTNAM VT INTERNATIONAL
                                                 GROWTH FUND - CLASS IB       EQUITY FUND - CLASS       PUTNAM VT SMALL CAP VALUE
                                                        SHARES                      IB SHARES             FUND - CLASS IB SHARES
                                               -------------------------   ------------------------   -----------------------------
                                                  2005          2004           2005         2004            2005           2004
                                               ---------     ----------      --------    ---------      -----------     ----------
Accumulation and annuity units
  beginning of year .........................     92,900         99,439       970,917      951,001        3,255,684      2,303,550
Accumulation units purchased and
  transferred from other funding options ....     20,604              -       125,714      171,496          724,341      1,223,872
Accumulation units redeemed and
  transferred to other funding options ......    (21,075)        (6,539)     (133,269)    (151,580)        (585,290)      (271,738)
Annuity units ...............................          -              -             -            -                -              -
                                               ---------     ----------      --------    ---------      -----------     ----------
Accumulation and annuity units
  end of year ...............................     92,429         92,900       963,362      970,917        3,394,735      3,255,684
                                               =========     ==========      ========    =========      ===========     ==========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                                                          SMALL CAP GROWTH FUND -
                                                ALL CAP FUND - CLASS I      INVESTORS FUND - CLASS I             CLASS I
                                               ------------------------     ------------------------     ------------------------
                                                  2005          2004           2005          2004           2005           2004
                                               ----------    ----------     ----------    ----------      ---------     ---------
Accumulation and annuity units
  beginning of year .........................   8,896,689     8,378,158      3,426,097     3,363,831        598,446       419,725
Accumulation units purchased and
  transferred from other funding options ....     414,121     1,351,931        200,229       511,614        129,455       345,545
Accumulation units redeemed and
  transferred to other funding options ......  (1,146,203)     (831,148)      (536,348)     (449,348)       (96,548)     (166,824)
Annuity units ...............................      (2,190)       (2,252)             -             -              -             -
                                               ----------    ----------     ----------    ----------      ---------     ---------
Accumulation and annuity units
  end of year ...............................   8,162,417     8,896,689      3,089,978     3,426,097        631,353       598,446
                                               ==========    ==========     ==========    ==========      =========     =========

                                                                                                           SMITH BARNEY PREMIER
                                                 TOTAL RETURN FUND -          SMITH BARNEY DIVIDEND      SELECTIONS ALL CAP GROWTH
                                                       CLASS I                 STRATEGY PORTFOLIO                PORTFOLIO
                                               ------------------------     ------------------------     ------------------------
                                                   2005          2004           2005          2004          2005           2004
                                               ----------    ----------     ----------    ----------      ---------     ---------
Accumulation and annuity units
  beginning of year .........................     534,420       547,540        361,683       268,796         46,844        28,134
Accumulation units purchased and
  transferred from other funding options ....       1,763       111,329         14,254        93,871          5,902        44,387
Accumulation units redeemed and
  transferred to other funding options ......     (48,194)     (124,449)      (134,646)         (969)       (30,776)      (25,677)
Annuity units ...............................           -             -              -           (15)             -             -
                                               ----------    ----------     ----------    ----------      ---------     ---------
Accumulation and annuity units
  end of year ...............................     487,989       534,420        241,291       361,683         21,970        46,844
                                               ==========    ==========     ==========    ==========      =========     =========

                                               AIM CAPITAL APPRECIATION      CONVERTIBLE SECURITIES         DISCIPLINED MID CAP
                                                       PORTFOLIO                    PORTFOLIO                 STOCK PORTFOLIO
                                               ------------------------     ------------------------     ------------------------
                                                  2005          2004           2005          2004            2005          2004
                                               ----------    ----------     ----------    ----------      ---------     ---------
Accumulation and annuity units
  beginning of year .........................     843,575       806,248         64,342             -      4,425,365     4,442,072
Accumulation units purchased and
  transferred from other funding options ....     166,801       157,160         37,077       103,687        339,303       621,797
Accumulation units redeemed and
  transferred to other funding options ......    (372,139)     (119,833)       (11,405)      (39,345)      (622,812)     (638,504)
Annuity units ...............................           -             -              -             -              -             -
                                               ----------    ----------     ----------    ----------      ---------     ---------
Accumulation and annuity units
  end of year ...............................     638,237       843,575         90,014        64,342      4,141,856     4,425,365
                                               ==========    ==========     ==========    ==========      =========     =========

                                                EQUITY INCOME PORTFOLIO     FEDERATED STOCK PORTFOLIO      LARGE CAP PORTFOLIO
                                               ------------------------     -------------------------    ------------------------
                                                   2005         2004           2005          2004            2005          2004
                                               ----------    ----------     ----------    ----------      ---------     ---------
Accumulation and annuity units
  beginning of year .........................  12,451,558    11,197,244      1,232,467     1,365,922      8,946,685     9,328,389
Accumulation units purchased and
  transferred from other funding options ....   1,202,185     2,607,475          9,754        37,954        307,661       603,578
Accumulation units redeemed and
  transferred to other funding options ......  (1,705,914)   (1,353,072)      (268,574)     (171,409)    (1,631,386)     (985,282)
Annuity units ...............................         (90)          (89)             -             -              -             -
                                               ----------    ----------     ----------    ----------      ---------     ---------
Accumulation and annuity units
  end of year ...............................  11,947,739    12,451,558        973,647     1,232,467      7,622,960     8,946,685
                                               ==========    ==========     ==========    ==========      =========     =========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                 MERCURY LARGE CAP CORE         MFS EMERGING GROWTH        MFS MID CAP GROWTH
                                                        PORTFOLIO                     PORTFOLIO                  PORTFOLIO
                                               --------------------------    ------------------------   -------------------------
                                                   2005           2004          2005          2004          2005          2004
                                               -----------     ----------    ----------     ---------   -----------    ----------
Accumulation and annuity units
  beginning of year .......................        929,870        940,275        59,682        33,417     4,399,375     4,893,524
Accumulation units purchased and
  transferred from other funding options ..        176,415        181,396             -        39,199       185,733       448,415
Accumulation units redeemed and
  transferred to other funding options ....       (165,798)      (191,801)      (59,682)      (12,934)     (836,802)     (941,717)
Annuity units .............................              -              -             -             -          (824)         (847)
                                               -----------     ----------    ----------     ---------   -----------    ----------
Accumulation and annuity units
  end of year .............................        940,487        929,870             -        59,682     3,747,482     4,399,375
                                               ===========     ==========    ==========     =========   ===========    ==========

                                                                                                          MONDRIAN INTERNATIONAL
                                               MFS TOTAL RETURN PORTFOLIO       MFS VALUE PORTFOLIO           STOCK PORTFOLIO
                                               --------------------------    ------------------------   -------------------------
                                                   2005           2004          2005          2004          2005          2004
                                               -----------     ----------    ----------     ---------   -----------    ----------
Accumulation and annuity units
  beginning of year .......................     14,602,425     13,312,081       244,994             -     1,417,346       876,789
Accumulation units purchased and
  transferred from other funding options ..      2,214,818      2,831,466       412,576       256,067       300,029       680,940
Accumulation units redeemed and
  transferred to other funding options ....     (2,438,373)    (1,540,352)      (98,523)      (11,073)     (382,952)     (140,310)
Annuity units .............................           (670)          (770)            -             -           (73)          (73)
                                               -----------     ----------    ----------     ---------   -----------    ----------
Accumulation and annuity units
  end of year .............................     14,378,200     14,602,425       559,047       244,994     1,334,350     1,417,346
                                               ===========     ==========    ==========     =========   ===========    ==========

                                                                               PIONEER MID CAP VALUE    PIONEER STRATEGIC INCOME
                                                 PIONEER FUND PORTFOLIO              PORTFOLIO                  PORTFOLIO
                                               --------------------------    ------------------------   -------------------------
                                                   2005           2004          2005          2004          2005          2004
                                               -----------     ----------    ----------     ---------   -----------    ----------
Accumulation and annuity units
  beginning of year .......................      2,207,586      2,552,397             -             -       904,550       866,848
Accumulation units purchased and
  transferred from other funding options ..        178,991         42,318        42,317             -       471,058       131,960
Accumulation units redeemed and
  transferred to other funding options ....       (403,143)      (387,129)       (7,045)            -      (105,414)      (94,258)
Annuity units .............................              -              -             -             -             -             -
                                               -----------     ----------    ----------     ---------   -----------    ----------
Accumulation and annuity units
  end of year .............................      1,983,434      2,207,586        35,272             -     1,270,194       904,550
                                               ===========     ==========    ==========     =========   ===========    ==========

                                                                              TRAVELERS QUALITY BOND          U.S. GOVERNMENT
                                               STRATEGIC EQUITY PORTFOLIO            PORTFOLIO             SECURITIES PORTFOLIO
                                               --------------------------    ------------------------   -------------------------
                                                   2005           2004          2005          2004          2005          2004
                                               -----------     ----------    ----------     ---------   -----------    ----------
Accumulation and annuity units
  beginning of year .......................     12,448,181     13,774,701     6,652,534     7,479,643    10,898,924    13,517,126
Accumulation units purchased and
  transferred from other funding options ..        375,485        486,686       874,839     1,100,855       962,641       880,508
Accumulation units redeemed and
  transferred to other funding options ....     (2,648,870)    (1,810,744)   (1,105,256)   (1,924,044)   (1,933,568)   (3,497,892)
Annuity units .............................         (2,255)        (2,462)       (4,477)       (3,920)         (786)         (818)
                                               -----------     ----------    ----------     ---------   -----------    ----------
Accumulation and annuity units
  end of year .............................     10,172,541     12,448,181     6,417,640     6,652,534     9,927,211    10,898,924
                                               ===========     ==========    ==========     =========   ===========    ==========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                SB ADJUSTABLE RATE INCOME     SMITH BARNEY AGGRESSIVE     SMITH BARNEY HIGH INCOME
                                               PORTFOLIO - CLASS I SHARES         GROWTH PORTFOLIO                 PORTFOLIO
                                               --------------------------    --------------------------   -------------------------
                                                  2005            2004           2005          2004            2005          2004
                                               ----------      ----------    ------------   -----------     ---------     ---------
Accumulation and annuity units
  beginning of year .......................       334,070          24,560      12,807,998    10,537,693       983,645       925,251
Accumulation units purchased and
  transferred from other funding options ..        70,979         385,512       1,027,564     3,541,929       124,401       187,652
Accumulation units redeemed and
  transferred to other funding options ....       (76,818)        (76,002)     (2,006,492)   (1,271,624)     (275,865)     (129,258)
Annuity units .............................             -               -               -             -             -             -
                                               ----------      ----------    ------------   -----------     ---------     ---------
Accumulation and annuity units
  end of year .............................       328,231         334,070      11,829,070    12,807,998       832,181       983,645
                                               ==========      ==========    ============   ===========     =========     =========

                                                                                   SMITH BARNEY LARGE
                                               SMITH BARNEY INTERNATIONAL        CAPITALIZATION GROWTH        SOCIAL AWARENESS STOCK
                                                ALL CAP GROWTH PORTFOLIO                PORTFOLIO                    PORTFOLIO
                                               --------------------------      --------------------------     ----------------------
                                                  2005            2004             2005          2004            2005        2004
                                               ----------      ----------      ------------   -----------     ---------   ---------
Accumulation and annuity units
  beginning of year .......................     2,588,694       2,809,552         8,734,161     8,150,121     4,116,754   4,304,699
Accumulation units purchased and
  transferred from other funding options ..        61,595         142,772           357,972     1,922,192       130,939     401,160
Accumulation units redeemed and
  transferred to other funding options ....      (615,512)       (363,630)       (2,280,370)   (1,337,349)     (915,333)   (589,105)
Annuity units .............................             -               -              (805)         (803)            -           -
                                               ----------      ----------      ------------   -----------     ---------   ---------
Accumulation and annuity units
  end of year .............................     2,034,777       2,588,694         6,810,958     8,734,161     3,332,360   4,116,754
                                               ==========      ==========      ============   ===========     =========   =========

                                                  COMSTOCK PORTFOLIO -       EMERGING GROWTH PORTFOLIO       ENTERPRISE PORTFOLIO -
                                                   CLASS II SHARES              - CLASS II SHARES               CLASS II SHARES
                                               -----------------------      --------------------------     ------------------------
                                                  2005         2004             2005          2004            2005           2004
                                               ----------   ----------      ------------   -----------     ---------      ---------
Accumulation and annuity units
  beginning of year .......................       340,734       59,125           164,650       145,755        57,135         57,287
Accumulation units purchased and
  transferred from other funding options ..       618,640      350,008           127,487        28,474             -              -
Accumulation units redeemed and
  transferred to other funding options ....      (183,738)     (68,399)          (50,304)       (9,579)            -           (152)
Annuity units .............................             -            -                 -             -             -              -
                                               ----------   ----------      ------------   -----------     ---------      ---------
Accumulation and annuity units
  end of year .............................       775,636      340,734           241,833       164,650        57,135         57,135
                                               ==========   ==========      ============   ===========     =========      =========

                                               SMITH BARNEY SMALL CAP
                                                GROWTH OPPORTUNITIES        ASSET MANAGER PORTFOLIO -     CONTRAFUND(R) PORTFOLIO -
                                                      PORTFOLIO                   SERVICE CLASS 2               SERVICE CLASS 2
                                               -----------------------      --------------------------    -------------------------
                                                  2005         2004             2005          2004            2005           2004
                                               ----------   ----------      ------------   -----------     ---------      ---------
Accumulation and annuity units
  beginning of year .......................       275,128      178,822         4,953,099     4,343,987     3,242,396      1,788,367
Accumulation units purchased and
  transferred from other funding options ..       104,008      221,535           313,166     1,022,917     1,762,231      1,631,431
Accumulation units redeemed and
  transferred to other funding options ....       (92,160)    (125,229)         (475,802)     (413,805)     (539,427)      (177,402)
Annuity units .............................             -            -                 -             -             -              -
                                               ----------   ----------      ------------   -----------     ---------      ---------
Accumulation and annuity units
  end of year .............................       286,976      275,128         4,790,463     4,953,099     4,465,200      3,242,396
                                               ==========   ==========      ============   ===========     =========      =========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                               DYNAMIC CAPITAL APPRECIATION     MID CAP PORTFOLIO - SERVICE    WELLS FARGO ADVANTAGE
                                                PORTFOLIO - SERVICE CLASS 2                CLASS 2              MULTI CAP VALUE FUND
                                               ----------------------------   -----------------------------    ---------------------
                                                 2005               2004         2005               2004         2005        2004
                                               --------          ----------   ----------         ----------    --------    --------
Accumulation and annuity units
  beginning of year .......................     181,514            167,759     2,701,113          1,686,097     617,173     687,643
Accumulation units purchased and
  transferred from other funding options ..     153,489            111,923     1,451,619          1,362,143     110,553      72,362
Accumulation units redeemed and
  transferred to other funding options ....      (6,504)           (98,168)     (278,836)          (347,127)   (127,565)   (142,832)
Annuity units .............................           -                  -             -                  -           -           -
                                               --------          ---------    ----------         ----------    --------    --------
Accumulation and annuity units
  end of year .............................     328,499            181,514     3,873,896          2,701,113     600,161     617,173
                                               ========          =========    ==========         ==========    ========    ========

                              INDEPENDENT AUDITORS

                             DELOITTE & TOUCHE LLP
                                 Tampa, Florida

                                    KPMG LLP
                             Hartford, Connecticut

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                                                              PAGE
                                                              ----
Reports of Independent Registered Public Accounting Firms...   F-1
Financial Statements as of December 31, 2005 (SUCCESSOR) and
  2004 (PREDECESSOR) and for the six months ended December
  31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR) and
  for each of the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Consolidated Balance Sheets...............................   F-4
  Consolidated Statements of Income.........................   F-5
  Consolidated Statements of Stockholder's Equity...........   F-6
  Consolidated Statements of Cash Flows.....................   F-7
  Notes to Consolidated Financial Statements................   F-8
Financial Statement Schedules as of December 31, 2005
  (SUCCESSOR) and 2004 (PREDECESSOR) and for the six months
  ended December 31, 2005 (SUCCESSOR) and June 30, 2005
  (PREDECESSOR) and for the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Schedule I -- Consolidated Summary of Investments -- Other
     Than Investments in Affiliates.........................  F-57
  Schedule III -- Consolidated Supplementary Insurance
     Information............................................  F-58
  Schedule IV -- Consolidated Reinsurance...................  F-60

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
The Travelers Life and Annuity Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Life and Annuity Company and subsidiaries (the "Company") as of December 31, 2005 (SUCCESSOR), and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR). Our audit also included the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), listed in the accompanying index. These consolidated financial statements and consolidated financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and consolidated financial statement schedules based on our audit. The consolidated financial statements and consolidated financial statement schedules of the Company as of December 31, 2004 (PREDECESSOR), and for the years ended December 31, 2004 (PREDECESSOR) and 2003 (PREDECESSOR), were audited by other auditors whose report, dated March 28, 2005, expressed an unqualified opinion on those statements and included an explanatory paragraph regarding the Company's change of its accounting method for certain non-traditional long duration contracts and separate accounts in 2004.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of The Travelers Life and Annuity Company and subsidiaries as of December 31, 2005 (SUCCESSOR), and the results of their operations and their cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein as of December 31, 2005 (SUCCESSOR), and for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR).

     As described in Note 1 to the consolidated financial statements, the Company was acquired by MetLife, Inc. on July 1, 2005. As required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J., Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting was applied to the assets and liabilities of the Company, and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations. The accompanying consolidated financial statements for periods prior and subsequent to the acquisition date are labeled "PREDECESSOR" and "SUCCESSOR," respectively.

/s/ DELOITTE & TOUCHE LLP
---------------------------------------------------------
DELOITTE & TOUCHE LLP

New York, New York
March 29, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Life and Annuity Company:

     We have audited the accompanying balance sheet of The Travelers Life and Annuity Company as of December 31, 2004 (PREDECESSOR) and the related statements of income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2004 and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 2 to the financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

/s/ KPMG LLP
---------------------------------------------------------
KPMG LLP

Hartford, Connecticut
March 28, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Life and Annuity Company:

     Under date of March 28, 2005, we reported on the balance sheet of The Travelers Life and Annuity Company as of December 31, 2004 (PREDECESSOR) and the related statements of income, stockholder's equity and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR), which are included in the Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

     In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As discussed in Note 2 to the financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

/s/ KPMG LLP
---------------------------------------------------------
KPMG LLP

Hartford, Connecticut
March 28, 2005

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               SUCCESSOR       PREDECESSOR
                                                              ------------   ---------------
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------   ---------------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $6,158 and $5,929, respectively)......    $ 6,055          $ 6,261
  Equity securities available-for-sale, at fair value (cost:
     $4 and $23, respectively)..............................          4               26
  Mortgage loans on real estate.............................        258              212
  Policy loans..............................................         37               32
  Other limited partnership interests.......................         73              219
  Short-term investments....................................         57              420
  Other invested assets.....................................        333              159
                                                                -------          -------
     Total investments......................................      6,817            7,329
Cash and cash equivalents...................................        233                1
Accrued investment income...................................         69               84
Premiums and other receivables..............................        201              242
Deferred policy acquisition costs and value of business
  acquired..................................................      1,777            1,533
Goodwill....................................................        243               --
Current income tax recoverable..............................         20               --
Deferred income tax assets..................................         90               --
Other assets................................................         22                5
Separate account assets.....................................     12,179           11,631
                                                                -------          -------
     Total assets...........................................    $21,651          $20,825
                                                                =======          =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................    $ 1,740          $ 1,073
  Policyholder account balances.............................      5,688            5,227
  Other policyholder funds..................................         68                6
  Current income tax payable................................         --              265
  Deferred income tax liability.............................         --              180
  Payables for collateral under securities loaned and other
     transactions...........................................        108              208
  Other liabilities.........................................        132              274
  Separate account liabilities..............................     12,179           11,631
                                                                -------          -------
     Total liabilities......................................     19,915           18,864
                                                                -------          -------
Stockholder's Equity:
Common stock, par value $100 per share; 100,000 shares
  authorized, 30,000 shares issued and outstanding..........          3                3
Additional paid-in capital..................................      1,725              817
Retained earnings...........................................         50              922
Accumulated other comprehensive (loss) income...............        (42)             219
                                                                -------          -------
     Total stockholder's equity.............................      1,736            1,961
                                                                -------          -------
     Total liabilities and stockholder's equity.............    $21,651          $20,825
                                                                =======          =======

          See accompanying notes to consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                       CONSOLIDATED STATEMENTS OF INCOME
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                    SUCCESSOR                 PREDECESSOR
                                                 ----------------   --------------------------------
                                                 SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                   DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                 ----------------   ----------------   -------------
                                                       2005               2005         2004    2003
                                                 ----------------   ----------------   -----   -----
REVENUES
Premiums.......................................        $ 17               $ 20         $ 40    $ 41
Universal life and investment-type product
  policy fees..................................         233                221          371     237
Net investment income..........................         167                223          389     356
Other revenues.................................          11                 12           19      19
Net investment gains (losses)..................         (35)                (6)          17      (7)
                                                       ----               ----         ----    ----
  Total revenues...............................         393                470          836     646
                                                       ----               ----         ----    ----
EXPENSES
Policyholder benefits and claims...............          90                 49           85      90
Interest credited to policyholder account
  balances.....................................          76                126          241     217
Other expenses.................................         165                184          303     185
                                                       ----               ----         ----    ----
  Total expenses...............................         331                359          629     492
                                                       ----               ----         ----    ----
Income before provision for income taxes.......          62                111          207     154
Provision for income taxes.....................          12                 35           49      35
                                                       ----               ----         ----    ----
Net income.....................................        $ 50               $ 76         $158    $119
                                                       ====               ====         ====    ====

          See accompanying notes to consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                         ACCUMULATED OTHER
                                                                                           COMPREHENSIVE
                                                                                           INCOME (LOSS)
                                                                                         -----------------
                                                                 ADDITIONAL               NET UNREALIZED
                                                        COMMON    PAID-IN     RETAINED   INVESTMENT GAINS
                                                        STOCK     CAPITAL     EARNINGS       (LOSSES)        TOTAL
                                                        ------   ----------   --------   -----------------   ------
BALANCE AT JANUARY 1, 2003 (PREDECESSOR)..............  $   3      $  417     $   645          $  95         $1,160
Comprehensive income (loss):
  Net income..........................................                            119                           119
  Other comprehensive income (loss):
    Unrealized gains (losses) on derivative
      instruments, net of income taxes................                                            (3)            (3)
    Unrealized investment gains (losses), net of
      related offsets and income taxes................                                           123            123
                                                                                                             ------
    Other comprehensive income (loss).................                                                          120
                                                                                                             ------
  Comprehensive income (loss).........................                                                          239
                                                        -----      ------     -------          -----         ------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)............      3         417         764            215          1,399
Capital contributed by The Travelers Insurance
  Company.............................................                400                                       400
Comprehensive income (loss):
  Net income..........................................                            158                           158
  Other comprehensive income (loss):
    Unrealized gains (losses) on derivative
      instruments, net of income taxes................                                            (5)            (5)
    Unrealized investment gains (losses), net of
      related offsets and income taxes................                                             9              9
                                                                                                             ------
    Other comprehensive income (loss).................                                                            4
                                                                                                             ------
  Comprehensive income (loss).........................                                                          162
                                                        -----      ------     -------          -----         ------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)............      3         817         922            219          1,961
Comprehensive income (loss):
  Net income..........................................                             76                            76
  Other comprehensive income (loss):
    Unrealized gains (losses) on derivative
      instruments, net of income taxes................                                            (2)            (2)
    Unrealized investment gains (losses), net of
      related offsets and income taxes................                                            (5)            (5)
                                                                                                             ------
    Other comprehensive income (loss).................                                                           (7)
                                                                                                             ------
  Comprehensive income (loss).........................                                                           69
Assumption of liabilities by The Travelers Insurance
  Company.............................................                  4                                         4
                                                        -----      ------     -------          -----         ------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)................      3         821         998            212          2,034
Effect of push down accounting of MetLife,
  Inc.'s purchase price on The Travelers Life and
    Annuity
  Company's net assets acquired (See Note 1)..........              1,112        (998)          (212)           (98)
                                                        -----      ------     -------          -----         ------
BALANCE AT JULY 1, 2005 (SUCCESSOR)...................      3       1,933          --             --          1,936
Revisions of purchase price pushed down to The
  Travelers Life and Annuity Company's net assets
  acquired (See Note 1)...............................               (208)                                     (208)
Comprehensive income (loss):
  Net income..........................................                             50                            50
  Other comprehensive income (loss):
    Unrealized investment gains (losses), net of
      related offsets and income taxes................                                           (42)           (42)
                                                                                                             ------
    Other comprehensive income (loss).................                                                          (42)
                                                                                                             ------
  Comprehensive income (loss).........................                                                            8
                                                        -----      ------     -------          -----         ------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)..............  $   3      $1,725     $    50          $ (42)        $1,736
                                                        =====      ======     =======          =====         ======

          See accompanying notes to consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                            SUCCESSOR                     PREDECESSOR
                                                         ----------------    --------------------------------------
                                                         SIX MONTHS ENDED    SIX MONTHS ENDED       YEARS ENDED
                                                           DECEMBER 31,          JUNE 30,           DECEMBER 31,
                                                         ----------------    ----------------    ------------------
                                                               2005                2005           2004       2003
                                                         ----------------    ----------------    -------    -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.............................................      $    50              $  76          $   158    $   119
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Amortization of premiums (accretion of discounts)
      associated with investments, net.................           12                 (8)             (18)       (13)
    Losses (gains) from sales of investments, net......           35                  6              (17)         7
    Interest credited to other policyholder account
      balances.........................................           76                126              241        217
    Universal life and investment-type product policy
      fees.............................................         (233)              (221)            (371)      (237)
    Change in accrued investment income................           11                 (4)              (7)       (37)
    Change in premiums and other receivables...........          (81)                 2               --          3
    Change in DAC and VOBA, net........................          (56)               (90)            (243)      (215)
    Change in insurance-related liabilities............           49                (15)             (49)       (16)
    Change in current income taxes payable.............          (25)              (242)             227       (101)
    Change in other assets.............................           90                 49               72       (128)
    Change in other liabilities........................           54                (75)             (17)        53
    Other, net.........................................           (1)                34              (21)        33
                                                             -------              -----          -------    -------
NET CASH (USED IN) OPERATING ACTIVITIES................          (19)              (362)             (45)      (315)
                                                             -------              -----          -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities...................................        3,483                521            1,305      2,111
    Equity securities..................................           30                  8               19          8
    Mortgage loans on real estate......................           37                 18               59         23
    Real estate and real estate joint ventures.........           --                 17                9         16
    Other limited partnership interests................           17                 18               23         16
  Purchases of:
    Fixed maturities...................................       (3,557)              (448)          (2,156)    (2,854)
    Equity securities..................................           --                 (1)             (30)        (4)
    Mortgage loans on real estate......................          (20)               (75)            (136)       (28)
    Other limited partnership interests................          (11)               (41)             (89)       (75)
  Policy loans.........................................           (2)                (4)              (5)         1
  Net change in short-term investments.................          131                135             (225)       280
  Net change in other invested assets..................           21                 16               43         76
  Other, net...........................................           --                  2               (1)        10
                                                             -------              -----          -------    -------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES....          129                166           (1,184)      (420)
                                                             -------              -----          -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits...........................................          343                476            1,023        914
    Withdrawals........................................         (290)              (181)            (178)      (268)
  Net change in payables for collateral under
    securities loaned and other transactions...........           (2)               (98)             (16)        75
  Financing element of certain derivative
    instruments........................................          (13)                --               --         --
  Capital contribution from parent.....................           --                 --              400         --
                                                             -------              -----          -------    -------
NET CASH PROVIDED BY FINANCING ACTIVITIES..............           38                197            1,229        721
                                                             -------              -----          -------    -------
Change in cash and cash equivalents....................          148                  1               --        (14)
Cash and cash equivalents, beginning of period.........           85                  1                1         15
                                                             -------              -----          -------    -------
CASH AND CASH EQUIVALENTS, END OF PERIOD...............      $   233              $   2          $     1    $     1
                                                             =======              =====          =======    =======
Supplemental disclosures of cash flow information:
    Net cash paid (received) during the period for
      income taxes.....................................      $    37              $ 277          $  (179)   $   135
    Assumption of liabilities by The Travelers
      Insurance Company................................      $    --              $   4          $    --    $    --
                                                             =======              =====          =======    =======

    See Note 1 for purchase accounting adjustment.

          See accompanying notes to consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ACQUISITION OF THE TRAVELERS LIFE AND ANNUITY COMPANY BY METLIFE, INC.

     On July 1, 2005 (the "Acquisition Date"), The Travelers Life and Annuity Company ("TLAC," together with its subsidiaries, the "Company") and other affiliated entities, including the Company's parent, The Travelers Insurance Company ("TIC"), and substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, and excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife, Inc. ("MetLife") from Citigroup (the "Acquisition") for $12.0 billion. MetLife is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.

     Consideration paid by MetLife for the purchase consisted of approximately $10.9 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of approximately $1.0 billion to Citigroup and approximately $100 million in other transaction costs. Consideration paid to Citigroup will be finalized subject to review of the June 30, 2005 financial statements of Travelers by both MetLife and Citigroup and interpretation of the provisions of the acquisition agreement, dated as of January 31, 2005 between MetLife and Citigroup (the "Acquisition Agreement"), by both parties.

     In accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition is being accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of the Company be identified and measured at their fair value as of the Acquisition Date. As required by the U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin Topic 5-J., Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with the Company has been "pushed down" to the consolidated financial statements of the Company, thereby establishing a new basis of accounting. This new basis of accounting is referred to as the "successor basis," while the historical basis of accounting is referred to as the "predecessor basis." Financial statements included herein for periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively.

  Purchase Price Allocation and Goodwill -- Preliminary

     The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below. During the fourth quarter of 2005, the Company revised the purchase price allocation as a result of reviews of the Company's underwriting criteria performed in order to refine the estimate of fair values of assumed future policy benefit liabilities. As a result of these reviews and actuarial analyses, and to be consistent with MetLife's reserving methodologies, the Company increased its estimate of the fair value of liabilities relating to a specific group of acquired life insurance policies. Consequently, the fair value of future policy benefits assumed increased by $314 million, net of the related deferred tax assets of $110 million, for a net change of $204 million. The Company expects to complete its reviews and, if required, further refine its estimate of the fair value of such liabilities by June 30, 2006. Additionally, the Company received updated information regarding the fair values of certain assets and liabilities such as its investments in other limited partnerships, mortgage and consumer loans, other assets and other liabilities resulting in a change in the fair value of assets and liabilities acquired, net of their related deferred tax effects, of $23 million. These adjustments resulted in a reduction of the total net fair value of the assets acquired and liabilities assumed of $227 million from those initially estimated. Based upon MetLife's method of attributing the purchase price to the entities acquired, the portion of Travelers' purchase

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

price attributed to the Company was decreased by $208 million resulting in an increase in goodwill of $19 million.

     The fair value of certain other assets acquired and liabilities assumed, including goodwill, may be further adjusted during the allocation period due to finalization of the purchase price to be paid to Citigroup as noted previously, agreement between Citigroup and MetLife as to the tax basis purchase price to be allocated to the acquired subsidiaries, and receipt of information regarding the estimation of certain fair values. In no case will the adjustments extend beyond one year from the Acquisition Date.

                                                                   SUCCESSOR
                                                                   ---------
                                                              AS OF JULY 1, 2005
                                                              ------------------
                                                                 (IN MILLIONS)
TOTAL PURCHASE PRICE:.......................................             $11,966
  Purchase price attributed to other affiliates.............              10,238
                                                                         -------
  Purchase price attributed to the Company..................               1,728
NET ASSETS ACQUIRED PRIOR TO PURCHASE ACCOUNTING
  ADJUSTMENTS...............................................  $ 2,034
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturities available-for-sale.......................       (4)
  Mortgage loans on real estate.............................        7
  Real estate and real estate joint ventures
     held-for-investment....................................       (1)
  Other limited partnership interests.......................        3
  Other invested assets.....................................      (10)
  Premiums and other receivables............................      (47)
  Elimination of historical deferred policy acquisition
     costs..................................................   (1,622)
  Value of business acquired................................    1,676
  Value of distribution agreements acquired.................        8
  Net deferred income tax asset.............................      261
  Other assets..............................................        5
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits....................................     (292)
  Policyholder account balances.............................     (464)
  Other liabilities.........................................      (69)
                                                              -------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES ASSUMED...               1,485
                                                                         -------
GOODWILL RESULTING FROM THE ACQUISITION.....................             $   243
                                                                         =======

     The entire amount of goodwill is expected to be deductible for income tax purposes.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Condensed Statement of Net Assets Acquired

     The condensed statement of net assets acquired reflects the fair value of the Company's net assets as of July 1, 2005 as follows:

                                                                   SUCCESSOR
                                                               ------------------
                                                               AS OF JULY 1, 2005
                                                               ------------------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturities available-for-sale.........................        $ 6,135
Equity securities available-for-sale........................             35
Mortgage loans on real estate...............................            277
Policy loans................................................             36
Other limited partnership interests.........................             80
Short-term investments......................................            188
Other invested assets.......................................            332
                                                                    -------
  Total investments.........................................          7,083
Cash and cash equivalents...................................             85
Accrued investment income...................................             80
Premiums and other receivables..............................            175
Value of business acquired..................................          1,676
Goodwill....................................................            243
Other intangible assets.....................................              8
Deferred tax asset..........................................            100
Other assets................................................              6
Separate account assets.....................................         11,617
                                                                    -------
  Total assets acquired.....................................         21,073
                                                                    -------

LIABILITIES:
Future policy benefits......................................          1,728
Policyholder account balances...............................          5,684
Other policyholder funds....................................             15
Current income taxes payable................................             37
Other liabilities...........................................            264
Separate account liabilities................................         11,617
                                                                    -------
  Total liabilities assumed.................................         19,345
                                                                    -------
  Net assets acquired.......................................        $ 1,728
                                                                    =======

  Other Intangible Assets

     Value of business acquired ("VOBA") reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums,

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of the Company's distribution agreements acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as other identifiable intangible assets. In selecting the appropriate discount rates, management considered the calculated weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair value of business acquired and distribution agreements acquired are as follows:

                                                            SUCCESSOR
                                                          -------------    WEIGHTED AVERAGE
                                                          JULY 1, 2005    AMORTIZATION PERIOD
                                                          -------------   -------------------
                                                          (IN MILLIONS)
Value of business acquired.............................      $1,676            16 years
Value of distribution agreements acquired..............           8            16 years
                                                             ------
  Total value of intangible assets acquired, excluding
     goodwill..........................................      $1,684            16 years
                                                             ======

     The estimated future amortization of the value of business acquired and distribution agreements from 2006 to 2010 is as follows:

                                                               (IN MILLIONS)
2006........................................................       $180
2007........................................................       $171
2008........................................................       $159
2009........................................................       $148
2010........................................................       $133

2.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     TLAC is a Connecticut corporation incorporated in 1973. As described more fully in Note 1, TLAC is a wholly-owned subsidiary of TIC. On July 1, 2005, TIC became a wholly-owned subsidiary of MetLife, a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe. The Company offers annuities and life insurance to individuals and small businesses.

     The Company currently operates as a single segment and, as such, financial results are prepared and reviewed by management as a single operating segment. The Company continually evaluates its operating activities and the method utilized by management to evaluate the performance of such activities and will report on a segment basis when appropriate to do so.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of the Company and partnerships and joint ventures in which the Company has control. Assets, liabilities, revenues and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "-- Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     As described more fully in Note 1, the application of purchase accounting resulted in the establishment of a new basis of accounting. Consequently, all periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively. As such periods are not prepared on a consistent basis, the six month period and the years prior to the Acquisition are presented separately from the six month period subsequent to the Acquisition.

     Certain amounts in the predecessor consolidated financial statements for periods prior to July 1, 2005 have been reclassified to conform with the presentation of the successor.

     Significant reclassifications to the consolidated balance sheet as of December 31, 2004 are as follows: (i) securities previously reported in other invested assets are now reported in equity securities; (ii) securities partnerships that were previously reported in other invested assets are now reported in other limited partnership interests; (iii) reinsurance recoverables are now reported in premiums and other receivables; (iv) VOBA previously reported in other assets is now reported in deferred policy acquisition costs ("DAC"); (v) balances on investment-type contracts previously reported in contractholder funds are now reported in policyholder account balances; (vi) deferred sales inducements previously reported as part of DAC, are now reported in other assets; (vii) deferred profits previously reported as other liabilities are now reported in other policyholder funds.

     Reclassifications to the consolidated statements of income for the years ended December 31, 2004 and 2003, were primarily related to certain reinsurance and other revenues previously reported in general and administrative expenses which are now reported in other revenues. In addition, amortization of DAC is now reported in other expenses.

     The consolidated statements of cash flows for the years ended December 31, 2004 and 2003 have been presented using the indirect method. Reclassifications made to the consolidated statements of cash flows for the years ended December 31, 2004 and 2003 primarily related to investment-type policy activity previously reported as cash flows from operating activities which are now reported as cash flows from financing activities. In addition, net changes in payables for securities loaned transactions were reclassified from cash flows from investing activities to cash flows from financing activities and accrued withdrawal benefits were reclassified from cash flows from financing activities to cash flows from operating activities.

  SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of DAC and the establishment and amortization of VOBA; (vi) the measurement of goodwill and related impairment, if any; (vii) the liability for future policyholder benefits; (viii) accounting for reinsurance transactions; and (ix) the liability for litigation and regulatory matters. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturities, mortgage loans on real estate and other limited partnerships, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. The Company tests goodwill for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  SIGNIFICANT ACCOUNTING POLICIES

  Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in " -- Summary of Critical Accounting Estimates -- Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist primarily of the fair value of the Company's freestanding derivative instruments.

     Prior to the Acquisition, the Company used the equity method of accounting for all other limited partnership interests in which it had an ownership interest but did not control, including those in which it had a minor equity investment or virtually no influence over operations.

     Subsequent to the Acquisition, the Company uses the equity method of accounting for investments in other limited partnership interests in which it has more than a minor ownership interest or more than minor influence over operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for other limited partnership interests in which it has a minor ownership investment and virtually no influence over operations.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company has the ability to enter into income generation and replication derivatives as permitted by its Derivatives Use Plan approved by the Connecticut Insurance Department (the "Department"). Freestanding derivatives are carried on the Company's consolidated balance sheet either as

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Certain securities of $83 million were reclassified to cash equivalents from short-term investments due to the revised term to maturity at the Acquisition Date.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the Acquisition Date.

     Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA for non-participating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Prior to the Acquisition, the Company amortized its deferred and payout annuity contracts employing a level effective yield methodology, whereas subsequent to the Acquisition, the Company amortizes DAC for deferred annuity contracts in proportion to anticipated gross profits and payout annuity contracts in proportion to anticipated premiums.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is as follows:

                                                                   SUCCESSOR
                                                               -----------------
                                                               DECEMBER 31, 2005
                                                               -----------------
                                                                 (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.............................         $ --
Effect of push down accounting of MetLife's purchase price
  on TLAC's net assets acquired (See Note 1)................          243
                                                                     ----
BALANCE, BEGINNING OF PERIOD................................          243
Dispositions and other......................................           --
                                                                     ----
BALANCE, BEGINNING AND END OF PERIOD........................         $243
                                                                     ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment if discrete financial information is prepared and regularly reviewed by management at that level. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or a discounted cash flow model.

  Liability for Future Policy Benefits and Policyholder Account Balances

     Overview

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the basis of the liability is established. For contracts in-force at the time of the Acquisition, the Company revalued the liabilities using updated assumptions as to interest rates, mortality, persistency and provisions for adverse deviation which were current as of the time of the Acquisition. The interest rate for future policy benefit liabilities on non-participating traditional life insurance on the successor basis is approximately 4% at December 31, 2005. The interest rates for the future policy benefit liabilities on the predecessor basis ranged from 3% to 7% at December 31, 2004.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. The interest rates used in establishing such liabilities on the successor basis range from 4% to 6% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 2% to 9% at December 31, 2004.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to
(i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 8% on the successor basis at December 31, 2005 and 1% to 8% on the predecessor basis at December 31, 2004, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  PRODUCT LIABILITY CLASSIFICATION CHANGES RESULTING FROM THE ACQUISITION

     Prior to the Acquisition, the Company determined the classification of its single premium immediate annuities and structured settlements as investment or insurance contracts at the contract level. As such, single premium immediate annuities and structured settlements with life contingent payments were classified and accounted for as "limited pay" long-duration insurance contracts due to their significant mortality risk. The liability associated with these contracts was reported in future policyholder benefits on the Company's consolidated balance sheet. Contracts without life contingencies were classified as investment contracts and were reported in policyholder account balances.

     Subsequent to the Acquisition, the Company classifies single premium immediate annuities and structured settlements at the block of business level which combines those contracts with life contingencies and those contracts without life contingencies. In the aggregate, both the single premium immediate annuities and structured settlements contain significant mortality risk. Therefore, the Company accounts for all single premium immediate annuities and structured settlements as long-duration insurance contracts and reports them as future policyholder benefits.

     With respect to immediate participation guarantee contracts, contracts may have funds associated with future life contingent payments on behalf of specific lives, as well as unallocated funds not yet associated with specific lives or future payments. Prior to the Acquisition, the Company classified and reported funds within a contract that were associated with life contingent payments in future policyholder benefits on the Company's consolidated balance sheet. All other funds held with respect to those contracts were reported in policyholder account balances on the Company's consolidated balance sheet.

     Prior to the Acquisition, the Company recorded its deferred annuity contracts, including the guaranteed minimum death benefit ("GMDB") features, as investment contracts. Subsequent to the Acquisition, the Company records such contracts as insurance products. As a result, the Company has established a future policyholder benefit liability for GMDBs in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1").

     Subsequent to the Acquisition, the Company evaluates the immediate participation guarantee contracts at the aggregate level. Based upon the Company's current evaluation, all immediate participation guarantee

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

contracts are accounted for as universal life contracts and are being reported in policyholder account balances on the Company's consolidated balance sheet.

  GUARANTEES

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment; or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB"s) provide the contractholder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted proportionately for withdrawals, after a specified period of time determined at the time of issuance of the variable annuity contract. The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value of the GMWBs and GMABs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs and GMABs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Other Revenues

     Other revenues include surrender penalties collected at the time of a contract surrender and other miscellaneous charges related to annuity and universal life contracts recognized when received.

  Federal Income Taxes

     The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

     For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by the Company's ultimate parent, MetLife. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the Acquisition Date resulting in a change to the related deferred income taxes. See Notes 1 and 7.

  Reinsurance

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC and VOBA are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of SOP 03-1 on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. See "-- Application of Recent Accounting Pronouncements."

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
(iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of Accounting Principles Board ("APB") Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2005, the FASB completed its review of Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements and has provided the required disclosure.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1 as interpreted by a Technical Practice Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

valuation. The following summarizes the more significant aspects of the Company's adoption of SOP 03-1 prior to the Acquisition, effective January 1, 2004:

          Separate Account Presentation. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entity's general account.

          Variable Annuity Contracts with Guaranteed Minimum Death Benefit Features. SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a liability for insurance contracts, and provides that the reporting entity does not hold liabilities for investment contracts (i.e., there is no significant mortality risk).

          Liabilities for Universal Life and Variable Universal Life
     Contracts. SOP 03-1 requires that a liability, in addition to the account balance, be established for certain insurance benefit features provided under universal life and variable universal life products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

          The Company's universal life and variable universal life products were reviewed to determine whether an additional liability is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its universal life and variable universal life contracts with these features and established an additional liability of less than $1 million.

          Sales Inducements to Contractholders. In accordance with SOP 03-1, the Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. These inducements relate to bonuses on certain products offered by the Company.

     Effective the third quarter of 2003, the Company adopted FASB Interpretation ("FIN") No. 46 Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance.

     FIN 46 and FIN 46(r) change the method of determining whether certain entities, including securitization entities, should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and FIN 46(r) and is called a variable interest entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties; or (ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under SFAS No. 94, Consolidation of All Majority-Owned Subsidiaries. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

     The adoption of the provisions of FIN 46(r) during the third quarter of 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

3.  INVESTMENTS

  FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                               SUCCESSOR
                                              --------------------------------------------
                                                           DECEMBER 31, 2005
                                              --------------------------------------------
                                                             GROSS
                                               COST OR    UNREALIZED
                                              AMORTIZED   -----------   ESTIMATED    % OF
                                                COST      GAIN   LOSS   FAIR VALUE   TOTAL
                                              ---------   ----   ----   ----------   -----
                                                         (DOLLARS IN MILLIONS)
U.S. corporate securities...................   $2,808     $ 6    $ 70     $2,744      45.3%
Residential mortgage-backed securities......    1,021       1      17      1,005      16.6
Foreign corporate securities................      562       4      16        550       9.1
U.S. Treasury/agency securities.............      793       4       6        791      13.1
Commercial mortgage-backed securities.......      665       3       9        659      10.9
Asset-backed securities.....................      147      --       2        145       2.4
State and political subdivision
  securities................................       84      --       3         81       1.3
Foreign government securities...............       75       3       1         77       1.3
                                               ------     ---    ----     ------     -----
  Total bonds...............................    6,155      21     124      6,052     100.0
Redeemable preferred stocks.................        3      --      --          3        --
                                               ------     ---    ----     ------     -----
  Total fixed maturities....................   $6,158     $21    $124     $6,055     100.0%
                                               ======     ===    ====     ======     =====
Common stocks...............................   $    1     $ 1    $  1     $    1      25.0%
Non-redeemable preferred stocks.............        3      --      --          3      75.0
                                               ------     ---    ----     ------     -----
  Total equity securities...................   $    4     $ 1    $  1     $    4     100.0%
                                               ======     ===    ====     ======     =====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                               PREDECESSOR
                                              ---------------------------------------------
                                                            DECEMBER 31, 2004
                                              ---------------------------------------------
                                                             GROSS
                                               COST OR     UNREALIZED
                                              AMORTIZED   ------------   ESTIMATED    % OF
                                                COST      GAIN   LOSS    FAIR VALUE   TOTAL
                                              ---------   ----   -----   ----------   -----
                                                          (DOLLARS IN MILLIONS)
U.S. corporate securities...................   $3,373     $218   $  4      $3,587      57.3%
Residential mortgage-backed securities......      618       13     --         631      10.1
Foreign corporate securities................    1,180       71      2       1,249      19.9
U.S. Treasury/agency securities.............      154        9     --         163       2.6
Commercial mortgage-backed securities.......      288       11      1         298       4.8
Asset-backed securities.....................      192        1     --         193       3.1
State and political subdivision
  securities................................       57        8     --          65       1.0
Foreign government securities...............       63        6     --          69       1.1
                                               ------     ----   -----     ------     -----
  Total bonds...............................    5,925      337      7       6,255      99.9
Redeemable preferred stocks.................        4        2     --           6       0.1
                                               ------     ----   -----     ------     -----
  Total fixed maturities....................   $5,929     $339   $  7      $6,261     100.0%
                                               ======     ====   =====     ======     =====
Common stocks...............................   $   19     $  3   $ --      $   22      84.6%
Non-redeemable preferred stocks.............        4       --     --           4      15.4
                                               ------     ----   -----     ------     -----
  Total equity securities...................   $   23     $  3   $ --      $   26     100.0%
                                               ======     ====   =====     ======     =====

     The Company is not exposed to any significant concentration of credit risk in its U.S. and foreign corporate fixed maturities portfolio, other than those disclosed below:

                                                           SUCCESSOR          PREDECESSOR
                                                       -----------------   -----------------
                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Communications(1)....................................        $411                $629
Banking..............................................        $341                $457
Electric Utilities...................................        $278                $427
Capital Goods(2).....................................        $213                $329
Real Estate Investment Trust.........................        $207                $394
Finance Companies....................................        $203                $519
Basic Industry(3)....................................        $187                $243
Insurance............................................        $155                $291

---------------

(1) Communications includes telecommunications, media cable and media non-cable.

(2) Capital goods includes aerospace, building materials, conglomerates, construction machine, containers, defense, packaging and environmental.

(3) Basic industry includes chemicals, metals, and paper.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $395 million and $501 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain (loss) of ($10) million and $42 million at December 31, 2005 and 2004, respectively. The Company held non-income producing fixed maturities at

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimated fair values of $2 million and $5 million at December 31, 2005 and 2004, respectively. Unrealized gains (losses) associated with non-income producing fixed maturities were ($3) million and $1 million at December 31, 2005 and 2004, respectively.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                    SUCCESSOR               PREDECESSOR
                                              ----------------------   ----------------------
                                                DECEMBER 31, 2005        DECEMBER 31, 2004
                                              ----------------------   ----------------------
                                               COST OR                  COST OR
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                COST      FAIR VALUE     COST      FAIR VALUE
                                              ---------   ----------   ---------   ----------
                                                               (IN MILLIONS)
Due in one year or less.....................   $  347       $  346      $  263       $  269
Due after one year through five years.......    1,192        1,171       1,576        1,658
Due after five years through ten years......    1,577        1,534       2,335        2,482
Due after ten years.........................    1,206        1,192         653          724
                                               ------       ------      ------       ------
  Subtotal..................................    4,322        4,243       4,827        5,133
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities.........    1,833        1,809       1,098        1,122
                                               ------       ------      ------       ------
  Subtotal..................................    6,155        6,052       5,925        6,255
Redeemable preferred stocks.................        3            3           4            6
                                               ------       ------      ------       ------
     Total fixed maturities.................   $6,158       $6,055      $5,929       $6,261
                                               ======       ======      ======       ======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     The Company makes investments in collateralized mortgage obligations ("CMOs"). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2005 and 2004, the Company held CMOs classified as available-for-sale with a fair value of $644 million and $235 million, respectively. Approximately 79% and 78% of the Company's CMO holdings were fully collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") securities at December 31, 2005 and 2004, respectively. In addition, the Company held $361 million and $396 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2005 and 2004, respectively. All of these securities are rated AAA by the major rating agencies.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                          SUCCESSOR                 PREDECESSOR
                                       ----------------   --------------------------------
                                       SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                         DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                       ----------------   ----------------   -------------
                                             2005               2005         2004    2003
                                       ----------------   ----------------   ----   ------
                                                          (IN MILLIONS)
Proceeds.............................       $3,351              $212         $820   $1,665
Gross investment gains...............       $    3              $  9         $ 25   $   50
Gross investment losses..............       $  (54)             $(12)        $(25)  $  (52)

     There were no gross investment losses above that exclude writedowns recorded during the six months ended December 31, 2005 and June 30, 2005. Gross investment losses exclude writedowns recorded during the years ended December 31, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $7 million and $11 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

  UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES
  AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                      SUCCESSOR
                              ------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 2005
                              ------------------------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                  LESS THAN 12 MONTHS               THAN 12 MONTHS                     TOTAL
                              ----------------------------   ----------------------------   ----------------------------
                              ESTIMATED         GROSS        ESTIMATED         GROSS        ESTIMATED         GROSS
                              FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS
                              ----------   ---------------   ----------   ---------------   ----------   ---------------
                                                                (DOLLARS IN MILLIONS)
U.S. corporate securities...    $2,307          $ 70           $  --           $  --          $2,307          $ 70
Residential mortgage-backed
  securities................       932            17              --              --             932            17
Foreign corporate
  securities................       422            16              --              --             422            16
U.S. Treasury/agency
  securities................       515             6              --              --             515             6
Commercial mortgage-backed
  securities................       352             9              --              --             352             9
Asset-backed securities.....        99             2              --              --              99             2
State and political
  subdivision securities....        74             3              --              --              74             3
Foreign government
  securities................        27             1              --              --              27             1
                                ------          ----           -----           -----          ------          ----
  Total bonds...............     4,728           124              --              --           4,728           124
Redeemable preferred
  stocks....................         1            --              --              --               1            --
                                ------          ----           -----           -----          ------          ----
  Total fixed maturities....    $4,729          $124           $  --           $  --          $4,729          $124
                                ======          ====           =====           =====          ======          ====
Equity securities...........    $    3          $  1           $  --           $  --          $    3          $  1
                                ======          ====           =====           =====          ======          ====
Total number of securities
  in an unrealized loss
  position..................     1,504                            --                           1,504
                                ======                         =====                          ======

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  PREDECESSOR
                         ---------------------------------------------------------------------------------------------
                                                               DECEMBER 31, 2004
                         ---------------------------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                              LESS THAN 12 MONTHS               THAN 12 MONTHS                       TOTAL
                         -----------------------------   -----------------------------   -----------------------------
                         ESTIMATED    GROSS UNREALIZED   ESTIMATED    GROSS UNREALIZED   ESTIMATED    GROSS UNREALIZED
                         FAIR VALUE         LOSS         FAIR VALUE         LOSS         FAIR VALUE         LOSS
                         ----------   ----------------   ----------   ----------------   ----------   ----------------
                                                             (DOLLARS IN MILLIONS)
U.S. corporate
  securities...........     $343           $   4            $10            $  --            $353            $ 4
Residential mortgage-
  backed securities....       52              --             --               --              52             --
Foreign corporate
  securities...........      141               1             24                1             165              2
U.S. Treasury/agency
  securities...........        5              --             --               --               5             --
Commercial mortgage-
  backed securities....       51               1             --               --              51              1
Asset-backed
  securities...........       65              --              5               --              70             --
Foreign government
  securities...........        1              --             --               --               1             --
                            ----           -----            ---            -----            ----            ---
  Total bonds..........      658               6             39                1             697              7
Redeemable preferred
  stocks...............        1              --             --               --               1             --
                            ----           -----            ---            -----            ----            ---
  Total fixed
     maturities........     $659           $   6            $39            $   1            $698            $ 7
                            ====           =====            ===            =====            ====            ===
Equity securities......     $  1           $  --            $ 3            $  --            $  4            $--
                            ====           =====            ===            =====            ====            ===
Total number of
  securities in an
  unrealized loss
  position.............      242                             27                              269
                            ====                            ===                             ====

  AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities and equity securities at December 31, 2005 and 2004 where the estimated fair value had declined and remained below cost or amortized cost by less than 20% or 20% or more for:

                                                                 SUCCESSOR
                         ------------------------------------------------------------------------------------------
                                                             DECEMBER 31, 2005
                         ------------------------------------------------------------------------------------------
                           COST OR AMORTIZED COST        GROSS UNREALIZED LOSSES          NUMBER OF SECURITIES
                         ---------------------------   ---------------------------   ------------------------------
                         LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE   LESS THAN 20%    20% OR MORE
                         -------------   -----------   -------------   -----------   -------------   --------------
                                                           (DOLLARS IN MILLIONS)
Less than six months...     $4,843           $14           $ 119           $6            1,480             24
                            ------           ---           -----           --            -----             --
  Total................     $4,843           $14           $ 119           $6            1,480             24
                            ======           ===           =====           ==            =====             ==

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                PREDECESSOR
                                        ------------------------------------------------------------
                                                             DECEMBER 31, 2004
                                        ------------------------------------------------------------
                                        COST OR AMORTIZED     GROSS UNREALIZED        NUMBER OF
                                               COST                LOSSES             SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                           (DOLLARS IN MILLIONS)
Less than six months..................    $506       $ --      $   3      $ --       182        --
Six months or greater but less than
  nine months.........................     134         --          2        --        47        --
Nine months or greater but less than
  twelve months.......................      26         --          1        --        13        --
Twelve months or greater..............      43         --          1        --        27        --
                                          ----       ----      -----      ----       ---       ---
  Total...............................    $709       $ --      $   7      $ --       269        --
                                          ====       ====      =====      ====       ===       ===

     As of December 31, 2005, $119 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $7 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005, $6 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 43% of the cost or amortized cost of such securities. Of such unrealized losses of $6 million, all have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 2, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. In connection with the Acquisition, the Company's investment portfolio was revalued in accordance with purchase accounting as of July 1, 2005. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates since the portfolio revaluation at the Acquisition Date. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. There were no securities on loan under the program at December 31, 2005. Securities with a cost or amortized cost of $105 million and an estimated fair value of $109 million were on loan under the program at December 31, 2004. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was not liable for any cash collateral under its control at December 31, 2005. The Company was liable for cash collateral under its control of $114 million at December 31, 2004. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. There was

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

no security collateral on deposit from customers at December 31, 2005 in connection with securities lending transactions. In connection with securities lending transactions, there was security collateral of $24 million on deposit from customers at December 31, 2004. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $5 million both at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. The Company had no securities held in trust to satisfy collateral requirements at December 31, 2005 and 2004.

  MORTGAGE LOANS ON REAL ESTATE

     At December 31, 2005 and 2004, the Company's mortgage loans on real estate consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Current mortgage loans on real estate...............        $258                $209
Underperforming mortgage loans on real estate.......          --                   3
                                                            ----                ----
  Total mortgage loans on real estate...............        $258                $212
                                                            ====                ====

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Mortgage loans are collaterized by properties located in the United States. At December 31, 2005, approximately 27%, 16%, and 16% of the properties were located in California, New York and Maryland, respectively. Generally, the Company, as a lender, only loans up to 75% of the purchase price on the underlying real estate.

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Fixed maturities.......................        $155               $185         $341    $310
Equity securities......................          --                 --            2       8
Mortgage loans on real estate..........           8                  9           18      11
Policy loans...........................          --                  1            1       1
Other limited partnership interests....           2                 27           28      24
Cash, cash equivalents and short-term
  investments..........................           5                  4            5       7
Other..................................          --                 --           --       1
                                               ----               ----         ----    ----
  Total................................        $170               $226         $395    $362
Less: Investment expenses..............           3                  3            6       6
                                               ----               ----         ----    ----
  Net investment income................        $167               $223         $389    $356
                                               ====               ====         ====    ====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Fixed maturities(1)....................        $(51)              $(5)          $(6)   $(14)
Equity securities......................          --                 2            (1)      1
Mortgage loans on real estate..........          (1)               --            --      (1)
Derivatives............................          18                (3)           21       8
Other..................................          (1)               --             3      (1)
                                               ----               ---           ---    ----
  Net investment gains (losses)........        $(35)              $(6)          $17    $ (7)
                                               ====               ===           ===    ====

---------------

(1) Subsequent to the Acquisition, the Company's investment portfolio was repositioned, resulting in significant net investment losses during the six months ended December 31, 2005. Such losses resulted from the sale of securities during a period of rising interest rates.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                              SUCCESSOR                 PREDECESSOR
                                           ----------------   --------------------------------
                                           SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                             DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                           ----------------   ----------------   -------------
                                                 2005               2005         2004    2003
                                           ----------------   ----------------   -----   -----
                                                              (IN MILLIONS)
Fixed maturities.........................       $(103)             $ 319         $ 332   $ 323
Equity securities........................          --                  3             3      --
Derivatives..............................          --                 --             2      10
Other....................................          (6)                 4            --      (2)
                                                -----              -----         -----   -----
  Total..................................        (109)               326           337     331
Amounts allocated from DAC and VOBA......          45                 --            --      --
Deferred income taxes....................          22               (114)         (118)   (116)
                                                -----              -----         -----   -----
     Net unrealized investment gains
       (losses)..........................       $ (42)             $ 212         $ 219   $ 215
                                                =====              =====         =====   =====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) were as follows:

                                                SUCCESSOR                 PREDECESSOR
                                             ----------------   --------------------------------
                                             SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                               DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                             ----------------   ----------------   -------------
                                                   2005               2005         2004    2003
                                             ----------------   ----------------   -----   -----
                                                                (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD............       $ 212               $219         $215    $ 95
Effect of purchase accounting push down
  (See Note 1).............................        (212)                --           --      --
                                                  -----               ----         ----    ----
BALANCE, BEGINNING OF PERIOD...............          --                219          215      95
Unrealized investment gains (losses) during
  the period...............................        (109)               (10)           6     184
Unrealized investment gains (losses)
  relating to:
  DAC and VOBA.............................          45                 --           --      --
  Deferred income taxes....................          22                  3           (2)    (64)
                                                  -----               ----         ----    ----
BALANCE, END OF PERIOD.....................       $ (42)              $212         $219    $215
                                                  =====               ====         ====    ====

Net change in unrealized investment gains
  (losses).................................       $ (42)              $ (7)        $  4    $120
                                                  =====               ====         ====    ====

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              -----------------------
                                                              NOT PRIMARY BENEFICIARY
                                                              -----------------------
                                                                            MAXIMUM
                                                                TOTAL     EXPOSURE TO
                                                              ASSETS(1)     LOSS(2)
                                                              ---------   -----------
                                                                   (IN MILLIONS)
Other limited partnerships(3)...............................    $347          $6
                                                                ----          --
  Total.....................................................    $347          $6
                                                                ====          ==

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss of the other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE INSTRUMENTS

     On the Acquisition Date, derivative revaluation gains were reclassified from other assets to other invested assets to conform with MetLife's presentation.

     At the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in hedging relationships. Accordingly, all changes in such derivative fair values for the six months ended December 31, 2005 are recorded in net investment gains (losses).

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                             SUCCESSOR                        PREDECESSOR
                                  -------------------------------   -------------------------------
                                         DECEMBER 31, 2005                 DECEMBER 31, 2004
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Interest rate swaps.............   $1,069     $202        $ 2         $200      $  4        $ 1
Financial futures...............       64        1          1          168        --         --
Foreign currency swaps..........       31       --          7           29        --         10
Foreign currency forwards.......        8       --         --            3        --         --
Options.........................       --      115          3           --       135         --
Financial forwards..............       --       --          2           --        --          2
Credit default swaps............        4       --         --            9        --         --
                                   ------     ----        ---         ----      ----        ---
  Total.........................   $1,176     $318        $15         $409      $139        $13
                                   ======     ====        ===         ====      ====        ===

     The above table does not include notional values for equity futures, equity financial forwards, and equity options. At December 31, 2005 and 2004, the Company owned 413 and 164 equity futures contracts, respectively. Equity futures market values are included in financial futures in the preceding table. At December 31, 2005 and 2004, the Company owned 36,500 and 72,900 equity financial forwards, respectively. Equity financial forwards market values are included in financial forwards in the preceding table. At December 31, 2005 and 2004, the Company owned 1,058,300 and 881,350 equity options, respectively. Equity options market values are included in options in the preceding table. The notional amount related to equity options for 2004 has been removed from the above table to conform to 2005 presentation.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                           SUCCESSOR
                               -----------------------------------------------------------------
                                                        REMAINING LIFE
                               -----------------------------------------------------------------
                                          AFTER ONE YEAR   AFTER FIVE YEARS
                               ONE YEAR      THROUGH           THROUGH          AFTER
                               OR LESS      FIVE YEARS        TEN YEARS       TEN YEARS   TOTAL
                               --------   --------------   ----------------   ---------   ------
                                                         (IN MILLIONS)
Interest rate swaps..........    $ 33          $286              $750           $  --     $1,069
Financial futures............      64            --                --              --         64
Foreign currency swaps.......      --             9                22              --         31
Foreign currency forwards....       8            --                --              --          8
Credit default swaps.........      --             2                 2              --          4
                                 ----          ----              ----           -----     ------
  Total......................    $105          $297              $774           $  --     $1,176
                                 ====          ====              ====           =====     ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at time of exercise and the strike price. Equity index options are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                             SUCCESSOR                        PREDECESSOR
                                  -------------------------------   -------------------------------
                                         DECEMBER 31, 2005                 DECEMBER 31, 2004
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Fair value......................   $   --     $ --        $--         $129      $ --        $--
Cash flow.......................       --       --         --          126         3         10
Non-qualifying..................    1,176      318         15          154       136          3
                                   ------     ----        ---         ----      ----        ---
  Total.........................   $1,176     $318        $15         $409      $139        $13
                                   ======     ====        ===         ====      ====        ===

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate investments.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                             SUCCESSOR                 PREDECESSOR
                                          ----------------   --------------------------------
                                          SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                            DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                          ----------------   ----------------   -------------
                                                2005               2005         2004    2003
                                          ----------------   ----------------   -----   -----
                                                             (IN MILLIONS)
Changes in the fair value of
  derivatives...........................       $  --               $--           $(3)    $--
Changes in the fair value of the items
  hedged................................          --                (1)           (1)     (3)
                                               -----               ---           ---     ---
Net ineffectiveness of fair value
  hedging activities....................       $  --               $(1)          $(4)    $(3)
                                               =====               ===           ===     ===

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness, except for financial futures where the time value component of the derivative has been excluded from the assessment of ineffectiveness. For the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, the cost of carry for financial futures was ($1) million, ($4) million, and ($3) million, respectively.

     There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, the Company did not recognize any net investment gains (losses) related to the assessment of hedge ineffectiveness. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the six months ended December 31, 2005 and June 30, 2005 and for the years ended December 31, 2004 and 2003, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     Presented below is a rollforward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                    SUCCESSOR                 PREDECESSOR
                                                 ----------------   --------------------------------
                                                 SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                   DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                 ----------------   ----------------   -------------
                                                       2005               2005         2004    2003
                                                 ----------------   ----------------   -----   -----
                                                                    (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD................       $  --               $ 2          $ 10    $ 13
Effect of purchase accounting push down (See
  Note 1)......................................          --                --            --      --
                                                      -----               ---          ----    ----
BALANCE, BEGINNING OF PERIOD...................          --                 2            10      13
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of
  cash flow hedges.............................          --                (3)          (14)    (11)
Amounts reclassified to net investment
  income.......................................          --                 1             6       8
                                                      -----               ---          ----    ----
BALANCE, END OF PERIOD.........................       $  --               $--          $  2    $ 10
                                                      =====               ===          ====    ====

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; and (iv) equity futures, equity index options, and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products.

     Effective at the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated and were included with the Company's other non-qualifying derivative positions from the Acquisition Date through December 31, 2005. For the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of $9 million, $9 million, ($20) million and ($64) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum accumulation and withdrawal benefits. The fair value of the Company's embedded derivative liabilities was $22 million and $72 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) for the six months ended December 31, 2005 and June 30, 2005 and during the year ended

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 2004 were gains (losses) of $23 million, ($2) million, and $19 million, respectively. There were no investment gains (losses) associated with embedded derivatives during the year ended December 31, 2003.

  CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005 and 2004, the Company was obligated to return cash collateral under its control of $108 million and $94 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005 and 2004, the Company had also accepted collateral consisting of various securities with a fair market value of $22 million and $8 million, respectively, which is held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2005 and 2004, none of the collateral had been sold or repledged. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  INSURANCE

  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA for the years ended December 31, 2003 and 2004, and the six months ended June 30, 2005 and December 31, 2005, is as follows:

                                                              DAC      VOBA    TOTAL
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
BALANCE AT JANUARY 1, 2003 (PREDECESSOR)...................  $1,064   $   13   $1,077
  Capitalization...........................................     351       --      351
  Less: amortization.......................................     136        1      137
                                                             ------   ------   ------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR).................   1,279       12    1,291
  Capitalization...........................................     469       --      469
  Less: amortization.......................................     226        1      227
                                                             ------   ------   ------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR).................   1,522       11    1,533
  Capitalization...........................................     222       --      222
  Less: amortization.......................................     132        1      133
                                                             ------   ------   ------
BALANCE AT JUNE 30, 2005 (PREDECESSOR).....................   1,612       10    1,622
  Effect of purchase accounting push down (See Note 1).....  (1,612)   1,666       54
                                                             ------   ------   ------
BALANCE AT JULY 1, 2005 (SUCCESSOR)........................      --    1,676    1,676
                                                             ------   ------   ------
Capitalization.............................................     164       --      164
                                                             ------   ------   ------
Less: amortization related to:
  Net investment gains (losses)............................      (3)      (7)     (10)
  Unrealized investment gains (losses).....................     (17)     (28)     (45)
  Other expenses...........................................      12      106      118
                                                             ------   ------   ------
     Total amortization....................................      (8)      71       63
                                                             ------   ------   ------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)...................  $  172   $1,605   $1,777
                                                             ======   ======   ======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $179 million in 2006, $170 million in 2007, $158 million in 2008, $147 million in 2009 and $132 million in 2010.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS

     Changes in value of distribution agreements ("VODA"), which are reported within other assets in the consolidated balance sheet, are as follows:

                                                               (IN MILLIONS)
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................        $--
Effect of purchase accounting push down (See Note 1)........          8
Amortization................................................         --
                                                                    ---
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................          8
Capitalization..............................................         --
Amortization................................................         --
                                                                    ---
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................        $ 8
                                                                    ===

     The estimated future amortization expense of the VODA is $1 million per year for each of the years from 2006 to 2010.

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows:

                                             SUCCESSOR                 PREDECESSOR
                                          ----------------   -------------------------------
                                          SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                            DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                          ----------------   ----------------   ------------
                                                2005               2005             2004
                                          ----------------   ----------------   ------------
                                                            (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.........        $ 36               $25              $--
Effect of purchase accounting push down
  (See Note 1)..........................         (36)               --               --
                                                ----               ---              ---
BALANCE, BEGINNING OF PERIOD............          --                25               --
Capitalization..........................           8                12               25
Amortization............................          --                (1)              --
                                                ----               ---              ---
BALANCE, END OF PERIOD..................        $  8               $36              $25
                                                ====               ===              ===

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

  ANNUITY CONTRACTS

                                             SUCCESSOR                       PREDECESSOR
                                   ------------------------------   ------------------------------
                                         DECEMBER 31, 2005                DECEMBER 31, 2004
                                   ------------------------------   ------------------------------
                                       IN THE            AT             IN THE            AT
                                   EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                   --------------   -------------   --------------   -------------
                                                        (DOLLARS IN MILLIONS)

ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Account value (general and
     separate account)...........      $14,507           N/A           $14,293            N/A
  Net amount at risk.............      $   569(1)        N/A(2)        $   727(1)         N/A(2)
  Average attained age of
     contractholders.............     63 years           N/A          63 years            N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

  UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                   SUCCESSOR                PREDECESSOR
                                            -----------------------   -----------------------
                                               DECEMBER 31, 2005         DECEMBER 31, 2004
                                            -----------------------   -----------------------
                                            SECONDARY     PAID UP     SECONDARY     PAID UP
                                            GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                            ----------   ----------   ----------   ----------
                                                          (DOLLARS IN MILLIONS)
Account value (general and separate
  account)................................    $ 1,694       N/A         $ 1,088       N/A
Net amount at risk........................    $21,719(1)    N/A(1)      $12,823(1)    N/A(1)
Average attained age of policyholders.....   57 years       N/A        58 years       N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities incurred, relating to annuity contracts, for guaranteed death benefits were $1 million for the six months ended December 31, 2005. There were no guaranteed death benefits incurred for the six months ended June 30, 2005 or the years ended December 31, 2004 and 2003. Liabilities incurred, relating to universal and variable life contracts, for secondary guarantees were $4 million for each of the six months ended December 31, 2005 and June 30, 2005 and $1 million for each of the years ended December 31, 2004 and 2003.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Mutual Fund Groupings
  Equity............................................       $ 9,055             $ 8,282
  Bond..............................................         1,055                 989
  Balanced..........................................         1,261               1,509
  Money Market......................................           286                 319
  Specialty.........................................           218                 254
                                                           -------             -------
     TOTAL..........................................       $11,875             $11,353
                                                           =======             =======

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include pass-through separate accounts totaling $12,179 million and $11,631 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk. There are no separate accounts for which the Company contractually guarantees either a minimum return or account value at December 31, 2005 and 2004.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $115 million, $95 million, $200 million and $127 million for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     The Company did not have any proportional interest in separate accounts for fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheet at December 31, 2005.

     For the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

6.  REINSURANCE

     Since 1997, the majority of the Company's universal life business has been reinsured under an 80% ceded/20% retained yearly renewable term ("YRT") quota share reinsurance program and its term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance have reverted to YRT for new business. Effective May 1, 2005, the Company's quota share program for YRT and coinsurance changed to 70%/30%. Within its normal course of business, the Company may retain up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25 million for term insurance. Under certain circumstances, the Company may elect to retain up to $25 million per life. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $48.6 billion and $44.3 billion at December 31, 2005 and 2004, respectively. The Company evaluates its

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     Prior to April 1, 2001, the Company reinsured the GMDB rider exposure on its variable annuity products. In 2004, The Travelers Life and Annuity Reinsurance Company ("TLARC") was formed as a pure captive insurer in order to permit TLAC and TIC to cede 100% of their risk associated with the secondary death benefit guarantee rider on certain universal life contracts. As part of the Acquisition TLARC became a direct subsidiary of MetLife. See Note 13.

     Total variable annuity account balances with GMDB riders were $14.5 billion, of which $4.7 billion, or 33%, was reinsured, and $11.1 billion, of which $4.8 billion, or 43%, is reinsured at December 31, 2005 and 2004, respectively. GMDBs are payable upon the death of the contractholder. When benefits payable are greater than the account value of the variable annuity, the difference is called the net amount at risk ("NAR"). NAR totals $569 million, of which $525 million, or 92%, is reinsured and $727 million, of which $670 million, or 90%, is reinsured at December 31, 2005 and 2004, respectively.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Direct premiums earned.................        $ 41               $ 39         $ 74    $ 66
Reinsurance assumed....................          --                 --           --      --
Reinsurance ceded......................         (24)               (19)         (34)    (25)
                                               ----               ----         ----    ----
Net premiums earned....................        $ 17               $ 20         $ 40    $ 41
                                               ====               ====         ====    ====
Reinsurance recoverables netted against
  policyholder benefits................        $ 42               $ 61         $ 95    $ 75
                                               ====               ====         ====    ====

Written premiums are not materially different than earned premiums presented in the preceding table.

     Reinsurance recoverables, included in premiums and other receivables, were $77 million and $44 million at December 31, 2005 and 2004, respectively. Reinsurance premiums and ceded commissions payable included in other liabilities, were $12 million and $9 million at December 31, 2005 and 2004, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Current:
  Federal..............................        $(20)              $ 50         $ 96    $ 73
  Foreign..............................          --                 --           --       1
                                               ----               ----         ----    ----
                                                (20)                50           96      74
                                               ----               ----         ----    ----
Deferred:
  Federal..............................          32                (15)         (47)    (39)
                                               ----               ----         ----    ----
Provision for income taxes.............        $ 12               $ 35         $ 49    $ 35
                                               ====               ====         ====    ====

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate...        $ 22               $39          $ 72    $ 54
Tax effect of:
  Tax exempt investment income.........         (10)               (4)          (15)    (11)
  Tax reserve release..................          --                --            (8)     (8)
                                               ----               ---          ----    ----
Provision for income taxes.............        $ 12               $35          $ 49    $ 35
                                               ====               ===          ====    ====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other policyholder
     liabilities....................................        $ 580               $ 372
  Net unrealized investment losses..................           22                  --
  Capital loss carryforward.........................           17                  --
  Other.............................................            8                   7
                                                            -----               -----
  Total.............................................          627                 379
                                                            -----               -----
Deferred income tax liabilities:
  DAC and VOBA......................................         (525)               (426)
  Net unrealized investment gains...................           --                (118)
  Investments, net..................................          (12)                (13)
  Other.............................................           --                  (2)
                                                            -----               -----
  Total.............................................         (537)               (559)
                                                            -----               -----
Net deferred income tax asset (liability)...........        $  90               $(180)
                                                            =====               =====

     At December 31, 2005, the Company has a net deferred tax asset. If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the Company's management concluded that it is "more likely than not" that the net deferred tax assets will be realized.

     Capital loss carryforwards amount to $50 million at December 31, 2005 and will expire in 2010.

     Subsequent to the Acquisition, the Company will file a consolidated tax return with its parent, TIC. The companies will execute a Tax Sharing Agreement (the "Tax Agreement") prior to the filing of the 2005 consolidated tax return. Under the Tax Agreement, the federal income taxes will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Agreement.

     For the periods prior to the Acquisition, the Company files a consolidated federal income tax return with Citigroup, and were part of a Tax Sharing Agreement with Citigroup (the "Citigroup Tax Agreement.") Under the Citigroup Tax Agreement, the federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the Citigroup Tax Agreement. TLAC had $265 million payable to TIC at December 31, 2004 related to the Citigroup Tax Agreement.

     Under the Life Insurance Company Tax Act of 1959, stock life insurance companies were required to maintain a policyholders' surplus account containing the accumulated portion of current income which had not been subject to income tax in the year earned. The Deficit Reduction Act of 1984 required that no future amounts be added after 1983 to the policyholders' surplus account and that any future distributions to shareholders from the account would become subject to income at the general corporate income tax rate then in effect. During 2004, the American Jobs Creation Act of 2004 ("AJCA") was enacted. The AJCA provides, in part, that distributions from policyholders' surplus accounts during 2005 and 2006 will not be taxed. The amount of policyholders' surplus account at December 31, 2004 was approximately $2 million. If the entire

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

policyholders' surplus account were deemed to be distributed in 2004, there would have been a tax liability of less than $1 million. No current or deferred taxes have been provided on these amounts in the past because management considered the conditions under which these taxes would be paid remote. For federal income tax purposes, an election under Internal Revenue Code Section 338 was made by MetLife upon Acquisition. The Section 338 election results in a deemed distribution of the Company's policyholders' surplus account in 2005. However, due to the provision of the AJCA, no tax liability will be incurred as a result of this deemed distribution of policyholders' surplus in 2005.

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

     In August 1999, an amended putative class action complaint was filed in Connecticut state court against TLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Property Casualty Corporation, a former TLAC affiliate, purchased structured settlement annuities from TLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of TLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against TLAC: (i) violation of the Connecticut Unfair Trade Practice Statute; (ii) unjust enrichment; and (iii) civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. The Company has recently learned that the Connecticut Supreme Court has reversed the trial court's certification of a class. Plaintiff may file a motion with respect to the order and may seek upon remand to the trial court to file another motion for class certification. The Company and Travelers Equity Sales, Inc. intend to continue to vigorously defend the matter.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. In addition, like many insurance companies and agencies in 2004 and 2005, the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present is not aware of any systemic problems with respect to such matters that have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated less than $1 million. The Company maintained a liability of $1 million at December 31, 2005 and December 31, 2004, respectively, and a related asset for premium tax offsets of $1 million at December 31, 2005, respectively, for future assessments in respect of currently impaired, insolvent or failed insurers. The related asset for premium tax offsets was insignificant at December 31, 2004 for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company have been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $15 million and $20 million at December 31, 2005 and 2004, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $20 million and $26 million at December 31, 2005 and 2004, respectively. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

GUARANTEES

     In the normal course of its business, the Company may provide certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company may provide indemnities and guarantees, including those related to tax, other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company may provide indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits.

     These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to contractual limitation, while in other cases such limitations are not specified or applicable. Therefore, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

9.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating employer in qualified and non-qualified, noncontributory defined benefit pension plans sponsored by MetLife. Employees were credited with prior service recognized by Citigroup, solely for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees (the "Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the closing date of the Acquisition. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year; accordingly, no expense related to the MetLife plans was allocated to the Company for the six months ended December 31, 2005.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Prior to the Acquisition, the Company participated in qualified and non-qualified, noncontributory defined benefit pension plans and certain other postretirement plans sponsored by Citigroup. The Company's share of expense for these plans was insignificant for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. The obligation for benefits earned under these plans was retained by Citigroup.

10.  EQUITY

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, TLAC is permitted, without prior insurance regulatory clearance, to pay shareholder dividends to its parent as long as the amount of such dividend, when aggregated with all other dividends in the preceding twelve months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. TLAC will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Commissioner") and the Commissioner does not disapprove the payment within 30 days after notice or until the Commissioner has approved the dividend, whichever is sooner. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the Acquisition, under Connecticut State Insurance Law all dividend payments by TLAC through June 30, 2007 require prior approval of the Commissioner. TLAC did not pay dividends in 2005 or 2004.

  CAPITAL CONTRIBUTIONS

     In 2005, the Company had an increase of $4 million in paid-in capital due to an assumption of all tax liabilities for potential audit liabilities for federal and state income taxes and other taxes with respect to pre-Acquisition tax periods. The Acquisition Agreement provides for an indemnification by Citigroup to MetLife for specified tax liabilities incurred prior to the Acquisition Date. During 2004, the Company received a capital contribution of $400 million from its parent, TIC.

  STATUTORY EQUITY AND INCOME

     The Department imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. TLAC exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles ("SAP") continue to be established by individual state laws and permitted practices. The Department has adopted Codification, with certain modifications, for the preparation

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of statutory financial statements of insurance companies domiciled in Connecticut. Modifications by the Department may impact the effect of Codification on the statutory capital and surplus of TLAC.

     SAP differs from GAAP primarily by: (i) charging policy acquisition costs to expense as incurred; (ii) establishing future policy benefit liabilities using different actuarial assumptions; (iii) valuing securities on a different basis; and (iv) maintaining additional reserves associated with credit default and interest related investment gains and losses.

     In addition, certain assets are not admitted under SAP and are charged directly to surplus. The most significant asset not admitted by TLAC is the net deferred tax asset resulting from temporary differences between SAP basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net income (loss) of the TLAC, a Connecticut domiciled insurer, was ($80) million, ($211) million and $37 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $782 million and $942 million at December 31, 2005 and 2004, respectively.

  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior period:

                                                    SUCCESSOR                 PREDECESSOR
                                                 ----------------   --------------------------------
                                                 SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                   DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                 ----------------   ----------------   -------------
                                                       2005               2005         2004    2003
                                                 ----------------   ----------------   -----   -----
                                                                    (IN MILLIONS)
Holding (losses) gains on investments arising
  during the period............................        $(89)              $(5)         $ 18    $183
Income tax effect of holding (losses) gains....          31                 1            (6)    (64)
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.......................         (32)                3             6      14
  Amortization of premiums and accretion of
     discounts associated with investments.....          12                (8)          (18)    (13)
  Income tax effect of reclassification
     adjustments...............................           7                 2             4      --
                                                       ----               ---          ----    ----
     Total reclassification adjustments........         (13)               (3)           (8)      1
Allocation of holding loss on investments
  relating to other policyholder amounts.......          45                --            --      --
Income tax effect of allocation of holding
  loss.........................................         (16)               --            --      --
                                                       ----               ---          ----    ----
     Other comprehensive income (losses).......        $(42)              $(7)         $  4    $120
                                                       ====               ===          ====    ====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

11.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                          SUCCESSOR                 PREDECESSOR
                                       ----------------   --------------------------------
                                                                              YEARS ENDED
                                       SIX MONTHS ENDED   SIX MONTHS ENDED   DECEMBER 31,
                                         DECEMBER 31,         JUNE 30,       -------------
                                             2005               2005         2004    2003
                                       ----------------   ----------------   -----   -----
                                                          (IN MILLIONS)
Compensation.........................       $  27              $  19         $  45   $  34
Commissions..........................         156                180           373     298
Amortization of DAC and VOBA.........         108                133           227     137
Capitalization of DAC................        (164)              (222)         (469)   (351)
Rent, net of sublease income.........           2                  1             4       3
Other................................          36                 73           123      64
                                            -----              -----         -----   -----
     Total other expenses............       $ 165              $ 184         $ 303   $ 185
                                            =====              =====         =====   =====

12.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                                         SUCCESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
                                                               AMOUNT     VALUE     FAIR VALUE
                                                              --------   --------   ----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2005
Assets:
  Fixed maturities..........................................              $6,055      $6,055
  Equity securities.........................................              $    4      $    4
  Mortgage loans on real estate.............................              $  258      $  258
  Policy loans..............................................              $   37      $   37
  Short-term investments....................................              $   57      $   57
  Cash and cash equivalents.................................              $  233      $  233
  Mortgage loan commitments.................................    $20       $   --      $   --
  Commitments to fund partnership investments...............    $15       $   --      $   --
Liabilities:
  Policyholder account balances.............................              $3,195      $2,982
  Payables for collateral under securities loaned and other
     transactions...........................................              $  108      $  108

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
                                                               AMOUNT     VALUE     FAIR VALUE
                                                              --------   --------   ----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2004
Assets:
  Fixed maturities..........................................              $6,261      $6,261
  Equity securities.........................................              $   26      $   26
  Mortgage loans on real estate.............................              $  212      $  221
  Policy loans..............................................              $   32      $   32
  Short-term investments....................................              $  420      $  420
  Cash and cash equivalents.................................              $    1      $    1
  Mortgage loan commitments.................................    $26       $   --      $   --
  Commitments to fund partnership investments...............    $20       $   --      $   --
Liabilities:
  Policyholder account balances.............................              $3,458      $3,519
  Payables for collateral under securities loaned and other
     transactions...........................................              $  208      $  208

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including financial futures, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

13.  RELATED PARTY TRANSACTIONS

     TIC, TLAC's parent, handles all banking functions including payment of expenses for TLAC.

     In December 2004, TLAC entered into a reinsurance agreement with TLARC related to guarantee features included in certain of their universal life and variable universal life products. This reinsurance agreement is treated as a deposit-type contract and at December 31, 2005, the Company had a recoverable from TLARC of $40 million. Fees associated with this contract, included within other expenses, were $12 million and $22 million for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In addition, TLAC's individual insurance mortality risk is reinsured, in part, to Reinsurance Group of America, Incorporated ("RGA"), an affiliate, subsequent to the Acquisition Date. Reinsurance recoverables under these agreements with RGA were $33 million and $17 million at December 31, 2005 and 2004, respectively. Ceded premiums, universal life fees and benefits were $2 million, $19 million and $36 million, respectively, for the six months ended December 31, 2005 and $3 million, $7 million and $5 million, respectively, for the six months ended June 30, 2005.

     At June 30, 2005 and December 31, 2004, TLAC had investments in Tribeca Citigroup Investments Ltd. ("Tribeca"), an affiliate of the Company, in the amounts of $10 million and $14 million, respectively. Income (loss) of $(1) million, $1 million and $7 million was recognized on these investments in the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. In July 2005, TLAC sold its investment in Tribeca.

     Prior to the Acquisition, the Company had related party transactions with its former parent and/or affiliates. These transactions are described as follows:

     The Company had outstanding loaned securities to a former affiliate, Citigroup Global Markets Inc., in the amount of $38 million at December 31, 2004.

     Citigroup and certain of its subsidiaries provided investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company. The Company paid TIC an insignificant amount for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003 for these services.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004, the pool totaled approximately $4.1 billion of which the Company's share amounted to $384 million and is included in short-term investments on the balance sheet.

     In the ordinary course of business, the Company distributes fixed and variable annuity products through its affiliate Smith Barney ("SB"). Premiums and deposits related to these products were $506 million and $707 million in 2004 and 2003, respectively. The Company also markets term and universal life products through SB. Premiums related to such products were $108 million and $88 million in 2004 and 2003, respectively. Commissions and fees paid to SB were $50 million and $57 million in 2004 and 2003, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company also distributes deferred annuity products through its affiliates, Primerica Financial Services, Inc. ("PFS"), CitiStreet Retirement Services, a division of CitiStreet LLC, (together with its subsidiaries,"CitiStreet") and Citibank, N.A. ("Citibank").

     Deposits received from PFS were $636 million and $628 million in 2004 and 2003, respectively. Commissions and fees paid to PFS were $48 million and $52 million, in 2004 and 2003, respectively.

     Deposits received from CitiStreet were $116 million and $82 million in 2004 and 2003, respectively. Related commissions and fees paid to CitiStreet were $3 million and $2 million in 2004 and 2003, respectively.

     Deposits received from Citibank were $112 million and $162 million in 2004 and 2003, respectively. Commissions and fees paid to Citibank were $13 million and $12 million in 2004 and 2003, respectively.

     The leasing functions for the Company were administered by a Citigroup subsidiary. Rent expense related to leases was shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 2004 and 2003.

14.  SUBSEQUENT EVENT

     On February 14, 2006, TLAC filed, with the State of Connecticut Office of the Secretary of the State, a Certificate of Amendment to the Charter as Amended and Restated of The Travelers Life and Annuity Company (the "Charter Amendment"). The Charter Amendment changes the name of TLAC to "MetLife Life and Annuity Company of Connecticut" and is effective on May 1, 2006.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE TRAVELERS INSURANCE COMPANY)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                      OTHER THAN INVESTMENTS IN AFFILIATES
                               DECEMBER 31, 2005
                                 (IN MILLIONS)

                                                                SUCCESSOR
                                             ------------------------------------------------
                                                  COST OR                        AMOUNT AT
                                                 AMORTIZED        ESTIMATED    WHICH SHOWN ON
                                                  COST(1)         FAIR VALUE   BALANCE SHEET
                                                 ---------        ----------   --------------
TYPE OF INVESTMENT
Fixed Maturities:
  Bonds:
     U.S. Treasury/agency securities.......        $  793           $  791         $  791
     State and political subdivision
       securities..........................            84               81             81
     Foreign government securities.........            75               77             77
     Public utilities......................           199              197            197
     All other corporate bonds.............         3,171            3,097          3,097
  Residential and commercial
     mortgage-backed, and other
     asset-backed securities...............         1,833            1,809          1,809
  Redeemable preferred stock...............             3                3              3
                                                   ------           ------         ------
     Total fixed maturities................         6,158           $6,055          6,055
                                                   ------           ======         ------
Equity Securities:
  Common stocks:
     Industrial, miscellaneous and all
       other...............................             1           $    1              1
  Non-redeemable preferred stocks..........             3                3              3
                                                   ------           ------         ------
     Total equity securities...............             4           $    4              4
                                                   ------           ======         ------
Mortgage loans on real estate..............           258                             258
Policy loans...............................            37                              37
Other limited partnership interests........            73                              73
Short-term investments.....................            57                              57
Other invested assets......................           333                             333
                                                   ------                          ------
     Total investments.....................        $6,920                          $6,817
                                                   ======                          ======

---------------

(1) Cost for fixed maturities and mortgage loans on real estate represent original cost reduced by repayments, net valuation allowances and write-downs from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by write-downs from other-than-temporary declines in value; and limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE TRAVELERS INSURANCE COMPANY)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                    AS OF DECEMBER 31, 2005 (SUCCESSOR) AND
                        DECEMBER 31, 2004 (PREDECESSOR)
                                 (IN MILLIONS)

                                                                       FUTURE
                                                                       POLICY
                                                                    BENEFITS AND
                                                            DAC        OTHER       POLICYHOLDER
                                                            AND     POLICYHOLDER     ACCOUNT       UNEARNED
                                                            VOBA       FUNDS         BALANCES     REVENUE(1)
                                                            -----   ------------   ------------   ----------
As of December 31, 2005 (SUCCESSOR)......................  $1,777      $1,808         $5,688         $18
                                                           ======      ======         ======         ===
As of December 31, 2004 (PREDECESSOR)....................  $1,533      $1,079         $5,227         $42
                                                           ======      ======         ======         ===

---------------

(1) Amounts are included in the other policyholder funds column for successor and included in other liabilities for predecessor.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE TRAVELERS INSURANCE COMPANY)

                          SCHEDULE III -- (CONTINUED)

           FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (SUCCESSOR) AND
                        JUNE 30, 2005 (PREDECESSOR) AND
          FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (PREDECESSOR)
                                 (IN MILLIONS)

                                       PREMIUM                  POLICYHOLDER
                                       REVENUES                   BENEFITS     AMORTIZATION OF                PREMIUMS
                                         AND          NET           AND         DAC AND VOBA       OTHER      WRITTEN
                                        POLICY    INVESTMENT      INTEREST       CHARGED TO      OPERATING   (EXCLUDING
                                         FEES       INCOME        CREDITED     OTHER EXPENSES    EXPENSES      LIFE)
                                         ------   -----------   ------------   ---------------   ---------   ----------
For the six months ended December 31,
  2005 (SUCCESSOR)...................    $250        $167           $166            $108            $57        $  --
                                         ====        ====           ====            ====            ===        =====
For the six months ended June 30,
  2005 (PREDECESSOR).................    $241        $223           $175            $133            $51        $   4
                                         ====        ====           ====            ====            ===        =====
For the year ended December 31, 2004
  (PREDECESSOR)......................    $411        $389           $326            $227            $76        $   6
                                         ====        ====           ====            ====            ===        =====
For the year ended December 31, 2003
  (PREDECESSOR)......................    $278        $356           $307            $137            $48        $   4
                                         ====        ====           ====            ====            ===        =====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE TRAVELERS INSURANCE COMPANY)

                                  SCHEDULE IV

                            CONSOLIDATED REINSURANCE
AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE SIX MONTHS ENDED DECEMBER 31, 2005
        AND JUNE 30, 2005 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                                 (IN MILLIONS)

                                                                                                      % AMOUNT
                                                               GROSS                          NET     ASSUMED
                                                              AMOUNT     CEDED    ASSUMED   AMOUNT     TO NET
                                                              -------   -------   -------   -------   --------
AS OF AND FOR THE SIX MONTHS ENDED DECEMBER 31, 2005
  (SUCCESSOR)
Life insurance in-force.....................................  $63,023   $48,618    $ --     $14,405       --%
                                                              =======   =======    ====     =======
Life insurance premium......................................  $    41   $    24    $ --     $    17       --%
                                                              =======   =======    ====     =======
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (PREDECESSOR)
Life insurance premium......................................  $    39   $    19    $ --     $    20       --%
                                                              =======   =======    ====     =======
AS OF AND FOR THE YEAR ENDED 2004 (PREDECESSOR)
Life insurance in-force.....................................  $54,886   $44,286    $ --     $10,600       --%
                                                              =======   =======    ====     =======
Life insurance premium......................................  $    74   $    34    $ --     $    40       --%
                                                              =======   =======    ====     =======
AS OF AND FOR THE YEAR ENDED 2003 (PREDECESSOR)
Life insurance in-force.....................................  $43,671   $34,973    $ --     $ 8,698       --%
                                                              =======   =======    ====     =======
Life insurance premium......................................  $    66   $    25    $ --     $    41       --%
                                                              =======   =======    ====     =======

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:


    Statement of Assets and Liabilities as of December 31, 2005
    Statement of Operations for the year ended December 31, 2005
    Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004
    Statement of Investments as of December 31, 2005

    Notes to Financial Statements

    The financial statements and schedules of The Travelers Life and Annuity Company and the report of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information. The financial statements of The Travelers Life and Annuity Company include:


    Statements of Income for the years ended December 31, 2005, 2004 and 2003 Balance Sheets as of December 31, 2005 and 2004
    Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2005, 2004 and 2003
    Statements of Cash Flows for the years ended December 31, 2005, 2004 and
    2003

    Notes to Financial Statements

(b) Exhibits


EXHIBIT
NUMBER  DESCRIPTION
------  -----------
 1.     Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the
        Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, File No. 333-
        58809, filed July 9, 1998.)

 2.     Not Applicable.

 3(a).  Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity
        Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to the Registration
        Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

 3(b).  Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the
        Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

 3(c)   Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-65343
        filed April 5, 2006.)

 4.     Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-58809, filed November 3, 1998.)

             a.  Company Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-
                 Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 033-65339 filed on
                 April 7, 2006.)

 5.     1)  Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the
            Registration Statement on Form N-4, File No. 333-58809, filed November 3, 1998.)

           a.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
               Application Rev. 5-05, National app L-22213
           b.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
               Application Rev. 7-05 National app L-22213
           c.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
               Application Rev. 11-05 National app L-22213
           d.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
               Application Rev. 1-06 National app L-22213
           e.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Master Application for
               Group Deferred Variable Annuity L22534 TRA Master App 7-05
           f.  The Travelers Life and Annuity Company for Deferred Variable Annuity Application (Arizona)
               L-22213AZ 5-05
           g.  The Travelers Life and Annuity Company for Deferred Variable Annuity Application (Arizona)
               L-22213AZ 7-05
           h.  The Travelers Life and Annuity Company for Deferred Variable Annuity Application (Arizona)
               L-22213AZ 11-05
           i.  The Travelers Life and Annuity Company for Deferred Variable Annuity Application (Arizona)
               L-22213AZ 1-06
      2)  Form of Variable Annuity Application. (Incorporated herein by reference to Exhibit 5 to Post-Effective
          Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form
          N-4, File No. 033-65343 filed April 5, 2006.)

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1997.)
      1)  Certificate of Amendment of the Charter as Amended and Restated of The Travelers Life and Annuity
          Company effective May 1, 2006. (Incorporated herein by reference to Exhibit 6(c) to Post-Effective
          Amendment No. 14 to The Travelers Fund ABD II for Variable Annuities Registration

6(b)  By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1997.)

6(c)  Certificate of Amendment of the Charter as Amended and Restated of The Travelers Life and Annuity Company
      effective May 1, 2006. (Incorporated herein by reference to Post-Effective Amendment No. 14 to The Travelers Fund
      ABD II for Variable Annuities Registration Statement on Form N-4 , File No. 033-65339 filed April 7, 2006.

7.    Specimen Reinsurance Agreement. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No.
      2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)

8.    Participation Agreements. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the
      Registration Statement on Form N-4, File No. 333-101778, filed April 21, 2005).

8 (a) Participation Agreement Among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors
      Distribution Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective
      November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The
      Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 5,
      2006.)

8 (b) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance
      Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1,
      2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The Travelers Fund
      ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 5, 2006.)

9.    Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4, filed July 9, 1998.)


10.(a)  Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herewith.

10. (b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm. Filed herewith

11.     Not applicable.

12.     Not applicable.

15      Powers of Attorney authorizing Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James
        L. Lipscomb, Gina C. Sandonato, Myra L. Saul, and Marie C. Swift as signatory for C. Robert Henrikson, Leland C.
        Launer, Jr., Lisa M. Weber, Stanley J. Talbi, and Joseph J. Prochaska, Jr. (Incorporated herein by reference to Post-
        Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-100434, filed September 19,
        2005).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


 NAME AND PRINCIPAL                     POSITIONS AND OFFICES
 BUSINESS ADDRESS                       WITH INSURANCE COMPANY
 -------------------------------------  --------------------------------------
 C. Robert Henrikson (a)
 Leland C. Launer, Jr. (e)              Director, Chairman, President and
                                        Chief Executive Officer
 Lisa M. Weber (a)                      Director
 Steven A. Kandarian (b)                Director
 James L. Lipscomb (a)                  Executive Vice President and Chief
                                        Investment Officer
 Gwenn L. Carr (a)                      Executive Vice President and General
                                        Counsel
 Joseph J. Prochaska, Jr. (a)           Senior Vice President and Secretary
 Stanley J. Talbi (a)                   Senior Vice President and Chief
                                        Accounting Officer
 Anthony J. Williamson (a)              Senior Vice President and Chief
                                        Financial Officer
 Michael K. Farrell (b)                 Senior Vice President and Treasurer
 Hugh C. McHaffie (d)                   Senior Vice President
 Roberto Baron (a)                      Senior Vice President
 Steven J. Brash (a)                    Vice President and Senior Actuary
 William D. Cammarata (f)               Vice President
 Vincent Cirulli (b)                    Vice President
 James R. Dingler (b)                   Vice President
 Elizabeth M. Forget (g)                Vice President
 Judith A. Gulotta (b)                  Vice President
 C. Scott Inglis (b)                    Vice President and Assistant Secretary
 Daniel D. Jordan (d)                   Vice President
 Bennett Kleinberg (c)                  Vice President and Assistant Secretary
 Paul L. LeClair (d)                    Vice President and Actuary
 Gene L. Lunman (c)                     Vice President and Actuary
 Joseph J. Massimo (f)                  Vice President
 Daniel A. O'Neill (b)                  Vice President
 Mark S. Reilly (c)                     Vice President
 Mark J. Remington (c)                  Vice President
 Jonathan L. Rosenthal (b)              Vice President
 Ragai A. Roushdy (b)                   Vice President and Chief Hedging
                                        Officer
 Erik V. Savi (b)                       Vice President
 Kevin M. Thornwarth (b)                Vice President
 Mark. H. Wilsmann (b)                  Vice President
 Louis P. DiGiacomo (a)                 Vice President
 Christopher A. Kremer (d)              Assistant Vice President
 Sharon A. Owens (c)                    Assistant Vice President and Actuary
 Linn K. Richardson (c)                 Assistant Vice President
 Ellen N. Derrig (b)                    Assistant Vice President and Actuary
 William K. Ding (b)                    Assistant Secretary
 William P. Gardella (b)                Assistant Secretary
 Nancy J. Hammer (i)                    Assistant Secretary
 Donald J. Healy, Jr. (j)               Assistant Secretary
 Todd Lurie (b)                         Assistant Secretary
 Mark T. Pallis (k)                     Assistant Secretary
 Edward M. Pollock (k)                  Assistant Secretary
 Gregory M. Harrison (a)                Assistant Secretary
 James W. Koeger (l)                    Assistant Treasurer
 Patricia M. Wersching (l)              Assistant Treasurer
 Joseph A. Zdeb (a)                     Assistant Treasurer

PRINCIPAL BUSINESS ADDRESS:


(a) One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York
11101
(b) 10 Park Avenue, Morristown, NJ 07962
(c) 185 Asylum Street, Hartford, CT 06103
(d) 501 Boylston Street, Boston, MA 02116
(e) 501 Route 22, Bridgewater, NJ 08807
(f) 18210 Crane Nest Drive, Tampa, FL 33647
(g) 260 Madison Avenue, New York, NY 10016
(h) 6750 Poplar Avenue, Germantown, TN 38138
(i) 2400 Lakeview Parkway, Alpharetta, GA 30004
(j) 2021 Spring Road, Oak Brook, IL 60523
(k) 400 South El Camino Real, San Mateo, CA 94402
(l) 13045 Tesson Ferry Road, St. Louis, MO 63128


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant and Depositor and ultimately controlled by MetLife, Inc. An organizational chart for MetLife, Inc. follows:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

            e)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Thorngate, LLC (DE)

      11.   Alternative Fuel I, LLC (DE)

      12.   Transmountain Land & Livestock Company (MT)

      13.   MetPark Funding, Inc. (DE)

      14.   HPZ Assets LLC (DE)

      15.   MetDent, Inc. (DE)

      16.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      17.   Metropolitan Tower Realty Company, Inc. (DE)

      18.   MetLife (India) Private Ltd. (India)

      19.   Metropolitan Marine Way Investments Limited (Canada)

      20.   MetLife Private Equity Holdings, LLC (DE)

      21.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      22.   Metropolitan Realty Management, Inc. (DE)

      23.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      24.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        25.   Bond Trust Account A (MA)

        26.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      27.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      28.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

                        (o)   RGA Global Reinsurance, Ltd. (Bermuda)

      29.   Corporate Real Estate Holdings, LLC (DE)

      30. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      31.   MetLife Tower Resources Group, Inc. (DE)

      32.   Headland Development Corporation (CA)

      33.   Headland - Pacific Palisades, LLC (CA)

      34.   Headland Properties Associates (CA)

      35.   Krisman, Inc. (MO)

      36.   Special Multi-Asset Receivables Trust (DE)

      37.   White Oak Royalty Company (OK)

      38.   500 Grant Street GP LLC (DE)

      39. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      40.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      4. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      5. Pilgrim Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

      6.    Pilgrim Investments Highland Park, LLC (CO)

      7.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      8.    Pilgrim Investments York Road, LLC(DE)

      9.   Euro TI Investments LLC (DE)

      10.   Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      11.   Hollow Creek, L.L.C. (CT/NC)

      12. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      13. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      14.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      15.   TIC European Real Estate LP, LLC (DE)

      16.   MetLife European Holdings, Inc. (DE)

      17.   Travelers European Investments LLC (CT)

      18.   Travelers International Investments Ltd. (Cayman Islands)

      19. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      20.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      21.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      22.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      23. TRAL & Co. (DE) - is a general partnership. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      24.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 28, 2006, there were 7,381 Contract Owners.


ITEM 28. INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and Travelers Distribution LLC, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER


ITEM 29. PRINCIPAL UNDERWRITER

(a) MLI Distribution LLC
    One Cityplace
    Hartford, CT 06103-3415

MLI Distribution LLC also serves as principal underwriter for the following funds:

MetLife of CT Fund U for Variable Annuities (formerly, The Travelers Fund U for Variable Annuities), MetLife of CT Fund VA for Variable Annuities (formerly, The Travelers Fund VA for Variable Annuities), MetLife of CT Fund BD for Variable Annuities (formerly, The Travelers Fund BD for Variable Annuities), MetLife of CT Fund BD II for Variable Annuities (formerly, The Travelers Fund BD II for Variable Annuities), MetLife of CT Fund BD III for Variable Annuities (formerly, The Travelers Fund BD III for Variable Annuities), MetLife of CT Fund BD IV for Variable Annuities (formerly, The Travelers Fund BD IV for Variable Annuities), MetLife of CT Fund ABD for Variable Annuities (formerly, The Travelers Fund ABD for Variable Annuities), MetLife of CT Fund ABD II for Variable Annuities (formerly, The Travelers Fund ABD II for Variable Annuities), MetLife of CT Separate Account PF for Variable Annuities (formerly, The Travelers Separate Account PF for Variable Annuities), MetLife of CT Separate Account PF II for Variable Annuities (formerly, The Travelers Separate Account PF II for Variable Annuities), MetLife of CT Separate Account QP for Variable Annuities (Formerly, The Travelers Separate Account QP for Variable Annuities), MetLife of CT Separate Account TM for Variable Annuities (formerly, The Travelers Separate Account TM for Variable Annuities), MetLife of CT Separate Account Six for Variable Annuities (formerly, The Travelers Separate Account Six for Variable Annuities), MetLife of CT Separate Account Seven for Variable Annuities (formerly, The Travelers Separate Account Seven for Variable Annuities), MetLife of CT Separate Account Eight for Variable Annuities (formerly, The Travelers Separate Account Eight for Variable Annuities), MetLife of CT Separate Account Nine for Variable Annuities (formerly, The Travelers Separate Account Nine for Variable Annuities), MetLife of CT Separate Account Ten for Variable Annuities (formerly, The Travelers Separate Account Ten for Variable Annuities), MetLife of CT Fund UL for Variable Life Insurance (formerly, The Travelers Fund UL for Variable Life Insurance), MetLife of CT Fund UL II for Variable Life Insurance (formerly, The Travelers Fund UL II for Variable Life Insurance), MetLife of CT Fund UL III for Variable Life Insurance (formerly, The Travelers Fund UL III for Variable Life Insurance), MetLife of CT Variable Life Insurance Separate Account One (formerly, The Travelers Variable Life Insurance Separate Account One), MetLife of CT Variable Life Insurance Separate Account Two (formerly, The Travelers Variable Life Insurance Separate Account Two), MetLife of CT Variable Life Insurance Separate Account Three (formerly, The Travelers Variable Life Insurance Separate Account Three), MetLife of CT Variable Life Insurance Separate Account Four (formerly, The Travelers Variable Life Insurance Separate Account Four), The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, MetLife of CT Quality Bond Account for Variable Annuities (formerly, The Travelers Quality Bond Account for Variable Annuities), MetLife of CT Money Market Account for Variable Annuities ( The Travelers Money Market Account for Variable Annuities), The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, MetLife of CT Separate Account Eleven for Variable Annuities (formerly, TIC Separate Account Eleven for Variable Annuities), MetLife of CT Separate Account Twelve for Variable Annuities (formerly, TLAC Separate Account Twelve for Variable Annuities), MetLife of CT Separate Account Thirteen for Variable Annuities (formerly, TIC Separate Account Thirteen for Variable Annuities), MetLife of CT Separate Account Fourteen for Variable Annuities (formerly, TLAC Separate Account Fourteen for Variable Annuities), MetLife of CT Variable Annuity Separate Account 2002 (formerly, TIC Variable Annuity Separate Account 2002) and MetLife Life and Annuity oF CT Variable Annuity Separate Account 2002 (formerly, TLAC Variable Annuity Separate Account 2002.



(b) NAME AND PRINCIPAL       POSITIONS AND OFFICES
    BUSINESS ADDRESS         WITH UNDERWRITER
    ------------------------ --------------------------------------
    Leslie Sutherland (a)    President
    Steven J. Brash (a)      Vice President
    Debora L. Buffington (b) Vice President, Director of Compliance

   Charles M. Deuth (a)                  Vice President, National Accounts
   Anthony J. Dufault (b)                Vice President
   James R. Fitzpatrick (b)              Vice President
   Elizabeth M. Forget (c)               Vice President and Chief Marketing
                                         Officer
   Helayne F. Klier (c)                  Vice President
   Paul M. Kos (b)                       Vice President
   Paul A. LaPiana (b)                   Vice President, Life Insurance
                                         Distribution Division
   Richard C. Pearson (b)                Vice President and Secretary
   John E. Petersen (e)                  Vice President
   Robert H. Petersen (e)                Vice President and Chief Financial
                                         Officer
   Deron J. Richens (b)                  Vice President
   Paul A. Smith (a)                     Vice President
   Cathy Sturdivant (b)                  Vice President
   Paulina Vakouros (c)                  Vice President
   Edward C. Wilson (b)                  Vice President and Chief Distribution
                                         Officer
   James R. Allen (b)                    Assistant Vice President
   Robert H. Bruce (b)                   Assistant Vice President
   Jeffrey A. Tupper (b)                 Assistant Vice President
   Anthony J. Williamson (a)             Treasurer
   Jonnie L. Crawford (b)                Assistant Secretary
   Gregory M. Harrison                   Assistant Treasurer
   James W. Koeger (d)                   Assistant Treasurer
   Michael K. Farrell (f)                Manager
   Craig W. Markham (d)                  Manager
   William J. Toppeta (a)                Manager



   PRINCIPAL BUSINESS ADDRESS

   (a) One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York 11101
   (b) 5 Park Plaza, Suite 1900, Irvine, CA 92614
   (c) 260 Madison Avenue, New York, NY 10016
   (d) 13045 Tesson Ferry Road, St. Louis, MO 63128
   (e) 485-E U.S. Highway 1 South, 4/th/ Floor, Iselin, NJ 08830
   (f) 10 Park Avenue, Morristown, NJ 07962


(c) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


(1) MetLife Life and Annuity Company of Connecticut

    One Cityplace
    Hartford, Connecticut 06103-3415

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


(d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)--(d) of Rule 6c-7 have been complied with.

(e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs
     (1)--(4) of such letter


The Company hereby represents:

(a). That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 14th day of April, 2006.


                                              THE TRAVELERS SEPARATE ACCOUNT SIX
                                              FOR VARIABLE ANNUITIES
                                                        (Registrant)

                                              THE TRAVELERS LIFE AND
                                              ANNUITYCOMPANY
                                                         (Depositor)

                                              By: /s/ Bennett D. Kleinberg
                                                  -----------------------------
                                                  Bennett D. Kleinberg, Vice
                                                  President and Actuary


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of April, 2006.


 *C. ROBERT HENRIKSON                   Director, Chairman, President and
 -------------------------------------  Chief Executive Officer
 (C. Robert Henrikson)

 *STANLEY J. TALBI                      Senior Vice President and Chief
 -------------------------------------  Financial Officer
 (Stanley J. Talbi)

 *JOSEPH J. PROCHASKA, JR.              Senior Vice President and Chief
 -------------------------------------  Accounting Officer
 (Joseph J. Prochaska, Jr.)

 *LELAND C, LAUNER, JR.                 Director
 -------------------------------------
 (Leland C. Launer, Jr.)

 *LISA M. WEBER                         Director
 -------------------------------------
 (Lisa M. Weber)


*By: /s/ Myra L. Saul
     -------------------------
     Myra L. Saul,
     Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT NO. DESCRIPTION
----------- -----------
    5            a. The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable
                    Annuity Application Rev. 5-05, National app L-22213
                 b. The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable
                    Annuity Application Rev. 7-05 National app L-22213
                 c. The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable
                    Annuity Application Rev. 11-05 National app L-22213
                 d. The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable
                    Annuity Application Rev. 1-06 National app L-22213
                 e. The Travelers Insurance Company, The Travelers Life and Annuity Company, Master Application for
                    Group Deferred Variable Annuity L22534 TRA Master App 7-05
                 f. The Travelers Life and Annuity Company for Deferred Variable Annuity Application (Arizona) L-
                    22213AZ 5-05
                 g. The Travelers Life and Annuity Company for Deferred Variable Annuity Application (Arizona) L-
                    22213AZ 7-05
                 h. The Travelers Life and Annuity Company for Deferred Variable Annuity Application (Arizona) L-
                    22213AZ 11-05
                 i. The Travelers Life and Annuity Company for Deferred Variable Annuity Application (Arizona) L-
                    22213AZ 1-06

  10.(a)    Consent of KPMG LLP, Independent Registered Public Accounting Firm.
  10.(b)    Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.